                                          REGISTRATION NOS. 333-124398/811-3240

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                       PRE-EFFECTIVE AMENDMENT NO.    [  ]
                     POST EFFECTIVE AMENDMENT NO. 12   [X]
                                    AND/OR
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940
                             AMENDMENT NO. 197  [X]

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (NAME OF DEPOSITOR)

                   2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3150
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        AMERICAN HOME ASSURANCE COMPANY
                              (NAME OF GUARANTOR)

                     175 WATER STREET, NEW YORK, NY 10038
        (ADDRESS OF GUARANTOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                   2919 ALLEN PARKWAY, HOUSTON, TEXAS 77019
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

It is proposed that this filing will become effective:

[X]immediately upon filing pursuant to paragraph (b) of Rule 485
[  ]on [date] pursuant to paragraph (b) of Rule 485
[ ]60 days after filing pursuant to paragraph (a) (1) of Rule 485 [ ]on [date] pursuant to paragraph (a) (1) of Rule 485

                               -----------------

TITLE OF SECURITIES BEING REGISTERED: (i) Units of interests in Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts, Independence Plus Fixed And Variable Annuity Contracts, and (ii) a guarantee related to insurance obligations under certain variable annuity contracts.

================================================================================

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

INDEPENDENCE PLUS

UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS


 PROSPECTUS                                                        MAY 1, 2013


This prospectus offers flexible and single payment group and individual fixed and variable deferred annuity contracts (the "Contracts"). The Contracts are offered to Participants in certain employer-sponsored qualified retirement plans. Nonqualified Contracts are also available for certain employer-sponsored plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in up to 7 out of a total of 12 Fixed and Variable Account Options described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I.

   VARIABLE ACCOUNT OPTIONS

       Asset Allocation Fund         International Government Bond Fund
       Capital Conservation Fund     Mid Cap Index Fund
       Global Social Awareness Fund  Money Market I Fund
       Government Securities Fund    Small Cap Index Fund
       International Equities Fund   Stock Index Fund

This prospectus provides information employers and Participants should know before investing in the Contracts and will help each make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information ("SAI"), dated May 1, 2013, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



GLOSSARY OF TERMS..........................................................  1

FEE TABLES.................................................................  2

SELECTED PURCHASE UNIT DATA................................................  3

SUMMARY....................................................................  4

GENERAL INFORMATION........................................................  6
   About the Contracts.....................................................  6
   About VALIC.............................................................  6
   American Home Assurance Company.........................................  6
   About VALIC Separate Account A..........................................  7
   Units of Interest.......................................................  7
   Distribution of the Contracts...........................................  7

FIXED ACCOUNT OPTIONS......................................................  8

VARIABLE ACCOUNT OPTIONS...................................................  8

PURCHASE PERIOD............................................................  9
   Account Establishment...................................................  9
   When Your Account Will be Credited...................................... 10
   Purchase Units.......................................................... 11
   Calculation of Value for the Fixed Account Options...................... 11
   Calculation of Value for the Variable Account Options................... 11
   Stopping Purchase Payments.............................................. 11

TRANSFERS BETWEEN INVESTMENT OPTIONS....................................... 11
   During the Purchase Period - Policy Against Market Timing and Frequent
     Transfers............................................................. 12
   Communicating Transfer or Reallocation Instructions..................... 13
   Effective Date of Transfer.............................................. 13
   Transfers During the Payout Period...................................... 13

FEES AND CHARGES........................................................... 13
   Account Maintenance Charge.............................................. 13
   Surrender Charge........................................................ 13
   Premium Tax Charge...................................................... 14
   Separate Account Charges................................................ 14
   Other Charges........................................................... 14



PAYOUT PERIOD.............................................................. 15
   Fixed Payout............................................................ 15
   Assumed Investment Rate................................................. 15
   Combination Fixed and Variable Payout................................... 15
   Partial Annuitization................................................... 15
   Payout Date............................................................. 15
   Payout Options.......................................................... 16
   Payout Information...................................................... 17

SURRENDER OF ACCOUNT VALUE................................................. 17
   When Surrenders Are Allowed............................................. 17
   Surrender Process....................................................... 17
   Amount That May Be Surrendered.......................................... 18
   Surrender Restrictions.................................................. 18
   Partial Surrenders...................................................... 18

EXCHANGE PRIVILEGES........................................................ 18

DEATH BENEFITS............................................................. 19
   The Process............................................................. 19
   Beneficiary Information................................................. 19
   Special Information for Individual Nonqualified Contracts............... 19
   During the Purchase Period.............................................. 19
   During the Payout Period................................................ 20

OTHER CONTRACT FEATURES.................................................... 20
   Changes that may not be Made............................................ 20
   Change of Beneficiary................................................... 20
   Cancellation - The 10 Day "Free Look"................................... 20
   We Reserve Certain Rights............................................... 21
   Relationship to Employer's Plan......................................... 21

VOTING RIGHTS.............................................................. 21
   Who May Give Voting Instructions........................................ 21
   Determination of Fund Shares Attributable to Your Account............... 21
   How Fund Shares are Voted............................................... 21

FEDERAL TAX MATTERS........................................................ 22
   Types of Plans.......................................................... 22
   Tax Consequences in General............................................. 22

LEGAL PROCEEDINGS.......................................................... 24

FINANCIAL STATEMENTS....................................................... 24

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION................... 25

GLOSSARY OF TERMS

Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant or the individual purchasing an individual Contract. Other specific terms we use in this prospectus are:

ACCOUNT VALUE - the total sum of your Fixed Account Option and/or Variable Account Option that has not yet been applied to your Payout Payments.

ANNUITANT - the individual (in most cases, you) to whom Payout Payments will be paid.

ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY - the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY - any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CONTRACT OWNER - the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a sub-account of VALIC Separate Account A.

FIXED ACCOUNT OPTION - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

HOME OFFICE - located at 2929 Allen Parkway, Houston, Texas 77019.

MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

PARTICIPANT YEAR - a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS - annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

PAYOUT UNIT - a measuring unit used to calculate Payout Payments from your Variable Account Option. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division in which you are invested.

PROOF OF DEATH - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD - the accumulation period, or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

PURCHASE UNIT - a unit of interest owned by you in your Variable Account Option.

SYSTEMATIC WITHDRAWALS - payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION - investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT OR SURRENDER THE CONTRACT.

        CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES
        Surrender Charge (as a percentage of the lesser of all
          Purchase Payments received during the last 60 months
          or the amount surrendered, as applicable) /(1)/......   5.00%
        Maximum Loan Application Fee (per loan)................ $   60
        State Premium Taxes (as a percentage of the amount
          annuitized)..........................................  0-3.5%


(1)No surrender charge will be applied if your account has been in effect for 15 years or longer, or your account has been in effect for 5 years or longer and you have attained age 59 1/2. There will be no surrender charge on Purchase Payments received more than 60 months prior to surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.


THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

        SEPARATE ACCOUNT EXPENSES
        Account Maintenance Charge
           First Year................................ $5.00 per quarter
           There after............................... $3.75 per quarter
        Mortality and Expense Risk (as a percentage
          of Separate Account net assets)............              1.00%

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUNDS' FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                               MINIMUM MAXIMUM
  TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                  ------- -------
  (Expenses that are deducted from the assets of a Mutual
    Fund, including management fees, distribution and/or
    service (12b-1) fees, and other expenses).................  0.37%   0.77%


Example

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.

The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option. The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

    (1)If you surrender your Contract at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $646  $1,058  $1,468   $2,106

    (2)If you annuitize at the end of the applicable time period:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $181   $562    $968    $2,106


    (3)If you do not surrender your Contract:


                        1 YEAR 3 YEARS 5 YEARS 10 YEARS
                        ------ ------- ------- --------
                         $181   $562    $968    $2,106


Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA

Purchase Units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.


                                                                        NUMBER OF
                                                                UNIT      UNITS
                                                     UNIT     VALUE AT OUTSTANDING
FUND NAME                                   YEAR VALUE AT 1/1  12/31    AT 12/31
---------                                   ---- ------------ -------- -----------
Asset Allocation Fund (Division 5)
                                            2012    5.582      6.262     8,647,657
                                            2011    5.586      5.582    10,743,259
                                            2010    4.925      5.586    10,105,583
                                            2009    4.024      4.925    11,007,958
                                            2008    5.218      4.024    12,088,884
                                            2007    4.958      5.218    13,610,095
                                            2006    4.481      4.958    31,608,964
                                            2005    4.364      4.481    38,101,825
                                            2004    4.063      4.364    42,594,301
                                            2003    3.429      4.063    42,040,433
Capital Conservation Fund (Division 7)
                                            2012    3.463      3.637     3,884,980
                                            2011    3.274      3.463     4,035,449
                                            2010    3.067      3.274     4,535,082
                                            2009    2.790      3.067     4,327,145
                                            2008    2.906      2.790     4,227,708
                                            2007    2.831      2.906     4,650,085
                                            2006    2.736      2.831    60,382,625
                                            2005    2.715      2.736    38,101,825
                                            2004    2.638      2.715    25,767,071
                                            2003    2.559      2.638    26,764,417
Global Social Awareness Fund (Division 12)
                                            2012    3.533      4.103     5,419,767
                                            2011    3.804      3.533     5,938,032
                                            2010    3.423      3.804     6,548,441
                                            2009    2.628      3.423     7,299,794
                                            2008    4.423      2.628     8,364,218
                                            2007    4.279      4.423     9,098,662
                                            2006    3.742      4.279    80,893,362
                                            2005    3.631      3.742    88,315,012
                                            2004    3.317      3.631   101,512,026


                                                                        NUMBER OF
                                                                UNIT      UNITS
                                                     UNIT     VALUE AT OUTSTANDING
FUND NAME                                   YEAR VALUE AT 1/1  12/31    AT 12/31
---------                                   ---- ------------ -------- -----------
                                            2003    2.608      3.317   110,369,646
Government Securities Fund (Division 8)
                                            2012    3.496      3.589     3,813,723
                                            2011    3.216      3.496     4,248,269
                                            2010    3.125      3.216     5,858,895
                                            2009    3.280      3.125     5,450,389
                                            2008    3.019      3.280     6,348,989
                                            2007    2.832      3.019     6,051,158
                                            2006    2.776      2.832    30,761,335
                                            2005    2.733      2.776    40,620,801
                                            2004    2.668      2.733    41,192,679
                                            2003    2.664      2.668    48,017,234
International Equities Fund (Division 11)
                                            2012    1.430      1.657    23,216,528
                                            2011    1.662      1.430    26,556,822
                                            2010    1.548      1.662    29,555,862
                                            2009    1.206      1.548    32,323,026
                                            2008    2.153      1.206    35,047,178
                                            2007    1.999      2.153    38,369,898
                                            2006    1.641      1.999   396,739,220
                                            2005    1.417      1.641   394,287,015
                                            2004    1.214      1.417   236,838,112
                                            2003    0.946      1.214    94,147,400
International Government Bond Fund (Division 13)
                                            2012    3.005      3.232     2,717,929
                                            2011    2.905      3.005     3,084,761
                                            2010    2.714      2.905     3,411,281
                                            2009    2.457      2.714     3,544,937
                                            2008    2.495      2.457     4,018,174
                                            2007    2.355      2.495     3,895,094
                                            2006    2.203      2.355    48,786,599
                                            2005    2.239      2.203    64,324,071
                                            2004    2.044      2.239    60,838,720
                                            2003    1.729      2.044    66,821,042

                                                                        NUMBER OF
                                                                UNIT      UNITS
                                                     UNIT     VALUE AT OUTSTANDING
FUND NAME                                   YEAR VALUE AT 1/1  12/31    AT 12/31
---------                                   ---- ------------ -------- -----------

Mid Cap Index Fund (Division 4)
                                            2012    11.215     13.048   16,846,928
                                            2011    11.559     11.215   18,821,190
                                            2010     9.248     11.559   21,008,131
                                            2009     6.755      9.248   23,278,076
                                            2008    10.811      6.755   26,039,580
                                            2007    10.145     10.811   30,120,813
                                            2006     9.317     10.145  207,349,862
                                            2005     8.388      9.317  198,552,536
                                            2004     7.301      8.388  187,095,480
                                            2003     5.457      7.301  174,675,260
Money Market I Fund (Division 6)
                                            2012     2.088      2.067    3,267,193
                                            2011     2.109      2.088    3,720,783
                                            2010     2.129      2.109    4,488,754
                                            2009     2.144      2.129    5,255,436
                                            2008     2.119      2.144    6,564,426
                                            2007     2.044      2.119    7,076,326
                                            2006     1.973      2.044  147,203,713


                                                                        NUMBER OF
                                                                UNIT      UNITS
                                                     UNIT     VALUE AT OUTSTANDING
FUND NAME                                   YEAR VALUE AT 1/1  12/31    AT 12/31
---------                                   ---- ------------ -------- -----------
                                            2005    1.940      1.973   128,654,836
                                            2004    1.944      1.940   129,467,234
                                            2003    1.952      1.944   161,634,525
Small Cap Index Fund (Division 14)
                                            2012    3.705      4.256    15,252,529
                                            2011    3.910      3.705    16,843,242
                                            2010    3.121      3.910    18,694,088
                                            2009    2.458      3.121    20,365,080
                                            2008    3.789      2.458    22,327,907
                                            2007    3.901      3.789    25,104,622
                                            2006    3.338      3.901   238,851,921
                                            2005    3.233      3.338   219,709,484
                                            2004    2.770      3.233   173,418,721
                                            2003    1.910      2.770   134,607,266
Stock Index Fund (Division 10C)
                                            2012    5.186      5.934    47,455,743
                                            2011    5.144      5.186    51,876,211
                                            2010    4.530      5.144    57,310,411
                                            2009    3.627      4.530    63,464,253
                                            2008    5.834      3.627    70,583,334
                                            2007    5.606      5.834    79,675,730
                                            2006    4.906      5.606   692,630,109
                                            2005    4.739      4.906   722,006,187
                                            2004    4.332      4.739   733,344,085
                                            2003    3.413      4.332   756,956,966


SUMMARY

Independence Plus is VALIC's combination fixed and variable annuity that offers you a wide choice of investment options and flexibility. A summary of Independence Plus's major features is presented below. For a more detailed discussion of Independence Plus, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

Independence Plus offers a choice from among 2 Fixed Account Options and 10 Variable Account Options. Each of the Variable Account Options is a series of VALIC Company I. Participants will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your Contract is part of an employer's retirement program, that program will describe which Variable Account Options are available to you. The two Fixed Account Options are Fixed Account Plus and the Short-Term Fixed Account that are each part of the general account assets of the Company. SEE THE "FIXED ACCOUNT OPTION" AND "VARIABLE ACCOUNT OPTION" SECTIONS BELOW.

GUARANTEED DEATH BENEFIT

The Contract offers a death benefit upon the death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

TRANSFERS

There is no charge to transfer the money in your account among the Contract's investment options. You may transfer your Account Value between Variable Account Options at any time during the Purchase Period, subject to certain rules. FOR MORE INFORMATION ON ACCOUNT TRANSFERS, SEE THE "TRANSFERS BETWEEN INVESTMENT OPTIONS" SECTION IN THIS PROSPECTUS.

Your Account Value in the Short-Term Fixed Account must remain there for at least 90 days before it can be transferred to other investment options. In Fixed Account Plus, up to 20% of your Account Value may be transferred during each Participant Year to other investment options.

Once you begin receiving annuity payments from your account (during the Payout Period), you may still transfer funds among Variable Account Options once every 365 days.

FEES AND CHARGES

ACCOUNT MAINTENANCE CHARGE. During the first Participant Year, a quarterly account maintenance charge of $5.00 is charged to your account. After the first Participant Year, the quarterly account maintenance charge is $3.75.

SURRENDER CHARGE. Under some circumstances a surrender charge is deducted from your account. These situations are discussed in detail in the section of this prospectus entitled "Fees and Charges - Surrender Charge" section of the prospectus. When this happens, the surrender charge is computed in two ways and you are charged whichever amount is less. The first amount is simply 5% of whatever amount you have withdrawn. The second amount is 5% of the contributions you made to your account during the last 60 months.

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE. Premium taxes ranging from zero to 3.5% are currently imposed by certain states and municipalities. FOR A DETAILED DISCUSSION ON TIMING AND DEDUCTION OF PREMIUM TAXES SEE THE SECTION OF THIS PROSPECTUS ENTITLED "FEES AND CHARGES -- PREMIUM TAX CHARGE."

SEPARATE ACCOUNT CHARGES. If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of your Contract allocated to the Variable Account Option. Since some of these fees may not apply to your Contract, consult your VALIC financial advisor to see how these provisions apply to you.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as these Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and individual retirement plans ("IRAs") generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should see tax advice from your own tax advisor. FOR A MORE DETAILED DISCUSSION OF THESE INCOME TAX PROVISIONS, SEE "FEDERAL TAX MATTERS" SECTION IN THIS PROSPECTUS.


PURCHASE REQUIREMENTS

If the Contract is a flexible Purchase Payment Contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the Contract is a single Purchase Payment Contract, the minimum Purchase Payment is $1,000 per Participant account. These minimums may be waived where one purchaser, such as an employer, purchases a number of Contracts.

CANCELLATION - THE 10-DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

LOANS

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Options (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

GENERAL INFORMATION

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options. You will be permitted to select up to seven investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. FOR MORE INFORMATION, SEE "PURCHASE PERIOD" AND "PAYOUT PERIOD" SECTION IN THIS PROSPECTUS.

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like the Contracts. Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.


On August 29, 2001, SunAmerica Financial Group, Inc. formerly AIG Life Holdings
(US), Inc., a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc, ("AIG") a Delaware corporation. As a result, VALIC is an indirect, wholly owned subsidiary of AIG, a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012

These transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.


AMERICAN HOME ASSURANCE COMPANY

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home Assurance Company provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern Time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual contract or certificate issued after the Point of Termination. The Guarantee will remain in effect for any contract or certificate issued prior to the Point of Termination until all insurance obligations under such contracts or certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its contracts and certificates, regardless of issue date, in accordance with the terms of those contracts and certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG.

ABOUT VALIC SEPARATE ACCOUNT A

When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contracts. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Ten Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund made available through the Contracts. For example, Division Ten represents and invests in the (VALIC Company I) Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.

VALIC established VALIC Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS


As of the date of this Prospectus, the principal underwriter and distributor for VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or "Distributor"). AGDI, an affiliate of the Company, is located at 2929 Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon such date, SACS will become the Distributor for VALIC Separate Account A. SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. FOR MORE INFORMATION ABOUT THE DISTRIBUTOR, SEE "DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS" IN THE SAI.

The Contracts are no longer offered for sale. Previously, the Contracts were sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of FINRA.

VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. In addition, the Company and the Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts.



FIXED ACCOUNT OPTIONS

The Contracts offer two guaranteed fixed options that are each part of the general account assets of the Company. These Assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantee safety of principal. The guarantees are backed by the claims-paying ability of the Company, and not the Separate Account. The Fixed Account Options are not subject to regulation under the 1940 Act and are not required to be registered under the 1933 Act. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Options. However, federal securities law does require such data to be accurate and complete.

FIXED ACCOUNT PLUS -This account provides fixed-return investment growth for the long-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. There are limitations on transfers out of this option. Purchase Payments allocated to a Fixed Account Option will receive an initial rate of interest. There are limitations on transfers out of this option. If you transfer assets from Fixed Account Plus to a Variable Account Option, any assets transferred back into Fixed Account Plus within 90 days will receive the current rate of interest, which may be lower than the initial rate.

SHORT-TERM FIXED ACCOUNT- This account provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC which may be lower than the rates credited to Fixed Account Plus, above. The account is guaranteed to earn at least a minimum rate of interest.

Money allocated to a Fixed Account Option goes into VALIC's general account. The general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC Contract holders as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Options.

VARIABLE ACCOUNT OPTIONS

The Contracts enable you to participate in Divisions that represent ten Variable Account Options, shown below. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. SEE "ABOUT VALIC SEPARATE ACCOUNT A."

Each individual Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for Independence Plus. VALIC Company I is registered as an open-end management investment company and is regulated under the 1940 Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below.

FOR MORE DETAILED INFORMATION ABOUT EACH MUTUAL FUND OPTION, INCLUDING INVESTMENT STRATEGY AND RISKS, YOU SHOULD REFER TO THE VALIC COMPANY I PROSPECTUS. COPIES ARE AVAILABLE ONLINE AT WWW.VALIC.COM OR YOU MAY CALL 1-800-448-2542 TO REQUEST A COPY. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

DESCRIPTION OF FUNDS AVAILABLE AS VARIABLE ACCOUNT OPTIONS

ASSET ALLOCATION FUND - Seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long term debt securities and short-term money market securities.
Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC.

CAPITAL CONSERVATION FUND - Seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC.

GLOBAL SOCIAL AWARENESS FUND - Seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The fund will typically invest at least 80% of net assets in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed markets. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC.

GOVERNMENT SECURITIES FUND - Seeks high current income and protection of capital through investments in intermediate and long term U.S. government debt securities. Adviser: VALIC; Sub-Adviser: SunAmerica Asset Management Corp. ("SunAmerica").


INTERNATIONAL EQUITIES FUND - Seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers. Adviser: VALIC. Sub-adviser:
PineBridge Investments, LLC.


INTERNATIONAL GOVERNMENT BOND FUND - Seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC.

MID CAP INDEX FUND - Seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index./* /Adviser: VALIC. Sub-adviser: SunAmerica.

MONEY MARKET I FUND - Seeks liquidity, protection of capital and current income thorough investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: SunAmerica

SMALL CAP INDEX FUND - Seeks growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the Sub-Adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index. Adviser: VALIC. Sub-adviser:
SunAmerica.

STOCK INDEX FUND - Seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index./* /Adviser: VALIC. Sub-adviser: SunAmerica.

SunAmerica is affiliated with VALIC due to common ownership.

/*/ "Standard & Poor's(R)," "S&P," "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard & Poor's ("S&P"). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund. /** /The Russell(R) 2000 Index is a trademark/servicemark of the Frank Russell Trust Company. Russell(TM) is a trademark of the Frank Russell Company.


PURCHASE PERIOD

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You must establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, then your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).


The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:


              CONTRACT TYPE     INITIAL PAYMENT SUBSEQUENT PAYMENT
              -------------     --------------- ------------------
              Periodic Payment      $   30             $ 30

              Single Payment        $1,000              -0-

Purchase Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

    . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

    .  Reject the application and return the Purchase Payment; or

    . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

    . Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us;

    . Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in the Money Market I Fund (Division 6), or other investment options chosen by your employer. If your employer chooses another investment option other than the Money Market I Fund (Division 6), the value of your investment may fluctuate and you could lose money. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

    . Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Money Market I Fund (Division 6) option available for your plan or other investment options chosen by your employer. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.

If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order received after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in goodorder, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. SEE "PURCHASE UNIT VALUE" IN THE SAI FOR MORE INFORMATION AND AN ILLUSTRATION OF THE CALCULATION OF THE UNIT VALUE.

CALCULATION OF VALUE FOR THE FIXED ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Fixed Account Options listed in this prospectus as permitted by your retirement program. A complete discussion of the Fixed Account Options may be found in the "Fixed Account Options" section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:

   The value of your Fixed Account Option

=  (EQUALS)

   All Purchase Payments made to the Fixed Account Option

+  (PLUS)

   Amounts transferred from the Variable Account Option to the Fixed Account Option

+  (PLUS)

   All interest earned

-  (MINUS)

   Amounts transferred or withdrawn from Fixed Account Option (including applicable fees and charges).

CALCULATION OF VALUE FOR THE VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than seven investment options. A complete discussion of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit value, your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. SEE "FEES AND CHARGES" SECTION OF THIS PROSPECTUS. Because Purchase Unit values for each Variable Account Option changes each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.

During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Money Market I Fund (Division 6) may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Money Market I Fund will lose value.

STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in Independence Plus without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com. Your employer's plan may also limit your rights to transfer.

DURING THE PURCHASE PERIOD - POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If Contract Owner Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Contract Owner will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days. This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

    .  Plan-level or employer-initiated transactions;

    .  Purchase transactions involving transfers of assets or rollovers;

    . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

    .  Roth IRA conversions or IRA recharacterizations;

    .  Systematic purchases or redemptions;

    .  Systematic account rebalancing; or

    .  Trades of less than $5,000.

As described in a Fund's prospectus and SAI, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's benefit plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus a Contract Owner's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Options are subject to additional restrictions:

FIXED ACCOUNT OPTION % OF ACCOUNT VALUE  FREQUENCY OTHER RESTRICTIONS
-------------------- ------------------  --------- ----------------------------
Fixed Account Plus:  Up to 20% per       Any time  If you transfer assets from
                     Participant Year              Fixed Account Plus to a
                                                   Variable Account Option,
                                                   any assets transferred back
                                                   into Fixed Account Plus
                                                   within 90 days may receive
                                                   a different rate of interest
                                                   than your new Purchase
                                                   Payments. /(1)/

Fixed Account Plus:  Up to 100%          Any time  Available if your Account
                                                   Value is less than or equal
                                                   to $500.

Short-Term Fixed     Up to 100%          Any time  After a transfer into the
Account:                                           Short-Term Fixed Account,
                                                   you may not make a transfer
                                                   from the Short-Term Fixed
                                                   Account for 90 days./(2)/

/(1)/Your employer may further limit or expand the restrictions. We may charge for those modified restrictions if specified in your employer's retirement plan.
/(2)/VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

    . The date of receipt, if received in our Home Office before Market Close; otherwise,

    .  The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfers instructions must be given in writing and mailed to our Home Office. Transfers may be made from the Contract's investment options, subject to the following restrictions:

 PAYOUT OPTION             % OF ACCOUNT VALUE               FREQUENCY
 -------------             -------------------------------  -------------------
 Variable Payout:          Up to 100%                       Once every 365 days

 Combination Fixed and     Up to 100% of money in variable  Once every 365 days
 Variable Payout:          option payout

 Fixed Payout:             Not permitted                    N/A

FEES AND CHARGES

By investing in Independence Plus, you may be subject to the following basic types of fees and charges:

    .  Account Maintenance Charge

    .  Surrender Charge

    .  Premium Tax Charge

    .  Separate Account Charges

    .  Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. FOR ADDITIONAL INFORMATION ABOUT THESE FEES AND CHARGES, SEE THE "FEE TABLES" SECTION OF THIS PROSPECTUS.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $5.00 will be deducted on the last Business Day of each calendar quarter following receipt of the first purchase payment during the first Participant Year. After the first Participant Year, the quarterly account maintenance charge is $3.75. We will sell Purchase Units from your account to pay the account maintenance charge. The charge will be assessed equally among the Variable Account Options and Fixed Account Options that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Contracts.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. FOR INFORMATION ABOUT YOUR RIGHT TO SURRENDER, SEE "SURRENDER OF ACCOUNT VALUE" IN THIS PROSPECTUS.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

AMOUNT OF SURRENDER CHARGE. A surrender charge will be the lesser of:

    . Five percent (5%) of the amount of all Purchase Payments received during the past 60 months; or

    .  Five percent (5%) of the amount withdrawn.

10% FREE WITHDRAWAL. In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to the lesser of any amount withdrawn that exceeds this 10% limit or the amount of the surrender attributable to Purchase Payments received during the most recent 60 months. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. See "Federal Tax Matters" for more information.

EXCEPTIONS TO SURRENDER CHARGE. No surrender charge will be applied:

    .  To money applied to provide a Payout Option;

    .  To death benefits;

    . If no Purchase Payments have been received during the 60 months prior to the date of surrender;

    .  If your account has been in effect for 15 years or longer;


    . If your account has been in effect for 5 years or longer, and you have attained age 59 1/2; or


    . If you have become totally and permanently disabled, defined as follows: you are unable, due to mental or physical impairment, to perform the material and substantial duties of any occupation for which you are suited by means of education, training or experience; the impairment must have been in existence for more than 180 days; the impairment must be expected to result in death or be long-standing and indefinite and proof of disability must be evidenced by a certified copy of a Social Security Administration determination.

PREMIUM TAX CHARGE

Premium taxes are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%, depending on whether the Contract is qualified or nonqualified. Such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under Independence Plus. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit, which may be higher than your Account Value. FOR MORE INFORMATION ABOUT THE DEATH BENEFIT SEE THE "DEATH BENEFIT" SECTION IN THIS PROSPECTUS. The expense risk is our obligation to cover the cost of issuing and administering Independence Plus, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. FOR MORE INFORMATION ABOUT THE MORTALITY AND EXPENSE RISK FEE, SEE THE "FEE TABLES" IN THIS PROSPECTUS.

OTHER CHARGES

We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Such withdrawals will be identified on applicable participant account reports.

Plan loans from the Fixed Account options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan (if permitted under state law) and to limit the number of outstanding loans.

PAYOUT PERIOD

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

    .  Type and duration of payout option chosen;

    .  Your age or your age and the age of your survivor/(1)/;

    . Your gender or your gender and the gender of your survivor/(1)/ (IRAs and certain nonqualified contracts);

    .  The portion of your Account Value being applied; and

    .  The payout rate being applied and the frequency of the payments.

  /(1)/This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected. For example, a higher AIR will generate a higher initial Payout Payment, but as Payout Payments continue they may become smaller, and eventually could be less than if you had initially selected a lower AIR. The frequency of the Payout Payments may lessen to ensure that each Payout Payment is at least $25 per month.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. FOR ADDITIONAL INFORMATION ON HOW PAYOUT PAYMENTS AND PAYOUT UNIT VALUES ARE CALCULATED, SEE THE SAI.

In determining the first Payout Payment, an AIR of 3.5% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

    .  From your existing Variable Account Options (payment will vary); with a

    .  Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide the Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

    . The earliest payout date for a nonqualified Contract, an IRA, or a Roth IRA, is established by the terms of the Contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

    . The earliest payout date for all other qualified Contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the Contract is issued and the federal tax rules governing such Contracts and plans.

    . Distributions from qualified Contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.


    . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.


    . Except in the case of nonqualified Contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs, however distributions from those Contracts may not be postponed until after retirement.

    . All contracts require distributions to commence within a prescribed period after the death of the Contract Owner/Participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

    . The Contracts may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

FOR ADDITIONAL INFORMATION ON PLAN-LEVEL DISTRIBUTION RESTRICTIONS AND ON THE MINIMUM DISTRIBUTION RULES THAT APPLY TO PAYMENTS UNDER 403(B), 401, 403(A) AND 457 PLANS, SIMPLIFIED EMPLOYEE PLANS ("SEPS") OR IRAS, SEE "FEDERAL TAX MATTERS" IN THIS PROSPECTUS AND IN THE SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a Fixed Annuity, a Variable Annuity, or a combination Fixed and Variable Annuity. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

    . LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

    . LIFE WITH GUARANTEED PERIOD -- payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period.

    . LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. These payments are based upon your life expectancy and will continue for as long as you live. If you do not outlive the life expectancy calculated for you, upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account as of the date we receive Proof of Death, less the Payout Payments.

    . JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving

       Annuitant dies prior to the date of the third payment.

    . PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between three and 30. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

PAYOUT INFORMATION


Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. SEE "FEDERAL TAX MATTERS" SECTION IN THIS PROSPECTUS.


If a payout option selection is not made at least 30 days before the Payout Date, then:

    .  Payments will be made under the life with guaranteed period option;

    .  The payments will be guaranteed for a 10 year period;

    . The payments will be based on the allocation used for the Participant's Purchase Payments;

    . The Fixed Account Options will be used to distribute payments to the Participant on a fixed payout basis; and

    . The Variable Account Options will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the joint and survivor life payout option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

SURRENDER OF ACCOUNT VALUE

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value during the Purchase Period if:

    .  allowed under federal and state law; and

    .  allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. SEE "SURRENDER RESTRICTIONS" SECTION OF THE PROSPECTUS.


For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.


We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value during the Purchase Period as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

We may defer payment of the surrender value in the Fixed Account Options for up to 6 months. Interest will be paid on such amounts if payment of Fixed Account

Option surrender value is deferred for 30 calendar days or more.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

   Allowed Surrender Value

 = (EQUALS)

   The Account Value next computed after your properly completed request for surrender is received in our Home Office

 - (MINUS)

   Any applicable surrender charge

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS


Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age 59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to 403(b) annuity contracts are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.


Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death.

Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

    .  death benefits; and

    .  certain small amounts approved by the State of Florida.

Under the LOUISIANA STATE OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Options and Variable Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

   The amount surrendered

 + (PLUS)

   Any surrender charge

 / (DIVIDED BY)

   Your Purchase Units next computed after the written request for surrender is received at our Home Office.

The surrender value will be reduced by the full quarterly account maintenance charge in the case of a full surrender during a quarter.

EXCHANGE PRIVILEGES

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. Your Beneficiary may contact us at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

    .  In a lump sum;

    . In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

    .  In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES. A spousal Beneficiary may receive death benefits as shown above or, in the case of a qualified Contract, may delay any distributions until the Annuitant would have reached age 70 1/2 or roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates. In the case of a nonqualified Contract, spousal Beneficiary may receive death benefits as shown above or may continue the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES. If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

    .  In full within 5 years after the year of the Annuitant's death; or

    . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Payout Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the Internal Revenue Service (the "IRS"). In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. SEE "FEDERAL TAX MATTERS" SECTION IN THIS PROSPECTUS.

DURING THE PURCHASE PERIOD

If death occurs during the Purchase Period, the death benefit will be the greater of:

    . The Account Value on the date all paperwork is complete and in a form acceptable to VALIC; or

    . 100% of Purchase Payments (to the Fixed and/ or the Variable Account Options)

    -  (MINUS)

       The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the "Payout Period" section of this prospectus.

    . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

    . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum;

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; or


       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.


OTHER CONTRACT FEATURES

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

    .  The Contract Owner (except for an individual nonqualified Contract);

    .  The Participant; and

    .  The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time. Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified
Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION - THE 10 DAY "FREE LOOK"

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. (A longer period will be allowed if required under state law.) The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

Plan loans from the Fixed Account Options may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 per loan, if permitted by state law, and to limit the number of outstanding loans.

VOTING RIGHTS

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provision in the plan, the Contract Owner, Participant, or Beneficiary will have the right to give voting instructions to VALIC Separate Account A for the shareholder meetings, except as noted below. Proxy material and a form on which voting instructions may be given before the shareholder meeting is held will be mailed in advance of any shareholder meeting. Please vote each card received.

Participants in a nonqualified unfunded deferred compensation plan will not have the right to give voting instructions.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD. The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID. The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS


The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. Refer to the SAI for further details. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.


TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

    . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

    . Section 401(a), 403(a) and 401(k) qualified plans (including self-employed individuals);

    .  Section 408(b) traditional IRAs;

    .  Section 408A Roth IRAs;

    . Section 457 deferred compensation plans of governmental and tax-exempt employers;

    .  Section 408(k) SEPs and SARSEPs; and

    .  Section 408(p) SIMPLE retirement accounts.


Contributions under one of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Certain Contracts may also be available for nondeductible section 408A Roth Individual Retirement Annuity ("Roth IRA") and 403(b), 401(k) and eligible 457(b) Roth accounts, pursuant to section 402A.


Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. SEE THE SAI FOR A DISCUSSION OF THE TAXATION OF DISTRIBUTIONS, INCLUDING UPON DEATH, AND SPECIAL RULES, INCLUDING THOSE APPLICABLE TO TAXABLE, NON-NATURAL OWNERS OF NONQUALIFIED CONTRACTS.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.


Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty.


The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments made directly to insurer up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free.

On March 30, 2010 the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax, which goes into effect in 2013, is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.


It is the opinion of VALIC and its tax counsel, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds.


It is also the opinion of VALIC and its tax counsel that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

IMPORTANT INFORMATION REGARDING 403(B) REGULATIONS

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several new rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.



In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The new rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.

As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of ERISA may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the new requirements only, and you may wish to discuss the new regulations and/or the general information above with your tax advisor.

LEGAL PROCEEDINGS


There are no pending legal proceedings against the Separate Account. The Company and its subsidiaries are parties to various kinds of litigation related to their respective business operations. Additionally and pending at this time is a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 brought by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards") brought against VALIC in 2009 (Civil Action No. 09-C-2104). The WV Boards seek a declaration that would prevent VALIC from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit for money damages.

The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Insurance Department regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $770,000 of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Master Death File, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that AIG's Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from these lawsuits will have a material adverse effect on the financial condition of the Company.


FINANCIAL STATEMENTS

Financial statements of VALIC, the Separate Account and American Home are included in the SAI. For additional information about the Contracts, you may request a copy of the SAI. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.W., Washington D.C. 20549-2102.

           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION


General Information........................................................  2
Federal Tax Matters........................................................  2
Exchange Privilege......................................................... 11
Calculation of Surrender Charge............................................ 12
Purchase Unit Value........................................................ 13
Payout Payments............................................................ 14
Distribution of Variable Annuity Contracts................................. 16
Experts.................................................................... 16
Comments on Financial Statements........................................... 17

--------

* The Independence Plus Contract Series is composed of Contract
  Forms UIT-585-96 and UITG-585-96.

(C) 2013 AMERICAN INTERNATIONAL GROUP, INC.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT A
                       UNITS OF INTEREST UNDER GROUP AND
                INDIVIDUAL FIXED AND VARIABLE ANNUITY CONTRACTS

                       INDEPENDENCE PLUS CONTRACT SERIES

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B

                                  MAY 1, 2013

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for the Independence Plus Contract Series* dated May 1, 2013 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at VALIC Document Control, P.O. Box 15648, Amarillo, Texas 79105 or 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.


                               TABLE OF CONTENTS


General Information.........................................................................  2
Federal Tax Matters.........................................................................  2
   Tax Consequences of Purchase Payments....................................................  2
   Tax Consequences of Distributions........................................................  5
   Special Tax Consequences -- Early Distribution...........................................  6
   Special Tax Consequences -- Required Distributions.......................................  7
   Tax-Free Rollovers, Transfers and Exchanges..............................................  9
   Effects of Tax-Deferred Accumulations....................................................  9
Exchange Privilege.......................................................................... 11
   Exchanges From Independence Plus Contracts............................................... 11
Calculation of Surrender Charge............................................................. 12
   Illustration of Surrender Charge on Total Surrender...................................... 12
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender. 13
Purchase Unit Value......................................................................... 13
   Illustration of Calculation of Purchase Unit Value....................................... 14
   Illustration of Purchase of Purchase Units............................................... 14
Payout Payments............................................................................. 14
   Assumed Investment Rate.................................................................. 14
   Amount of Payout Payments................................................................ 14
   Payout Unit Value........................................................................ 15
   Illustration of Calculation of Payout Unit Value......................................... 15
   Illustration of Payout Payments.......................................................... 16
Distribution of Variable Annuity Contracts.................................................. 16
Experts..................................................................................... 16
Comments on Financial Statements............................................................ 17

--------
(* The Independence Plus Contract Series is composed of Contract
   Forms UIT-585-96 and UITG-585-96.)

                              GENERAL INFORMATION

   Flexible payment Contracts are offered in connection with the prospectus to which this SAI relates. Under flexible payment deferred annuity Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract. The Contracts are non-participating and will not share in any of the profits of the Company.

                              FEDERAL TAX MATTERS


NOTE: DISCUSSIONS REGARDING THE TAX TREATMENT OF ANY ANNUITY CONTRACT OR RETIREMENT PLAN AND PROGRAM ARE INTENDED FOR GENERAL PURPOSES ONLY AND ARE NOT INTENDED AS TAX ADVICE, EITHER GENERAL OR INDIVIDUALIZED, NOR SHOULD THEY BE INTERPRETED TO PROVIDE ANY PREDICTIONS OR GUARANTEES OF A PARTICULAR TAX TREATMENT. SUCH DISCUSSIONS GENERALLY ARE BASED UPON THE COMPANY'S UNDERSTANDING OF CURRENT TAX RULES AND INTERPRETATIONS, AND MAY INCLUDE AREAS OF THOSE RULES THAT ARE MORE OR LESS CLEAR OR CERTAIN. TAX LAWS ARE SUBJECT TO LEGISLATIVE MODIFICATION, AND WHILE MANY SUCH MODIFICATIONS WILL HAVE ONLY A PROSPECTIVE APPLICATION, IT IS IMPORTANT TO RECOGNIZE THAT A CHANGE COULD HAVE RETROACTIVE EFFECT AS WELL. YOU SHOULD SEEK COMPETENT TAX OR LEGAL ADVICE, AS YOU DEEM NECESSARY OR APPROPRIATE, REGARDING YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OR TREATMENT OF YOUR ANNUITY.


This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and at death.


It is the opinion of VALIC and its tax counsel, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(f), 403(a), 403(b), or 408(b) of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.


It is also the opinion of VALIC and its tax counsel, that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are not owned by natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts as agents for an individual).

TAX CONSEQUENCES OF PURCHASE PAYMENTS

403(B) ANNUITIES. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


For 2013, your elective deferrals are generally limited to $17,500, although additional "catch-up" contributions are permitted under certain circumstances. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $51,000, or up to 100% of "includible compensation" as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.


401(A)/(K) AND 403(A) QUALIFIED PLANS. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee.

Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.

408(B) INDIVIDUAL RETIREMENT ANNUITIES ("408(B) IRAS" OR "TRADITIONAL IRAS"). For 2013, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2013 only by individuals who:


    (i)are not active Participants in another retirement plan, and are not married;


   (ii)are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $178,000;

  (iii)are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $59,000 ; or

   (iv)are active Participants in another retirement plan, are married, and have adjusted gross income of less than $95,000.

Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts can not exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).


You may be eligible to make nondeductible IRA contributions of an amount equal to the excess of:


    (i)the lesser of $5,500 ($6,500 if you are age 50 or older; $10,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, over


   (ii)your applicable IRA deduction limit.

You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


408A ROTH INDIVIDUAL RETIREMENT ANNUITIES ("408A ROTH IRAS" OR "ROTH IRAS"). For 2013, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

    (i)are unmarried and have adjusted gross income of less than $112,000; or

   (ii)are married and filing jointly, and have adjusted gross income of less than $178,000.

The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $178,000 and $188,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $188,000. Similarly, the contribution is reduced for those who are single with modified AGI between $112,000 and $127,000, with no contribution for singles with modified AGI over $127,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.


All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

457 PLANS. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.

This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2013, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $17,500 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age and for governmental plans only, age-based catch-up deferrals up to $5,500 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present rights to any vested interest in the Contract and is entitled to payment only in accordance with the EDCP provisions.


SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2013, the employer may contribute up to 25% of your compensation or $451,000, whichever is less. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2013, the limit is $17,500. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2013, employee salary reduction contributions cannot exceed $12,000. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


NONQUALIFIED CONTRACTS. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

UNFUNDED DEFERRED COMPENSATION PLANS. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.

An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The Contract is owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.

TAX CONSEQUENCES OF DISTRIBUTIONS

403(B) ANNUITIES. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

    (1)attainment of age 59 1/2;

    (2)severance from employment;

    (3)death;

    (4)disability; or

    (5)qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon).

Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

    (1)distributions of Roth 403(b) contributions;

    (2)qualified distributions of earnings on Roth 403(b) contributions; and

    (3)other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

401(A)/(K) AND 401(F)/403(A) QUALIFIED PLANS. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

408A ROTH IRAS. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

457 PLANS. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

UNFUNDED DEFERRED COMPENSATION PLANS. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

NONQUALIFIED CONTRACTS. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty between September 11, 2001 and December 31, 2007 and payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers which are federal tax-free. The Heroes Earnings Assistance and Relief Tax Act of 2008 eliminated the December 31, 2007 sunset date for the reservist provision extending the exception to individuals called up to active duty on or after December 31, 2007.

SPECIAL TAX CONSEQUENCES - EARLY DISTRIBUTION

403(B) ANNUITIES, 401(A)/(K) AND 403(A) QUALIFIED PLANS, 408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

    (1)death;

    (2)disability;

    (3)separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k), 403(a));

    (4)separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 591/2; and

    (5)distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt.

Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

    (1)distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

    (2)distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

    (3)distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

408A ROTH IRAS. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

457 PLANS. Distributions generally may be made under an EDCP prior to separation from service only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid.

NONQUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

    (1)to a Beneficiary on or after the Contract Owner's death;

    (2)upon the Contract Owner's disability;

    (3)part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

    (4)made under an immediate annuity contract; or

    (5)allocable to Purchase Payments made before August 14, 1982.

SPECIAL TAX CONSEQUENCES -- REQUIRED DISTRIBUTIONS

   403(B) ANNUITIES. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS' Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

    (i)must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

   (ii)the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period no longer than the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides.

401(A)/(K) AND 401(F)/403(A) QUALIFIED PLANS. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

408(B) TRADITIONAL IRAS, SEPS AND SIMPLE IRAS. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

    (1)there is no exception for pre-1987 amounts; and

    (2)there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

408A ROTH IRAS. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply at the Contract Owner's death.

A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.


457 PLANS. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.


NONQUALIFIED CONTRACTS. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract

Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

TAX-FREE ROLLOVERS, TRANSFERS AND EXCHANGES


403(B) ANNUITIES. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) or eligible Roth 457(b). Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.


401(A)/(K) AND 403(A) QUALIFIED PLANS. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

408(B) TRADITIONAL IRAS AND SEPS. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

408A ROTH IRAS. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

Special, complicated rules governing holding periods, avoidance of the 10% penalty tax and ratable recognition of 1998 income also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. Rollovers from pre-tax retirement plans into Roth IRA made in 2010 are also subject to ratable recognition of income in 2011 and 2012 in the absence of a contrary election by the taxpayer. You should consult your tax advisor regarding the application of these rules.

408(P) SIMPLE IRAS. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

457 PLANS. Tax-free transfer of EDCP amounts are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

NONQUALIFIED CONTRACTS. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

EFFECT OF TAX-DEFERRED ACCUMULATIONS

The chart below compares the results from contributions made to:

    . A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

    . A nonqualified Contract purchased with after-tax contributions (Purchase Payments); and

    .  Taxable accounts such as savings accounts.

                                    [CHART]

                                                  10 YEARS 20 YEARS 30 YEARS
                                                  -------- -------- --------
    Tax Account                                   $13,978  $32,762  $58,007
    Non-qualified Contract Tax-Deferred Annuity   $14,716  $36,499  $68,743
    Tax-Deferred Annuity                          $19,621  $48,665  $91,657

   This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred plan (shown above as "Taxable Account"); (2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and
   (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.



To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              PAYCHECK COMPARISON

                                                           Tax-Favored
                                                           Retirement  Taxable
                                                             Program   Account
                                                           ----------- -------
 Annual amount available for savings before federal taxes.   $2,400    $2,400

 Current federal income tax due on Purchase Payments......        0    $ (600)

 Net retirement plan Purchase Payments....................   $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

                              EXCHANGE PRIVILEGE

   From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC's Portfolio Director Plus Fixed and Variable Annuity Product ("Portfolio Director"), a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.

EXCHANGES FROM INDEPENDENCE PLUS CONTRACTS
(UIT-585 AND UITG-585)

   SALES/SURRENDER CHARGES. Under an Independence Plus Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge may not exceed 5% of any Purchase Payments withdrawn within five years of the date such Purchase Payments were made. The most recent Purchase Payments are deemed to be withdrawn first. The first partial surrender in that contract year (or total surrender if there has been no prior partial surrender), to the extend it does not exceed 10% of the Account Value, may be surrendered in a Participant Year without any surrender charge being imposed. Portfolio Director imposes a similar surrender charge upon total or partial surrenders. Both Portfolio Director and Independence Plus Contracts have other similar provisions where surrender charges are not imposed. However, Portfolio Director provides at least one additional provision, not included in Independence Plus Contracts, under which no surrender charge will be imposed. An additional provision allows election of a systematic withdrawal method without surrender charges. For purposes of satisfying the fifteen-year and five-year holding requirements described under "Surrender Charge" in the prospectus, Portfolio Director will be deemed to have been issued on the same date as the Independence Plus Contract or certificate thereunder, but no earlier than January 1, 1982. Purchase Payments exchanged into Portfolio Director and which were made within five years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Independence Plus Contracts for purposes of calculating the surrender charge under Portfolio Director.

   OTHER CHARGES. Under the Independence Plus Contracts, a maintenance charge of $20 is assessed for the first year and an annual charge of $15 is assessed for the second and later years during the accumulation period. The charge is due in quarterly installments. A daily fee is charged at the annual rate of 1% of the daily net asset value allocable to the variable sub-accounts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company for Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of VALIC Separate Account A is attributable to Portfolio Director.

   INVESTMENT OPTIONS. Under Independence Plus Contracts ten Divisions of VALIC Separate Account A are available variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. In addition, two fixed investment options are available. Under Portfolio Director, there are approximately 60 Divisions of VALIC Separate Account A are available, which Divisions invest in different investment portfolios of VALIC Company I, VALIC Company II, and several other mutual fund portfolios. Three fixed investment options are also available.

   ANNUITY OPTIONS. Annuity options under the Contracts provide for payments on a fixed or variable basis, or a combination of both. The Contract permits annuity payments for a designated period between 3 and 30 years. Portfolio Director permits annuity payments for a designated period between of 5 and 30 years. Independence Plus Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, annuity payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

                        CALCULATION OF SURRENDER CHARGE

   The surrender charge is discussed in the prospectus under "Fees and Charges--Surrender Charge." Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

              ILLUSTRATION OF SURRENDER CHARGE ON TOTAL SURRENDER
                              TRANSACTION HISTORY

DATE                        TRANSACTION                                 AMOUNT
----                        ------------------------  ------------------------
10/1/94                     Purchase Payment                           $10,000
10/1/95                     Purchase Payment                             5,000
10/1/96                     Purchase Payment                            15,000
10/1/97                     Purchase Payment                             2,000
10/1/98                     Purchase Payment                             3,000
10/1/99                     Purchase Payment                             4,000
                            Total Purchase Payments
                            (Assumes Account Value
                            is $50,000)                                 39,000
12/31/99                    Total Surrender

   Surrender Charge is lesser of (a) or (b):

a. Surrender Charge calculated on 36 months of Purchase Payments

1. Surrender Charge against Purchase Payment of 10/1/94.................. $    0
2. Surrender Charge against Purchase Payment of 10/1/95 (0.05 X $5,000).. $  250
3. Surrender Charge against Purchase Payment of 10/1/96 (0.05 X $15,000). $  750
4. Surrender Charge against Purchase Payment of 10/1/97 (0.05 X $2,000).. $  100
5. Surrender Charge against Purchase Payment of 10/1/98 (0.05 X $3,000).. $  150
6. Surrender Charge against Purchase Payment of 10/1/99 (0.05 X $4,000).. $  200
Surrender Charge based on Purchase Payments (1+2+3+4+5+6)................ $1,450

b. Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

Account Value at time of surrender............................ $  50,000
Less 10% not subject to surrender charge......................    -5,000
                                                               ---------
Subject to surrender charge...................................    45,000
                                                                X    .05
                                                               ---------
Surrender Charge based on Account Value....................... $   2,250 $2,250
Surrender Charge is the lesser of a or b......................           $1,450

ILLUSTRATION OF SURRENDER CHARGE ON A 10% PARTIAL SURRENDER FOLLOWED BY A FULL
                                   SURRENDER
               TRANSACTION HISTORY (ASSUMES NO INTEREST EARNED)

DATE                        TRANSACTION                                 AMOUNT
----                        ------------------------  ------------------------
10/1/94                     Purchase Payment                            $5,000
10/1/95                     Purchase Payment                            15,000
10/1/96                     Purchase Payment                             2,000
10/1/97                     Purchase Payment                             3,000
10/1/98                     Purchase Payment                             4,000
10/1/99                     Purchase Payment                            10,000
                            10% Partial Surrender
                            (Assumes Account Value
                            is $39,000)                                  3,900
12/1/00                     Full Surrender                             $35,100

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

   10% of $39,000=$3,900 [no charge on this 10% withdrawal].

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $39,000-$3,900=$35,100.

c. The Surrender Charge calculated on the Account Value withdrawn $35,100 X .05=$1,755.

d. Since only $29,000 has been paid in Purchase Payments in the 60 months prior to the Full Surrender, the charge can only be calculated on $29,000. The $3,900 partial withdrawal does not reduce this amount. Thus, the charge is $29,000 X (0.05)=$1,450.

                              PURCHASE UNIT VALUE

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

STEP 1: Calculate the gross investment rate:

   Gross Investment Rate
=  (EQUALS)
   The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/  (DIVIDED BY)
   The value of the Division for the immediately preceding day on which the values are calculated.

   We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

STEP 2: Calculate net investment rate for any day as follows:

   Net Investment Rate
=  (EQUALS)
   Gross Investment Rate (calculated in Step 1)
-  (MINUS)
   Separate Account charges.

STEP 3: Determine Purchase Unit Value for that day.

   Purchase Unit Value for that day.
=  (EQUALS)
   Purchase Unit Value for immediate preceding day.
X  (MULTIPLIED BY)
   Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              ILLUSTRATION OF CALCULATION OF PURCHASE UNIT VALUE

1.  Purchase Unit value, beginning of period........................ $ 1.800000
2.  Value of Fund share, beginning of period........................  21.200000
3.  Change in value of Fund share...................................    .500000
4.  Gross investment return (3) divided by (2)......................    .023585
5.  Daily separate account fee...................................... $  .000027
6.  Net investment return (4)-(5)...................................    .023558
7.  Net investment factor 1.000000+ (6)............................. $ 1.023558
8.  Purchase Unit value, end of period (1) X (7).................... $ 1.842404

  ILLUSTRATION OF PURCHASE OF PURCHASE UNITS (ASSUMING NO STATE PREMIUM TAX)

1.  First Periodic Purchase Payment.................................. $  100.00
2.  Purchase Unit value on effective date of purchase (see
    Example above)................................................... $1.800000
3.  Number of Purchase Units purchased (1) divided by (2)............    55.556
4.  Purchase Unit value for valuation date following purchase (See
    Example above)................................................... $1.842404
5.  Value of Purchase Units in account for valuation date following purchase (3) X (4)............................................... $  102.36

                                PAYOUT PAYMENTS

ASSUMED INVESTMENT RATE

   The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

AMOUNT OF PAYOUT PAYMENTS

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

   The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed Payout Payment.

   In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

   Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

PAYOUT UNIT VALUE

   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               ILLUSTRATION OF CALCULATION OF PAYOUT UNIT VALUE

EXAMPLE:

1.  Payout Unit value, beginning of period........................... $ .980000
2.  Net investment factor for Period (see Example 3).................  1.023558
3.  Daily adjustments for 3 1/2% Assumed Investment Rate.............   .999906
4.  (2) X (3)........................................................  1.023462
5.  Payout Unit value, end of period (1) X (4)....................... $1.002993

                        ILLUSTRATION OF PAYOUT PAYMENTS

EXAMPLE: ANNUITANT AGE 65, LIFE ANNUITY WITH 120 PAYMENTS CERTAIN

1.   Number of Purchase Units at Payout Date........................  10,000.00
2.   Purchase Unit value (see Example 3)............................ $ 1.800000
3.   Account Value of Contract (1) X (2)............................ $18,000.00
4.   First monthly Payout Payment per $1,000 of Account Value....... $     5.63
5.   First monthly Payout Payment (3) X (4) (division sign)1,000.... $   101.34
6.   Payout Unit value (see Example 8).............................. $  .980000
7.   Number of Payout Units (5)(division sign) (6).................. $  103.408
8.   Assume Payout Unit value for second month equal to............. $  .997000
9.   Second monthly Payout Payment (7) X (8)........................ $   103.10
10.  Assume Payout Unit value for third month equal to.............. $  .953000
11.  Third monthly Payout Payment (7) X (10)........................ $    98.55

                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia.


   The Contracts are no longer offered. Previously, the Contracts were sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA"). As of the date of this SAI, the principal underwriter for the VALIC Separate Account A is American General Distributors, Inc. ("AGDI" or the "Distributor"), an affiliate of the Company. AGDI was formerly known as A.G. Distributors, Inc. and, in the States of Florida and Illinois, AGDI is known as American General Financial Distributors of Florida, Inc. and American General Financial Distributors of Illinois, Inc., respectively. AGDI is located at 2929 Allen Parkway, Houston, Texas 77019.

   On February 4, 2013, AGDI entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGDI will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or after May 31, 2013. Upon such date, SACS will become the distributor for VALIC Separate Account A. SACS, also an affiliate of the Company, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922. AGDI and SACS are both Delaware corporations and members of FINRA.

   VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. The commissions, which were paid by the Company, did not result in any charge to Contract Owners or to VALIC Separate Account A, in addition to the charges described under "Fees and Charges" in the prospectus.

   Pursuant to its underwriting agreement with the Distributor and the VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. Sales commissions paid for the years 2010, 2011 and 2012 were $1,257,208, $1,148,703 and $0, respectively. The
Distributor retained $0 in commissions for those same years.


                                    EXPERTS


   The consolidated financial statements of The Variable Annuity Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 and the financial statements of The Variable Annuity Life Insurance Company Separate Account A as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002.

   The statutory financial statements of American Home Assurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.


AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION


   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

   The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    - Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

   The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

    - Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012


                       COMMENTS ON FINANCIAL STATEMENTS

   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.


   Divisions 4, 5, 6, 7, 8, 10C, 11, 12, 13 and 14 are the only Divisions available under the Contracts described in the prospectus.


   You should only consider the statutory financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to contracts with a date of issue of December 29, 2006 or earlier.


(C) 2013 American International Group, Inc.
All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                                                                                -------
Report of Independent Registered Public Accounting Firm                                            1

Consolidated Balance Sheets - December 31, 2012 and 2011                                        2 to 3

Consolidated Statements of Income - Years Ended December 31, 2012, 2011 and 2010                   4

Consolidated Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010     5

Consolidated Statements of Shareholder's Equity - Years Ended December 31, 2012, 2011 and 2010     6

Consolidated Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010            7 to 8

Notes to Consolidated Financial Statements                                                      9 to 67

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Variable Annuity Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended
December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                         December 31,
                                                                   -------------------------
                                                                    2012         2011
                                                                   ------- -----------------
                                                                           (as adjusted, see
                                                                                Note 2)
                                                                         (In millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $33,609; 2011 - $32,602)              $37,036      $34,382
   Fixed maturity securities, trading, at fair value                    22          276
   Hybrid securities, at fair value
     (cost: 2012 - $435; 2011 - $25)                                   435           25
   Equity securities, available for sale, at fair value
     (cost: 2012 - $14; 2011 - $24)                                     22           47
   Mortgage and other loans receivable
     (net of allowance: 2012 - $51; 2011 - $95)                      4,331        3,912
   Policy loans                                                        853          901
   Investment real estate
     (accumulated depreciation: 2012 - $3; 2011 - $1)                  101           88
   Partnerships and other invested assets                            2,397        2,128
   Short-term investments
     (portion measured at fair value 2012 - $903; 2011 - $159)       1,295          287
   Derivative assets, at fair value                                     37           29
                                                                   -------      -------
Total investments                                                   46,529       42,075
Cash                                                                    34          136
Accrued investment income                                              491          491
Amounts due from related parties                                        14            1
Deferred policy acquisition costs and cost of insurance purchased      769          903
Deferred sales inducements                                             159          179
Other assets                                                            84           84
Separate account assets, at fair value                              27,007       24,231
                                                                   -------      -------
TOTAL ASSETS                                                       $75,087      $68,100
                                                                   =======      =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)

                                                                                 December 31,
                                                                       -------------------------------
                                                                          2012             2011
                                                                       -----------   -----------------
                                                                                     (as adjusted, see
                                                                                          Note 2)
                                                                       (In millions, except share data)
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder contract deposits                                        $36,870          $35,526
   Future policy benefits                                                    862              702
   Income taxes payable to Parent                                            311              148
   Deferred income taxes payable                                             735              589
   Notes payable (portion measured at fair value: 2012-$49; 2011-$0)          84                -
   Amounts due to related parties                                             14               13
   Securities lending payable                                                824                -
   Derivative liabilities, at fair value                                      40               27
   Other liabilities                                                         322              269
   Separate account liabilities                                           27,007           24,231
                                                                         -------          -------
TOTAL LIABILITIES                                                         67,069           61,505
                                                                         -------          -------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 11)
SHAREHOLDER'S EQUITY:
   Common stock, $1 par value, 5,000,000 shares authorized,
     3,575,000 shares issued and outstanding                                   4                4
   Additional paid-in capital                                              5,683            6,255
   Retained earnings (accumulated deficit)                                   156             (856)
   Accumulated other comprehensive income                                  2,175            1,192
                                                                         -------          -------
TOTAL SHAREHOLDER'S EQUITY                                                 8,018            6,595
                                                                         -------          -------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                               $75,087          $68,100
                                                                         =======          =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                Years ended December 31,
                                                                       ------------------------------------------
                                                                        2012         2011              2010
                                                                       ------  ----------------- -----------------
                                                                               (as adjusted, see (as adjusted, see
                                                                                    Note 2)           Note 2)
                                                                                      (In millions)
REVENUES:
   Premiums and other considerations                                   $   20       $   17            $   20
   Net investment income                                                2,348        2,102             2,246
   Net realized investment gains (losses):
       Total other-than-temporary impairments on
         available for sale securities                                    (83)        (152)             (296)
       Portion of other-than-temporary impairments on
         available for sale fixed maturity securities recognized
         in accumulated other comprehensive income (loss)                   -            1              (114)
                                                                       ------       ------            ------
       Net other-than-temporary impairments on available
         for sale fixed maturity securities recognized in
         net income                                                       (83)        (151)             (410)
       Other realized investment gains                                     94          271               199
                                                                       ------       ------            ------
          Total net realized investment gains (losses)                     11          120              (211)
   Fee income:
       Variable annuity fees                                              289          269               247
       Other fee income                                                   292          287               263
   Other income                                                            31            -                 -
                                                                       ------       ------            ------
TOTAL REVENUES                                                          2,991        2,795             2,565
                                                                       ------       ------            ------
BENEFITS AND EXPENSES:
   Interest credited on policyholder contract deposits                  1,180        1,217             1,206
   Amortization of deferred policy acquisition costs and
     cost of insurance purchased                                           87          137                72
   Amortization of deferred sales inducements                              15           16                10
   General and administrative expenses, net of deferrals                  265          245               225
   Commissions, net of deferrals                                           68           85                82
   Policyholder benefits                                                   86           85                92
   Other expenses                                                         128          125               119
                                                                       ------       ------            ------
TOTAL BENEFITS AND EXPENSES                                             1,829        1,910             1,806
                                                                       ------       ------            ------
INCOME BEFORE INCOME TAX EXPENSE (BENEFIT)                              1,162          885               759
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                334         (153)              141
   Deferred                                                              (184)          (7)             (332)
                                                                       ------       ------            ------
TOTAL INCOME TAX EXPENSE (BENEFIT)                                        150         (160)             (191)
                                                                       ------       ------            ------
NET INCOME                                                             $1,012       $1,045            $  950
                                                                       ======       ======            ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                  Years ended December 31,
                                                             ----------------------------------
                                                              2012       2011          2010
                                                             ------  ------------- -------------
                                                                     (as adjusted, (as adjusted,
                                                                      see Note 2)   see Note 2)
                                                                        (In millions)
NET INCOME                                                   $1,012     $1,045        $  950
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments
     on which other-than-temporary credit impairments were
     taken - net of reclassification adjustments                373         98           232
   Deferred income tax expense on above changes                (131)       (34)          (81)
   Net unrealized gains on all other invested assets
     arising during the current period - net of
     reclassification adjustments                             1,319        668         1,404
   Deferred income tax expense on above changes                (353)      (233)         (497)
   Adjustment to deferred policy acquisition costs
     and deferred sales inducements                            (167)       (76)         (154)
   Deferred income tax benefit on above changes                  59         26            53
   Foreign currency translation adjustments                      (1)        (7)           (1)
   Deferred income tax benefit on above changes                   -          2             -
   Insurance loss recognition                                  (178)       (15)            -
   Deferred income tax benefit on above changes                  62          5             -
                                                             ------     ------        ------
OTHER COMPREHENSIVE INCOME                                      983        434           956
                                                             ------     ------        ------
COMPREHENSIVE INCOME                                         $1,995     $1,479        $1,906
                                                             ======     ======        ======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                                                     Years ended December 31,
                                                                ----------------------------------
                                                                 2012       2011          2010
                                                                ------  ------------- -------------
                                                                        (as adjusted, (as adjusted,
                                                                         see Note 2)   see Note 2)
                                                                           (In millions)
COMMON STOCK:
   Balance at beginning and end of year                         $    4     $     4       $     4
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                  6,255       6,786         6,786
       Capital contributions from Parent (see Note 12)             134           5             -
       Return of capital                                          (706)       (536)            -
                                                                ------     -------       -------
   Balance at end of year                                        5,683       6,255         6,786
                                                                ------     -------       -------
RETAINED EARNINGS (ACCUMULATED DEFICIT):
   Balance at beginning of year                                   (856)     (1,910)       (2,199)
       Cumulative effect of accounting change, net of tax            -           -          (661)
       Net income                                                1,012       1,045           950
       Other                                                         -           9             -
                                                                ------     -------       -------
   Balance at end of year                                          156        (856)       (1,910)
                                                                ------     -------       -------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                  1,192         758          (163)
       Cumulative effect of accounting change, net of tax            -           -           (35)
       Other comprehensive income                                  983         434           956
                                                                ------     -------       -------
   Balance at end of year                                        2,175       1,192           758
                                                                ------     -------       -------
TOTAL SHAREHOLDER'S EQUITY                                      $8,018     $ 6,595       $ 5,638
                                                                ======     =======       =======

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                    Years ended December 31,
                                                               ----------------------------------
                                                                2012       2011          2010
                                                               ------  ------------- -------------
                                                                       (as adjusted, (as adjusted,
                                                                        see Note 2)   see Note 2)
                                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                     $1,012     $1,045        $  950
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH
  PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits             1,214      1,217         1,206
Amortization of deferred policy acquisition costs and
  cost of insurance purchased                                      87        137            72
Amortization of deferred sales inducements                         15         16            10
Net realized investment (gains) losses                            (11)      (120)          211
Equity in income of partnerships and other invested assets       (122)       (43)         (105)
Accretion of net premium/discount on investments                 (249)      (199)         (202)
Provision for deferred income tax (benefit)                      (184)        (7)         (332)
Unrealized (gains) losses in earnings - net                        38         (4)         (107)
Capitalized interest                                              (12)       (20)          (27)
CHANGE IN:
   Hybrid securities, at fair value                              (410)       (16)            3
   Trading securities, at fair value                                -          8            37
   Accrued investment income                                        -        (47)          (49)
   Amounts due from/to related parties                            (21)      (162)          166
   Deferral of deferred policy acquisition costs and cost of
     insurance purchased                                          (91)      (127)          (93)
   Income taxes receivable/payable to Parent                      163       (189)           98
   Other assets                                                    10         (8)           (1)
   Future policy benefits                                         (18)       (16)          (19)
   Other liabilities                                               32         22          (247)
Other, net                                                        (44)        (3)           37
                                                               ------     ------        ------
       NET CASH PROVIDED BY OPERATING ACTIVITIES               $1,409     $1,484        $1,608
                                                               ------     ------        ------

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                    Years ended December 31,
                                                              ------------------------------------
                                                                2012        2011          2010
                                                              --------  ------------- -------------
                                                                        (as adjusted, (as adjusted,
                                                                         see Note 2)   see Note 2)
                                                                          (In millions)
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities                                  $(10,532)   $(11,596)      $(8,087)
   Equity securities                                                (9)          -            (2)
   Mortgage and other loans receivable                            (933)       (282)         (110)
   Other investments, excluding short-term investments            (642)     (2,514)       (4,020)
Sales of:
   Fixed maturity securities                                     6,891       2,121         4,192
   Equity securities                                                25          30            34
   Other investments, excluding short-term investments             356       2,430         3,586
Redemptions and maturities of:
   Fixed maturity securities                                     3,142       3,085           896
   Mortgage and other loans receivable                             565         291           255
   Other investments, excluding short-term investments             370         167           177
Change in short-term investments                                (1,008)      4,361         1,045
                                                              --------    --------       -------
       NET CASH USED IN INVESTING ACTIVITIES                    (1,775)     (1,907)       (2,034)
                                                              --------    --------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                    2,680       3,229         2,875
Policyholder account withdrawals                                (2,850)     (2,552)       (2,798)
Net exchanges to/(from) separate accounts                          588         606           591
Claims and annuity payments                                       (308)       (285)         (246)
Change in securities lending payable                               824           -             -
Receipts from debt                                                  36           -             -
Return of capital                                                 (706)       (536)            -
                                                              --------    --------       -------
       NET CASH PROVIDED BY FINANCING ACTIVITIES                   264         462           422
                                                              --------    --------       -------
INCREASE (DECREASE) IN CASH                                       (102)         39            (4)
CASH AT BEGINNING OF PERIOD                                        136          97           101
                                                              --------    --------       -------
CASH AT END OF PERIOD                                         $     34    $    136       $    97
                                                              ========    ========       =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $    199    $     36       $    41
Non-cash activity:
Sales inducements credited to policyholder contract deposits  $     25    $     33       $    37
Other various non-cash contributions                          $    134    $      5       $     -

          See accompanying notes to consolidated financial statements

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, (the "Company") is a direct, wholly owned subsidiary of AGC Life Insurance Company (the "Parent"), a Missouri-domiciled life insurance company, which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"). On December 31, 2012, several affiliated entities of the Company merged with and into American General Life Insurance Company ("AGL"), with AGL being the surviving entity. The merger was completed to implement a more efficient legal entity structure while continuing to market products and services under currently existing brands. AGL is an indirect, wholly owned subsidiary of AIG. The merger was approved by the domiciliary state insurance departments of Arizona, Delaware, Illinois, Tennessee and Texas and by the insurance department of California. As a part of the merger, AGL distributed 100% of its ownership interest in the Company up to the Parent, thus making the Company a direct, wholly owned subsidiary of the Parent.

The Company is a Texas-domiciled life insurance company and is a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Primary products include fixed and variable group annuities, and group mutual funds. The Company also offers group administrative and compliance services, and individual annuity and mutual fund products. The Company utilizes career and independent financial advisors to provide enrollment support and comprehensive financial planning services.

As the Company primarily markets through an exclusive sales agent force, no annual annuity deposits for any individual agent in 2012 or 2011 represented more than 10 percent of total annuity deposits.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, and terms and conditions of competing financial products. The Company is exposed to the risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities; monitoring and limiting prepayment and extension risk in its portfolio; maintaining a large percentage of its portfolio in highly liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company is also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income in the case of assets held in the separate accounts. These guaranteed benefits are sensitive to equity market conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed living benefits in excess of account values as a result of significant downturns in equity markets. Such risk mitigation may or may not reduce the volatility of net income resulting from equity market volatility.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Revisions

The Consolidated Statements of Income for the years ended December 31, 2011 and 2010, respectively, were revised to correctly classify $59 million and $56 million, respectively, of broker/dealer commission expense and $66 million and $63 million, respectively, of sub-advisor expenses as Other Expenses to conform to the current year presentation. Previously, these items were netted with Other Fee income and Variable Annuity Fees, respectively, which was not in compliance with GAAP, thereby understating both total revenues and total expenses. In connection with this change, $107 million and $98 million, respectively, of sub-advisor income was reclassified to

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Other Fee Income to conform to the current year presentation. Previously, this was reported with Variable Annuity Fees.

The Company also revised its presentation for the liability and activity for life contingent products, which was previously presented within non-life contingent accounts, which was not in compliance with GAAP. Policyholder Contract Deposits and Future Policy Benefits have been revised by $679 million at December 31, 2011. Premiums and Other Considerations has been increased by $17 million and $20 million, Interest Credited on Policyholder Contract Deposits has been decreased by $62 million and $65 million, and Policyholder Benefits has been increased by $79 million and $85 million, for the years ended December 31, 2011 and 2010, respectively. In connection with this change, the Consolidated Statements of Cash Flows has been revised. Interest Credited on Policyholder Contract Deposits has been decreased by $62 million and $65 million, Change in Future Policy Benefits has been decreased by $15 million and $12 million, and Policyholder Account Withdrawals has been decreased by $77 million and $77 million, for the years ended December 31, 2011 and 2010, respectively.

These revisions were not considered to be material, individually or in aggregate, to previously issued financial statements. There was no effect on the results of operations (net or comprehensive income), or financial condition (shareholder's equity).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers that its accounting policies that are most dependent on the application of estimates and assumptions are those relating to items considered by management in the determination of:

    .  future policy benefits;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC");

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurements of certain financial assets and liabilities

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Consolidation of Variable Interest Entities

The consolidated financial statements include the accounts of the Company, including the Company's controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and VIE in which the Company is the primary beneficiary. Equity investments in corporate entities that the Company does not consolidate, but in which the Company holds 20 percent to 50 percent of the voting rights and investments in partnership and partnership-like entities for which the Company has more than minor influence over operating and financial policies, are accounted for under the equity method unless the Company has elected the fair value option.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include primarily long-duration contracts. Long-duration contracts include investment contracts. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining policy benefits, subject to guarantees stated in the contracts.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and adjustment to DAC and deferred sales inducements, are recorded as a separate component of accumulated other comprehensive income, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II") which is carried at fair value. See Notes 3 and 4 for discussion on ML II. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

    .  Loss severity and timing of any such recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macro economic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income. Non-refundable loan origination fees and certain incremental direct origination costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the benefit paid when the claim is made and the balances are fully collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent (five percent in 2011) interest are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income. With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values accounted for under the equity method are recorded earnings through in net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partners or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Other invested assets include preferred equity investments in partially owned companies. Generally, the equity method of accounting is used for the Company's investment in companies in which the Company's ownership interest approximates 20 percent but is not greater than 50 percent. The Company's investments in partially owned companies include its interest in Castle 2003-1 Trust ("Castle 1 Trust") and Castle 2003-2 Trust ("Castle 2 Trust"). See Note 14.

Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of New York.

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues riders that offer a guaranteed minimum withdrawal benefit ("GMWB") on certain variable annuity products. The GMWB is a feature that provides a guaranteed annual stream of income payments for a specified period, regardless of market performance. The guaranteed withdrawal stream is based upon deposits invested during a specified period adjusted for subsequent withdrawals. The Company bears the risk that protracted under-performance of the financial markets could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided. The Company purchases options on the S&P 500 index and futures of U.S. Treasury securities to partially offset this risk. The GMWB is considered an embedded derivative that is required to be bifurcated from the host contract and carried at fair value. The fair value of the GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded options and futures. Exchange traded options and futures are marked to market using observable market quotes.

See Note 5 for further discussion of embedded policy derivatives.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The reserves for GMWB embedded derivatives are reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives are reported as part of net realized investment gains and losses in the consolidated statements of income.

See Notes 3 and 5 for further discussion on derivative financial instruments.

CASH

Cash represents cash on hand and non-interest bearing demand deposits.

DEFERRED POLICY ACQUISITION COSTS, COST OF INSURANCE PURCHASED ("CIP") AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and certain other costs that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on policy issuance and processing and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs related to investment-type products are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the annuity contracts. EGPs are based on management's best estimates and are composed of net investment income, net realized investment gains and losses, variable annuity fees, guarantee costs, surrender charges and direct administrative expenses. The Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when management determines that key assumptions (e.g., market return, investment spreads, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

The DAC for investment-type products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity securities and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on fixed maturity securities and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income.

With respect to the Company's variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is 8.5 percent less other fees applicable to the separate account.

The cost assigned to certain acquired insurance contracts in force at the acquisition date referred to as CIP is reported in deferred acquisition costs and cost of insurance purchased in the consolidated balance sheets. Interest was accreted on the unamortized balance of CIP at rates ranging from 3.0 percent to 4.5 percent in 2012, 2011 and

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

2010. CIP is amortized in relation to the EGPs to date for each period and is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported within the same financial statement line items.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to contract holders, on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements are deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues variable annuities for which the investment risk is generally borne by the contract holder, except with respect to amounts invested in the fixed-rate account options and minimum guarantees made by the Company with respect to certain policies. The assets and liabilities resulting from the receipt of variable annuity deposits are segregated in separate accounts. The assets supporting the variable portion of variable annuities are carried at fair value and reported as separate account assets, with an equivalent liability, in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income, and cash flows. Amounts assessed against the contract holders for mortality, administrative, other services and certain features are included in variable annuity fees in the consolidated statements of income.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on these products are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to contract holder liabilities upon receipt. Policyholder contract deposits also include the Company's liabilities for GMWB accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB are reported in net realized investment gain (loss) in the consolidated statements of income.

The GMWB is a feature the Company offers on certain variable annuity products. If available and elected by the contract holder at time of contract issuance and depending on the provisions of the feature elected, this feature can provide a guaranteed annual stream of income payments for life or other specified period, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or greater than expected longevity could result in GMWB benefits being higher than the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB guarantees include unobservable inputs such as management's estimate of contract holder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded derivatives incorporates an additional spread to the swap curve used to value those embedded policy derivatives.

In addition, the Company is a coinsurer for the GMWB under a separate reinsurance agreement on certain variable annuity contracts issued by MetLife Alico Life Insurance K.K. ("MetLife Alico Japan"). See additional discussion in
Note 9.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FUTURE POLICY BENEFITS

Future policy benefits primarily includes the reserves for annuity payout contracts and is based on estimates of the cost of future policy benefits. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB").

A GMDB feature is issued on a majority of the Company's variable annuity products. This feature provides that, upon the death of a contract holder, the contract holder's beneficiary will receive the greater of (i) the contract holder's account value, or (ii) a guaranteed minimum death benefit that varies by product and type of benefit elected by the contract holder. The Company bears the risk that death claims may exceed contract holder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. Changes in liability for GMDB are included in policyholder benefits in the consolidated statements of income. The Company regularly evaluates estimates used and adjusts the GMDB liability balance, with a related charge or credit to policyholder benefits if actual experience or other evidence suggests that earlier assumptions should be revised.

The Company is a coinsurer for the GMIB under a separate reinsurance agreement on certain variable annuity contracts issued by MetLife Alico Japan. See additional discussion in Note 9.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from partnership investments in private equity funds and hedge fund investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), and other invested assets for other-than-temporary impairments.

    .  Changes in fair value of derivative assets and liabilities.

    .  Exchange gains and losses resulting from foreign currency transactions.

FEE INCOME

Variable annuity fees, asset management fees and surrender charges are recorded as income when earned. Variable annuity policy fees are generally based on the market value of assets in the separate accounts supporting the variable annuity contracts. Fees for certain guarantees included in variable annuity policy fees are based on the amount used for determining the related guaranteed benefit (for example, a benefit base for a GMWB feature). Asset management fees include investment advisory fees and 12b-1 distribution fees and are based on the market value of assets managed in mutual funds and certain variable annuity portfolios. Surrender charges are assessed on withdrawals occurring during the surrender charge period.

INCOME TAXES

Deferred income tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in earnings in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATIONS OF ACCOUNTING STANDARDS:

Testing indefinite-lived intangible assets for impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under U.S. GAAP for relevant items.

The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in a reduction to beginning of period retained earnings for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised the historical financial statements and accompanying notes to the consolidated financial statements for the changes in DAC and associated changes in acquisition expenses and income taxes.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table represents amounts previously reported as of December 31, 2011, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the Company's consolidated balance sheet.

December 31, 2011                           As Previously Effect of As Currently
                                              Reported     Change     Reported
                                            ------------- --------- ------------
                                                       (In millions)
Balance Sheet:
   Deferred policy acquisition costs           $ 1,736      $(833)    $   903
   Deferred sales inducements                      178          1         179
   Total assets                                 68,931       (832)     68,099
   Deferred income taxes payable                   880       (291)        589
   Total liabilities                            61,795       (291)     61,504
   Accumulated deficit                            (216)      (640)       (856)
   Accumulated other comprehensive income        1,093         99       1,192
   Total shareholder's equity                    7,136       (541)      6,595

The following tables present amounts previously reported for the years ended December 31, 2011 and 2010 to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the Company's consolidated statements of income and consolidated statement of cash flows.

Year Ended December 31, 2011                                             Effect    As
                                                           As Previously   of   Currently
                                                             Reported    Change Reported
                                                           ------------- ------ ---------
                                                                   (In millions)
Statement of Operations:
   Amortization of deferred policy acquisition costs          $  269     $(132)  $  137
   Amortization of deferred sales inducements                     17        (1)      16
   General and administrative expenses, net of deferrals         183        42      225
   Commissions, net of deferrals                                  81        24      105
   Total benefits and expenses                                 1,835       (67)   1,768
   Income tax benefit                                           (183)       23     (160)
   Net income                                                  1,001        44    1,045

Year Ended December 31, 2010                               As Previously Effect of As Currently
                                                             Reported     Change     Reported
                                                           ------------- --------- ------------
                                                                      (In millions)
Statement of Operations:
   Amortization of deferred policy acquisition costs          $  102       $(30)      $   72
   Amortization of deferred sales inducements                      8          2           10
   General and administrative expenses, net of deferrals         167         41          208
   Commissions, net of deferrals                                  79         20           99
   Total benefits and expenses                                 1,634         33        1,667
   Income tax benefit                                           (180)       (11)        (191)
   Net income                                                    972        (22)         950

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                                       As Previously Effect of As Currently
                                                                         Reported     Change     Reported
Year Ended December 31, 2011                                           ------------- --------- ------------
                                                                                  (In millions)
Cash flows from operating activities:
   Net income                                                             $1,001       $  44      $1,045
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred policy acquisition costs                         269        (132)        137
   Amortization of deferred sales inducements                                 17          (1)         16
   Provision for deferred income tax (benefit)                               (30)         23          (7)
Change in:
   Deferral of deferred policy acquistion costs                             (193)         66        (127)


                                                                       As Previously Effect of As Currently
                                                                         Reported     Change     Reported
Year Ended December 31, 2010                                           ------------- --------- ------------
                                                                                  (In millions)
Cash flows from operating activities:
   Net income                                                              $ 972       $(22)      $ 950
Adjustments to reconcile net income to net cash provided by operating activities:
   Amortization of deferred policy acquisition costs                         102        (30)         72
   Amortization of deferred sales inducements                                  8          2          10
   Provision for deferred income tax (benefit)                              (321)       (11)       (332)
Change in:
   Deferral of deferred policy acquistion costs                             (154)        61         (93)

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially the agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012. There are no repurchase agreements that continue to be accounted for as sales as of December 31, 2012.

Common Fair Value Measurements and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became effective January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's TDR activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a TDR: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The new standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about TDR activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 4.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of VIEs

In June 2009, the FASB issued an accounting standard that amends the rules addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (1) the obligation to absorb losses of the entity or (2) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interest in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010 and recorded a reclassification of $0.8 million of synthetic securities from fixed maturity securities available for sale to hybrid securities and also reclassified $2.2 million from accumulated other comprehensive income to accumulated deficit as of July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

3. FAIR VALUE MEASUREMENTS

FAIR VALUE MEASUREMENTS ON A RECURRING BASIS

The Company carries certain of its financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


FAIR VALUE HIERARCHY

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

.. Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

VALUATION METHODOLOGIES

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

.. The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

.. Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, the Company believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

FIXED MATURITY SECURITIES -- TRADING AND AVAILABLE FOR SALE

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its trading and available for sale portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and the valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. In order to assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company updates valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded policy derivatives contained in certain variable annuity contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

Because of the dynamic and complex nature of the expected cash flows in the Company's variable annuity contracts, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


ASSETS AND LIABILITIES MEASURED AT FAIR VALUE ON A RECURRING BASIS

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                                                      Counterparty
At December 31, 2012                                                          Level 1 Level 2 Level 3 Netting /(a)/  Total
--------------------                                                          ------- ------- ------- ------------  -------
                                                                                              (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government obligations                                            $     - $   421 $    -      $ -       $   421
       Foreign government                                                           5     888      -        -           893
       Obligations of states, municipalities and political subdivisions             -     317      -        -           317
       Corporate debt                                                               -  23,517    345        -        23,862
       RMBS                                                                         -   4,492  1,760        -         6,252
       CMBS                                                                         -   1,540  1,445        -         2,985
       CDO/ABS                                                                      -     950  1,356        -         2,306
       Other debt securities                                                        -       -      -                      -
                                                                              ------- ------- ------      ---       -------
   Total fixed maturity securities, available for sale                              5  32,125  4,906        -        37,036
                                                                              ------- ------- ------      ---       -------
   Fixed maturity securities, trading:
       CMBS                                                                         -       -     22        -            22
       CDO/ABS                                                                      -       -      -        -             -
                                                                              ------- ------- ------      ---       -------
   Total fixed maturity securities, trading                                         -       -     22        -            22
                                                                              ------- ------- ------      ---       -------
   Fixed maturity securities, hybrid:
       RMBS                                                                         -      18      9                     27
       CMBS                                                                         -      13    105                    118
       CDO/ABS                                                                      -       -    290                    290
                                                                              ------- ------- ------      ---       -------
   Total fixed maturity securities, hybrid                                          -      31    404        -           435
                                                                              ------- ------- ------      ---       -------
   Equity securities, available for sale:
       Common stock                                                                 -       -      6        -             6
       Preferred stock                                                              -       -     16        -            16
                                                                              ------- ------- ------      ---       -------
   Total equity securities, available for sale                                      -       -     22        -            22
                                                                              ------- ------- ------      ---       -------
   Partnerships and other invested assets /(b)/                                    10     201    624        -           835
   Short-term investments /(c)/                                                    28     875      -        -           903
   Derivative assets:
       Interest rate contracts                                                      1       1      -        -             2
       Foreign exchange contracts                                                   -       8      -        -             8
       Equity contracts                                                            36       -      -        -            36
       Counterparty netting                                                         -       -      -       (9)           (9)
                                                                              ------- ------- ------      ---       -------
   Total derivative assets                                                         37       9      -       (9)           37
                                                                              ------- ------- ------      ---       -------
   Separate account assets                                                     26,724     283      -        -        27,007
                                                                              ------- ------- ------      ---       -------
Total                                                                         $26,804 $33,524 $5,978      $(9)      $66,297
                                                                              ======= ======= ======      ===       =======
LIABILITIES:
   Policyholder contract deposits /(d)/                                       $     - $     - $  158      $ -       $   158
   Notes payable                                                                    -       -     49        -            49
   Derivative liabilities:
       Foreign exchange contracts                                                   -      49      -        -            49
       Counterparty netting                                                         -       -      -       (9)           (9)
                                                                              ------- ------- ------      ---       -------
   Total derivative liabilities                                                     -      49      -       (9)           40
                                                                              ------- ------- ------      ---       -------
Total                                                                         $     - $    49 $  207      $(9)      $   247
                                                                              ======= ======= ======      ===       =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                      Counterparty
At December 31, 2011                                                          Level 1 Level 2 Level 3 Netting /(a)/  Total
--------------------                                                          ------- ------- ------- ------------  -------
                                                                                              (In millions)
ASSETS:
   Fixed maturity securities, available for sale:
       U.S. government obligations                                            $    51 $   280 $    -     $    -     $   331
       Foreign government                                                           -     613      -          -         613
       Obligations of states, municipalities and political subdivisions             -     181      -          -         181
       Corporate debt                                                               -  22,480    442          -      22,922
       RMBS                                                                         -   5,825  1,561          -       7,386
       CMBS                                                                         -     680  1,006          -       1,686
       CDO/ABS                                                                      -     543    720          -       1,263
                                                                              ------- ------- ------     ------     -------
   Total fixed maturity securities, available for sale                             51  30,602  3,729          -      34,382
                                                                              ------- ------- ------     ------     -------
   Fixed maturity securities, trading:
       CMBS                                                                         -       -     18          -          18
       CDO/ABS                                                                      -       -    258          -         258
                                                                              ------- ------- ------     ------     -------
   Total fixed maturity securities, trading                                         -       -    276          -         276
                                                                              ------- ------- ------     ------     -------
   Fixed maturity securities, hybrid:
       CMBS                                                                         -       -     15          -          15
       CMBS                                                                         -       -      2          -           2
       CDO/ABS                                                                      -       -      8          -           8
                                                                              ------- ------- ------     ------     -------
   Total fixed maturity securities, hybrid                                          -       -     25          -          25
                                                                              ------- ------- ------     ------     -------
   Equity securities, available for sale:
       Common stock                                                                 4       -     13          -          17
       Preferred stock                                                              -       -     30          -          30
                                                                              ------- ------- ------     ------     -------
   Total equity securities, available for sale                                      4       -     43          -          47
                                                                              ------- ------- ------     ------     -------
   Partnerships and other invested assets /(b)/                                     -     193    651          -         844
   Short-term investments /(c)/                                                    18     141      -          -         159
   Derivative assets
       Interest rate contracts                                                      7       2      -          -           9
       Foreign exchange contracts                                                   -      13      -          -          13
       Equity contracts                                                            22       -      -          -          22
       Counterparty netting                                                         -       -      -        (15)        (15)
                                                                              ------- ------- ------     ------     -------
   Total derivative assets                                                         29      15      -        (15)         29
                                                                              ------- ------- ------     ------     -------
   Separate account assets                                                     23,941     290      -          -      24,231
                                                                              ------- ------- ------     ------     -------
Total                                                                         $24,043 $31,241 $4,724     $  (15)    $59,993
                                                                              ======= ======= ======     ======     =======
LIABILTIES:
   Policyholder contract deposits /(d)/                                       $     - $     - $   74     $    -     $    74
   Derivative liabilities
       Foreign exchange contracts                                                   -      42      -          -          42
       Counterparty netting                                                         -       -      -        (15)        (15)
                                                                              ------- ------- ------     ------     -------
       Total derivative liabilities                                                 -      42      -        (15)         27
                                                                              ------- ------- ------     ------     -------
Total                                                                         $     - $    42 $   74     $  (15)    $   101
                                                                              ======= ======= ======     ======     =======

    (a) Represents netting of derivative exposures covered by a qualifying master netting agreement.

    (b) Amounts presented for partnerships and other invested assets in the table above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.

    (c) Amounts exclude short-term investments that are carried at cost, which approximate fair value of $392 million and $128 million at December 31, 2012 and 2011, respectively.

    (d) Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded policy derivatives which are measured at estimated fair value on a recurring basis.

At December 31, 2012 and 2011, Level 3 assets were 8.0 percent and 6.9 percent of total assets, respectively, and Level 3 liabilities were less than 1 percent and less than 1 percent of total liabilities, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


TRANSFERS OF LEVEL 1 AND LEVEL 2 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the twelve months ended December 31, 2012.

CHANGES IN LEVEL 3 RECURRING FAIR VALUE MEASUREMENTS

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2012 and 2011:



                                                                           Net Realized                 Purchases,
                                                                          and Unrealized  Accumulated     Sales,
                                                              Fair Value  Gains (Losses)     Other     Issuances and   Gross
                                                             Beginning of  included in   Comprehensive Settlements,  Transfers
December 31, 2012                                               Period        Income     Income (Loss)      Net         In
-----------------                                            ------------ -------------- ------------- ------------- ---------
                                                                                                          (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                               $  442         $  -          $  8          $ (11)     $  336
   RMBS                                                          1,561           71           266            (99)        212
   CMBS                                                          1,006            1           167            320           -
   CDO/ABS                                                         720           45            23            727         149
                                                                ------         ----          ----          -----      ------
Total fixed maturity securities, available for sale              3,729          117           464            937         697
                                                                ------         ----          ----          -----      ------
Fixed maturity securities, trading:
   CMBS                                                             18            4             -              -           -
   CDO/ABS                                                         258           48             -           (306)          -
                                                                ------         ----          ----          -----      ------
Total fixed maturity securities, trading                           276           52             -           (306)          -
                                                                ------         ----          ----          -----      ------
Fixed maturity securities, hybrid:
   RMBS                                                             15            3             -             (9)          -
   CMBS                                                              2            6             -             97           -
   CDO/ABS                                                           8            7             -            275           -
                                                                ------         ----          ----          -----      ------
Total fixed maturity securities, hybrid                             25           16             -            363           -
                                                                ------         ----          ----          -----      ------
Equity securities, available for sale:
   Common stock                                                     13            5            (5)            (7)          -
   Preferred stock                                                  30            8            (8)           (14)          2
                                                                ------         ----          ----          -----      ------
Total equity securities, available for sale                         43           13           (13)           (21)          2
                                                                ------         ----          ----          -----      ------
Equity securities, trading:
   Common stock                                                      -            -             -              -           -
                                                                ------         ----          ----          -----      ------
Total equity securities, trading                                     -            -             -              -           -
                                                                ------         ----          ----          -----      ------
Partnerships and other invested assets                             651            -            23           (146)        308
                                                                ------         ----          ----          -----      ------
Total                                                           $4,724         $198          $474          $ 827      $1,007
                                                                ======         ====          ====          =====      ======
Liabilities:
Policyholder contract deposits                                  $   74         $ 84          $  -          $   -      $    -
Notes payable                                                        -            -             -             49           -
                                                                ------         ----          ----          -----      ------
Total                                                           $   74         $ 84          $  -          $  49      $    -
                                                                ======         ====          ====          =====      ======

                                                                                     Changes in
                                                                                  Unrealized Gains
                                                                                      (Losses)
                                                                                    Included in
                                                               Gross   Fair Value    Income on
                                                             Transfers   End of   Instruments Held
December 31, 2012                                               Out      Period   at End of Period
-----------------                                            --------- ---------- ----------------

Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                             $  (430)   $  345        $    -
   RMBS                                                          (251)    1,760             -
   CMBS                                                           (49)    1,445             -
   CDO/ABS                                                       (308)    1,356             -
                                                              -------    ------        ------
Total fixed maturity securities, available for sale            (1,038)    4,906             -
                                                              -------    ------        ------
Fixed maturity securities, trading:
   CMBS                                                             -        22             4
   CDO/ABS                                                          -         -             -
                                                              -------    ------        ------
Total fixed maturity securities, trading                            -        22             4
                                                              -------    ------        ------
Fixed maturity securities, hybrid:
   RMBS                                                             -         9             2
   CMBS                                                             -       105             7
   CDO/ABS                                                          -       290             1
                                                              -------    ------        ------
Total fixed maturity securities, hybrid                             -       404            10
                                                              -------    ------        ------
Equity securities, available for sale:
   Common stock                                                     -         6             -
   Preferred stock                                                 (2)       16             -
                                                              -------    ------        ------
Total equity securities, available for sale                        (2)       22             -
                                                              -------    ------        ------
Equity securities, trading:
   Common stock                                                     -         -             -
                                                              -------    ------        ------
Total equity securities, trading                                    -         -             -
                                                              -------    ------        ------
Partnerships and other invested assets                           (212)      624             -
                                                              -------    ------        ------
Total                                                         $(1,252)   $5,978        $   14
                                                              =======    ======        ======
Liabilities:
Policyholder contract deposits                                $     -    $  158        $   84
Notes payable                                                       -        49             -
                                                              -------    ------        ------
Total                                                         $     -    $  207        $   84
                                                              =======    ======        ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)




                                                                               Net
                                                                             Realized
                                                                               and                    Purchases,
                                                                            Unrealized                  Sales,
                                                                    Fair      Gains     Accumulated   Issuances
                                                                    Value    (Losses)      Other         and        Gross
                                                                  Beginning  included  Comprehensive Settlements, Transfers
December 31, 2011                                                 of Period in Income  Income (Loss)     Net         In
-----------------                                                 --------- ---------- ------------- ------------ ---------
                                                                                                (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                                  $  395      $  -        $  1         $  93      $  754
   RMBS                                                               903       (27)         54           358         281
   CMBS                                                               946         -          16            14          46
   CDO/ABS                                                            897        16          43          (303)        208
                                                                   ------      ----        ----         -----      ------
Total fixed maturity securities, available for sale                 3,141       (11)        114           162       1,289
                                                                   ------      ----        ----         -----      ------
Fixed maturity securities, trading:
   Corporate debt                                                       -         -           -            (4)          4
   CMBS                                                                19         3           -            (4)          -
   CDO/ABS                                                            250         8           -             -           -
                                                                   ------      ----        ----         -----      ------
Total fixed maturity securities, trading                              269        11           -            (8)          4
                                                                   ------      ----        ----         -----      ------
Fixed maturity securities, hybrid:
   Corporate debt                                                       -        (1)          -            16           -
   Residential mortgage-backed securities                               1         1           -             -           -
   CMBS                                                                 -         -           -             8           -
                                                                   ------      ----        ----         -----      ------
Total fixed maturity securities, hybrid                                 1         -           -            24           -
                                                                   ------      ----        ----         -----      ------
Equity securities, available for sale:
   Common stock                                                        10         3           3            (4)          3
   Preferred stock                                                     25        (1)          6             -           -
                                                                   ------      ----        ----         -----      ------
Total equity securities, available for sale                            35         2           9            (4)          3
                                                                   ------      ----        ----         -----      ------
Equity securities, trading:
   Common stock                                                         1         -           -            (1)          -
                                                                   ------      ----        ----         -----      ------
Total equity securities, trading                                        1         -           -            (1)          -
                                                                   ------      ----        ----         -----      ------
   Partnerships and other invested assets                             677         8          31         $ (65)         52
                                                                   ------      ----        ----         -----      ------
Total                                                              $4,124      $ 10        $154         $ 108      $1,348
                                                                   ======      ====        ====         =====      ======
Liabilities:
   Policyholder contract deposits                                  $   64      $ 54        $  -         $ (44)     $    -
                                                                   ------      ----        ----         -----      ------
Total                                                              $   64      $ 54        $  -         $ (44)     $    -
                                                                   ======      ====        ====         =====      ======

                                                                                   Changes in
                                                                                   Unrealized
                                                                                      Gains
                                                                                    (Losses)
                                                                                   Included in
                                                                                    Income on
                                                                             Fair  Instruments
                                                                    Gross   Value    Held at
                                                                  Transfers End of   End of
December 31, 2011                                                    Out    Period   Period
-----------------                                                 --------- ------ -----------

Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                                  $  (801) $  442   $    -
   RMBS                                                                 (8)  1,561        -
   CMBS                                                                (16)  1,006        -
   CDO/ABS                                                            (141)    720       --
                                                                   -------  ------   ------
Total fixed maturity securities, available for sale                   (966)  3,729        -
                                                                   -------  ------   ------
Fixed maturity securities, trading:
   Corporate debt                                                        -       -        -
   CMBS                                                                  -      18        3
   CDO/ABS                                                               -     258        1
                                                                   -------  ------   ------
Total fixed maturity securities, trading                                 -     276        4
                                                                   -------  ------   ------
Fixed maturity securities, hybrid:
   Corporate debt                                                        -      15       (2)
   Residential mortgage-backed securities                                -       2        1
   CMBS                                                                  -       8        -
                                                                   -------  ------   ------
Total fixed maturity securities, hybrid                                  -      25       (1)
                                                                   -------  ------   ------
Equity securities, available for sale:
   Common stock                                                         (2)     13        -
   Preferred stock                                                       -      30        -
                                                                   -------  ------   ------
Total equity securities, available for sale                             (2)     43        -
                                                                   -------  ------   ------
Equity securities, trading:
   Common stock                                                          -       -        -
                                                                   -------  ------   ------
Total equity securities, trading                                         -       -        -
                                                                   -------  ------   ------
   Partnerships and other invested assets                              (52)    651        -
                                                                   -------  ------   ------
Total                                                              $(1,020) $4,724   $    3
                                                                   =======  ======   ======
Liabilities:
   Policyholder contract deposits                                  $     -  $   74   $  (54)
                                                                   -------  ------   ------
Total                                                              $     -  $   74   $  (54)
                                                                   =======  ======   ======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                          Net Realized
                                                  Net      Investment
                                               Investment    Gains
At December 31, 2012                             Income     (Losses)   Total
--------------------                           ---------- ------------ -----
                                                       (In millions)
Fixed maturity securities, available for sale     $148        $(31)    $117
Fixed maturity securities, trading                  52           -       52
Hybrid securities                                   16           -       16
Equity securities, avaliable for sale                -          13       13
Equity securities, trading                           -           -        -
Partnerships and other invested assets               9          (9)       -
Policyholder contract deposits                       -         (84)     (84)

                                                          Net Realized
                                                  Net      Investment
                                               Investment    Gains
At December 31, 2011                             Income     (Losses)   Total
--------------------                           ---------- ------------ -----
                                                       (In millions)
Fixed maturity securities, available for sale     $90        $(101)    $(11)
Fixed maturity securities, trading                 11            -       11
Equity securities, avaliable for sale               -            2        2
Equity securities, trading                          -            -        -
Partnerships and other invested assets             10           (2)       8
Policyholder contract deposits                      -          (54)     (54)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above:

                                                                                             Purchases, Sales,
                                                                                               Issuances and
At December 31, 2012                                 Purchases Sales  Issuances Settlements Settlements, Net (a)
--------------------                                 --------- -----  --------- ----------- --------------------
                                                                            (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                     $   45   $ (22)    $ -      $   (35)        $    (12)
   RMBS                                                  394    (180)      -         (320)            (106)
   CMBS                                                  426     (69)      -          (37)             320
   CDO/ABS                                               973       -       -         (197)             776
                                                      ------   -----     ---      -------         --------
Total fixed maturity securities, available for sale    1,838    (271)      -         (589)             978
                                                      ------   -----     ---      -------         --------
Fixed maturity securities, trading:
   Corporate debt                                          -       -       -            -                -
   CMBS                                                    -       -       -         (306)            (306)
                                                      ------   -----     ---      -------         --------
Total fixed maturity securites, trading                    -       -       -         (306)            (306)
                                                      ------   -----     ---      -------         --------
Fixed maturity securites, hybrid
   RMBS                                                    -      (7)      -           (2)              (9)
   CMBS                                                  177     (80)      -            -               97
   CDO/ABS                                               155      (8)      -          (55)              92
                                                      ------   -----     ---      -------         --------
Total fixed maturity securities, hybrid                  332     (95)      -          (57)             180
                                                      ------   -----     ---      -------         --------
Equity securities, available for sale:
   Common stock                                            1      (8)      -            -               (7)
   Preferred stock                                        15     (29)      -            -              (14)
                                                      ------   -----     ---      -------         --------
Total equity securities, available for sale               16     (37)      -            -              (21)
                                                      ------   -----     ---      -------         --------
Equity securities, trading:
   Common stock                                            -       -       -            -                -
                                                      ------   -----     ---      -------         --------
Total equity securities, trading                           -       -       -            -                -
                                                      ------   -----     ---      -------         --------
   Partnerships and other invested assets                102       -       -         (248)            (146)
                                                      ------   -----     ---      -------         --------
Total                                                 $2,288   $(403)    $ -      $(1,200)        $    685
                                                      ======   =====     ===      =======         ========
Liabilities:
   Policyholder contract deposits                     $    -   $   -     $ -      $     -         $      -
   Notes payable                                           -       -      49            -               49
                                                      ------   -----     ---      -------         --------
Total                                                                    $
                                                      $    -   $   -      49      $     -         $     49
                                                      ======   =====     ===      =======         ========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
At December 31, 2011                                 Purchases Sales  Settlements   Net (a)
--------------------                                 --------- -----  ----------- ------------
                                                                   (In millions)
Assets:
Fixed maturity securities, available for sale:
   Corporate debt                                     $  179   $ (17)    $ (69)     $     93
   RMBS                                                  582       -      (224)          358
   CMBS                                                   61      (6)      (41)           14
   CDO/ABS                                               130      (8)     (425)         (303)
                                                      ------   -----     -----      --------
Total fixed maturity securities, available for sale      952     (31)     (759)          162
                                                      ------   -----     -----      --------
Fixed maturity securities, trading
   Corporate debt                                          -       -        (4)           (4)
   CMBS                                                    -      (4)        -            (4)
                                                      ------   -----     -----      --------
Total fixed maturity securities, trading                   -      (4)       (4)           (8)
                                                      ------   -----     -----      --------
Fixed maturity securities, hybrid:
   RMBS                                                   18       -        (2)           16
   CDO/ABS                                                 8       -         -             8
                                                      ------   -----     -----      --------
Total fixed maturity securities, hybrid                   26       -        (2)           24
                                                      ------   -----     -----      --------
Equity securities, available for sale:
   Common stock                                            -      (4)        -            (4)
   Preferred stock                                        14     (14)        -             -
                                                      ------   -----     -----      --------
Total equity securities, available for sale               14     (18)        -            (4)
                                                      ------   -----     -----      --------
Equity securities, trading:
   Common stock                                            -       -        (1)           (1)
                                                      ------   -----     -----      --------
Total equity securities, trading                           -       -        (1)           (1)
                                                      ------   -----     -----      --------
   Partnerships and other invested assets                 61     (59)      (67)          (65)
                                                      ------   -----     -----      --------
Total                                                 $1,053   $(112)    $(833)     $    108
                                                      ======   =====     =====      ========
Liabilities:
   Policyholder contract deposits                     $   --   $ (44)    $  --      $    (44)
                                                      ------   -----     -----      --------
Total                                                 $   --   $ (44)    $  --      $    (44)
                                                      ======   =====     =====      ========

(a)  There were no issuances during the year ended 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


TRANSFERS OF LEVEL 3 ASSETS AND LIABILITIES

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                               Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)      (Weighted Average)(a)
                                ----------------- -------------------- --------------------------    -------------------------
                                  (In millions)
ASSETS:
RMBS                                 $1,648       Discounted cash flow Constant prepayment rate (c)    0.00% - 14.00% (6.82%)
                                                                       Loss severity (c)             36.75% - 76.60% (56.68%)
                                                                       Constant default rate (c)        2.69% -11.27% (6.98%)
                                                                       Yield (c)                        2.00% -10.83% (6.41%)
Certain CDO/ABS                         471       Discounted cash flow Constant prepayment rate (c)     0.00% -10.52% (2.87%)
                                                                       Loss severity (c)                0.00% - 0.00% (0.00%)
                                                                       Constant default rate (c)        0.00% - 1.39% (0.16%)
                                                                       Yield (c)                        0.79% - 4.29% (2.54%)
CMBS                                    747       Discounted cash flow Yield (b)                       0.00% -24.68% (10.17%)
LIABILITIES:
Policyholder contract deposits          158       Discounted cash flow Equity implied volatility (b)           6.00% - 39.00%
                                                                       Base lapse rates (b)                    1.00% - 40.00%
                                                                       Dynamic lapse rates (b)                 0.20% - 60.00%
                                                                       Mortality rates (b)                     0.50% - 40.00%
                                                                       Utilization rates (b)                   0.50% - 25.00%
Notes payable                            49       Discounted cash flow Yield (b)                                       14.00%

    (a) The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.

    (b) Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.

    (c) Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/-one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the securities. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatilities and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

Notes Payable

The significant unobservable inputs used for the Ambrose note payable measured at fair value is the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the Ambrose notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. See Note 6.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INVESTMENTS IN CERTAIN ENTITIES CARRIED AT FAIR VALUE USING NET ASSET VALUE PER SHARE

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.

                                                                        December 31, 2012      December 31, 2011
                                                                      ---------------------- ----------------------
                                                                      Fair Value             Fair Value
                                                                      Using Net   Unfunded   Using Net   Unfunded
                    Investment Category Includes                        Asset    Commitments   Asset    Commitments
--------------------------------------------------------------------- ---------- ----------- ---------- -----------
                                                                                      (In millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made
                            as part of a transaction in which assets
                            of mature companies are acquired from
                            the current shareholders, typically with
                            the use of financial leverage.               $226        $48        $272       $ 76
   Non-U.S.                 Investments that focus primarily on
                            Asian and European based buyouts,
                            expansion capital, special situations,
                            turnarounds, venture capital,
                            mezzanine and distressed
                            opportunities strategies.                       4          -           8         23
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a
                            return through an eventual realization
                            event, such as an initial public
                            offering or sale of the company.                -          -          16          4
   Distressed               Securities of companies that
                            are already in default, under
                            bankruptcy protection, or troubled.            24          9          64         11
   Other                    Real estate, energy, multi-strategy,
                            mezzanine, and industry-focused
                            strategies.                                    41         13          68         24
                                                                         ----        ---        ----       ----
Total private equity funds                                                295         70         428        138
                                                                         ----        ---        ----       ----
Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes,
                            including mergers, acquisitions
                            and other reorganizations.                    164          -         133          -
   Long--short              Securities that the manager believers
                            are undervalued, with corresponding
                            short positions to hedge market risk.         195          -          97          -
   Distressed               Securities of companies that are
                            already in default, under
                            bankruptcy protection or troubled.             55          -          80          5
   Other                    Non-U.S. companies, futures and
                            commodities, macro and multi-strategy
                            and industry-focused strategies.               75          -          58          -
                                                                         ----        ---        ----       ----
Total hedge funds                                                         489          -         368          5
                                                                         ----        ---        ----       ----
Total                                                                    $784        $70        $796       $143
                                                                         ----        ---        ----       ----

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 11 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 85 percent between three and seven years and 4 percent between seven and 10 years.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012, hedge fund investments included above are redeemable monthly (24 percent), quarterly (46 percent), semi-annually (12 percent) and annually (18 percent), with redemption notices ranging from 1 day to 180 days. More than 89 percent require redemption notices of less than 90 days. Investments representing approximately 100 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

FAIR VALUE OPTION - FIXED MATURITY SECURITIES, TRADING AND HYBRID SECURITIES

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $47.9 million, $8.1 million and $94.8 million for the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $10 million and $(1) million for the years ended December 31, 2012 and 2011. The Company did not invest in any hybrid securities in 2010.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments, and mortgages and other loans.

See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts and lease contracts) is discussed below:

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated With Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated.

The following table presents the carrying value and estimated fair value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
December 31, 2012                                    (In Millions)
ASSETS
Mortgage and other loans receivable       $ -    $142   $ 4,632 $ 4,774 $ 4,331
Policy loans                                -       -       853     853     853
Partnerships and other invested assets      -       7         -       7       7
Short-term investments                      -     392         -     392     392
Cash                                       34       -         -      34      34
LIABILITIES
Policyholder contract deposits (a)          -       -    46,052  46,052  36,712
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 4,331 $ 3,912
Policy loans                                                        901     901
Partnerships and other invested assets                            1,284   1,284
Short-term investments                                              128     128
Cash                                                                136     136
LIABILITIES
Policyholder contract deposits (a)                               42,009  35,452

    (a) Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
    (b) Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES, AVAILABLE FOR SALE

The following table presents the amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category:

                                                                                                                 Other-Than-
                                                                                     Gross      Gross             Temporary
                                                                       Amortized   Unrealized Unrealized  Fair   Impairments
                                                                      Cost or Cost   Gains      Losses    Value  in AOCI /(a)/
                                                                      ------------ ---------- ---------- ------- ------------
                                                                                           (In millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities         $   337      $   84     $   -    $   421     $  -
   Foreign government                                                       812          82        (1)       893        -
   Obligations of states, municipalities and political subdivisions         290          27         -        317        -
   Corporate debt                                                        21,494       2,419       (51)    23,862       24
   RMBS                                                                   5,747         530       (25)     6,252      204
   CMBS                                                                   2,745         283       (43)     2,985      141
   CDO/ABS                                                                2,184         139       (17)     2,306        -
                                                                        -------      ------     -----    -------     ----
Total fixed maturity securities, available for sale                      33,609       3,564      (137)    37,036      369
                                                                        -------      ------     -----    -------     ----
Equity securities, available for sale:
   Common stocks                                                              4           2         -          6        -
   Preferred stocks                                                          10           6         -         16        -
                                                                        -------      ------     -----    -------     ----
Total equity securities, available for sale                                  14           8         -         22        -
                                                                        -------      ------     -----    -------     ----
Total                                                                   $33,623      $3,572     $(137)   $37,058     $369
                                                                        =======      ======     =====    =======     ====

                                                                                                                 Other-Than-
                                                                                     Gross      Gross             Temporary
                                                                       Amortized   Unrealized Unrealized  Fair   Impairments
                                                                      Cost or Cost   Gains      Losses    Value  in AOCI /(a)/
                                                                      ------------ ---------- ---------- ------- ------------
                                                                                           (In millions)
December 31, 2011
   Fixed maturity securities, available for sale:
   U.S. government securities and government sponsored entities         $   252      $   79     $   -    $   331     $  -
   Foreign government                                                       574          44        (5)       613       --
   Obligations of states, municipalities and political subdivisions         164          17         -        181        -
   Corporate debt                                                        21,434       1,652      (164)    22,922       22
   RMBS                                                                   7,313         265      (192)     7,386      (96)
   CMBS                                                                   1,661         174      (149)     1,686       51
   CDO/ABS                                                                1,204          90       (31)     1,263       19
                                                                        -------      ------     -----    -------     ----
Total fixed maturity securities, available for sale                      32,602       2,321      (541)    34,382       (4)
                                                                        -------      ------     -----    -------     ----
Equity securities, available for sale:
   Common stocks                                                              8          10        (1)        17        -
   Preferred stocks                                                          16          14         -         30        -
                                                                        -------      ------     -----    -------     ----
Total equity securities, available for sale                                  24          24        (1)        47        -
                                                                        -------      ------     -----    -------     ----
Total                                                                   $32,626      $2,345     $(542)   $34,429     $ (4)
                                                                        =======      ======     =====    =======     ====

(a) Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income, which were not included in earnings. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2012                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (In millions)
Fixed maturity securities, available for sale:
   Foreign government                                $   88     $ (1)    $    4   $   -    $   92   $  (1)
   Corporate debt                                     1,077      (22)       349     (29)    1,426     (51)
   RMBS                                                  51       (1)       289     (24)      340     (25)
   CMBS                                                 213       (2)       286     (41)      499     (43)
   CDO/ABS                                              561      (11)        75      (6)      636     (17)
                                                     ------     ----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   1,990      (37)     1,003    (100)    2,993    (137)
                                                     ------     ----     ------   -----    ------   -----
Equity securities, available for sale:
   Common stocks                                          -        -          -       -         -       -
                                                     ------     ----     ------   -----    ------   -----
Total equity securities, available for sale               -        -          -       -         -       -
                                                     ------     ----     ------   -----    ------   -----
Total                                                $1,990     $(37)    $1,003   $(100)   $2,993   $(137)
                                                     ======     ====     ======   =====    ======   =====

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
December 31, 2011                                    Value     Losses    Value    Losses   Value    Losses
-----------------                                    ------  ----------  ------ ---------- ------ ----------
                                                                         (In millions)
Fixed maturity securities, available for sale:
   Foreign government                                $  114    $  (5)    $    -   $   -    $  114   $  (5)
   Corporate debt                                     2,348     (116)       334     (48)    2,682    (164)
   RMBS                                               1,401     (123)       712     (69)    2,113    (192)
   CMBS                                                 466      (44)       334    (105)      800    (149)
   CDO/ABS                                              260       (6)       147     (25)      407     (31)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   4,589     (294)     1,527    (247)    6,116    (541)
                                                     ------    -----     ------   -----    ------   -----
Equity securities, available for sale:
   Preferred stocks                                       2       (1)         -       -         2      (1)
                                                     ------    -----     ------   -----    ------   -----
Total equity securities, available for sale               2       (1)         -       -         2      (1)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $4,591    $(295)    $1,527   $(247)   $6,118   $(542)
                                                     ======    =====     ======   =====    ======   =====

As of December 31, 2012, the Company held 424 individual fixed maturity and equity securities that were in an unrealized loss position, of which 254 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                                 Total Fixed Maturity
                                                             Available for Sale Securities
                                                             -----------------------------
                                                             Amortized      Estimated
                                                               Cost         Fair Value
                                                             ---------      ----------
                                                                  (In millions)
Due in one year or less                                       $   678        $   699
Due after one year through five years                           4,887          5,335
Due after five years through ten years                         14,282         15,818
Due after ten years                                             3,158          3,642
Mortgage-backed, asset backed and collateralized securities    10,604         11,542
                                                              -------        -------
Total fixed maturity securities, available for sale           $33,609        $37,036
                                                              =======        =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments did not include any investments in a single entity that exceeded 10 percent of the Company's consolidated shareholder's equity at December 31, 2012 or 2011.

FIXED MATURITY SECURITIES, TRADING

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance company subsidiaries of AIG sold to ML II all of their individual interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. The interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during the three month period ending March 31, 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $42.6 million on March 1, 2012 and additional cash receipts of $263.0 million on March 15, 2012 from ML II that consisted of $152.5 million, $22.1 million, and $88.4 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $305.6 million by the Company from ML II was remitted as a return of capital to its Parent and ultimately remitted to AIG.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net unrealized gains (losses) included in the consolidated statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $0.0 million of gains, $4.6 million of gains and $107.5 million of gains, respectively.

INVESTED ASSETS ON DEPOSIT AND PLEDGED AS COLLATERAL

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and, short-term investments, fixed maturity and other securities.

                                                          2012   2011
                                                          ----   ----
                                                          (In millions)
Invested assets on deposit:
   Regulatory agencies                                    $ 3    $ 3
Invested assets pledged as collateral:
   Advance agreement - Federal Home Loan Bank of Dallas   $19    $10

SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                        2012
                                                    -------------
Securities on loan: (a)                             (In millions)
   Amortized cost                                       $700
   Estimated fair value                                  802
Cash collateral on deposit from counterparties (b)       824
Reinvestment portfolio - estimated fair value            824

(a) Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b) Included within Short-term investments on the consolidated balance sheets and reflected as a liability in Securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $4.21 billion. At that date, substantially all of the loans were current.

The commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

State                                  # of Loans Amount* Apartments Offices Retail Industrial Hotels Other % of Total
-----                                  ---------- ------- ---------- ------- ------ ---------- ------ ----- ----------
                                                                       ($ In millions)
California                                 49      $ 864      $44     $ 284   $ 41     $126    $ 149  $ 220    20.5%
New York                                   35        760       78       549     76        3       54      -    18.1%
New Jersey                                 17        327      102        88    112        5        -     20     7.8%
Florida                                    26        300       22        66     85       72        -     55     7.1%
Texas                                      20        295       10        86     75       67       48      9     7.0%
Other states                              142      1,662      194       476    540      172      132    148    39.5%
                                          ---     ------     ----    ------   ----     ----    -----  -----   ------
Total                                     289     $4,208     $450    $1,549   $929     $445     $383   $452   100.0%
                                          ===     ======     ====    ======   ====     ====    =====  =====   ======

*  Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                           Class
                                                     -------------------------------------------------
December 31, 2012                         # of Loans Apartments Offices Retail Industrial Hotels Other Total  % of Total
-----------------                         ---------- ---------- ------- ------ ---------- ------ ----- ------ ----------
                                                                         ($ In millions)
Credit Quality Indicator:
   In good standing                          284        $436    $1,495   $922     $445     $383  $452  $4,133    98.2%
   Restructured (a)                            5          14        54      7        -        -     -      75     1.8%
   90 days or less delinquent                  -           -         -      -        -        -     -       -     0.0%
   >90 days delinquent or in process of
     foreclosure                               -           -         -      -        -        -     -       -     0.0%
                                             ---        ----    ------   ----     ----     ----  ----  ------   -----
Total (b)                                    289        $450    $1,549   $929     $445     $383  $452  $4,208   100.0%
                                                        ====    ======   ====     ====     ====  ====  ======   =====
Valuation allowance                                     $  2    $   21   $  5     $  7     $  -  $ 11  $   46     1.1%
                                                        ----    ------   ----     ----     ----  ----  ------   -----

    (a) Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.

    (b)  Does not reflect valuation allowances.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                    2012  2011  2010
                                                    ----  ----  ----
                                                      (In millions)
Allowance, beginning of year                        $ 95  $137  $113
   Additions (reductions) to allowance for losses    (42)  (12)   85
   Charge-offs, net of recoveries                     (2)  (30)  (61)
                                                    ----  ----  ----
Allowance, end of year                              $ 51  $ 95  $137
                                                    ====  ====  ====

The Company's impaired mortgage loans are as follows:

                                                   2012 2011  2010
                                                   ---- ----  ----
                                                    (In millions)
Impaired loans with valuation allowances           $10  $ 75  $242
Impaired loans without valuation allowances         21    54    59
                                                   ---  ----  ----
   Total impaired loans                             31   129   301
Valuation allowances on impaired loans              (6)  (24)  (61)
                                                   ---  ----  ----
   Impaired loans, net                             $25  $105  $240
                                                   ===  ====  ====

The Company recognized $2.3 million, $7.1 million and $13.6 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $7.1 million and $67.5 million of commercial mortgage loans that had been modified in a TDR at December 31, 2012 and 2011, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2012 and 2011, these commercial mortgage loans had related total allowances for credit losses of $0.0 million and $13.9 million, respectively. The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to its 2012 restructuring, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $2.23 billion and $1.98 billion at December 31, 2012 and 2011, respectively, and were comprised of 149 partnerships and 148 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                             2012    2011    2010
                                            ------  ------  ------
                                                 (In millions)
Investment income:
   Fixed maturity securities                $1,929  $1,754  $1,795
   Equity securities                             1       -       -
   Mortgage and other loans receivable         258     247     261
   Policy loans                                 44      49      51
   Investment real estate                       13       7       -
   Partnerships and other invested assets      160      89     146
   Other investment income                       2       3      17
                                            ------  ------  ------
Gross investment income                      2,407   2,149   2,270
Investment expenses                            (59)    (47)    (24)
                                            ------  ------  ------
Net investment income                       $2,348  $2,102  $2,246
                                            ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $105 million, which is 0.2 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                                            2012   2011   2010
                                                                           -----  -----  -----
                                                                              (In millions)
Sales of fixed maturity securities, available for sale                     $ 177  $ 201  $ 212
Sales of equity securities, available for sale                                12      6     19
Mortgage and other loans                                                      42     13    (73)
Investment real estate                                                        15      -      -
Partnerships and other invested assets                                         -     13      7
Derivatives                                                                 (152)    45     33
Securities lending collateral, including other-than-temporary impairments    (33)     -     30
Other-than-temporary impairments                                             (50)  (158)  (439)
                                                                           -----  -----  -----
Net realized investment gains (losses) before taxes                        $  11  $ 120  $(211)
                                                                           =====  =====  =====

The following table presents that gross realized gains and losses from sales or redemptions of the Company's available for sale securities for the years ended December 31:

                                   2012              2011              2010
                             ----------------  ----------------  ----------------
                              Gross    Gross    Gross    Gross    Gross    Gross
                             Realized Realized Realized Realized Realized Realized
                              Gains    Losses   Gains    Losses   Gains    Losses
                             -------- -------- -------- -------- -------- --------
                                                 (In millions)
Fixed maturities securities    $216     $(39)    $218     $(17)    $233     $(21)
Equity securities                16       (4)       6        -       20       (1)
                               ----     ----     ----     ----     ----     ----
Total                          $232     $(43)    $224     $(17)    $253     $(22)
                               ====     ====     ====     ====     ====     ====

CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31;

                                                                                                           2012    2011    2010
                                                                                                          ------  ------  ------
                                                                                                               (In millions)
Balance, beginning of period                                                                              $1,563  $1,545  $1,306
Increases due to:
   Credit impairments on new securities subject to impairment losses                                          15      60     104
   Additional credit impairments on previously impaired securities                                            57      87     293
Reductions due to:
   Credit impaired securities fully disposed for which there was no prior intent or requirement to sell     (281)    (46)    (93)
   Credit impaired securities for which there is a current intent or anticipated requirement to sell           -       -      (4)
   Accretion on securities previously impaired due to credit                                                (141)    (83)    (43)
Other                                                                                                          -       -     (18)
                                                                                                          ------  ------  ------
Balance, end of year                                                                                      $1,213  $1,563  $1,545
                                                                                                          ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

prepayments. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                           At Date of
                                                           Acquisition
                                                          -------------
                                                          (In millions)
Contractually required payments (principal and interest)     $2,554
Cash flows expected to be collected (a)                       1,955
Recorded investment in acquired securities                    1,278

(a) Represents undiscounted expected cash flows, including both principal and interest.

                                            December 31, 2012 December 31, 2011
                                            ----------------- -----------------
                                                       (In millions)
Outstanding principal balance                    $1,616            $1,533
Amortized cost                                    1,056             1,046
Fair value                                        1,198               950

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                                                 2012   2011
                                                                                                -----   ----
                                                                                                (In millions)
Balance, beginning of year                                                                      $ 624   $  -
   Newly purchased PCI securities                                                                 219    607
   Accretion                                                                                      (96)   (49)
   Decreases due to disposal                                                                     (120)     -
   Effect of changes in interest rate indices                                                     (26)   (15)
   Net reclassification from (to) non-accretable difference, including effects of prepayments      21     81
                                                                                                -----   ----
Balance, end of year                                                                            $ 622   $624
                                                                                                =====   ====

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

The following table presents the notional amount and gross fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (1) Value (2) Amount (1)  Value (2)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2012
Derivatives not designated as hedging instruments:
   Interest rate contracts                          $     429  $      1   $      -    $     -
   Foreign exchange contracts                              80         9        186         49
   Equity contracts                                       847        36          -          -
   Other contracts /(3)/                                    -         -      3,812        158
                                                    ---------  --------   --------    -------
Total derivatives, gross                            $   1,356        46   $  3,998        207
                                                    =========             ========
   Counterparty netting /(4)/                                        (9)                   (9)
                                                               --------               -------
Total derivatives, net                                               37                   198
Less: Bifurcated embedded policy derivatives                          -                   158
                                                               --------               -------
Total derivative instruments on balance sheets                 $     37               $    40
                                                               ========               =======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $  306     $  9      $    -      $  -
   Foreign exchange contracts                             84       13         172        42
   Equity contracts                                    2,547       22           -         -
   Other contracts /(c)/                                   -        -       2,942        74
                                                      ------     ----      ------      ----
Total derivatives, gross                              $2,937       44      $3,114       116
                                                      ======               ======
   Counterparty netting /(d)/                                     (15)                  (15)
                                                                 ----                  ----
Total derivatives, net                                             29                   101
Less: Bifurcated embedded policy derivatives                        -                    74
                                                                 ----                  ----
Total derivative instruments on balance sheets                   $ 29                  $ 27
                                                                 ====                  ====

(a) Notional or contractual amounts of derivative financial instruments represent a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent the amounts used to calculate contractual cash flows to be exchanged and are only paid or received for certain contracts, such as currency swaps.

(b) See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.

(c) Included in the Other contracts are bifurcated embedded policy derivatives, which are recorded in policyholder contract deposits in the Company's consolidated balance sheets.

(d) Represents netting of derivative exposures covered by a qualifying master netting agreement.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues certain variable annuity products which contain guaranteed provisions that are considered embedded policy derivatives. The fair value of these embedded policy derivatives is reflected in the policyholder contract deposits of the consolidated balance sheets. The changes in fair value of the embedded policy derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded policy derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                              2012  2011  2009
                                                             -----  ----  ----
                                                               (In millions)
Derivatives not designated as hedging instruments:
   Interest rate contracts                                   $ (11) $ (1) $  2
   Foreign exchange contracts                                  (14)    -   (24)
   Equity contracts                                            (23)  100    28
   Other contracts                                            (104)  (54)   27
                                                             -----  ----  ----
Total                                                        $(152) $ 45  $ 33
                                                             =====  ====  ====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. At December 31, 2012 and December 31, 2011, the Company had $16.8 million and $8.5 million of net derivative liabilities, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvements with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party, or group of related parties, that absorbs a majority of the expected losses of the VIE, receives a majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off-balance sheet exposure associated with VIEs were $19.5 million and $25.2 million at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interest in consolidated VIEs:

                                      At December 31,
                -----------------------------------------------------------
                   VIE Assets    VIE Liabilities  Off-Balance Sheet Exposure
                ---------------- ---------------- -------------------------
                  2012    2011     2012    2011       2012          2011
                -------- ------- -------- ------- -------------  -----------
                                       (In millions)
Ambrose 2012-1  $  2,421 $     - $     74 $     - $           -  $         -
                -------- ------- -------- ------- -------------  -----------
Total           $  2,421 $     - $     74 $     - $           -  $         -
                ======== ======= ======== ======= =============  ===========

Ambrose

During December 2012, the Company received a portfolio of structured securities ("Secondary Portfolio") from AIG with a fair market value of $183 million in exchange for an intraday Demand Note. The Company transferred a portfolio of its high grade corporate securities along with the Secondary Portfolio with a combined carrying value of approximately $2.2 billion to a newly formed special purpose entity, Ambrose 2012-1 ("Ambrose"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose in three tranches, (Class A1, B and X), with a fair value of approximately $2.2 billion. The Class X notes ($49 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $183 million Demand Note thus resulting in a $134 million capital contribution to the Company. Ambrose also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose upon demand.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

AIG Asset Management (US), LLC manages the portfolio of assets on behalf of Ambrose. The Class A1 and B Notes are designed to closely replicate the interest and principal amortization payments of the securities transferred by the Company. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

The Company maintains the power to direct the activities of the VIE that most significantly impacts its economic performance and bears the obligation to absorb losses or receive benefits from the entity that could potentially be significant to the VIE. Accordingly, we consolidate this entity and the beneficial interests held by other parties are recorded as notes payable. The Class A1 and B Notes eliminate in consolidation.

Although all of the notes issued by Ambrose (Class A1, A2, B and X) have a stated maturity of December 31, 2060, the Ambrose notes are expected to have a weighted average life of approximately 10-12 years.

Ambrose elected the fair value option for its Class X notes issued. Fair value is the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value of the Ambrose notes was determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows were discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads for U.S. CLOs include a spread premium to compensate for the complexity / perceived illiquidity of the Ambrose notes. The spread premium was derived on the transaction date, with reference to the issuance spread on the Class A2 Note, which was purchased by an independent, non-affiliated third party.

There were no significant cash flows between Ambrose and the Company in 2012.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                    Maximum Exposure to Loss
                                                  ----------------------------
                                       Total VIE  On-Balance Off-Balance
                                        Assets      Sheet       Sheet    Total
                                       ---------- ---------- ----------- -----
                                                    (In millions)
 December 31, 2012
 Real estate and investment funds      $    1,540 $      213 $        20 $ 233
 Castle 1 Trust                               632        113           -   113
 Castle 2 Trust                               634         82           -    82
                                       ---------- ---------- ----------- -----
 Total                                 $    2,806 $      408 $        20 $ 428
                                       ========== ========== =========== =====

                                                    Maximum Exposure to Loss
                                                  ----------------------------
                                                  On-Balance Off-Balance
                                                    Sheet       Sheet
                                                  ---------- -----------
                                                  Purchased
                                                     and     Commitments
                                        Total VIE  Retained      and
                                         Assets   Interests  Guarantees  Total
                                        --------- ---------- ----------- -----
  December 31, 2011
  Real estate and investment funds                               $
                                         $ 1,741     $232         25     $257
  Maiden Lane II                           9,254      258          -      258
  Castle 1 Trust                             720      127          -      127
  Castle 2 Trust                             730       84          -       84
                                         -------     ----        ---     ----
  Total                                                          $
                                         $12,445     $701         25     $726
                                         =======     ====        ===     ====

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's consolidated balance sheets as follows:

                                                               At December 31,
                                                             -------------------
                                                             Unconsolidated VIEs
                                                             -------------------
                                                               2012      2011
                                                             --------- ---------
Assets:                                                         (In millions)
   Available for sale securities                             $      53 $      74
   Trading securities                                                -       258
   Other invested assets                                           355       369
                                                             --------- ---------
Total assets                                                 $     408 $     701
                                                             ========= =========

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company typically is not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

Maiden Lane II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Notes 4 herein for further discussion.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company has determined that it is not the primary beneficiary of these entities.

During the year ended December 31, 2012 and 2011, the Company recognized reductions in net investment income resulting from impairment losses of $2.1 million and $19.6 million, respectively, pertaining to its ownership interest in Castle 1 Trust. During the year ended December 31, 2012 and 2011, the Company recognized reductions in net investment income resulting from impairment losses of $1.5 million and $16.8 million, respectively, pertaining to its ownership interest in Castle 2 Trust. The impairments recognized by the investees were primarily related to salvage/residual values and future estimated lease payments on aircraft owned by the Trusts.

See Note 14 herein for additional information on these entities.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, AIG has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Notes 3 and 4 herein.

7. DEFERRED POLICY ACQUISITIONS COSTS, COST OF INSURANCE PURCHASED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in deferred acquisition costs:

                                                                                 2012  2011   2010
                                                                                -----  ----  ------
                                                                                   (In millions)
Balance at January 1                                                            $ 900  $971  $1,079
   Deferrals                                                                       93   125      92
   Accretion of interest/amortization                                             (84)  (47)    (68)
   Effect of net unrealized gains on securities (a)                              (137)  (62)   (129)
   Effect of net realized gains on securities (b)                                 (21)  (18)     (4)
   Effect of unlocking of assumptions used in estimating future gross profits      18   (72)      -
   Increase due to foreign exchange                                                (2)    3       1
                                                                                -----  ----  ------
Balance at December 31                                                          $ 767  $900  $  971
                                                                                =====  ====  ======

(a) In 2010, an increase of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (2) below with no net effect impact to the DAC balance.

(b) In 2010, a decrease of $0.2 million related to the cumulative effect of adopting a new embedded credit derivative guidance is not reflected as it is offset in (1) above with no net effect impact to the DAC balance.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table summarizes the activity in cost of insurance purchased:

                                                                 2012  2011 2010
                                                                 ----  ---- ----
                                                                  (In millions)
Balance at January 1                                             $  3  $  3 $  3
   Accretion of interest/amortization                              (1)    -    -
                                                                 ----  ---- ----
Balance at December 31                                           $  2  $  3 $  3
                                                                 ====  ==== ====

CIP amortization, net of accretion of interest, expected to be recorded in each of the next five years is $0.3 million, $0.3 million, $0.2 million, $0.2 million and $0.2 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                                                2012  2011  2010
                                                                                ----  ----  ----
                                                                                  (In millions)
Balance at January 1                                                            $179  $176  $174
   Deferrals                                                                      25    33    37
   Accretion of interest/amortization                                            (15)   (9)  (17)
   Effect of net unrealized gains on securities                                  (30)  (14)  (25)
   Effect of net realized (gains) losses on securities                            (2)   (3)    7
   Effect of unlocking of assumptions used in estimating future gross profits      2    (4)    -
                                                                                ----  ----  ----
Balance at December 31                                                          $159  $179  $176
                                                                                ====  ====  ====

The Company adjusts amortization (an "unlocking") when the assumptions underlying the estimates of future gross profits to be realized are revised. The Company reviews the assumptions underlying these estimates at least annually. In 2012, the Company recorded lower amortization due to an unlocking of the future termination assumption. In 2011, the Company recorded higher amortization due to an unlocking of the future spread assumption. In 2010, the Company reviewed the underlying assumptions and no unlocking adjustments were made.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits were as follows at December 31:

                                                                       2012   2011
                                                                      ------ ------
                                                                      (In millions)
Future policy benefits:
   Life contingent annuities                                          $  457 $  475
   Structured settlements                                                192    188
   Loss recognition - structured settlements                             194     15
   Guaranteed minimum death benefit                                       19     24
                                                                      ------ ------
Total                                                                 $  862 $  702
                                                                      ====== ======

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company recognized a $178.4 million and $15.3 million pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2012 and 2011, respectively. A $62.4 million and $5.4 million deferred tax benefit was recorded related to this adjustment in 2012 and 2011, respectively, resulting in a $116.0 million and $9.9 million decrease to comprehensive income and total shareholder's equity in 2012 and 2011, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                                   2012        2011
                                                                ----------- -----------
In the event of death (GMDB):                                       ($ In millions)
   Account value                                                $    50,056 $    46,419
   Net amount at risk (a)                                             1,300       2,126
   Average attained age of contract holders                              59          58
   Range of guaranteed minimum return rates                          1 - 3%      1 - 3%
Annual withdrawals at specified date (GMWB):
   Account value                                                $     4,049 $     3,271
   Net amount at risk (b)                                               301         459
   Weighted average period remaining until guaranteed payment    18.4 years  19.1 years

(a) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.

(b) Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.

The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in policyholder contract deposits (GMWB) and future policy benefits (GMDB/GMIB) on the consolidated balance sheets:

                                                           GMDB    GMIB   GMWB
                                                         -------  ------ ------
                                                             (In millions)
2012
Balance at January 1                                     $    21  $    3 $   99
Guaranteed benefits incurred                                   -       -     87
Guaranteed benefits paid                                      (5)      -      -
                                                         -------  ------ ------
Balance at December 31                                   $    16  $    3 $  186
                                                         -------  ------ ======
2011
Balance at January 1                                     $    22  $    2 $   37
Guaranteed benefits incurred                                   5       1     62
Guaranteed benefits paid                                      (6)      -      -
                                                         -------  ------ ------
Balance at December 31                                   $    21  $    3 $   99
                                                         =======  ====== ======

The following assumptions and methodology were used to determine the reserve for GMDB on variable contracts at December 31, 2012 and 2011:

    . Data used was 1,000 stochastically generated investment performance scenarios.
    .  Mean investment performance assumption was 8.5 percent.
    .  Volatility assumption was 16 percent.
    .  Mortality was assumed to be 70 percent of the 1983a and Ult.M tables.
    . Lapse rates vary by contract type and duration and range from 7 percent to 13 percent with an average of 10 percent.
    .  The discount rate was 5.75 percent.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

9. REINSURANCE

On December 1, 2006, with an effective date of October 1, 2006 ("Agreement 1") and on June 28, 2007, with an effective date of April 1, 2007 ("Agreement 2"), the Company entered into modified coinsurance and coinsurance reinsurance agreements with MetLife Alico Japan, pertaining to certain policies written via its branch in Japan. MetLife Alico Japan was a wholly owned, Delaware domiciled subsidiary of AIG, until its sale to MetLife, Inc. on November 1, 2010. The Company assumes liability for a quota share portion of contracts issued by MetLife Alico Japan that include a Guaranteed Minimum Income Benefit under Agreement 1 and a Guaranteed Minimum Withdrawal Benefit under Agreement 2. The contracts assumed also include a Guaranteed Minimum Death Benefit provision under both Agreements 1 and 2. The GMIB (prior to its utilization date), GMWB and the GMDB have a 100 percent quota share and are assumed under coinsurance agreements. The GMIB (after its utilization date) has a 100 percent quota share and is assumed under the modified coinsurance provisions of Agreement 1. The benefits provided by the reinsured contracts under Agreement 1 are assumed with a 50 percent quota share under a modified coinsurance agreement. The benefits provided by the reinsured contracts under Agreement 2 are assumed with a varied quota share under a modified coinsurance agreement. Both agreements are unlimited in duration but were terminated for new business. Pursuant to the coinsurance portions of both Agreements, the Company records reserve liabilities for the amount of the reserves calculated for the GMIB, GMWB and GMDB provisions of the reinsured contracts. The reserves for the GMIB, GMWB and GMDB were $43.2 million and $38.8 million for the years ended December 31, 2012 and 2011, respectively.

All monetary amounts of the Agreements and settlement transactions are expressed in Japanese Yen. The foreign currency translation adjustment related to all provisions of the Agreements was not significant to the Company's consolidated results of operations or financial condition.

On May 31, 2012, American Life Insurance Company transferred the reinsured business to MetLife Alico Japan.

10. DEBT

In 2011, the Company became a member of the FHLB of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

At December 31, 2012 and 2011, the carrying values of the Company's ownership in the FHLB of Dallas was $7.4 million and $10.0 million, respectively, which was reported in partnership and other invested assets. As of December 31, 2012, the Company had outstanding borrowings of $10.5 million. There were no advances taken during 2011. As of December 31, 2012 and December 31, 2011, the fair value of collateral pledged to secure advances was $19.3 million and $10.0 million, respectively, which includes the value of the FHLB common stock noted above.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

11. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, non-cancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

            (In millions)
2013        $           4
2014                    3
2015                    2
2016                    1
2017                    1
Thereafter              1
            -------------
Total       $          12
            =============

Rent expense was $4.7 million, $5.4 million and $5.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $186.1 million and $253.2 million for the periods ending December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $186.1 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $89.8 million in commitments relating to mortgage loans at December 31, 2012.

CONTINGENT LIABILITIES

Legal and Regulatory Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the consolidated financial position, results of operations or cash flows of the Company.

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $10.0 million and $5.8 million for these guarantee fund assessments at December 31, 2012, and 2011, respectively, which is reported within Other Liabilities in the accompanying consolidated balance sheets.

The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards originally sought only a declaration that would prevent the Company from enforcing withdrawal restrictions in their respective fixed annuity contracts. In 2012, the WV Boards amended their lawsuit to also seek money damages and later submitted a report prepared by their purported expert that opined their damages totaled approximately $94 million. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from this lawsuit will have a material adverse effect on the Company's consolidated financial condition, results of operations or cash flows.

The Company has received industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. The resolution of the multi-state examinations relating to the handling of unclaimed property and the use of the Social Security Administration Death Master File ("SSDMF") to identify potential claims not yet presented in the normal course of business in 2012, had no impact on policyholder benefit reserves. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $0.8 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

12. SHAREHOLDER'S EQUITY

The Company is authorized to issue 2,000,000 shares of $1 par value preferred stock. None of the authorized shares have ever been issued.

Capital contributions received by the Company were $133.9 million and $4.5 million for the years ended December 31, 2012 and 2011, respectively.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The components of accumulated other comprehensive income at December 31 were as follows:

                                                                              2012    2011    2010
                                                                            -------  ------  ------
                                                                                 (In millions)
Fixed maturity and equity securities, available for sale and partnerships:
   Gross unrealized gains                                                   $ 3,572  $2,345  $1,740
   Gross unrealized losses                                                     (136)   (542)   (637)
Net unrealized gains on other invested assets                                   296     237     171
Adjustments to DAC, CIP and deferred sales inducements                         (359)   (192)   (116)
Insurance loss recognition                                                     (194)    (15)      -
Foreign currency translation adjustments                                         (1)      -       5
Deferred federal and state income tax expense                                (1,003)   (641)   (405)
                                                                            -------  ------  ------
   Accumulated other comprehensive income                                   $ 2,175  $1,192  $  758
                                                                            =======  ======  ======

The following table presents the other comprehensive income reclassification adjustments for the years ending December 31:

                                        Unrealized
                                     gains (losses) of                     Adjustment to
                                      fixed maturity                      deferred policy
                                      investments on      Unrealized     acquisition costs,
                                     which other-than   gains (losses)   value of business                   Foreign
                                     temporary credit    on all other       acquired and      Insurance     currency
                                     impairments were      invested        deferred sales       loss       translation
                                           taken            assets          inducements      recognition   adjustment     Total
                                     -----------------  --------------  -------------------  -----------  ------------  --------
                                                                            (In Millions)
DECEMBER 31, 2012
Unrealized change arising during
  period                             $             726  $        1,200  $              (144) $      (178) $         (1) $  1,603
Less: Reclassification adjustments
  included in net income (loss)                    353            (119)                  23            -             -       257
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive income
  (loss), before income tax
  (expense) benefit                                373           1,319                 (167)        (178)           (1)    1,346
Less: Income tax (expense) benefit                (131)           (353)                  59           62             -      (363)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive income
  (loss), net of income tax
  (expense) benefit                  $             242  $          966  $              (108) $      (116) $         (1) $    983
                                     =================  ==============  ===================  ===========  ============  ========
DECEMBER 31, 2011
Unrealized change arising during
  period                             $             277  $          563  $              (159) $       (15) $         (7) $    659
Less: Reclassification adjustments
  included in net income                           179            (105)                 (83)           -             -        (9)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss,
  before income tax (expense)
  benefit                                           98             668                  (76)         (15)           (7)      668
Less: Income tax (expense) benefit                 (34)           (233)                  26            5             2      (234)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss, net
  of income tax (expense) benefit    $              64  $          435  $               (50) $       (10) $         (5) $    434
                                     =================  ==============  ===================  ===========  ============  ========
DECEMBER 31, 2010
Unrealized change arising during
  period                             $             725  $          713  $              (306) $         -  $         (1) $  1,131
Less: Reclassification adjustments
  included in net income                           493            (691)                (152)           -             -      (350)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss,
  before income tax (expense)
  benefit                                          232           1,404                 (154)           -            (1)    1,481
Less: Income tax (expense) benefit                 (81)           (497)                  53            -             -      (525)
                                     -----------------  --------------  -------------------  -----------  ------------  --------
Total other comprehensive loss, net
  of income tax (expense) benefit    $             151  $          907  $              (101) $         -  $         (1) $    956
                                     =================  ==============  ===================  ===========  ============  ========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling 12-month period to shareholders of insurance companies domiciled in the state of Texas, without obtaining the prior approval of the Insurance Commissioner is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum amount of dividends that can be paid in 2013 without obtaining the prior approval of the TDI is $699.8 million.

In 2012 and 2011, the Company paid dividends totaling $705.6 million and $536.0 million, respectively, to its Parent. These payments were classified as a return of capital given the Company's accumulated deficit at December 31, 2012 and 2011.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of the Company at December 31 were as follows:

                                                       2012     2011     2010
                                                     -------- -------- --------
                                                           (In millions)
Statutory net income                                 $    703 $    832 $     74
Statutory capital and surplus                        $  4,236 $  4,239 $  3,800

13. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income consist of the following:

                                                      Years ended December 31,
                                                     -------------------------
                                                       2012     2011    2010
                                                     --------  -----  --------
                                                           (In millions)
Current                                              $    324  $(153) $    141
Deferred                                                 (184)    (7)     (332)
                                                     --------  -----  --------
Total income tax expense (benefit)                   $    150  $(160) $   (191)
                                                     ========  =====  ========

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The US statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate due to the following:

                                                      Years ended December 31,
                                                     -------------------------
                                                       2012     2011    2010
                                                     --------  -----  --------
                                                           (In millions)
U.S. federal income tax (benefit) at statutory rate  $    406  $ 309  $    266
Adjustments:
   Valuation allowance                                   (217)  (441)     (451)
   Dividends received deduction                           (30)   (30)      (16)
   Other credits, taxes and settlement                     (9)     2        10
                                                     --------  -----  --------
Total income tax expense (benefit)                   $    150  $(160) $   (191)
                                                     ========  =====  ========

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the deferred tax liabilities and assets at December 31 are as follows:

                                                                2012     2011
                                                              -------  -------
                                                                (In millions)
DEFERRED TAX ASSETS:
   Basis differential of investments                          $   463  $   395
   Policy reserves                                                 93       68
   Excess capital losses                                          902    1,155
   Other                                                           53        3
                                                              -------  -------
Total deferred tax assets before valuation allowance            1,511    1,621
Valuation allowance                                              (811)  (1,137)
                                                              -------  -------
Net deferred tax assets                                           700      484
DEFERRED TAX LIABILITIES:
   Deferred policy acquisition costs                             (432)    (431)
   Net unrealized gains on debt and equity securities
     available for sale                                        (1,003)    (642)
                                                              -------  -------
Total deferred tax liabilities                                 (1,435)  (1,073)
                                                              -------  -------
Net deferred tax liabilities                                  $  (735) $  (589)
                                                              =======  =======

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

At December 31, 2012, the Company had the following tax carryforwards:

Capital Loss Carryforward:

                       Amount   Year Expired
(In millions)        ---------- ------------
2008                 $    2,307     2013
2009                        268     2014
                     ----------
Total                $    2,575
                     ==========

Foreign Tax Credit Carryforward:

2009                 $        1     2019
2010                          3     2020
2011                          9     2021
2012                         10     2022
                     ----------
Total                $       23
                     ==========

General Business Credit Carryforward:

2008                 $        7     2028
2009                          6     2029
2010                          4     2030
2011                          1     2031
                     ----------
Total                $       18
                     ==========

The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and our emergence from cumulative losses in recent years. The framework requires us to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more likely than not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $326 million of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $217 million was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may result in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                                December 31,
                                                               2012     2011
                                                             -------- --------
                                                               (In millions)
Gross unrecognized tax benefit at beginning of period        $     23 $    237
   Increases in tax positions for prior years                       3        -
   Decreases in tax positions for prior years                       -     (214)
   Increases in tax positions for current year                      -        -
   Lapse in statute of limitation settlement                        -        -
   Settlement                                                       -        -
                                                             -------- --------
Gross unrecognized tax benefit at end of period              $     26 $     23
                                                             ======== ========

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $26.1 million and $23.6 million, respectively. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $26.1 million and $23.6 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and 2011, the Company had accrued $5.0 million and $4.2 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2012 and 2011, the Company recognized an expense of $0.9 million and $0.1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003-2009. Although the final outcome of possible issues raised in any future examination are uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001-2012 remain subject to examination by major tax jurisdictions.

14. RELATED PARTY TRANSACTIONS

EVENTS RELATED TO AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury ("Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution ("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is provided in the Company's 2012 Annual Statement and is also publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"). Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

OPERATING AGREEMENTS

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. Amounts paid for such services totaled $114.8 million, $82.3 million and $55.1 million for the years ended December 31, 2012, 2011 and 2010, respectively. Accounts payable for such services at December 31, 2012 and 2011 were not material.

Pursuant to an intercompany servicing agreement, the Company provides policy administrative services to affiliated entities. Amounts received for such services totaled $4.2 million, $8.0 million and $6.9 million for the years ended December 31, 2012, 2011 and 2010, respectively. Accounts receivable for such services at December 31, 2012 and 2011 were not material.

NOTES OF AFFILIATES

On January 14, 2004, the Company purchased 19.9 percent of the non-voting preferred equity issued by Castle 2 Trust for $60.0 million. The Company's investment in Castle 2 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by an affiliate of the Company. The purchase of the non-voting equity interest of Castle 2 Trust was funded by a capital contribution received from an affiliate of $60.0 million on January 14, 2004. On January 14, 2004, the Company purchased $65.0 million of fixed-rate asset backed notes issued by Castle 2 Trust. The notes mature on November 15, 2026 and are included in bonds on the consolidated balance sheets. An affiliate of the Company owns the majority of the notes payable of Castle 2 Trust. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 23, 2003, the Company purchased 25.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $67.0 million. The Company's investment in Castle 1 Trust preferred equity is reported within other invested assets on the consolidated balance sheets. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by an affiliate of the Company. On September 23, 2003, the Company purchased $170.8 million of fixed-rate asset backed notes and subordinated deferred interest notes issued by Castle 1 Trust. The notes mature on May 15, 2027 and are included in bonds on the consolidated balance sheets. An affiliate

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

of the Company owns the majority of the notes payable of Castle 1 Trust. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft.

On September 15, 2006, the Company invested $41.0 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."; formerly American General Corporation). The note matured on September 15, 2011, and the Company was repaid. The Company recognized interest income on the note of $1.6 million and $2.3 million during 2011 and 2010, respectively.

On March 21, 2012, the Company purchased a note of $71.3 million from Light Funding LLC. The note matures on March 21, 2015. The Company recognized interest income on the note of $2.3 million during December 31, 2012.

AMERICAN HOME GUARANTEES

American Home Assurance Company ("American Home"), a subsidiary of AIG, has terminated the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to prospectively issued contracts issued by the Company. The Guarantee terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantee does not apply to any contract or certificate issued after the Point of Termination. The Guarantee will continue to cover contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts and certificates are satisfied in full.

CAPITAL MAINTENANCE AGREEMENT

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG would maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to board and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

OTHER

Certain affiliates of the Company serve as the investment sub-advisor for certain of the mutual funds offered through the Company's separate accounts. Sub-advisory fees paid by the Company to the affiliates for the years ended December 31, 2012, 2011 and 2010 totaled $11.9 million, $10.1 million, and $9.3 million, respectively.

15. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company maintains a retirement plan for the benefit of its sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract issued by the Company. The liabilities and expenses associated with this plan were not material to the Company's consolidated financial position or results of operations for the three years ended December 31, 2012.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

16. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

The Company paid a $235.6 million dividend to its Parent on March 28, 2013.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                                 ANNUAL REPORT
                               DECEMBER 31, 2012

                                   CONTENTS

         Report of Independent Registered Public Accounting Firm.. 1 Statements of Assets and Liabilities and of Operations... 2
         Schedules of Portfolio Investments....................... 12
         Statements of Changes in Net Assets...................... 14
         Notes to Financial Statements............................ 36

[LOGO OF PRICEWATERHOUSECOOPERS]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
The Variable Annuity Life Insurance Company and Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of The Variable Annuity Life Insurance Company Separate Account A at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Variable Annuity Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2012 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                           STATEMENTS OF OPERATIONS

                                                               VALIC COMPANY I      VALIC COMPANY I    VALIC COMPANY I
                                                             CAPITAL CONSERVATION CAPITAL CONSERVATION MONEY MARKET I
                                                                     FUND                 FUND              FUND
                                                             -------------------- -------------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                           DIVISION 1           DIVISION 7        DIVISION 2
------------------------------------                         -------------------- -------------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value          $  2,434,613       $   199,059,147     $    604,614
   Balance Due From (To) VALIC General Account, Net                      (374)              122,582             (164)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                                  484              (142,604)              29
                                                                 ------------       ---------------     ------------
Net Assets & Liabilities                                         $  2,434,723       $   199,039,125     $    604,479
                                                                 ============       ===============     ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                      $  2,124,649       $   198,899,787     $    604,479
   Reserves For Annuity Contracts On Benefit                          310,074               139,338               --
                                                                 ------------       ---------------     ------------
Total Contract Owner Reserves                                       2,434,723           199,039,125          604,479
   Capital Surplus                                                         --                    --               --
                                                                 ------------       ---------------     ------------
Total Contract Owner Reserves and Capital Surplus                $  2,434,723       $   199,039,125     $    604,479
                                                                 ============       ===============     ============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                                $  2,124,649       $   198,899,787     $    604,479
   Contracts in Payout (Annuitization) Period                         310,074               139,338               --
   Funds Retained in Separate Account A by VALIC                           --                    --               --
                                                                 ------------       ---------------     ------------
TOTAL NET ASSETS                                                 $  2,434,723       $   199,039,125     $    604,479
                                                                 ============       ===============     ============
TOTAL UNITS OUTSTANDING                                           327,223.476        53,998,935.905      206,525.829
                                                                 ============       ===============     ============
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                   $     54,652       $     4,438,312     $         67
EXPENSES:
   Mortality And Expense Risk Charge                                   26,094             1,713,114            6,704
   Reimbursements Of Expenses                                              --                    --               --
                                                                 ------------       ---------------     ------------
Net Investment Income (Loss)                                     $     28,558       $     2,725,198     $     (6,637)
                                                                 ------------       ---------------     ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares                $     24,637       $     2,141,618     $         --
   Capital Gains Distributions From Mutual Funds                           --                    --               --
                                                                 ------------       ---------------     ------------
Realized Gains (Losses) On Investments                                 24,637             2,141,618               --
                                                                 ------------       ---------------     ------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                               75,806             3,817,921               --
                                                                 ------------       ---------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                $    129,001       $     8,684,737     $     (6,637)
                                                                 ============       ===============     ============

                                                              VALIC COMPANY I   VALIC COMPANY I  VALIC COMPANY I
                                                              MONEY MARKET I     MID CAP INDEX   ASSET ALLOCATION
                                                                   FUND              FUND              FUND
                                                             ----------------  ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                         DIVISION 6        DIVISION 4        DIVISION 5
------------------------------------                         ----------------  ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $    369,843,165  $  2,516,043,264  $   154,656,396
   Balance Due From (To) VALIC General Account, Net                  (489,893)         (934,237)        (118,622)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              441,115           555,504           97,617
                                                             ----------------  ----------------  ---------------
Net Assets & Liabilities                                     $    369,794,387  $  2,515,664,531  $   154,635,391
                                                             ================  ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $    369,779,996  $  2,514,464,948  $   154,520,162
   Reserves For Annuity Contracts On Benefit                           14,391         1,199,583          115,229
                                                             ----------------  ----------------  ---------------
Total Contract Owner Reserves                                     369,794,387     2,515,664,531      154,635,391
   Capital Surplus                                                         --                --               --
                                                             ----------------  ----------------  ---------------
Total Contract Owner Reserves and Capital Surplus            $    369,794,387  $  2,515,664,531  $   154,635,391
                                                             ================  ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $    369,779,996  $  2,514,464,948  $   154,520,162
   Contracts in Payout (Annuitization) Period                          14,391         1,199,583          115,229
   Funds Retained in Separate Account A by VALIC                           --                --               --
                                                             ----------------  ----------------  ---------------
TOTAL NET ASSETS                                             $    369,794,387  $  2,515,664,531  $   154,635,391
                                                             ================  ================  ===============
TOTAL UNITS OUTSTANDING                                       180,857,580.013   206,475,423.085   24,966,626.231
                                                             ================  ================  ===============
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $         37,704  $     24,851,105  $     3,226,216
EXPENSES:
   Mortality And Expense Risk Charge                                3,575,284        23,634,229        1,460,865
   Reimbursements Of Expenses                                              --                --               --
                                                             ----------------  ----------------  ---------------
Net Investment Income (Loss)                                 $     (3,537,580) $      1,216,876  $     1,765,351
                                                             ----------------  ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $             --  $     44,692,152  $     3,746,344
   Capital Gains Distributions From Mutual Funds                           --        86,965,073          649,866
                                                             ----------------  ----------------  ---------------
Realized Gains (Losses) On Investments                                     --       131,657,225        4,396,210
                                                             ----------------  ----------------  ---------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                                   --       236,102,475       10,516,739
                                                             ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $     (3,537,580) $    368,976,576  $    16,678,300
                                                             ================  ================  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                                VALIC COMPANY I    VALIC COMPANY I VALIC COMPANY I
                                                             GOVERNMENT SECURITIES   STOCK INDEX     STOCK INDEX
                                                                     FUND               FUND            FUND
                                                             --------------------- --------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                           DIVISION 8        DIVISION 10A    DIVISION 10B
------------------------------------                         --------------------- --------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value         $   115,431,691    $  107,815,055   $  9,998,522
   Balance Due From (To) VALIC General Account, Net                     131,937           (32,760)         3,719
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                               (131,653)           37,806         (1,920)
                                                                ---------------    --------------   ------------
Net Assets & Liabilities                                        $   115,431,975    $  107,820,101   $ 10,000,321
                                                                ===============    ==============   ============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                     $   115,283,222    $  106,214,528   $  9,892,146
   Reserves For Annuity Contracts On Benefit                            148,753         1,605,573        108,175
                                                                ---------------    --------------   ------------
Total Contract Owner Reserves                                       115,431,975       107,820,101     10,000,321
   Capital Surplus                                                           --                --             --
                                                                ---------------    --------------   ------------
Total Contract Owner Reserves and Capital Surplus               $   115,431,975    $  107,820,101   $ 10,000,321
                                                                ===============    ==============   ============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                               $   115,283,222    $  106,214,528   $  9,892,146
   Contracts in Payout (Annuitization) Period                           148,753         1,605,573        108,175
   Funds Retained in Separate Account A by VALIC                             --                --             --
                                                                ---------------    --------------   ------------
TOTAL NET ASSETS                                                $   115,431,975    $  107,820,101   $ 10,000,321
                                                                ===============    ==============   ============
TOTAL UNITS OUTSTANDING                                          31,982,935.800     3,799,671.000    203,699.000
                                                                ===============    ==============   ============
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                                  $     2,836,152    $    1,868,757   $    172,138
EXPENSES:
   Mortality And Expense Risk Charge                                  1,118,101         1,116,810         61,271
   Reimbursements Of Expenses                                                --                --             --
                                                                ---------------    --------------   ------------
   Net Investment Income (Loss)                                 $     1,718,051    $      751,947   $    110,867
                                                                ---------------    --------------   ------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares               $     1,140,413    $      150,116   $     35,829
   Capital Gains Distributions From Mutual Funds                        598,323         1,659,454        152,858
                                                                ---------------    --------------   ------------
Realized Gains (Losses) On Investments                                1,738,736         1,809,570        188,687
                                                                ---------------    --------------   ------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                               (398,249)       12,339,223      1,094,707
                                                                ---------------    --------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS               $     3,058,538    $   14,900,740   $  1,394,261
                                                                ===============    ==============   ============

                                                              VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I
                                                                STOCK INDEX      STOCK INDEX   INTERNATIONAL EQUITIES
                                                                   FUND             FUND                FUND
                                                             ----------------  --------------- ----------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                        DIVISION 10C     DIVISION 10D        DIVISION 11
------------------------------------                         ----------------  --------------- ----------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $  3,161,872,199  $   13,708,656     $    870,807,304
   Balance Due From (To) VALIC General Account, Net                  (654,495)         (5,349)            (336,986)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                              387,049             971              171,588
                                                             ----------------  --------------     ----------------
Net Assets & Liabilities                                     $  3,161,604,753  $   13,704,278     $    870,641,906
                                                             ================  ==============     ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $  3,158,792,926  $   13,642,263     $    870,499,426
   Reserves For Annuity Contracts On Benefit                        2,811,827          62,015              142,480
                                                             ----------------  --------------     ----------------
Total Contract Owner Reserves                                   3,161,604,753      13,704,278          870,641,906
   Capital Surplus                                                         --              --                   --
                                                             ----------------  --------------     ----------------
Total Contract Owner Reserves and Capital Surplus            $  3,161,604,753  $   13,704,278     $    870,641,906
                                                             ================  ==============     ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $  3,158,792,926  $   13,642,263     $    870,499,426
   Contracts in Payout (Annuitization) Period                       2,811,827          62,015              142,480
   Funds Retained in Separate Account A by VALIC                           --              --                   --
                                                             ----------------  --------------     ----------------
TOTAL NET ASSETS                                             $  3,161,604,753  $   13,704,278     $    870,641,906
                                                             ================  ==============     ================
TOTAL UNITS OUTSTANDING                                       570,425,369.971   1,297,365.432      520,837,600.049
                                                             ================  ==============     ================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $     54,336,902  $      235,798     $     22,578,275
EXPENSES:
   Mortality And Expense Risk Charge                               30,138,827         136,885            7,555,722
   Reimbursements Of Expenses                                              --              --                   --
                                                             ----------------  --------------     ----------------
   Net Investment Income (Loss)                              $     24,198,075  $       98,913     $     15,022,553
                                                             ----------------  --------------     ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $      4,835,273  $      (43,748)    $     15,730,039
   Capital Gains Distributions From Mutual Funds                   48,251,108         209,389                   --
                                                             ----------------  --------------     ----------------
Realized Gains (Losses) On Investments                             53,086,381         165,641           15,730,039
                                                             ----------------  --------------     ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          342,596,122       1,522,449           98,808,340
                                                             ----------------  --------------     ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    419,880,578  $    1,787,003     $    129,560,932
                                                             ================  ==============     ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                             VALIC COMPANY I     VALIC COMPANY I     VALIC COMPANY I
                                                              GLOBAL SOCIAL   INT'L GOVERNMENT BOND  SMALL CAP INDEX
                                                             AWARENESS FUND           FUND                FUND
                                                             ---------------  --------------------- ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                        DIVISION 12         DIVISION 13         DIVISION 14
------------------------------------                         ---------------  --------------------- ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $   267,611,126     $   182,765,513    $    846,980,486
   Balance Due From (To) VALIC General Account, Net               (3,047,714)            (29,832)           (267,296)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                           3,012,259              (8,971)            114,871
                                                             ---------------     ---------------    ----------------
Net Assets & Liabilities                                     $   267,575,671     $   182,726,710    $    846,828,061
                                                             ===============     ===============    ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $   267,443,391     $   182,663,075    $    846,416,645
   Reserves For Annuity Contracts On Benefit                         132,280              63,635             411,416
                                                             ---------------     ---------------    ----------------
Total Contract Owner Reserves                                    267,575,671         182,726,710         846,828,061
   Capital Surplus                                                        --                  --                  --
                                                             ---------------     ---------------    ----------------
Total Contract Owner Reserves and Capital Surplus            $   267,575,671     $   182,726,710    $    846,828,061
                                                             ===============     ===============    ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $   267,443,391     $   182,663,075    $    846,416,645
   Contracts in Payout (Annuitization) Period                        132,280              63,635             411,416
   Funds Retained in Separate Account A by VALIC                          --                  --                  --
                                                             ---------------     ---------------    ----------------
TOTAL NET ASSETS                                             $   267,575,671     $   182,726,710    $    846,828,061
                                                             ===============     ===============    ================
TOTAL UNITS OUTSTANDING                                       65,030,191.978      56,985,305.183     205,975,723.326
                                                             ===============     ===============    ================
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
2012
--------------------------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $     4,758,742     $     6,105,656    $     10,689,095
EXPENSES:
   Mortality And Expense Risk Charge                               2,460,594           1,855,300           7,964,255
   Reimbursements Of Expenses                                             --                  --                  --
                                                             ---------------     ---------------    ----------------
   Net Investment Income (Loss)                              $     2,298,148     $     4,250,356    $      2,724,840
                                                             ---------------     ---------------    ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $    11,673,566     $     8,094,180    $     33,638,388
   Capital Gains Distributions From Mutual Funds                          --           4,626,195                  --
                                                             ---------------     ---------------    ----------------
Realized Gains (Losses) On Investments                            11,673,566          12,720,375          33,638,388
                                                             ---------------     ---------------    ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          25,472,067          (3,030,631)         81,311,469
                                                             ---------------     ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    39,443,781     $    13,940,100    $    117,674,697
                                                             ===============     ===============    ================

                                                             VALIC COMPANY I  VALIC COMPANY I    VALIC COMPANY I
                                                               CORE EQUITY    GROWTH & INCOME  SCIENCE & TECHNOLOGY
                                                                  FUND             FUND                FUND
                                                             ---------------  ---------------  --------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                                        DIVISION 15      DIVISION 16        DIVISION 17
------------------------------------                         ---------------  ---------------  --------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at Fair Value      $   219,901,424  $    80,396,882    $    690,422,676
   Balance Due From (To) VALIC General Account, Net                  (15,565)         (52,035)           (213,856)
   Receivable (Payable) For Mutual Fund Sales (Purchases),
     Net                                                             (14,726)          35,104             128,260
                                                             ---------------  ---------------    ----------------
Net Assets & Liabilities                                     $   219,871,133  $    80,379,951    $    690,337,080
                                                             ===============  ===============    ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts (Net of
     Applicable Contract Loans - Partial Withdrawals with
     Right of Reinvestment)                                  $   219,692,401  $    80,347,728    $    689,929,589
   Reserves For Annuity Contracts On Benefit                         178,732           32,223             407,491
                                                             ---------------  ---------------    ----------------
Total Contract Owner Reserves                                    219,871,133       80,379,951         690,337,080
   Capital Surplus                                                        --               --                  --
                                                             ---------------  ---------------    ----------------
Total Contract Owner Reserves and Capital Surplus            $   219,871,133  $    80,379,951    $    690,337,080
                                                             ===============  ===============    ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                            $   219,692,401  $    80,347,728    $    689,929,589
   Contracts in Payout (Annuitization) Period                        178,732           32,223             407,491
   Funds Retained in Separate Account A by VALIC                          --               --                  --
                                                             ---------------  ---------------    ----------------
TOTAL NET ASSETS                                             $   219,871,133  $    80,379,951    $    690,337,080
                                                             ===============  ===============    ================
TOTAL UNITS OUTSTANDING                                       95,915,386.773   34,017,820.473     241,646,918.027
                                                             ===============  ===============    ================
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31,
2012
--------------------------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                               $     3,330,087  $       741,009    $             --
EXPENSES:
   Mortality And Expense Risk Charge                               2,163,611          790,310           6,873,146
   Reimbursements Of Expenses                                             --               --                  --
                                                             ---------------  ---------------    ----------------
   Net Investment Income (Loss)                              $     1,166,476  $       (49,301)   $     (6,873,146)
                                                             ---------------  ---------------    ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund Shares            $     8,587,570  $     3,090,656    $     43,597,168
   Capital Gains Distributions From Mutual Funds                          --               --                  --
                                                             ---------------  ---------------    ----------------
Realized Gains (Losses) On Investments                             8,587,570        3,090,656          43,597,168
                                                             ---------------  ---------------    ----------------
Change in Unrealized Appreciation (Depreciation) During The
  Period                                                          17,571,114        6,204,511          38,716,511
                                                             ---------------  ---------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $    27,325,160  $     9,245,866    $     75,440,533
                                                             ===============  ===============    ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                         VALIC COMPANY I    VALIC COMPANY I     VALIC COMPANY I       VANGUARD
                                            SMALL CAP     INTERNATIONAL GROWTH  DIVIDEND VALUE   LT INVESTMENT GRADE
                                              FUND                FUND               FUND               FUND
                                         ---------------  -------------------- ----------------  -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                    DIVISION 18        DIVISION 20         DIVISION 21        DIVISION 22
------------------------------------     ---------------  -------------------- ----------------  -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                $   312,113,932    $    573,474,476   $    414,675,382   $    325,034,646
   Balance Due From (To) VALIC General
     Account, Net                               (276,408)            (71,814)            85,253            192,588
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                      252,283              (5,688)          (196,062)          (279,677)
                                         ---------------    ----------------   ----------------   ----------------
Net Assets & Liabilities                 $   312,089,807    $    573,396,974   $    414,564,573   $    324,947,557
                                         ===============    ================   ================   ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
     with Right of Reinvestment)         $   311,857,933    $    573,019,371   $    414,435,023   $    324,900,212
   Reserves For Annuity Contracts On
     Benefit                                     231,874             377,603            129,550             47,345
                                         ---------------    ----------------   ----------------   ----------------
Total Contract Owner Reserves                312,089,807         573,396,974        414,564,573        324,947,557
   Capital Surplus                                    --                  --                 --                 --
                                         ---------------    ----------------   ----------------   ----------------
Total Contract Owner Reserves and
  Capital Surplus                        $   312,089,807    $    573,396,974   $    414,564,573   $    324,947,557
                                         ===============    ================   ================   ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding        $   311,857,933    $    573,019,371   $    414,435,023   $    324,900,212
   Contracts in Payout (Annuitization)
     Period                                      231,874             377,603            129,550             47,345
   Funds Retained in Separate Account A
     by VALIC                                         --                  --                 --                 --
                                         ---------------    ----------------   ----------------   ----------------
TOTAL NET ASSETS                         $   312,089,807    $    573,396,974   $    414,564,573   $    324,947,557
                                         ===============    ================   ================   ================
TOTAL UNITS OUTSTANDING                   96,922,973.933     235,241,944.501    215,635,473.782    107,228,829.764
                                         ===============    ================   ================   ================
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds           $       224,057    $      8,492,589   $      5,867,162   $     13,348,933
EXPENSES:
   Mortality And Expense Risk Charge           3,018,038           4,906,049          3,009,486          3,472,488
   Reimbursements Of Expenses                         --                  --                 --           (716,586)
                                         ---------------    ----------------   ----------------   ----------------
Net Investment Income (Loss)             $    (2,793,981)   $      3,586,540   $      2,857,676   $     10,593,031
                                         ---------------    ----------------   ----------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                         $    19,341,825    $     17,382,719   $      4,322,721   $      6,981,406
   Capital Gains Distributions From
     Mutual Funds                                     --                  --                 --          3,325,018
                                         ---------------    ----------------   ----------------   ----------------
Realized Gains (Losses) On Investments        19,341,825          17,382,719          4,322,721         10,306,424
                                         ---------------    ----------------   ----------------   ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period            26,335,456          71,197,699         23,691,743          7,217,802
                                         ---------------    ----------------   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    42,883,300    $     92,166,958   $     30,872,140   $     28,117,257
                                         ===============    ================   ================   ================

                                              VANGUARD          VANGUARD          VANGUARD
                                         LONG-TERM TREASURY    WINDSOR II        WELLINGTON
                                                FUND              FUND              FUND
                                         ------------------ ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                     DIVISION 23        DIVISION 24       DIVISION 25
------------------------------------     ------------------ ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                 $    328,151,775  $  1,431,623,221  $  1,537,270,527
   Balance Due From (To) VALIC General
     Account, Net                                  (94,774)         (582,755)         (670,485)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                         57,878           407,149           519,277
                                          ----------------  ----------------  ----------------
Net Assets & Liabilities                  $    328,114,879  $  1,431,447,615  $  1,537,119,319
                                          ================  ================  ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
   Contract Loans - Partial Withdrawals
     with Right of Reinvestment)          $    328,044,912  $  1,430,958,469  $  1,534,490,924
   Reserves For Annuity Contracts On
     Benefit                                        69,967           489,146         2,628,395
                                          ----------------  ----------------  ----------------
Total Contract Owner Reserves                  328,114,879     1,431,447,615     1,537,119,319
   Capital Surplus                                      --                --                --
                                          ----------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus                         $    328,114,879  $  1,431,447,615  $  1,537,119,319
                                          ================  ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding         $    328,044,912  $  1,430,958,469  $  1,534,490,924
   Contracts in Payout (Annuitization)
     Period                                         69,967           489,146         2,628,395
   Funds Retained in Separate Account A
     by VALIC                                           --                --                --
                                          ----------------  ----------------  ----------------
TOTAL NET ASSETS                          $    328,114,879  $  1,431,447,615  $  1,537,119,319
                                          ================  ================  ================
TOTAL UNITS OUTSTANDING                    104,315,962.897   550,353,901.100   511,572,860.222
                                          ================  ================  ================
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds            $      9,308,284  $     33,676,355  $     43,509,539
EXPENSES:
   Mortality And Expense Risk Charge             4,074,129        17,384,990        18,262,534
   Reimbursements Of Expenses                     (847,771)               --                --
                                          ----------------  ----------------  ----------------
Net Investment Income (Loss)              $      6,081,926  $     16,291,365  $     25,247,005
                                          ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                          $      3,947,556  $     10,279,886  $     18,564,327
   Capital Gains Distributions From
     Mutual Funds                                8,741,044                --        19,631,819
                                          ----------------  ----------------  ----------------
Realized Gains (Losses) On Investments          12,688,600        10,279,886        38,196,146
                                          ----------------  ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period             (10,693,770)      178,537,096        98,235,509
                                          ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                              $      8,076,756  $    205,108,347  $    161,678,660
                                          ================  ================  ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                          VALIC COMPANY II   VALIC COMPANY II VALIC COMPANY II  VALIC COMPANY II
                                         INTERNATIONAL SMALL SMALL CAP GROWTH SMALL CAP VALUE    MID CAP GROWTH
                                           CAP EQUITY FUND         FUND             FUND              FUND
                                         ------------------- ---------------- ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                      DIVISION 33       DIVISION 35      DIVISION 36       DIVISION 37
------------------------------------     ------------------- ---------------- ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                 $    501,276,186   $    74,480,164  $    420,708,408  $   117,940,471
   Balance Due From (To) VALIC General
     Account, Net                                 (189,998)           47,093          (103,474)        (247,487)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                        129,205           (57,144)           53,436          224,295
                                          ----------------   ---------------  ----------------  ---------------
Net Assets & Liabilities                  $    501,215,393   $    74,470,113  $    420,658,370  $   117,917,279
                                          ================   ===============  ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                        $    501,157,976   $    74,462,429  $    420,603,736  $   117,911,942
   Reserves For Annuity Contracts On
     Benefit                                        57,417             7,684            54,634            5,337
                                          ----------------   ---------------  ----------------  ---------------
Total Contract Owner Reserves                  501,215,393        74,470,113       420,658,370      117,917,279
   Capital Surplus                                      --                --                --               --
                                          ----------------   ---------------  ----------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus                         $    501,215,393   $    74,470,113  $    420,658,370  $   117,917,279
                                          ================   ===============  ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding         $    501,157,976   $    74,462,429  $    420,603,736  $   117,911,942
   Contracts in Payout (Annuitization)
     Period                                         57,417             7,684            54,634            5,337
   Funds Retained in Separate Account A
     by VALIC                                           --                --                --               --
                                          ----------------   ---------------  ----------------  ---------------
TOTAL NET ASSETS                          $    501,215,393   $    74,470,113  $    420,658,370  $   117,917,279
                                          ================   ===============  ================  ===============
TOTAL UNITS OUTSTANDING                    275,156,366.591    40,783,386.499   165,402,651.043   83,074,587.732
                                          ================   ===============  ================  ===============
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds            $     10,336,970   $            --  $      2,144,156  $       130,138
EXPENSES:
   Mortality And Expense Risk Charge             4,947,038           720,024         3,872,314        1,295,389
   Reimbursements Of Expenses                   (1,270,452)         (186,674)       (1,008,752)        (332,839)
                                          ----------------   ---------------  ----------------  ---------------
   Net Investment Income (Loss)           $      6,660,384   $      (533,350) $       (719,406) $      (832,412)
                                          ----------------   ---------------  ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                          $     24,661,789   $     6,949,788  $     12,679,154  $    20,890,774
   Capital Gains Distributions From
     Mutual Funds                                       --         6,412,751         7,298,743        1,437,252
                                          ----------------   ---------------  ----------------  ---------------
Realized Gains (Losses) On Investments          24,661,789        13,362,539        19,977,897       22,328,026
                                          ----------------   ---------------  ----------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period              69,861,221        (4,716,493)       35,005,320       (6,380,567)
                                          ----------------   ---------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                              $    101,183,394   $     8,112,696  $     54,263,811  $    15,115,047
                                          ================   ===============  ================  ===============

                                         VALIC COMPANY II  VALIC COMPANY II  VALIC COMPANY II
                                          MID CAP VALUE         CAPITAL      LARGE CAP VALUE
                                               FUND        APPRECIATION FUND       FUND
                                         ----------------  ----------------- ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                    DIVISION 38        DIVISION 39      DIVISION 40
------------------------------------     ----------------  ----------------- ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                $    700,552,837   $    33,875,165  $   151,587,440
   Balance Due From (To) VALIC General
     Account, Net                                (446,565)          (51,713)         (38,990)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                       343,308            44,883           (4,444)
                                         ----------------   ---------------  ---------------
Net Assets & Liabilities                 $    700,449,580   $    33,868,335  $   151,544,006
                                         ================   ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                       $    700,318,447   $    33,868,335  $   151,530,676
   Reserves For Annuity Contracts On
     Benefit                                      131,133                --           13,330
                                         ----------------   ---------------  ---------------
Total Contract Owner Reserves                 700,449,580        33,868,335      151,544,006
   Capital Surplus                                     --                --               --
                                         ----------------   ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus                        $    700,449,580   $    33,868,335  $   151,544,006
                                         ================   ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding        $    700,318,447   $    33,868,335  $   151,530,676
   Contracts in Payout (Annuitization)
     Period                                       131,133                --           13,330
   Funds Retained in Separate Account A
     by VALIC                                          --                --               --
                                         ----------------   ---------------  ---------------
TOTAL NET ASSETS                         $    700,449,580   $    33,868,335  $   151,544,006
                                         ================   ===============  ===============
TOTAL UNITS OUTSTANDING                   190,393,144.649    30,003,686.019   80,659,459.109
                                         ================   ===============  ===============
STATEMENTS OF OPERATIONS FOR THE YEAR
ENDED DECEMBER 31, 2012
-------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds           $      2,814,965   $       153,286  $     2,011,541
EXPENSES:
   Mortality And Expense Risk Charge            6,129,612           310,691        1,459,219
   Reimbursements Of Expenses                  (1,618,679)          (81,214)        (377,906)
                                         ----------------   ---------------  ---------------
   Net Investment Income (Loss)          $     (1,695,968)  $       (76,191) $       930,228
                                         ----------------   ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                         $     15,438,367   $     1,893,975  $     8,326,232
   Capital Gains Distributions From
     Mutual Funds                                      --                --               --
                                         ----------------   ---------------  ---------------
Realized Gains (Losses) On Investments         15,438,367         1,893,975        8,326,232
                                         ----------------   ---------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period            107,560,828         3,008,753       14,041,628
                                         ----------------   ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $    121,303,227   $     4,826,537  $    23,298,088
                                         ================   ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)



                                           VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY I    VALIC COMPANY II
                                         SOCIALLY RESPONSIBLE MONEY MARKET II   NASDAQ-100 (R) INDEX AGGRESSIVE GROWTH
                                                 FUND               FUND                FUND          LIFESTYLE FUND
                                         -------------------- ----------------  -------------------- -----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                      DIVISION 41        DIVISION 44         DIVISION 46         DIVISION 48
------------------------------------     -------------------- ----------------  -------------------- -----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                  $    536,840,390   $    172,598,913    $    155,011,175   $    337,063,124
   Balance Due From (To) VALIC General
     Account, Net                                  (195,644)           (60,526)            252,687           (208,458)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                          97,306             43,106            (272,404)           120,782
                                           ----------------   ----------------    ----------------   ----------------
Net Assets & Liabilities                   $    536,742,052   $    172,581,493    $    154,991,458   $    336,975,448
                                           ================   ================    ================   ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                         $    536,697,000   $    172,543,080    $    154,983,665   $    336,929,047
   Reserves For Annuity Contracts On
     Benefit                                         45,052             38,413               7,793             46,401
                                           ----------------   ----------------    ----------------   ----------------
Total Contract Owner Reserves                   536,742,052        172,581,493         154,991,458        336,975,448
   Capital Surplus                                       --                 --                  --                 --
                                           ----------------   ----------------    ----------------   ----------------
Total Contract Owner Reserves and
  Capital Surplus                          $    536,742,052   $    172,581,493    $    154,991,458   $    336,975,448
                                           ================   ================    ================   ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding          $    536,697,000   $    172,543,080    $    154,983,665   $    336,929,047
   Contracts in Payout (Annuitization)
     Period                                          45,052             38,413               7,793             46,401
   Funds Retained in Separate Account A
     by VALIC                                            --                 --                  --                 --
                                           ----------------   ----------------    ----------------   ----------------
TOTAL NET ASSETS                           $    536,742,052   $    172,581,493    $    154,991,458   $    336,975,448
                                           ================   ================    ================   ================
TOTAL UNITS OUTSTANDING                     332,809,838.843    137,930,265.141     212,283,136.875    151,965,167.854
                                           ================   ================    ================   ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds             $      8,721,342   $         18,450    $        726,238   $      4,414,747
EXPENSES:
   Mortality And Expense Risk Charge              5,869,848          1,774,142           1,409,348          2,805,891
   Reimbursements Of Expenses                    (1,501,892)          (456,032)                 --           (725,161)
                                           ----------------   ----------------    ----------------   ----------------
Net Investment Income (Loss)............   $      4,353,386   $     (1,299,660)   $       (683,110)  $      2,334,017
                                           ----------------   ----------------    ----------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                           $     87,647,546   $             --    $      6,390,506   $      1,523,238
   Capital Gains Distributions From
     Mutual Funds                                        --                 --           3,712,582                 --
                                           ----------------   ----------------    ----------------   ----------------
Realized Gains (Losses) On Investments           87,647,546                 --          10,103,088          1,523,238
                                           ----------------   ----------------    ----------------   ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period               (5,248,946)                --          10,186,939         31,859,862
                                           ----------------   ----------------    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                               $     86,751,986   $     (1,299,660)   $     19,606,917   $     35,717,117
                                           ================   ================    ================   ================

                                                           VALIC COMPANY II
                                         VALIC COMPANY II    CONSERVATIVE       VANGUARD
                                         MODERATE GROWTH   GROWTH LIFESTYLE   LIFESTRATEGY
                                          LIFESTYLE FUND         FUND         GROWTH FUND
                                         ----------------  ---------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                    DIVISION 49       DIVISION 50      DIVISION 52
------------------------------------     ----------------  ---------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                $    498,626,523  $   216,654,050  $   166,692,439
   Balance Due From (To) VALIC General
     Account, Net                                 272,970          580,236           (4,890)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                      (378,212)        (607,691)         (19,692)
                                         ----------------  ---------------  ---------------
Net Assets & Liabilities                 $    498,521,281  $   216,626,595  $   166,667,857
                                         ================  ===============  ===============
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                       $    498,515,623  $   216,471,601  $   166,650,149
   Reserves For Annuity Contracts On
     Benefit                                        5,658          154,994           17,708
                                         ----------------  ---------------  ---------------
Total Contract Owner Reserves                 498,521,281      216,626,595      166,667,857
   Capital Surplus                                     --               --               --
                                         ----------------  ---------------  ---------------
Total Contract Owner Reserves and
  Capital Surplus                        $    498,521,281  $   216,626,595  $   166,667,857
                                         ================  ===============  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding        $    498,515,623  $   216,471,601  $   166,650,149
   Contracts in Payout (Annuitization)
     Period                                         5,658          154,994           17,708
   Funds Retained in Separate Account A
     by VALIC                                          --               --               --
                                         ----------------  ---------------  ---------------
TOTAL NET ASSETS                         $    498,521,281  $   216,626,595  $   166,667,857
                                         ================  ===============  ===============
TOTAL UNITS OUTSTANDING                   210,640,539.333   92,003,822.422   97,744,438.408
                                         ================  ===============  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds           $      7,623,171  $     4,133,378  $     3,790,306
EXPENSES:
   Mortality And Expense Risk Charge            4,052,248        1,740,706        1,943,283
   Reimbursements Of Expenses                  (1,042,534)        (448,913)              --
                                         ----------------  ---------------  ---------------
Net Investment Income (Loss)............ $      4,613,457  $     2,841,585  $     1,847,023
                                         ----------------  ---------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                         $      1,865,931  $     5,717,707  $       971,113
   Capital Gains Distributions From
     Mutual Funds                               7,714,485        3,980,734        1,849,793
                                         ----------------  ---------------  ---------------
Realized Gains (Losses) On Investments          9,580,416        9,698,441        2,820,906
                                         ----------------  ---------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period             32,790,898        5,185,928       14,556,542
                                         ----------------  ---------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                             $     46,984,771  $    17,725,954  $    19,224,471
                                         ================  ===============  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                               VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II  VALIC COMPANY II
                                                  MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND       STRATEGIC BOND
                                                       FUND                  FUND                FUND              FUND
                                               --------------------- --------------------- ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                             DIVISION 53           DIVISION 54        DIVISION 58       DIVISION 59
------------------------------------           --------------------- --------------------- ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                  $    187,559,772       $    74,262,728    $    459,954,499  $    604,042,706
   Balance Due From (To) VALIC General
     Account, Net                                        (194,450)              196,251             193,069             3,978
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                               166,291              (205,209)           (300,777)         (135,995)
                                                 ----------------       ---------------    ----------------  ----------------
Net Assets & Liabilities                         $    187,531,613       $    74,253,770    $    459,846,791  $    603,910,689
                                                 ================       ===============    ================  ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                               $    187,521,811       $    74,248,353    $    459,829,491  $    603,721,901
   Reserves For Annuity Contracts On Benefit..              9,802                 5,417              17,300           188,788
                                                 ----------------       ---------------    ----------------  ----------------
Total Contract Owner Reserves                         187,531,613            74,253,770         459,846,791       603,910,689
   Capital Surplus                                             --                    --                  --                --
                                                 ----------------       ---------------    ----------------  ----------------
Total Contract Owner Reserves and Capital
  Surplus                                        $    187,531,613       $    74,253,770    $    459,846,791  $    603,910,689
                                                 ================       ===============    ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                $    187,521,811       $    74,248,353    $    459,829,491  $    603,721,901
   Contracts in Payout (Annuitization) Period               9,802                 5,417              17,300           188,788
   Funds Retained in Separate Account A by
     VALIC                                                     --                    --                  --                --
                                                 ----------------       ---------------    ----------------  ----------------
TOTAL NET ASSETS                                 $    187,531,613       $    74,253,770    $    459,846,791  $    603,910,689
                                                 ================       ===============    ================  ================
TOTAL UNITS OUTSTANDING                           106,448,974.449        42,751,644.968     239,177,398.584   231,898,449.030
                                                 ================       ===============    ================  ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                   $      4,241,545       $     1,616,142    $     12,649,408  $     22,505,738
EXPENSES:
   Mortality And Expense Risk Charge                    2,202,294               839,872           4,057,608         5,205,435
   Reimbursements Of Expenses                                  --                    --          (1,056,967)       (1,346,149)
                                                 ----------------       ---------------    ----------------  ----------------
Net Investment Income (Loss)                     $      2,039,251       $       776,270    $      9,648,767  $     18,646,452
                                                 ----------------       ---------------    ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                      $        904,965       $     1,755,299    $      8,420,296  $      2,422,851
   Capital Gains Distributions From Mutual
     Funds                                              3,243,930             1,426,008           7,880,300         5,460,250
                                                 ----------------       ---------------    ----------------  ----------------
Realized Gains (Losses) On Investments                  4,148,895             3,181,307          16,300,596         7,883,101
                                                 ----------------       ---------------    ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                     11,247,298             1,178,232             597,855        31,720,446
                                                 ----------------       ---------------    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                     $     17,435,444       $     5,135,809    $     26,547,218  $     58,249,999
                                                 ================       ===============    ================  ================

                                               VALIC COMPANY II                         ARIEL
                                               HIGH YIELD BOND         ARIEL         APPRECIATION
                                                     FUND              FUND              FUND
                                               ----------------  ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                          DIVISION 60        DIVISION 68      DIVISION 69
------------------------------------           ----------------  ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                $    300,477,271  $    349,495,882  $    287,652,746
   Balance Due From (To) VALIC General
     Account, Net                                       178,628          (124,299)          (78,945)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                            (269,038)           78,008            40,844
                                               ----------------  ----------------  ----------------
Net Assets & Liabilities                       $    300,386,861  $    349,449,591  $    287,614,645
                                               ================  ================  ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                             $    300,374,145  $    349,269,707  $    287,233,579
   Reserves For Annuity Contracts On Benefit..           12,716           179,884           381,066
                                               ----------------  ----------------  ----------------
Total Contract Owner Reserves                       300,386,861       349,449,591       287,614,645
   Capital Surplus                                           --                --                --
                                               ----------------  ----------------  ----------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    300,386,861  $    349,449,591  $    287,614,645
                                               ================  ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding              $    300,374,145  $    349,269,707  $    287,233,579
   Contracts in Payout (Annuitization) Period            12,716           179,884           381,066
   Funds Retained in Separate Account A by
     VALIC                                                   --                --                --
                                               ----------------  ----------------  ----------------
TOTAL NET ASSETS                               $    300,386,861  $    349,449,591  $    287,614,645
                                               ================  ================  ================
TOTAL UNITS OUTSTANDING                         129,786,176.868   172,614,647.410   139,223,446.446
                                               ================  ================  ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                 $     15,304,173  $      3,283,235  $      2,300,527
EXPENSES:
   Mortality And Expense Risk Charge                  2,424,375         4,063,661         3,320,075
   Reimbursements Of Expenses                          (618,140)         (861,801)         (695,089)
                                               ----------------  ----------------  ----------------
Net Investment Income (Loss)                   $     13,497,938  $         81,375  $       (324,459)
                                               ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                    $      3,292,826  $     11,755,341  $     10,769,206
   Capital Gains Distributions From Mutual
     Funds                                                   --                --        28,625,317
                                               ----------------  ----------------  ----------------
Realized Gains (Losses) On Investments                3,292,826        11,755,341        39,394,523
                                               ----------------  ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                   12,946,413        48,149,551         6,845,599
                                               ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $     29,737,177  $     59,986,267  $     45,915,663
                                               ================  ================  ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                                 LOU HOLLAND    VALIC COMPANY I    VALIC COMPANY I  VALIC COMPANY I
                                                   GROWTH       BLUE CHIP GROWTH   HEALTH SCIENCES       VALUE
                                                    FUND              FUND              FUND             FUND
                                               ---------------  ----------------  ----------------  ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                          DIVISION 70      DIVISION 72        DIVISION 73      DIVISION 74
------------------------------------           ---------------  ----------------  ----------------  ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                $    62,560,197  $    407,618,092  $    315,453,104  $    91,372,970
   Balance Due From (To) VALIC General
     Account, Net                                      (13,667)          (97,991)           21,789          (52,754)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                              4,004            14,937           (59,351)          24,798
                                               ---------------  ----------------  ----------------  ---------------
Net Assets & Liabilities                       $    62,550,534  $    407,535,038  $    315,415,542  $    91,345,014
                                               ===============  ================  ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                             $    62,540,198  $    407,498,491  $    315,285,499  $    91,344,764
   Reserves For Annuity Contracts On Benefit..          10,336            36,547           130,043              250
                                               ---------------  ----------------  ----------------  ---------------
Total Contract Owner Reserves                       62,550,534       407,535,038       315,415,542       91,345,014
   Capital Surplus                                          --                --                --               --
                                               ---------------  ----------------  ----------------  ---------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    62,550,534  $    407,535,038  $    315,415,542  $    91,345,014
                                               ===============  ================  ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding              $    62,540,198  $    407,498,491  $    315,285,499  $    91,344,764
   Contracts in Payout (Annuitization) Period           10,336            36,547           130,043              250
   Funds Retained in Separate Account A by
     VALIC                                                  --                --                --               --
                                               ---------------  ----------------  ----------------  ---------------
TOTAL NET ASSETS                               $    62,550,534  $    407,535,038  $    315,415,542  $    91,345,014
                                               ===============  ================  ================  ===============
TOTAL UNITS OUTSTANDING                         51,965,766.414   359,500,248.890   149,862,766.486   64,658,363.727
                                               ===============  ================  ================  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                 $        38,349  $        207,903  $             --  $     2,208,641
EXPENSES:
   Mortality And Expense Risk Charge                   709,926         3,843,169         2,686,977          996,048
   Reimbursements Of Expenses                         (153,287)               --                --               --
                                               ---------------  ----------------  ----------------  ---------------
Net Investment Income (Loss)                   $      (518,290) $     (3,635,266) $     (2,686,977) $     1,212,593
                                               ---------------  ----------------  ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                    $     3,466,420  $     13,454,036  $      6,933,611  $    16,469,110
   Capital Gains Distributions From Mutual
     Funds                                           3,268,496                --        18,473,085               --
                                               ---------------  ----------------  ----------------  ---------------
Realized Gains (Losses) On Investments               6,734,916        13,454,036        25,406,696       16,469,110
                                               ---------------  ----------------  ----------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                    (176,115)       49,742,906        44,970,145       (1,313,941)
                                               ---------------  ----------------  ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $     6,040,511  $     59,561,676  $     67,689,864  $    16,367,762
                                               ===============  ================  ================  ===============

                                                  VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I
                                               BROAD CAP VALUE INCOME LARGE CAP CORE   INFLATION PROTECTED
                                                        FUND               FUND               FUND
                                               ---------------------- ---------------  -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                             DIVISION 75         DIVISION 76        DIVISION 77
------------------------------------           ---------------------- ---------------  -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                   $    31,471,851     $   136,165,483   $    413,372,964
   Balance Due From (To) VALIC General
     Account, Net                                          31,344             (15,905)           315,156
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                               (36,595)            (12,485)          (404,616)
                                                  ---------------     ---------------   ----------------
Net Assets & Liabilities                          $    31,466,600     $   136,137,093   $    413,283,504
                                                  ===============     ===============   ================
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                                $    31,466,600     $   136,119,113   $    413,176,691
   Reserves For Annuity Contracts On Benefit..                 --              17,980            106,813
                                                  ---------------     ---------------   ----------------
Total Contract Owner Reserves                          31,466,600         136,137,093        413,283,504
   Capital Surplus                                             --                  --                 --
                                                  ---------------     ---------------   ----------------
Total Contract Owner Reserves and Capital
  Surplus                                         $    31,466,600     $   136,137,093   $    413,283,504
                                                  ===============     ===============   ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                 $    31,466,600     $   136,119,113   $    413,176,691
   Contracts in Payout (Annuitization) Period                  --              17,980            106,813
   Funds Retained in Separate Account A by
     VALIC                                                     --                  --                 --
                                                  ---------------     ---------------   ----------------
TOTAL NET ASSETS                                  $    31,466,600     $   136,137,093   $    413,283,504
                                                  ===============     ===============   ================
TOTAL UNITS OUTSTANDING                            26,193,105.365      95,260,841.405    298,846,104.386
                                                  ===============     ===============   ================

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                    $       209,112     $     1,345,075   $     10,508,904
EXPENSES:
   Mortality And Expense Risk Charge                      298,481           1,256,758          3,729,126
   Reimbursements Of Expenses                                  --                  --                 --
                                                  ---------------     ---------------   ----------------
Net Investment Income (Loss)                      $       (89,369)    $        88,317   $      6,779,778
                                                  ---------------     ---------------   ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                       $     1,768,400     $     6,576,286   $      6,220,144
   Capital Gains Distributions From Mutual
     Funds                                                     --          16,031,512                 --
                                                  ---------------     ---------------   ----------------
Realized Gains (Losses) On Investments                  1,768,400          22,607,798          6,220,144
                                                  ---------------     ---------------   ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                      1,847,757          (1,376,202)        11,813,839
                                                  ---------------     ---------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                      $     3,526,788     $    21,319,913   $     24,813,761
                                                  ===============     ===============   ================

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)


                                                VALIC COMPANY I    VALIC COMPANY I      SUNAMERICA 2015     SUNAMERICA 2020
                                                    GROWTH       LARGE CAPITAL GROWTH HIGH WATERMARK FUND HIGH WATERMARK FUND
                                                     FUND                FUND                FUND                FUND
                                               ----------------  -------------------- ------------------- -------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                           DIVISION 78        DIVISION 79          DIVISION 81         DIVISION 82
------------------------------------           ----------------  -------------------- ------------------- -------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                $    789,862,123    $    343,258,576        $      --        $    15,717,389
   Balance Due From (To) VALIC General
     Account, Net                                      (198,950)           (143,997)              --                 (4,293)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                              73,193             101,497               --                  2,741
                                               ----------------    ----------------        ---------        ---------------
Net Assets & Liabilities                       $    789,736,366    $    343,216,076        $      --        $    15,715,837
                                               ================    ================        =========        ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                             $    789,504,350    $    343,110,160        $      --        $    15,715,837
   Reserves For Annuity Contracts On Benefit            232,016             105,916               --                     --
                                               ----------------    ----------------        ---------        ---------------
Total Contract Owner Reserves                       789,736,366         343,216,076               --             15,715,837
   Capital Surplus                                           --                  --               --                     --
                                               ----------------    ----------------        ---------        ---------------
Total Contract Owner Reserves and Capital
  Surplus                                      $    789,736,366    $    343,216,076        $      --        $    15,715,837
                                               ================    ================        =========        ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding              $    789,504,350    $    343,110,160        $      --        $    15,715,837
   Contracts in Payout (Annuitization) Period           232,016             105,916               --                     --
   Funds Retained in Separate Account A by
     VALIC                                                   --                  --               --                     --
                                               ----------------    ----------------        ---------        ---------------
TOTAL NET ASSETS                               $    789,736,366    $    343,216,076        $      --        $    15,715,837
                                               ================    ================        =========        ===============
TOTAL UNITS OUTSTANDING                         665,111,102.008     289,231,087.733               --         13,366,526.164
                                               ================    ================        =========        ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                 $      5,666,931    $        738,618        $      --        $       408,105
EXPENSES:
   Mortality And Expense Risk Charge                  7,523,672           3,407,696          188,339                216,160
   Reimbursements Of Expenses                                --                  --               --                     --
                                               ----------------    ----------------        ---------        ---------------
Net Investment Income (Loss)                   $     (1,856,741)   $     (2,669,078)       $(188,339)       $       191,945
                                               ----------------    ----------------        ---------        ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                    $     15,055,955    $      3,582,527        $(588,322)       $     1,124,396
   Capital Gains Distributions From Mutual
     Funds                                                   --          28,400,675               --                     --
                                               ----------------    ----------------        ---------        ---------------
Realized Gains (Losses) On Investments               15,055,955          31,983,202         (588,322)             1,124,396
                                               ----------------    ----------------        ---------        ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                   83,680,280           8,755,878          697,471               (790,780)
                                               ----------------    ----------------        ---------        ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                   $     96,879,494    $     38,070,002        $ (79,190)       $       525,561
                                               ================    ================        =========        ===============

                                                   VALIC COMPANY I       VALIC COMPANY I  VALIC COMPANY I
                                               MID CAP STRATEGIC GROWTH SMALL CAP SPECIAL    SMALL MID
                                                         FUND              VALUES FUND      GROWTH FUND
                                               ------------------------ ----------------- ---------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                              DIVISION 83           DIVISION 84      DIVISION 85
------------------------------------           ------------------------ ----------------- ---------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual Funds, at
     Fair Value                                    $    233,712,606     $    188,744,584  $   101,720,436
   Balance Due From (To) VALIC General
     Account, Net                                          (257,339)            (279,874)        (192,150)
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                                 228,505              263,545          177,765
                                                   ----------------     ----------------  ---------------
Net Assets & Liabilities                           $    233,683,772     $    188,728,255  $   101,706,051
                                                   ================     ================  ===============
CONTRACT OWNER RESERVES AND CAPITAL SURPLUS:
   Reserves For Redeemable Annuity Contracts
     (Net of Applicable Contract Loans -
     Partial Withdrawals with Right of
     Reinvestment)                                 $    233,643,454     $    188,570,693  $   101,696,591
   Reserves For Annuity Contracts On Benefit                 40,318              157,562            9,460
                                                   ----------------     ----------------  ---------------
Total Contract Owner Reserves                           233,683,772          188,728,255      101,706,051
   Capital Surplus                                               --                   --               --
                                                   ----------------     ----------------  ---------------
Total Contract Owner Reserves and Capital
  Surplus                                          $    233,683,772     $    188,728,255  $   101,706,051
                                                   ================     ================  ===============
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding                  $    233,643,454     $    188,570,693  $   101,696,591
   Contracts in Payout (Annuitization) Period                40,318              157,562            9,460
   Funds Retained in Separate Account A by
     VALIC                                                       --                   --               --
                                                   ----------------     ----------------  ---------------
TOTAL NET ASSETS                                   $    233,683,772     $    188,728,255  $   101,706,051
                                                   ================     ================  ===============
TOTAL UNITS OUTSTANDING                             164,490,354.348      170,517,933.236   91,849,215.926
                                                   ================     ================  ===============

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds                     $             --     $      1,106,581  $            --
EXPENSES:
   Mortality And Expense Risk Charge                      2,381,294            1,749,904          994,079
   Reimbursements Of Expenses                                    --                   --               --
                                                   ----------------     ----------------  ---------------
Net Investment Income (Loss)                       $     (2,381,294)    $       (643,323) $      (994,079)
                                                   ----------------     ----------------  ---------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of Fund
     Shares                                        $     18,136,325     $     10,517,309  $     4,577,918
   Capital Gains Distributions From Mutual
     Funds                                                5,802,650                   --               --
                                                   ----------------     ----------------  ---------------
Realized Gains (Losses) On Investments                   23,938,975           10,517,309        4,577,918
                                                   ----------------     ----------------  ---------------
Change in Unrealized Appreciation
  (Depreciation) During The Period                       (1,771,104)          13,793,897        6,667,723
                                                   ----------------     ----------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                                       $     19,786,577     $     23,667,883  $    10,251,562
                                                   ================     ================  ===============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                     STATEMENTS OF ASSETS AND LIABILITIES
                     STATEMENTS OF OPERATIONS (CONTINUED)

                                           VALIC COMPANY I     VALIC COMPANY I    VALIC COMPANY I   VALIC COMPANY I
                                         SMALL CAP AGGRESSIVE EMERGING ECONOMIES  GLOBAL STRATEGY    FOREIGN VALUE
                                             GROWTH FUND             FUND              FUND              FUND
                                         -------------------- ------------------ ----------------  ----------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                      DIVISION 86         DIVISION 87        DIVISION 88       DIVISION 89
------------------------------------     -------------------- ------------------ ----------------  ----------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                  $    73,926,967     $    586,697,953  $    442,716,027  $    867,152,111
   Balance Due From (To) VALIC General
     Account, Net                                  (17,974)             960,501          (123,828)        1,321,093
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                          6,551           (1,009,043)           54,987        (1,440,556)
                                           ---------------     ----------------  ----------------  ----------------
Net Assets & Liabilities                   $    73,915,544     $    586,649,411  $    442,647,186  $    867,032,648
                                           ===============     ================  ================  ================
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                         $    73,913,075     $    586,509,066  $    442,376,431  $    866,919,939
   Reserves For Annuity Contracts On
     Benefit                                         2,469              140,345           270,755           112,709
                                           ---------------     ----------------  ----------------  ----------------
Total Contract Owner Reserves                   73,915,544          586,649,411       442,647,186       867,032,648
   Capital Surplus                                      --                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
Total Contract Owner Reserves and
  Capital Surplus                          $    73,915,544     $    586,649,411  $    442,647,186  $    867,032,648
                                           ===============     ================  ================  ================
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding          $    73,913,075     $    586,509,066  $    442,376,431  $    866,919,939
   Contracts in Payout (Annuitization)
     Period                                          2,469              140,345           270,755           112,709
   Funds Retained in Separate Account A
     by VALIC                                           --                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
TOTAL NET ASSETS                           $    73,915,544     $    586,649,411  $    442,647,186  $    867,032,648
                                           ===============     ================  ================  ================
TOTAL UNITS OUTSTANDING                     55,948,869.347      589,559,476.508   273,254,556.570   744,686,851.867
                                           ===============     ================  ================  ================
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds             $            --     $      3,442,876  $     26,402,049  $     26,647,654
EXPENSES:
   Mortality And Expense Risk Charge               720,035            4,454,426         4,447,176         7,982,966
   Reimbursements Of Expenses                           --                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
Net Investment Income (Loss)               $      (720,035)    $     (1,011,550) $     21,954,873  $     18,664,688
                                           ---------------     ----------------  ----------------  ----------------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                           $     3,619,821     $      6,403,363  $     26,306,670  $        681,052
   Capital Gains Distributions From
     Mutual Funds                                1,040,951                   --                --                --
                                           ---------------     ----------------  ----------------  ----------------
Realized Gains (Losses) On Investments           4,660,772            6,403,363        26,306,670           681,052
                                           ---------------     ----------------  ----------------  ----------------
Change in Unrealized Appreciation
  (Depreciation) During The Period               5,756,323           48,890,363        30,407,518       119,569,909
                                           ---------------     ----------------  ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                               $     9,697,060     $     54,282,176  $     78,669,061  $    138,915,649
                                           ===============     ================  ================  ================

                                          VALIC COMPANY I   INVESCO BALANCE-RISK  VALIC COMPANY I
                                         GLOBAL REAL ESTATE  COMMODITY STRATEGY  DYNAMIC ALLOCATION
                                                FUND                FUND                FUND
                                         ------------------ -------------------- ------------------
STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2012                     DIVISION 101        DIVISION 102     DIVISION 103 /(1)/
------------------------------------     ------------------ -------------------- ------------------
ASSETS AND LIABILITIES:
   Investments in Shares Of Mutual
     Funds, at Fair Value                 $    326,497,044    $    214,156,403       $9,981,275
   Balance Due From (To) VALIC General
     Account, Net                                   22,374             215,280            1,275
   Receivable (Payable) For Mutual Fund
     Sales (Purchases), Net                        (90,087)           (232,706)          (1,275)
                                          ----------------    ----------------       ----------
Net Assets & Liabilities                  $    326,429,331    $    214,138,977       $9,981,275
                                          ================    ================       ==========
CONTRACT OWNER RESERVES AND CAPITAL
  SURPLUS:
   Reserves For Redeemable Annuity
     Contracts (Net of Applicable
     Contract Loans - Partial
     Withdrawals with Right of
     Reinvestment)                        $    326,423,497    $    214,138,977       $    1,275
   Reserves For Annuity Contracts On
     Benefit                                         5,834                  --               --
                                          ----------------    ----------------       ----------
Total Contract Owner Reserves                  326,429,331         214,138,977            1,275
   Capital Surplus                                      --                  --        9,980,000
                                          ----------------    ----------------       ----------
Total Contract Owner Reserves and
  Capital Surplus                         $    326,429,331    $    214,138,977       $9,981,275
                                          ================    ================       ==========
NET ASSETS ATTRIBUTABLE TO:
   Accumulation Units Outstanding         $    326,423,497    $    214,138,977       $    1,275
   Contracts in Payout (Annuitization)
     Period                                          5,834                  --               --
   Funds Retained in Separate Account A
     by VALIC                                           --                  --        9,980,000
                                          ----------------    ----------------       ----------
TOTAL NET ASSETS                          $    326,429,331    $    214,138,977       $9,981,275
                                          ================    ================       ==========
TOTAL UNITS OUTSTANDING                    281,039,778.274     215,786,593.844        1,277.648
                                          ================    ================       ==========
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012
------------------------------------
INVESTMENT INCOME:
   Dividends From Mutual Funds            $      4,934,592    $      4,334,958       $       --
EXPENSES:
   Mortality And Expense Risk Charge             2,756,515           1,700,704               --
   Reimbursements Of Expenses                           --                  --               --
                                          ----------------    ----------------       ----------
Net Investment Income (Loss)              $      2,178,077    $      2,634,254       $       --
                                          ----------------    ----------------       ----------
REALIZED GAINS (LOSSES) ON INVESTMENTS:
   Realized Gains (Losses) on Sale of
     Fund Shares                          $      8,709,768    $         50,827       $       --
   Capital Gains Distributions From
     Mutual Funds                                8,987,272                  --               --
                                          ----------------    ----------------       ----------
Realized Gains (Losses) On Investments          17,697,040              50,827               --
                                          ----------------    ----------------       ----------
Change in Unrealized Appreciation
  (Depreciation) During The Period              52,872,149         (12,209,519)         (20,000)
                                          ----------------    ----------------       ----------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS                              $     72,747,266    $     (9,524,438)      $  (20,000)
                                          ================    ================       ==========

(1)Fund commenced operations on December 31, 2012.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      SCHEDULES OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 2012

                                                                   NET ASSET VALUE   NET ASSET
UNDERLYING FUND                          DIVISION      SHARES         PER SHARE        VALUE           COST      LEVEL /(1)/
---------------                          --------  --------------- --------------- -------------- -------------- ----------
VALIC Company I Capital Conservation
  Fund                                      1          240,574.414     $10.12      $    2,434,613 $    2,265,191     1
VALIC Company I Capital Conservation
  Fund                                      7       19,669,876.206      10.12         199,059,147    194,099,911     1
VALIC Company I Money Market I Fund         2          604,614.139       1.00             604,614        604,614     1
VALIC Company I Money Market I Fund         6      369,843,166.599       1.00         369,843,165    369,843,166     1
VALIC Company I Mid Cap Index Fund          4      120,040,232.046      20.96       2,516,043,264  2,354,512,272     1
VALIC Company I Asset Allocation Fund       5       13,566,350.540      11.40         154,656,396    156,742,288     1
VALIC Company I Government Securities
  Fund                                      8       10,371,221.126      11.13         115,431,691    110,833,447     1
VALIC Company I Stock Index Fund           10A       4,130,845.029      26.10         107,815,055    108,820,948     1
VALIC Company I Stock Index Fund           10B         383,085.133      26.10           9,998,522      9,981,712     1
VALIC Company I Stock Index Fund           10C     121,144,528.682      26.10       3,161,872,199  3,235,737,037     1
VALIC Company I Stock Index Fund           10D         525,235.866      26.10          13,708,656     13,877,895     1
VALIC Company I International Equities
  Fund                                     11      141,364,822.086       6.16         870,807,304  1,095,644,135     1
VALIC Company I Global Social Awareness
  Fund                                     12       17,132,594.537      15.62         267,611,126    346,638,590     1
VALIC Company I International
  Government Bond Fund                     13       14,447,866.631      12.65         182,765,513    193,415,506     1
VALIC Company I Small Cap Index Fund       14       54,363,317.436      15.58         846,980,486    821,175,350     1
VALIC Company I Core Equity Fund           15       16,349,548.270      13.45         219,901,424    253,830,205     1
VALIC Company I Growth & Income Fund       16        6,251,701.530      12.86          80,396,882     95,508,647     1
VALIC Company I Science & Technology
  Fund                                     17       40,853,412.755      16.90         690,422,676    706,112,978     1
VALIC Company I Small Cap Fund             18       27,069,725.248      11.53         312,113,932    305,883,620     1
VALIC Company I International Growth
  Fund                                     20       49,183,059.710      11.66         573,474,476    537,199,834     1
VALIC Company I Dividend Value Fund        21       41,016,358.184      10.11         414,675,382    384,706,178     1
Vanguard Long-Term Investment-Grade Fund   22       29,957,110.163      10.85         325,034,646    295,592,313     1
Vanguard Long-Term Treasury Fund           23       25,107,251.365      13.07         328,151,775    293,217,305     1
Vanguard Windsor II Fund                   24       48,727,815.563      29.38       1,431,623,221  1,373,732,146     1
Vanguard Wellington Fund                   25       45,427,616.041      33.84       1,537,270,527  1,388,434,701     1
VALIC Company II International Small
  Cap Equity                               33       39,101,106.573      12.82         501,276,186    623,708,160     1
VALIC Company II Small Cap Growth Fund     35        5,920,521.792      12.58          74,480,164     83,365,685     1
VALIC Company II Small Cap Value Fund      36       31,608,445.361      13.31         420,708,408    389,747,206     1
VALIC Company II Mid Cap Growth Fund       37       14,074,041.852       8.38         117,940,471    138,323,229     1
VALIC Company II Mid Cap Value Fund        38       37,704,673.700      18.58         700,552,837    643,111,758     1
VALIC Company II Capital Appreciation
  Fund                                     39        3,062,853.984      11.06          33,875,165     33,882,662     1
VALIC Company II Large Cap Value Fund      40       12,466,072.229      12.16         151,587,440    186,766,334     1
VALIC Company II Socially Responsible
  Fund                                     41       42,742,069.328      12.56         536,840,390    603,636,752     1
VALIC Company II Money Market II Fund      44      172,598,917.533       1.00         172,598,913    172,598,914     1
VALIC Company I Nasdaq-100(R) Index Fund   46       24,961,541.977       6.21         155,011,175    139,928,821     1
VALIC Company II Aggressive Growth
  Lifestyle Fund                           48       35,592,726.917       9.47         337,063,124    311,650,012     1
VALIC Company II Moderate Growth
  Lifestyle Fund                           49       37,976,125.157      13.13         498,626,523    460,671,475     1
VALIC Company II Conservative Growth
  Lifestyle Fund                           50       18,236,872.861      11.88         216,654,050    208,700,528     1
Vanguard LifeStrategy Growth Fund          52        7,154,181.935      23.30         166,692,439    155,725,503     1
Vanguard LifeStrategy Moderate Growth
  Fund                                     53        9,126,996.216      20.55         187,559,772    175,316,294     1
Vanguard LifeStrategy Conservative
  Growth Fund                              54        4,376,118.317      16.97          74,262,728     72,195,032     1
VALIC Company II Core Bond Fund            58       41,700,317.218      11.03         459,954,499    449,038,343     1
VALIC Company II Strategic Bond Fund       59       52,207,666.936      11.57         604,042,706    577,395,019     1
VALIC Company II High Yield Bond Fund      60       39,904,019.978       7.53         300,477,271    320,232,580     1
Ariel Fund                                 68        6,824,758.491      51.21         349,495,882    335,046,725     1
Ariel Appreciation Fund                    69        7,012,499.918      41.02         287,652,746    276,991,679     1
Lou Holland Growth Fund                    70        2,907,072.366      21.52          62,560,197     59,288,301     1
VALIC Company I Blue Chip Growth Fund      72       32,661,706.143      12.48         407,618,092    325,882,750     1
VALIC Company I Health Sciences Fund       73       23,332,330.184      13.52         315,453,104    255,594,868     1
VALIC Company I Value Fund                 74        8,620,091.482      10.60          91,372,970    132,421,335     1

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                SCHEDULES OF PORTFOLIO INVESTMENTS (CONTINUED)
                               DECEMBER 31, 2012

                                                                  NET ASSET VALUE  NET ASSET
UNDERLYING FUND                          DIVISION      SHARES        PER SHARE       VALUE       COST     LEVEL /(1)/
---------------                          --------  -------------- --------------- ----------- ----------- ----------
VALIC Company I Broad Cap Value Income
  Fund                                     75       2,848,131.319      11.05       31,471,851  30,482,848     1
VALIC Company I Large Cap Core Fund        76      12,423,857.950      10.96      136,165,483 138,162,510     1
VALIC Company I Inflation Protected Fund   77      34,737,223.874      11.90      413,372,964 371,434,305     1
VALIC Company I Growth Fund                78      63,801,463.818      12.38      789,862,123 617,107,454     1
VALIC Company I Large Capital Growth
  Fund                                     79      30,868,577.012      11.12      343,258,576 331,573,940     1
SunAmerica 2020 High Watermark Fund        82       1,615,353.512       9.73       15,717,389  17,055,544     1
VALIC Company I Mid Cap Strategic
  Growth Fund                              83      19,283,218.379      12.12      233,712,606 229,675,627     1
VALIC Company I Small Cap Special
  Values Fund                              84      19,103,702.806       9.88      188,744,584 199,470,649     1
VALIC Company I Small Mid Growth Fund      85       9,041,816.535      11.25      101,720,436  91,483,029     1
VALIC Company I Small Cap Aggressive
  Growth Fund                              86       6,684,174.216      11.06       73,926,967  78,260,817     1
VALIC Company I Emerging Economies Fund    87      70,516,580.902       8.32      586,697,953 619,400,904     1
VALIC Company I Global Strategy Fund       88      37,645,920.673      11.76      442,716,027 443,600,305     1
VALIC Company I Foreign Value Fund         89      96,672,476.186       8.97      867,152,111 944,852,209     1
VALIC Company I Global Real Estate Fund    101     38,053,268.504       8.58      326,497,044 290,786,449     1
Invesco Balanced-Risk Commodity
  Strategy Fund                            102     20,771,717.025      10.31      214,156,403 226,553,143     1
VALIC Company I Dynamic Allocation Fund    103      1,000,127.719       9.98        9,981,275  10,001,275     1

/(1)/Represents the level within the fair value hieracrchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                      STATEMENTS OF CHANGES IN NET ASSETS


                                              VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                           CAPITAL CONSERVATION       CAPITAL CONSERVATION        MONEY MARKET I FUND
                                                   FUND                       FUND                       FUND
                                         ------------------------  --------------------------  ------------------------
                                                DIVISION 1                 DIVISION 7                 DIVISION 2
                                         ------------------------  --------------------------  ------------------------
                                           FOR THE      FOR THE      FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2012         2011         2012          2011          2012         2011
                                         ------------ ------------ ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)           $   28,558   $   56,914  $  2,725,198  $  3,450,565    $ (6,637)    $ (7,193)
   Net Realized Gains (Losses) From
     Securities Transactions                  24,637        1,187     2,141,618     2,369,243          --           --
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                               75,806       85,942     3,817,921     2,348,437          --           --
                                          ----------   ----------  ------------  ------------    --------     --------
Increase (Decrease) In Net Assets From
  Operations                                 129,001      144,043     8,684,737     8,168,245      (6,637)      (7,193)
                                          ----------   ----------  ------------  ------------    --------     --------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                  103,989       33,710    18,960,150    11,546,815      15,797       32,825
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals           (217,452)    (164,029)  (16,929,611)  (16,907,902)    (20,805)     (68,466)
   Annuity Benefit Payments                     (324)        (324)       (5,212)       (5,088)         --           --
   Transfers Between Subaccounts
     (including fixed account), Net         (158,247)      61,815    32,044,154    14,609,977     (85,511)        (284)
   Contract Charges                           (1,130)      (1,240)      (20,778)      (21,259)       (360)        (360)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period           (14,995)     (18,216)       (2,877)       (3,190)         --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A               --           --            --            --          --           --
                                          ----------   ----------  ------------  ------------    --------     --------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions      (288,159)     (88,284)   34,045,826     9,219,353     (90,879)     (36,285)
                                          ----------   ----------  ------------  ------------    --------     --------
Total Increase (Decrease) In Net Assets     (159,158)      55,759    42,730,563    17,387,598     (97,516)     (43,478)

NET ASSETS:
Beginning Of Period                        2,593,881    2,538,122   156,308,562   138,920,964     701,995      745,473
                                          ----------   ----------  ------------  ------------    --------     --------
End Of Period                             $2,434,723   $2,593,881  $199,039,125  $156,308,562    $604,479     $701,995
                                          ==========   ==========  ============  ============    ========     ========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                      VALIC COMPANY I                VALIC COMPANY I               VALIC COMPANY I
                                    MONEY MARKET I FUND               MID CAP INDEX               ASSET ALLOCATION
                                           FUND                           FUND                          FUND
                               ----------------------------  ------------------------------  --------------------------
                                        DIVISION 6                     DIVISION 4                    DIVISION 5
                               ----------------------------  ------------------------------  --------------------------
                                  FOR THE        FOR THE        FOR THE         FOR THE        FOR THE       FOR THE
                                 YEAR ENDED     YEAR ENDED     YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                    2012           2011           2012            2011           2012          2011
                               -------------  -------------  --------------  --------------  ------------  ------------
INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS:
   Net Investment Income
     (Loss)                    $  (3,537,580) $  (3,688,986) $    1,216,876  $   (1,262,374) $  1,765,351  $  2,074,103
   Net Realized Gains
     (Losses) From Securities
     Transactions                         --             --     131,657,225     144,412,883     4,396,210     1,584,929
   Net Change In Unrealized
     Appreciation
     (Depreciation) During
     The Period                           --            (10)    236,102,475    (208,940,919)   10,516,739    (3,690,398)
                               -------------  -------------  --------------  --------------  ------------  ------------
Increase (Decrease) In Net
  Assets From Operations          (3,537,580)    (3,688,996)    368,976,576     (65,790,410)   16,678,300       (31,366)
                               -------------  -------------  --------------  --------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From
     Contract Owners             164,958,144    245,988,665     159,561,905     178,315,601    13,235,394     9,853,392
   Surrenders Of Accumulation
     Units By Terminations
     And Withdrawals             (46,365,161)   (26,930,784)   (221,640,676)   (226,030,327)  (11,445,752)  (10,241,955)
   Annuity Benefit Payments           (1,205)        (1,259)        (82,562)        (83,624)      (19,293)      (23,665)
   Transfers Between
     Subaccounts (including
     fixed account), Net        (140,105,607)  (207,862,255)    (77,450,521)    (96,045,041)      422,725    (2,278,461)
   Contract Charges                 (137,445)      (155,377)       (253,566)       (270,280)      (22,829)      (22,781)
   Adjustments to Net Assets
     Allocated to Contracts
     in Payout Period                     22         (2,195)        (50,639)        (10,203)      (37,170)       10,612
   Increase (decrease) in
     Amounts Retained in
     Separate Account A                   --             --              --              --            --            --
                               -------------  -------------  --------------  --------------  ------------  ------------
   Net Increase (Decrease) In
     Net Assets From Contract
     Transactions                (21,651,252)    11,036,795    (139,916,059)   (144,123,874)    2,133,075    (2,702,858)
                               -------------  -------------  --------------  --------------  ------------  ------------
Total Increase (Decrease) In
  Net Assets                     (25,188,832)     7,347,799     229,060,517    (209,914,284)   18,811,375    (2,734,224)

NET ASSETS:
Beginning Of Period              394,983,219    387,635,420   2,286,604,014   2,496,518,298   135,824,016   138,558,240
                               -------------  -------------  --------------  --------------  ------------  ------------
End Of Period                  $ 369,794,387  $ 394,983,219  $2,515,664,531  $2,286,604,014  $154,635,391  $135,824,016
                               =============  =============  ==============  ==============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                            GOVERNMENT SECURITIES            STOCK INDEX                STOCK INDEX
                                                    FUND                        FUND                       FUND
                                         --------------------------  --------------------------  ------------------------
                                                 DIVISION 8                 DIVISION 10A               DIVISION 10B
                                         --------------------------  --------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2012          2011          2012          2011          2012         2011
                                         ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  1,718,051  $  1,374,706  $    751,947  $    701,981  $   110,867  $   101,784
   Net Realized Gains (Losses) From
     Securities Transactions                1,738,736     1,391,123     1,809,570     5,948,435      188,687      554,904
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                              (398,249)    6,230,347    12,339,223    (5,709,975)   1,094,707     (513,752)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                                3,058,538     8,996,176    14,900,740       940,441    1,394,261      142,936
                                         ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 8,773,824     7,530,117     1,488,459     1,351,091       38,922      291,837
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (10,978,359)  (12,657,508)  (11,552,328)  (10,510,323)    (903,863)  (1,429,506)
   Annuity Benefit Payments                   (32,974)      (32,345)     (226,647)     (252,582)     (30,923)     (31,143)
   Transfers Between Subaccounts
     (including fixed account), Net        (2,051,279)       32,872    (3,918,580)   (4,056,391)    (182,308)       1,217
   Contract Charges                           (17,807)      (18,736)           --            --           --           --
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             11,199        (1,761)     (154,614)     (136,745)      21,053      (13,959)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --           --           --
                                         ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (4,295,396)   (5,147,361)  (14,363,710)  (13,604,950)  (1,057,119)  (1,181,554)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net Assets    (1,236,858)    3,848,815       537,030   (12,664,509)     337,142   (1,038,618)

NET ASSETS:
Beginning Of Period                       116,668,833   112,820,018   107,283,071   119,947,580    9,663,179   10,701,797
                                         ------------  ------------  ------------  ------------  -----------  -----------
End Of Period                            $115,431,975  $116,668,833  $107,820,101  $107,283,071  $10,000,321  $ 9,663,179
                                         ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                 VALIC COMPANY I              VALIC COMPANY I             VALIC COMPANY I
                                                   STOCK INDEX                  STOCK INDEX           INTERNATIONAL EQUITIES
                                                      FUND                         FUND                        FUND
                                         ------------------------------  ------------------------  ----------------------------
                                                  DIVISION 10C                 DIVISION 10D                 DIVISION 11
                                         ------------------------------  ------------------------  ----------------------------
                                            FOR THE         FOR THE        FOR THE      FOR THE       FOR THE        FOR THE
                                           YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                                              2012            2011           2012         2011          2012           2011
                                         --------------  --------------  ------------ ------------ -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   24,198,075  $   21,655,197  $    98,913  $    77,547  $  15,022,553  $  18,135,848
   Net Realized Gains (Losses) From
     Securities Transactions                 53,086,381      96,978,617      165,641      512,697     15,730,039    (20,734,303)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             342,596,122     (91,651,667)   1,522,449     (506,296)    98,808,340   (135,064,336)
                                         --------------  --------------  -----------  -----------  -------------  -------------
Increase (Decrease) In Net Assets From
  Operations                                419,880,578      26,982,147    1,787,003       83,948    129,560,932   (137,662,791)
                                         --------------  --------------  -----------  -----------  -------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 179,653,547     194,119,674      227,637       20,034     73,665,696    110,460,799
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals          (283,988,325)   (264,226,467)    (821,697)  (1,668,961)   (74,809,276)   (79,690,988)
   Annuity Benefit Payments                    (217,821)       (210,049)      (8,506)     (10,972)       (14,338)       (15,923)
   Transfers Between Subaccounts
     (including fixed account), Net        (100,721,733)   (127,161,388)    (110,534)    (360,302)  (109,579,825)    44,403,763
   Contract Charges                            (466,380)       (508,556)      (3,135)      (3,525)       (97,356)      (105,435)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period               63,403         (59,036)     (16,821)       3,761        (12,592)         1,157
   Increase (decrease) in Amounts
     Retained in Separate Account A                  --              --           --           --             --             --
                                         --------------  --------------  -----------  -----------  -------------  -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (205,677,309)   (198,045,822)    (733,056)  (2,019,965)  (110,847,691)    75,053,373
                                         --------------  --------------  -----------  -----------  -------------  -------------
Total Increase (Decrease) In Net Assets     214,203,269    (171,063,675)   1,053,947   (1,936,017)    18,713,241    (62,609,418)

NET ASSETS:
Beginning Of Period                       2,947,401,484   3,118,465,159   12,650,331   14,586,348    851,928,665    914,538,083
                                         --------------  --------------  -----------  -----------  -------------  -------------
End Of Period                            $3,161,604,753  $2,947,401,484  $13,704,278  $12,650,331  $ 870,641,906  $ 851,928,665
                                         ==============  ==============  ===========  ===========  =============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                           GLOBAL SOCIAL AWARENESS      INT'L GOVERNMENT BOND          SMALL CAP INDEX
                                                    FUND                        FUND                        FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 12                 DIVISION 13                 DIVISION 14
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  2,298,148  $  2,904,160  $  4,250,356  $  5,370,827  $  2,724,840  $    199,119
   Net Realized Gains (Losses) From
     Securities Transactions               11,673,566     8,484,618    12,720,375     6,615,733    33,638,388    (3,615,402)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            25,472,067   (30,974,795)   (3,030,631)   (6,215,088)   81,311,469   (41,349,988)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               39,443,781   (19,586,017)   13,940,100     5,771,472   117,674,697   (44,766,271)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                12,793,225    14,432,124    18,152,641    25,899,605    64,548,185    74,436,691
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (20,602,518)  (24,312,148)  (16,705,656)  (14,601,497)  (70,633,012)  (77,484,018)
   Annuity Benefit Payments                    (9,789)       (9,777)       (3,470)       (5,038)      (30,337)      (30,710)
   Transfers Between Subaccounts
     (including fixed account), Net       (19,964,393)    3,073,170   (34,455,013)   24,131,961   (75,756,189)  (49,763,709)
   Contract Charges                           (55,419)      (61,122)      (24,672)      (25,936)     (132,893)     (146,225)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (12,653)        7,941        (3,842)      (12,221)      (31,570)       (9,992)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (27,851,547)   (6,869,812)  (33,040,012)   35,386,874   (82,035,816)  (52,997,963)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets    11,592,234   (26,455,829)  (19,099,912)   41,158,346    35,638,881   (97,764,234)

NET ASSETS:
Beginning Of Period                       255,983,437   282,439,266   201,826,622   160,668,276   811,189,180   908,953,414
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $267,575,671  $255,983,437  $182,726,710  $201,826,622  $846,828,061  $811,189,180
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I            VALIC COMPANY I            VALIC COMPANY I
                                                 CORE EQUITY              GROWTH & INCOME          SCIENCE & TECHNOLOGY
                                                    FUND                       FUND                        FUND
                                         --------------------------  ------------------------  ---------------------------
                                                 DIVISION 15                DIVISION 16                DIVISION 17
                                         --------------------------  ------------------------  ---------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE        FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED     YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,   DECEMBER 31,
                                             2012          2011          2012         2011         2012           2011
                                         ------------  ------------  ------------ ------------ ------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  1,166,476  $    285,434  $   (49,301) $  (154,313) $ (6,873,146) $  (7,465,138)
   Net Realized Gains (Losses) From
     Securities Transactions                8,587,570     7,053,558    3,090,656    2,603,314    43,597,168     31,410,579
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            17,571,114   (10,425,713)   6,204,511   (6,729,698)   38,716,511    (74,446,046)
                                         ------------  ------------  -----------  -----------  ------------  -------------
Increase (Decrease) In Net Assets From
  Operations                               27,325,160    (3,086,721)   9,245,866   (4,280,697)   75,440,533    (50,500,605)
                                         ------------  ------------  -----------  -----------  ------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 6,834,014     8,269,650    5,289,347    5,431,804    26,231,625     30,372,796
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (17,589,220)  (17,876,976)  (7,078,202)  (7,134,653)  (57,269,173)   (64,679,390)
   Annuity Benefit Payments                   (13,127)      (13,092)      (4,043)      (4,408)      (30,274)       (31,012)
   Transfers Between Subaccounts
     (including fixed account), Net       (10,312,312)   (8,938,198)  (3,165,691)  (2,022,943)  (40,942,771)   (40,626,306)
   Contract Charges                           (64,314)      (71,152)     (18,046)     (19,344)     (206,527)      (227,721)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (24,414)         (838)     (24,635)       1,119       (23,104)        10,052
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --            --             --
                                         ------------  ------------  -----------  -----------  ------------  -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (21,169,373)  (18,630,606)  (5,001,270)  (3,748,425)  (72,240,224)   (75,181,581)
                                         ------------  ------------  -----------  -----------  ------------  -------------
Total Increase (Decrease) In Net Assets     6,155,787   (21,717,327)   4,244,596   (8,029,122)    3,200,309   (125,682,186)

NET ASSETS:
Beginning Of Period                       213,715,346   235,432,673   76,135,355   84,164,477   687,136,771    812,818,957
                                         ------------  ------------  -----------  -----------  ------------  -------------
End Of Period                            $219,871,133  $213,715,346  $80,379,951  $76,135,355  $690,337,080  $ 687,136,771
                                         ============  ============  ===========  ===========  ============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I              VALIC COMPANY I
                                                  SMALL CAP              INTERNATIONAL GROWTH           DIVIDEND VALUE
                                                    FUND                         FUND                        FUND
                                         --------------------------  ---------------------------  --------------------------
                                                 DIVISION 18                 DIVISION 20                  DIVISION 21
                                         --------------------------  ---------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE        FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012           2011          2012          2011
                                         ------------  ------------  ------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (2,793,981) $ (2,698,499) $  3,586,540  $   3,863,178  $  2,857,676  $  1,435,285
   Net Realized Gains (Losses) From
     Securities Transactions               19,341,825    15,666,384    17,382,719     35,682,245     4,322,721    (1,927,335)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            26,335,456   (18,692,400)   71,197,699    (96,098,370)   23,691,743    13,634,259
                                         ------------  ------------  ------------  -------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               42,883,300    (5,724,515)   92,166,958    (56,552,947)   30,872,140    13,142,209
                                         ------------  ------------  ------------  -------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                10,271,873    11,606,759    31,746,932     35,824,481    44,111,993    28,901,610
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (27,031,968)  (26,289,426)  (48,250,342)   (55,971,814)  (26,890,196)  (14,803,774)
   Annuity Benefit Payments                   (18,370)      (18,798)      (21,297)       (22,311)       (4,940)       (4,723)
   Transfers Between Subaccounts
     (including fixed account), Net       (16,647,531)   (4,818,706)   14,959,378    (38,326,232)  128,761,107    59,234,093
   Contract Charges                           (58,749)      (64,033)      (64,914)       (71,374)      (44,716)      (31,473)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             (3,730)       (9,692)      (12,243)         5,602        (9,812)        9,201
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --             --            --            --
                                         ------------  ------------  ------------  -------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (33,488,475)  (19,593,896)   (1,642,486)   (58,561,648)  145,923,436    73,304,934
                                         ------------  ------------  ------------  -------------  ------------  ------------
Total Increase (Decrease) In Net Assets     9,394,825   (25,318,411)   90,524,472   (115,114,595)  176,795,576    86,447,143

NET ASSETS:
Beginning Of Period                       302,694,982   328,013,393   482,872,502    597,987,097   237,768,997   151,321,854
                                         ------------  ------------  ------------  -------------  ------------  ------------
End Of Period                            $312,089,807  $302,694,982  $573,396,974  $ 482,872,502  $414,564,573  $237,768,997
                                         ============  ============  ============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                  VANGUARD                        VANGUARD
                                         LONG-TERM INVESTMENT GRADE FUND     LONG-TERM TREASURY
                                                    FUND                            FUND
                                         ------------------------------  --------------------------
                                                 DIVISION 22                     DIVISION 23
                                         ------------------------------  --------------------------
                                           FOR THE         FOR THE         FOR THE       FOR THE
                                          YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                             2012            2011            2012          2011
                                         ------------    ------------    ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ 10,593,031    $  9,088,460    $  6,081,926  $  6,746,445
   Net Realized Gains (Losses) From
     Securities Transactions               10,306,424       4,834,857      12,688,600     9,276,034
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             7,217,802      17,214,917     (10,693,770)   56,737,979
                                          ------------    ------------   ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               28,117,257      31,138,234       8,076,756    72,760,458
                                          ------------    ------------   ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                34,647,395      23,644,245      23,667,681    18,580,645
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (24,675,581)    (18,297,305)    (33,084,573)  (28,186,360)
   Annuity Benefit Payments                    (6,320)         (5,736)         (4,350)       (4,278)
   Transfers Between Subaccounts
     (including fixed account), Net        34,228,458      24,840,461     (10,774,452)  (11,323,602)
   Contract Charges                           (27,496)        (26,726)        (45,566)      (47,001)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period              3,552             276           1,530        (3,596)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --              --              --            --
                                          ------------    ------------   ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     44,170,008      30,155,215     (20,239,730)  (20,984,192)
                                          ------------    ------------   ------------  ------------
Total Increase (Decrease) In Net Assets    72,287,265      61,293,449     (12,162,974)   51,776,266

NET ASSETS:
Beginning Of Period                       252,660,292     191,366,843     340,277,853   288,501,587
                                          ------------    ------------   ------------  ------------
End Of Period                            $324,947,557    $252,660,292    $328,114,879  $340,277,853
                                          ============    ============   ============  ============

                                                    VANGUARD
                                                   WINDSOR II
                                                      FUND
                                         ------------------------------
                                                   DIVISION 24
                                         ------------------------------
                                            FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,
                                              2012            2011
                                         --------------  --------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   16,291,365  $   14,921,713
   Net Realized Gains (Losses) From
     Securities Transactions                 10,279,886     (16,976,447)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             178,537,096      23,453,895
                                         --------------  --------------
Increase (Decrease) In Net Assets From
  Operations                                205,108,347      21,399,161
                                         --------------  --------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                  86,604,155     100,024,573
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals          (137,023,796)   (129,977,002)
   Annuity Benefit Payments                     (33,107)        (32,374)
   Transfers Between Subaccounts
     (including fixed account), Net        (100,601,067)    (75,919,959)
   Contract Charges                            (221,378)       (242,297)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period              (17,237)        (40,217)
   Increase (decrease) in Amounts
     Retained in Separate Account A                  --              --
                                         --------------  --------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (151,292,430)   (106,187,276)
                                         --------------  --------------
Total Increase (Decrease) In Net Assets      53,815,917     (84,788,115)

NET ASSETS:
Beginning Of Period                       1,377,631,698   1,462,419,813
                                         --------------  --------------
End Of Period                            $1,431,447,615  $1,377,631,698
                                         ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                    VANGUARD                   VALIC COMPANY II
                                                   WELLINGTON            INTERNATIONAL SMALL CAP EQUITY
                                                      FUND                           FUND
                                         ------------------------------  ----------------------------
                                                   DIVISION 25                    DIVISION 33
                                         ------------------------------  ----------------------------
                                            FOR THE         FOR THE         FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                          DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                              2012            2011            2012            2011
                                         --------------  --------------  -------------   -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   25,247,005  $   27,295,002  $   6,660,384   $   5,579,348
   Net Realized Gains (Losses) From
     Securities Transactions                 38,196,146       1,917,116     24,661,789      (8,696,467)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                              98,235,509      10,310,979     69,861,221    (126,399,034)
                                         --------------  --------------  -------------   -------------
Increase (Decrease) In Net Assets From
  Operations                                161,678,660      39,523,097    101,183,394    (129,516,153)
                                         --------------  --------------  -------------   -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                 115,827,792     124,604,012     40,658,610      60,754,038
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals          (149,452,317)   (160,306,398)   (52,016,940)    (54,431,298)
   Annuity Benefit Payments                     (66,485)        (61,135)        (4,038)         (5,085)
   Transfers Between Subaccounts
     (including fixed account), Net         (74,025,827)    (78,524,954)  (108,363,687)      5,704,636
   Contract Charges                            (203,398)       (214,310)       (77,183)        (86,339)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             (149,275)       (100,295)           668            (264)
   Increase (decrease) in Amounts
     Retained in Separate Account A                  --              --             --              --
                                         --------------  --------------  -------------   -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     (108,069,510)   (114,603,080)  (119,802,570)     11,935,688
                                         --------------  --------------  -------------   -------------
Total Increase (Decrease) In Net Assets      53,609,150     (75,079,983)   (18,619,176)   (117,580,465)

NET ASSETS:
Beginning Of Period                       1,483,510,169   1,558,590,152    519,834,569     637,415,034
                                         --------------  --------------  -------------   -------------
End Of Period                            $1,537,119,319  $1,483,510,169  $ 501,215,393   $ 519,834,569
                                         ==============  ==============  =============   =============

                                              VALIC COMPANY II
                                              SMALL CAP GROWTH
                                                    FUND
                                         -------------------------
                                                DIVISION 35
                                         -------------------------
                                           FOR THE      FOR THE
                                          YEAR ENDED   YEAR ENDED
                                         DECEMBER 31, DECEMBER 31,
                                             2012         2011
                                         ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  (533,350) $   (518,040)
   Net Realized Gains (Losses) From
     Securities Transactions              13,362,539     9,276,156
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                           (4,716,493)  (12,651,033)
                                         -----------  ------------
Increase (Decrease) In Net Assets From
  Operations                               8,112,696    (3,892,917)
                                         -----------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                8,339,414    10,576,367
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (7,144,974)   (5,632,177)
   Annuity Benefit Payments                       --            --
   Transfers Between Subaccounts
     (including fixed account), Net       (5,444,296)      326,040
   Contract Charges                          (10,065)      (10,806)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period              (536)         (685)
   Increase (decrease) in Amounts
     Retained in Separate Account A               --            --
                                         -----------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (4,260,457)    5,258,739
                                         -----------  ------------
Total Increase (Decrease) In Net Assets    3,852,239     1,365,822

NET ASSETS:
Beginning Of Period                       70,617,874    69,252,052
                                         -----------  ------------
End Of Period                            $74,470,113  $ 70,617,874
                                         ===========  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II            VALIC COMPANY II            VALIC COMPANY II
                                               SMALL CAP VALUE             MID CAP GROWTH               MID CAP VALUE
                                                    FUND                        FUND                        FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 36                 DIVISION 37                 DIVISION 38
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   (719,406) $    709,734  $   (832,412) $ (1,175,244) $ (1,695,968) $   (993,149)
   Net Realized Gains (Losses) From
     Securities Transactions               19,977,897    18,926,434    22,328,026    14,038,579    15,438,367     5,239,146
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            35,005,320   (54,687,699)   (6,380,567)  (21,551,335)  107,560,828   (59,712,848)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               54,263,811   (35,051,531)   15,115,047    (8,688,000)  121,303,227   (55,466,851)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                35,048,419    39,307,904    12,910,043    18,811,699    48,776,533    46,045,685
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (41,798,271)  (41,235,569)  (12,892,161)  (14,277,423)  (62,380,555)  (56,341,661)
   Annuity Benefit Payments                    (4,614)       (5,076)          (88)          (91)       (9,425)      (10,429)
   Transfers Between Subaccounts
     (including fixed account), Net       (10,535,910)  (27,434,291)  (37,553,416)  (16,408,284)   12,838,237    90,818,480
   Contract Charges                           (67,023)      (73,601)      (41,847)      (56,140)      (84,382)      (90,687)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (11,697)          138        (1,012)         (100)        1,008       (10,802)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (17,369,096)  (29,440,495)  (37,578,481)  (11,930,339)     (858,584)   80,410,586
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets    36,894,715   (64,492,026)  (22,463,434)  (20,618,339)  120,444,643    24,943,735

NET ASSETS:
Beginning Of Period                       383,763,655   448,255,681   140,380,713   160,999,052   580,004,937   555,061,202
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $420,658,370  $383,763,655  $117,917,279  $140,380,713  $700,449,580  $580,004,937
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                             VALIC COMPANY II           VALIC COMPANY II             VALIC COMPANY II
                                           CAPITAL APPRECIATION          LARGE CAP VALUE           SOCIALLY RESPONSIBLE
                                                   FUND                       FUND                         FUND
                                         ------------------------  --------------------------  ----------------------------
                                                DIVISION 39                DIVISION 40                  DIVISION 41
                                         ------------------------  --------------------------  ----------------------------
                                           FOR THE      FOR THE      FOR THE       FOR THE        FOR THE        FOR THE
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED
                                         DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             2012         2011         2012          2011           2012           2011
                                         ------------ ------------ ------------  ------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   (76,191) $   (67,128) $    930,228  $    484,441  $   4,353,386  $   3,771,581
   Net Realized Gains (Losses) From
     Securities Transactions               1,893,975    1,793,134     8,326,232    (1,003,584)    87,647,546      4,775,067
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            3,008,753   (2,444,165)   14,041,628    (7,525,364)    (5,248,946)    (3,244,491)
                                         -----------  -----------  ------------  ------------  -------------  -------------
Increase (Decrease) In Net Assets From
  Operations                               4,826,537     (718,159)   23,298,088    (8,044,507)    86,751,986      5,302,157
                                         -----------  -----------  ------------  ------------  -------------  -------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                3,276,143    3,105,665    14,918,338    16,763,320     45,490,873     61,197,608
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (2,456,271)  (3,349,156)  (13,697,011)  (15,743,376)   (65,260,569)   (72,804,509)
   Annuity Benefit Payments                       --           --           (47)          (47)        (3,535)        (3,385)
   Transfers Between Subaccounts
     (including fixed account), Net            9,328   (1,588,431)  (28,124,340)   (3,065,724)  (186,343,090)   (99,702,585)
   Contract Charges                           (3,814)      (3,822)      (47,581)      (62,287)       (57,836)       (63,120)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                --           --          (766)          291            185            298
   Increase (decrease) in Amounts
     Retained in Separate Account A               --           --            --            --             --             --
                                         -----------  -----------  ------------  ------------  -------------  -------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions       825,386   (1,835,744)  (26,951,407)   (2,107,823)  (206,173,972)  (111,375,693)
                                         -----------  -----------  ------------  ------------  -------------  -------------
Total Increase (Decrease) In Net Assets    5,651,923   (2,553,903)   (3,653,319)  (10,152,330)  (119,421,986)  (106,073,536)

NET ASSETS:
Beginning Of Period                       28,216,412   30,770,315   155,197,325   165,349,655    656,164,038    762,237,574
                                         -----------  -----------  ------------  ------------  -------------  -------------
End Of Period                            $33,868,335  $28,216,412  $151,544,006  $155,197,325  $ 536,742,052  $ 656,164,038
                                         ===========  ===========  ============  ============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II              VALIC COMPANY I             VALIC COMPANY II
                                               MONEY MARKET II           NASDAQ-100 (R) INDEX           AGGRESSIVE GROWTH
                                                    FUND                         FUND                    LIFESTYLE FUND
                                         --------------------------  ----------------------------  --------------------------
                                                 DIVISION 44                  DIVISION 46                  DIVISION 48
                                         --------------------------  ----------------------------  --------------------------
                                           FOR THE       FOR THE        FOR THE        FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011           2012           2011          2012          2011
                                         ------------  ------------  ------------    ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (1,299,660) $ (1,313,665) $   (683,110) $     (689,128) $  2,334,017  $  2,390,459
   Net Realized Gains (Losses) From
     Securities Transactions                       --            --    10,103,088      23,283,468     1,523,238    (1,041,400)
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                                    --            --    10,186,939     (20,392,972)   31,859,862    (3,507,626)
                                         ------------  ------------  ------------    ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               (1,299,660)   (1,313,665)   19,606,917       2,201,368    35,717,117    (2,158,567)
                                         ------------  ------------  ------------    ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                82,918,248    92,949,053    16,419,452      11,276,376    83,645,125    51,264,921
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (21,659,208)  (26,660,464)  (11,827,352)    (10,545,821)  (15,025,903)   (7,504,227)
   Annuity Benefit Payments                    (3,366)       (3,543)         (978)           (885)       (3,274)       (3,340)
   Transfers Between Subaccounts
     (including fixed account), Net       (79,407,945)  (58,674,862)   15,746,969      (2,966,069)   17,852,162    19,764,288
   Contract Charges                           (27,297)      (28,441)      (20,356)        (18,196)      (45,409)      (36,434)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                519           500             3             (51)          (26)        1,725
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --              --            --            --
                                         ------------  ------------  ------------    ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (18,179,049)    7,582,243    20,317,738      (2,254,646)   86,422,675    63,486,933
                                         ------------  ------------  ------------    ------------  ------------  ------------
Total Increase (Decrease) In Net Assets   (19,478,709)    6,268,578    39,924,655         (53,278)  122,139,792    61,328,366

NET ASSETS:
Beginning Of Period                       192,060,202   185,791,624   115,066,803     115,120,081   214,835,656   153,507,290
                                         ------------  ------------  ------------    ------------  ------------  ------------
End Of Period                            $172,581,493  $192,060,202  $154,991,458    $115,066,803  $336,975,448  $214,835,656
                                         ============  ============  ============    ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II            VALIC COMPANY II          VANGUARD LIFESTRATEGY
                                               MODERATE GROWTH           CONSERVATIVE GROWTH               GROWTH
                                               LIFESTYLE FUND              LIFESTYLE FUND                   FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 49                 DIVISION 50                 DIVISION 52
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  4,613,457  $  4,209,921  $  2,841,585  $  2,390,355  $  1,847,023  $  1,260,944
   Net Realized Gains (Losses) From
     Securities Transactions                9,580,416     2,182,704     9,698,441     2,934,490     2,820,906     1,510,233
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            32,790,898    (5,815,549)    5,185,928    (2,479,704)   14,556,542    (7,916,866)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               46,984,771       577,076    17,725,954     2,845,141    19,224,471    (5,145,689)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                               132,140,519    81,020,709    66,994,886    31,199,706    21,577,637    19,782,697
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (24,605,711)  (20,962,763)  (30,855,603)  (10,768,852)  (13,323,606)  (10,856,713)
   Annuity Benefit Payments                      (455)         (446)           --            --          (351)         (345)
   Transfers Between Subaccounts
     (including fixed account), Net        30,448,089    16,598,515    26,892,626    11,482,857    (7,777,895)   (3,104,923)
   Contract Charges                           (70,654)      (53,539)      (25,205)      (17,846)      (27,681)      (27,886)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                 31            17       (24,753)       (5,981)       (2,280)       (2,549)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    137,911,819    76,602,493    62,981,951    31,889,884       445,824     5,790,281
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets   184,896,590    77,179,569    80,707,905    34,735,025    19,670,295       644,592

NET ASSETS:
Beginning Of Period                       313,624,691   236,445,122   135,918,690   101,183,665   146,997,562   146,352,970
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $498,521,281  $313,624,691  $216,626,595  $135,918,690  $166,667,857  $146,997,562
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                            VANGUARD LIFESTRATEGY      VANGUARD LIFESTRATEGY        VALIC COMPANY II
                                               MODERATE GROWTH          CONSERVATIVE GROWTH             CORE BOND
                                                    FUND                       FUND                       FUND
                                         --------------------------  ------------------------  --------------------------
                                                 DIVISION 53                DIVISION 54                DIVISION 58
                                         --------------------------  ------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012         2011         2012          2011
                                         ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $  2,039,251  $  1,694,960  $   776,270  $   724,475  $  9,648,767  $  7,818,370
   Net Realized Gains (Losses) From
     Securities Transactions                4,148,895     1,441,161    3,181,307    1,458,276    16,300,596     3,487,341
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            11,247,298    (4,758,482)   1,178,232   (1,869,088)      597,855     4,501,291
                                         ------------  ------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               17,435,444    (1,622,361)   5,135,809      313,663    26,547,218    15,807,002
                                         ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                28,406,341    22,787,689   12,009,558   10,103,957    53,393,881    36,247,698
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (16,848,762)  (12,244,382)  (8,685,741)  (7,969,746)  (44,736,456)  (32,371,276)
   Annuity Benefit Payments                      (511)         (501)        (499)        (286)       (1,559)       (1,533)
   Transfers Between Subaccounts
     (including fixed account), Net        (6,686,269)   (2,191,195)   1,684,940     (990,972)   46,098,116   112,671,825
   Contract Charges                           (30,689)      (30,302)     (10,558)     (10,229)      (29,164)      (25,493)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period                 17            18           41        5,940           257           205
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --            --            --
                                         ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions      4,840,127     8,321,327    4,997,741    1,138,664    54,725,075   116,521,426
                                         ------------  ------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net Assets    22,275,571     6,698,966   10,133,550    1,452,327    81,272,293   132,328,428

NET ASSETS:
Beginning Of Period                       165,256,042   158,557,076   64,120,220   62,667,893   378,574,498   246,246,070
                                         ------------  ------------  -----------  -----------  ------------  ------------
End Of Period                            $187,531,613  $165,256,042  $74,253,770  $64,120,220  $459,846,791  $378,574,498
                                         ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                              VALIC COMPANY II            VALIC COMPANY II
                                               STRATEGIC BOND              HIGH YIELD BOND                  ARIEL
                                                    FUND                        FUND                        FUND
                                         --------------------------  --------------------------  --------------------------
                                                 DIVISION 59                 DIVISION 60                 DIVISION 68
                                         --------------------------  --------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012          2011          2012          2011
                                         ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ 18,646,452  $ 21,795,459  $ 13,497,938  $ 14,108,224  $     81,375  $ (2,789,271)
   Net Realized Gains (Losses) From
     Securities Transactions                7,883,101     3,465,955     3,292,826     8,366,945    11,755,341     5,518,424
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            31,720,446   (10,395,014)   12,946,413   (15,114,570)   48,149,551   (50,727,746)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               58,249,999    14,866,400    29,737,177     7,360,599    59,986,267   (47,998,593)
                                         ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                81,547,152    60,524,818    29,489,386    25,420,132    19,131,077    26,779,322
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (49,271,539)  (43,707,457)  (23,530,160)  (20,969,637)  (31,582,603)  (31,910,957)
   Annuity Benefit Payments                    (7,952)       (7,336)         (844)       (1,066)      (35,962)      (39,286)
   Transfers Between Subaccounts
     (including fixed account), Net        39,102,687    31,041,092    47,880,038    (2,048,699)  (26,291,426)  (14,916,822)
   Contract Charges                           (54,356)      (49,416)      (33,264)      (32,911)      (59,759)      (65,689)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (14,804)       17,092            51            15           339         1,655
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --            --            --
                                         ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     71,301,188    47,818,793    53,805,207     2,367,834   (38,838,334)  (20,151,777)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets   129,551,187    62,685,193    83,542,384     9,728,433    21,147,933   (68,150,370)

NET ASSETS:
Beginning Of Period                       474,359,502   411,674,309   216,844,477   207,116,044   328,301,658   396,452,028
                                         ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                            $603,910,689  $474,359,502  $300,386,861  $216,844,477  $349,449,591  $328,301,658
                                         ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    ARIEL                   LOU HOLLAND              VALIC COMPANY I
                                                APPRECIATION                  GROWTH                BLUE CHIP GROWTH
                                                    FUND                       FUND                       FUND
                                         --------------------------  ------------------------  --------------------------
                                                 DIVISION 69                DIVISION 70                DIVISION 72
                                         --------------------------  ------------------------  --------------------------
                                           FOR THE       FOR THE       FOR THE      FOR THE      FOR THE       FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,  DECEMBER 31,
                                             2012          2011          2012         2011         2012          2011
                                         ------------  ------------  ------------ ------------ ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $   (324,459) $ (1,610,921) $  (518,290) $  (464,324) $ (3,635,266) $ (3,516,805)
   Net Realized Gains (Losses) From
     Securities Transactions               39,394,523    (1,682,400)   6,734,916    3,764,305    13,454,036    17,924,777
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                             6,845,599   (20,571,034)    (176,115)  (2,033,428)   49,742,906   (12,253,207)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                               45,915,663   (23,864,355)   6,040,511    1,266,553    59,561,676     2,154,765
                                         ------------  ------------  -----------  -----------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                19,222,024    22,188,734    4,775,741    3,600,111    45,510,301    42,365,268
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (23,052,781)  (23,731,260)  (4,384,069)  (4,170,556)  (38,018,978)  (36,094,957)
   Annuity Benefit Payments                   (41,375)      (45,849)      (1,013)      (1,195)       (2,292)       (2,811)
   Transfers Between Subaccounts
     (including fixed account), Net       (10,129,913)   (3,602,433)     960,154    3,765,467   (11,684,265)  (33,165,222)
   Contract Charges                           (47,290)      (51,437)      (4,673)      (4,357)      (66,837)      (68,742)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period            (11,532)      (30,571)          28       (6,399)         (137)      (18,818)
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --           --           --            --            --
                                         ------------  ------------  -----------  -----------  ------------  ------------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions    (14,060,867)   (5,272,816)   1,346,168    3,183,071    (4,262,208)  (26,985,282)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Total Increase (Decrease) In Net Assets    31,854,796   (29,137,171)   7,386,679    4,449,624    55,299,468   (24,830,517)

NET ASSETS:
Beginning Of Period                       255,759,849   284,897,020   55,163,855   50,714,231   352,235,570   377,066,087
                                         ------------  ------------  -----------  -----------  ------------  ------------
End Of Period                            $287,614,645  $255,759,849  $62,550,534  $55,163,855  $407,535,038  $352,235,570
                                         ============  ============  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                               VALIC COMPANY I             VALIC COMPANY I            VALIC COMPANY I
                                               HEALTH SCIENCES                  VALUE             BROAD CAP VALUE INCOME
                                                    FUND                        FUND                       FUND
                                         --------------------------  --------------------------  ------------------------
                                                 DIVISION 73                 DIVISION 74                DIVISION 75
                                         --------------------------  --------------------------  ------------------------
                                           FOR THE       FOR THE       FOR THE       FOR THE       FOR THE      FOR THE
                                          YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                         DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                             2012          2011          2012          2011          2012         2011
                                         ------------  ------------  ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)          $ (2,686,977) $ (1,197,574) $  1,212,593  $    450,905  $   (89,369) $   228,641
   Net Realized Gains (Losses) From
     Securities Transactions               25,406,696    17,066,420    16,469,110     5,091,159    1,768,400      144,921
   Net Change In Unrealized
     Appreciation (Depreciation) During
     The Period                            44,970,145     1,079,581    (1,313,941)   (9,666,702)   1,847,757     (421,689)
                                         ------------  ------------  ------------  ------------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                               67,689,864    16,948,427    16,367,762    (4,124,638)   3,526,788      (48,127)
                                         ------------  ------------  ------------  ------------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract
     Owners                                26,397,686    16,115,872     8,572,673    12,500,913    3,241,098    4,882,268
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals         (21,843,261)  (17,778,631)  (10,297,261)  (12,997,021)  (2,389,322)  (2,137,141)
   Annuity Benefit Payments                    (8,627)       (6,969)          (17)          (17)          --           --
   Transfers Between Subaccounts
     (including fixed account), Net        29,766,487    11,889,549   (38,267,274)   (5,083,468)     492,286    2,199,380
   Contract Charges                           (36,079)      (31,571)      (14,087)      (16,967)      (3,810)      (3,744)
   Adjustments to Net Assets Allocated
     to Contracts in Payout Period             38,805        (5,416)            2             1           --           --
   Increase (decrease) in Amounts
     Retained in Separate Account A                --            --            --            --           --   (2,492,533)
                                         ------------  ------------  ------------  ------------  -----------  -----------
   Net Increase (Decrease) In Net
     Assets From Contract Transactions     34,315,011    10,182,834   (40,005,964)   (5,596,559)   1,340,252    2,448,230
                                         ------------  ------------  ------------  ------------  -----------  -----------
Total Increase (Decrease) In Net Assets   102,004,875    27,131,261   (23,638,202)   (9,721,197)   4,867,040    2,400,103

NET ASSETS:
Beginning Of Period                       213,410,667   186,279,406   114,983,216   124,704,413   26,599,560   24,199,457
                                         ------------  ------------  ------------  ------------  -----------  -----------
End Of Period                            $315,415,542  $213,410,667  $ 91,345,014  $114,983,216  $31,466,600  $26,599,560
                                         ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                    VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                                    LARGE CAP CORE            INFLATION PROTECTED               GROWTH
                                                         FUND                        FUND                        FUND
                                              --------------------------  --------------------------  --------------------------
                                                      DIVISION 76                 DIVISION 77                 DIVISION 78
                                              --------------------------  --------------------------  --------------------------
                                                FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                               YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                              DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                  2012          2011          2012          2011          2012          2011
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)               $     88,317  $    (14,894) $  6,779,778  $  2,172,853  $ (1,856,741) $ (1,810,384)
   Net Realized Gains (Losses) From
     Securities Transactions                    22,607,798    11,574,461     6,220,144     3,765,202    15,055,955    13,756,286
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period           (1,376,202)  (14,085,074)   11,813,839    19,027,226    83,680,280   (23,299,685)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From
  Operations                                    21,319,913    (2,525,507)   24,813,761    24,965,281    96,879,494   (11,353,783)
                                              ------------  ------------  ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners       13,566,481    16,926,204    68,232,153    48,958,412    44,809,897    46,017,641
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals              (11,989,113)  (11,632,263)  (32,708,337)  (26,752,677)  (64,609,390)  (61,076,694)
   Annuity Benefit Payments                         (2,833)       (2,687)       (2,118)       (1,653)      (17,779)      (16,915)
   Transfers Between Subaccounts (including
     fixed account), Net                       (11,097,463)   (5,485,515)   22,334,346    35,326,972     9,597,065   (17,815,543)
   Contract Charges                                (38,326)      (45,066)      (38,166)      (29,780)     (177,373)     (193,616)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period                      1,429         1,455       (12,419)       12,251          (496)       15,073
   Increase (decrease) in Amounts Retained
     in Separate Account A                              --            --            --            --            --            --
                                              ------------  ------------  ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net Assets
     From Contract Transactions                 (9,559,825)     (237,872)   57,805,459    57,513,525   (10,398,076)  (33,070,054)
                                              ------------  ------------  ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets         11,760,088    (2,763,379)   82,619,220    82,478,806    86,481,418   (44,423,837)

NET ASSETS:
Beginning Of Period                            124,377,005   127,140,384   330,664,284   248,185,478   703,254,948   747,678,785
                                              ------------  ------------  ------------  ------------  ------------  ------------
End Of Period                                 $136,137,093  $124,377,005  $413,283,504  $330,664,284  $789,736,366  $703,254,948
                                              ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                       VALIC COMPANY I               SUNAMERICA                SUNAMERICA
                                                  LARGE CAPITAL GROWTH FUND     2015 HIGH WATERMARK        2020 HIGH WATERMARK
                                                            FUND                        FUND                      FUND
                                                 --------------------------  -------------------------  ------------------------
                                                         DIVISION 79                DIVISION 81                DIVISION 82
                                                 --------------------------  -------------------------  ------------------------
                                                   FOR THE       FOR THE       FOR THE       FOR THE      FOR THE      FOR THE
                                                  YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                 DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                     2012          2011          2012          2011         2012         2011
                                                 ------------  ------------  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM
  OPERATIONS:
   Net Investment Income (Loss)                  $ (2,669,078) $ (2,524,858) $   (188,339) $   220,932  $   191,945  $   240,248
   Net Realized Gains (Losses) From Securities
     Transactions                                  31,983,202     2,931,209      (588,322)     307,821    1,124,396      312,144
   Net Change In Unrealized Appreciation
     (Depreciation) During The Period               8,755,878   (26,079,929)      697,471      460,945     (790,780)   1,770,978
                                                 ------------  ------------  ------------  -----------  -----------  -----------
Increase (Decrease) In Net Assets From
  Operations                                       38,070,002   (25,673,578)      (79,190)     989,698      525,561    2,323,370
                                                 ------------  ------------  ------------  -----------  -----------  -----------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners          17,129,972    17,905,980        82,037      158,834    1,313,562    1,922,857
   Surrenders Of Accumulation Units By
     Terminations And Withdrawals                 (32,853,887)  (30,819,111)   (2,248,390)  (2,446,786)  (2,490,422)  (1,079,828)
   Annuity Benefit Payments                            (8,993)       (8,889)           --           --           --           --
   Transfers Between Subaccounts (including
     fixed account), Net                          (16,630,823)  (15,204,677)  (18,215,041)  (2,596,951)  (2,380,243)     597,479
   Contract Charges                                   (97,358)     (106,543)       (3,354)      (4,314)      (3,541)      (3,650)
   Adjustments to Net Assets Allocated to
     Contracts in Payout Period                           989         7,220            --           --           --           --
   Increase (decrease) in Amounts Retained in
     Separate Account A                                    --            --            --           --           --           --
                                                 ------------  ------------  ------------  -----------  -----------  -----------
   Net Increase (Decrease) In Net Assets From
     Contract Transactions                        (32,460,100)  (28,226,020)  (20,384,748)  (4,889,217)  (3,560,644)   1,436,858
                                                 ------------  ------------  ------------  -----------  -----------  -----------
Total Increase (Decrease) In Net Assets             5,609,902   (53,899,598)  (20,463,938)  (3,899,519)  (3,035,083)   3,760,228

NET ASSETS:
Beginning Of Period                               337,606,174   391,505,772    20,463,938   24,363,457   18,750,920   14,990,692
                                                 ------------  ------------  ------------  -----------  -----------  -----------
End Of Period                                    $343,216,076  $337,606,174  $         --  $20,463,938  $15,715,837  $18,750,920
                                                 ============  ============  ============  ===========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                   VALIC COMPANY I             VALIC COMPANY I
                                                              MID CAP STRATEGIC GROWTH    SMALL CAP SPECIAL VALUES
                                                                        FUND                        FUND
                                                             --------------------------  --------------------------
                                                                     DIVISION 83                 DIVISION 84
                                                             --------------------------  --------------------------
                                                               FOR THE       FOR THE       FOR THE       FOR THE
                                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                             DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                 2012          2011          2012          2011
                                                             ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                              $ (2,381,294) $ (1,372,456) $   (643,323) $   (349,766)
   Net Realized Gains (Losses) From Securities Transactions    23,938,975     4,975,950    10,517,309      (957,000)
   Net Change In Unrealized Appreciation (Depreciation)
     During The Period                                         (1,771,104)  (23,715,515)   13,793,897   (10,597,242)
                                                             ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From Operations              19,786,577   (20,112,021)   23,667,883   (11,904,008)
                                                             ============  ============  ============  ============
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                      11,989,501    15,710,613    10,152,556    11,378,155
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                              (23,364,548)  (25,988,463)  (16,315,448)  (17,252,883)
   Annuity Benefit Payments                                        (2,384)       (3,251)      (13,577)      (15,513)
   Transfers Between Subaccounts (including fixed account),
     Net                                                      (20,473,584)  (20,242,861)  (11,138,274)   (4,488,836)
   Contract Charges                                               (60,227)      (66,547)      (27,701)      (30,416)
   Adjustments to Net Assets Allocated to Contracts in
     Payout Period                                                   (360)       (6,691)         (613)       (9,270)
   Increase (decrease) in Amounts Retained in Separate
     Account A                                                         --            --            --            --
                                                             ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net Assets From Contract
     Transactions                                             (31,911,602)  (30,597,200)  (17,343,057)  (10,418,763)
                                                             ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets                       (12,125,025)  (50,709,221)    6,324,826   (22,322,771)

NET ASSETS:
Beginning Of Period                                           245,808,797   296,518,017   182,403,429   204,726,199
                                                             ------------  ------------  ------------  ------------
End Of Period                                                $233,683,772  $245,808,797  $188,728,255  $182,403,429
                                                             ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)


                                                                             VALIC COMPANY I            VALIC COMPANY I
                                                                                SMALL MID             SMALL CAP AGGRESSIVE
                                                                               GROWTH FUND                GROWTH FUND
                                                                       --------------------------  -------------------------
                                                                               DIVISION 85                DIVISION 86
                                                                       --------------------------  -------------------------
                                                                         FOR THE       FOR THE       FOR THE      FOR THE
                                                                        YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                                           2012          2011          2012         2011
                                                                       ------------  ------------  ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                        $   (994,079) $ (1,033,415) $  (720,035) $   (769,573)
   Net Realized Gains (Losses) From Securities Transactions               4,577,918       886,932    4,660,772    13,892,353
   Net Change In Unrealized Appreciation (Depreciation) During The
     Period                                                               6,667,723    (5,464,966)   5,756,323   (21,999,685)
                                                                       ------------  ------------  -----------  ------------
Increase (Decrease) In Net Assets From Operations                        10,251,562    (5,611,449)   9,697,060    (8,876,905)
                                                                       ------------  ------------  -----------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                                 6,143,021     7,371,549    5,773,829     6,937,197
   Surrenders Of Accumulation Units By Terminations And Withdrawals      (9,319,741)  (10,068,955)  (7,479,044)   (8,488,210)
   Annuity Benefit Payments                                                    (473)         (477)        (410)         (413)
   Transfers Between Subaccounts (including fixed account), Net          (4,081,059)   (6,038,381)  (4,588,064)   (8,765,136)
   Contract Charges                                                         (16,753)      (18,523)     (11,343)      (12,022)
   Adjustments to Net Assets Allocated to Contracts in Payout Period           (233)          195            2            92
   Increase (decrease) in Amounts Retained in Separate Account A                 --            --           --            --
                                                                       ------------  ------------  -----------  ------------
   Net Increase (Decrease) In Net Assets From Contract Transactions      (7,275,238)   (8,754,592)  (6,305,030)  (10,328,492)
                                                                       ------------  ------------  -----------  ------------
Total Increase (Decrease) In Net Assets                                   2,976,324   (14,366,041)   3,392,030   (19,205,397)

NET ASSETS:
Beginning Of Period                                                      98,729,727   113,095,768   70,523,514    89,728,911
                                                                       ------------  ------------  -----------  ------------
End Of Period                                                          $101,706,051  $ 98,729,727  $73,915,544  $ 70,523,514
                                                                       ============  ============  ===========  ============

                                                                             VALIC COMPANY I             VALIC COMPANY I
                                                                           EMERGING ECONOMIES            GLOBAL STRATEGY
                                                                                  FUND                        FUND
                                                                       --------------------------  --------------------------
                                                                               DIVISION 87                 DIVISION 88
                                                                       --------------------------  --------------------------
                                                                         FOR THE       FOR THE       FOR THE       FOR THE
                                                                        YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                       DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                           2012          2011          2012          2011
                                                                       ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                        $ (1,011,550) $    129,163  $ 21,954,873  $ 17,363,127
   Net Realized Gains (Losses) From Securities Transactions               6,403,363    (7,844,070)   26,306,670     4,561,859
   Net Change In Unrealized Appreciation (Depreciation) During The
     Period                                                              48,890,363   (27,164,827)   30,407,518   (36,193,357)
                                                                       ------------  ------------  ------------  ------------
Increase (Decrease) In Net Assets From Operations                        54,282,176   (34,879,734)   78,669,061   (14,268,371)
                                                                       ------------  ------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                                38,692,026    15,053,807    31,999,686    38,446,014
   Surrenders Of Accumulation Units By Terminations And Withdrawals     (44,009,278)  (19,294,921)  (38,700,181)  (49,609,115)
   Annuity Benefit Payments                                                  (3,852)       (4,498)      (46,692)      (47,563)
   Transfers Between Subaccounts (including fixed account), Net         318,248,726     3,871,602   (88,916,763)  (25,538,217)
   Contract Charges                                                         (99,986)      (66,526)      (57,759)      (62,643)
   Adjustments to Net Assets Allocated to Contracts in Payout Period        (23,367)       23,562       (16,632)       15,773
   Increase (decrease) in Amounts Retained in Separate Account A                 --            --            --            --
                                                                       ------------  ------------  ------------  ------------
   Net Increase (Decrease) In Net Assets From Contract Transactions     312,804,269      (416,974)  (95,738,341)  (36,795,751)
                                                                       ------------  ------------  ------------  ------------
Total Increase (Decrease) In Net Assets                                 367,086,445   (35,296,708)  (17,069,280)  (51,064,122)

NET ASSETS:
Beginning Of Period                                                     219,562,966   254,859,674   459,716,466   510,780,588
                                                                       ------------  ------------  ------------  ------------
End Of Period                                                          $586,649,411  $219,562,966  $442,647,186  $459,716,466
                                                                       ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         VALIC COMPANY I              VALIC COMPANY I
                                                                          FOREIGN VALUE             GLOBAL REAL ESTATE
                                                                              FUND                         FUND
                                                                  ----------------------------  --------------------------
                                                                           DIVISION 89                 DIVISION 101
                                                                  ----------------------------  --------------------------
                                                                     FOR THE        FOR THE       FOR THE       FOR THE
                                                                    YEAR ENDED     YEAR ENDED    YEAR ENDED    YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                                       2012           2011          2012          2011
                                                                  -------------  -------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                   $  18,664,688  $  15,479,819  $  2,178,077  $  3,180,720
   Net Realized Gains (Losses) From Securities Transactions             681,052      1,241,425    17,697,040    29,157,805
   Net Change In Unrealized Appreciation (Depreciation) During
     The Period                                                     119,569,909   (148,313,318)   52,872,149   (54,958,669)
                                                                  -------------  -------------  ------------  ------------
Increase (Decrease) In Net Assets From Operations                   138,915,649   (131,592,074)   72,747,266   (22,620,144)
                                                                  -------------  -------------  ------------  ------------
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                            61,706,544     78,479,784    32,366,015    36,945,983
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                                    (83,130,343)   (93,720,882)  (25,605,435)  (19,836,656)
   Annuity Benefit Payments                                              (6,323)        (7,883)         (283)          (81)
   Transfers Between Subaccounts (including fixed account), Net     (81,528,990)     2,925,446     2,672,015      (764,503)
   Contract Charges                                                    (129,804)      (142,335)      (47,234)      (50,358)
   Adjustments to Net Assets Allocated to Contracts in Payout
     Period                                                              (4,917)         3,813            10           222
   Increase (decrease) in Amounts Retained in Separate Account A             --             --            --            --
                                                                  -------------  -------------  ------------  ------------
   Net Increase (Decrease) In Net Assets From Contract
     Transactions                                                  (103,093,833)   (12,462,057)    9,385,088    16,294,607
                                                                  -------------  -------------  ------------  ------------
Total Increase (Decrease) In Net Assets                              35,821,816   (144,054,131)   82,132,354    (6,325,537)

NET ASSETS:
Beginning Of Period                                                 831,210,832    975,264,963   244,296,977   250,622,514
                                                                  -------------  -------------  ------------  ------------
End Of Period                                                     $ 867,032,648  $ 831,210,832  $326,429,331  $244,296,977
                                                                  =============  =============  ============  ============

                                                                     INVESCO BALANCE-RISK         VALIC COMPANY I
                                                                      COMMODITY STRATEGY        DYNAMIC ALLOCATION
                                                                             FUND                      FUND
                                                                  -------------------------  -------------------------
                                                                         DIVISION 102            DIVISION 103/(1)/
                                                                  -------------------------  -------------------------
                                                                    FOR THE       FOR THE      FOR THE      FOR THE
                                                                   YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                  DECEMBER 31,  DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                                      2012          2011         2012         2011
                                                                  ------------  ------------ ------------ ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
   Net Investment Income (Loss)                                   $  2,634,254   $   (4,915) $        --      $--
   Net Realized Gains (Losses) From Securities Transactions             50,827         (507)          --       --
   Net Change In Unrealized Appreciation (Depreciation) During
     The Period                                                    (12,209,519)    (187,192)     (20,000)      --
                                                                  ------------   ----------  -----------      ---
Increase (Decrease) In Net Assets From Operations                   (9,524,438)    (192,614)     (20,000)      --
                                                                  ------------   ----------  -----------      ---
CONTRACT TRANSACTIONS:
   Payments Received From Contract Owners                           17,897,168      413,195           --       --
   Surrenders Of Accumulation Units By Terminations And
     Withdrawals                                                   (13,410,281)      25,118           --       --
   Annuity Benefit Payments                                                 --           --           --       --
   Transfers Between Subaccounts (including fixed account), Net    214,442,320    4,526,596        1,275       --
   Contract Charges                                                    (38,048)         (39)          --       --
   Adjustments to Net Assets Allocated to Contracts in Payout
     Period                                                                 --           --           --       --
   Increase (decrease) in Amounts Retained in Separate Account A            --           --   10,000,000       --
                                                                  ------------   ----------  -----------      ---
   Net Increase (Decrease) In Net Assets From Contract
     Transactions                                                  218,891,159    4,964,870   10,001,275       --
                                                                  ------------   ----------  -----------      ---
Total Increase (Decrease) In Net Assets                            209,366,721    4,772,256    9,981,275       --

NET ASSETS:
Beginning Of Period                                                  4,772,256           --           --       --
                                                                  ------------   ----------  -----------      ---
End Of Period                                                     $214,138,977   $4,772,256  $ 9,981,275      $--
                                                                  ============   ==========  ===========      ===

(1)Fund commenced operations on December 31, 2012.

  The accompanying notes are an integral part of these financial statements.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the "Separate Account") is a segregated investment account that was established by The Variable Annuity Life Insurance Company ("VALIC") to fund variable annuity insurance contracts issued by VALIC. VALIC is an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), a holding company, which through its subsidiaries is engaged in a broad range of insurance and insurance related activities, financial services, retirement savings and asset management. The Separate Account is registered with the Securities and Exchange Commission as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account includes the following variable annuity products:
Portfolio Director, Group Unit Purchase, IMPACT, Independence Plus, Potentia, and Equity Director.

The Separate Account contracts are sold primarily by VALIC's exclusive sales force. The distributor of these contracts is American General Distributors, Inc., an affiliate of VALIC; however, all commissions are paid by VALIC. No underwriting fees are paid in connection with the distribution of these contracts.

VALIC serves as the investment adviser to the VALIC Company I and II Series (formerly AIG Retirement Company I and II). VALIC also serves as the transfer agent and accounting services agent to the VALIC Company I and II Series. SunAmerica Asset Management Corporation ("SAAMCO"), an affiliate of VALIC, serves as investment sub-adviser to certain underlying mutual funds of each series. Third-party portfolio managers manage the remaining mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

Effective October 1, 2011, VALIC Company I Global Equity Fund and the VALIC Company I International Growth I Fund changed their names to the VALIC Company I Emerging Economies Fund and the VALIC Company I International Growth Fund, respectively. On November 1, 2011, the Invesco Balanced-Risk Commodity Strategy Fund commenced operations. On October 26, 2012, the SunAmerica 2015 High Watermark Fund closed. Effective December 31, 2012 the VALIC Company I Dynamic Allocation Fund commenced operations.

The Separate Account is comprised of sixty six sub-accounts or "divisions." Each division, which represents a variable investment vehicle available only through a VALIC annuity contract, invests in the Funds listed below.

VALIC COMPANY I FUNDS

Capital Conservation Fund (Division 1 and 7)      Blue Chip Growth Fund (Division 72)
Money Market I Fund (Division 2 and 6)            Health Sciences Fund (Division 73)
Mid Cap Index Fund (Division 4)                   Value Fund (Division 74)
Asset Allocation Fund (Division 5)                Broad Cap Value Income Fund (Division 75)
Government Securities Fund (Division 8)           Large Cap Core Fund (Division 76)
Stock Index Fund (Divisions 10A, B, C, and D)     Inflation Protected Fund (Division 77)
International Equities Fund (Division 11)         Growth Fund (Division 78)
Global Social Awareness Fund (Division 12)        Large Capital Growth Fund (Division 79)
International Government Bond Fund (Division 13)  Mid Cap Strategic Growth Fund (Division 83)
Small Cap Index Fund (Division 14)                Small Cap Special Values Fund (Division 84)
Core Equity Fund (Division 15)                    Small Mid Growth Fund (Division 85)
Growth & Income Fund (Division 16)                Small Cap Aggressive Growth Fund (Division 86)
Science & Technology Fund (Division 17)           Emerging Economies Fund (Division 87)
Small Cap Fund (Division 18)                      Global Strategy Fund (Division 88)
International Growth Fund (Division 20)           Foreign Value Fund (Division 89)
Dividend Value Fund (Division 21)                 Global Real Estate Fund (Division 101)
                                                  Dynamic Allocation Fund (Division 103)
Nasdaq-100(R) Index Fund (Division 46)

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION (CONTINUED)

VALIC COMPANY II FUNDS

International Small Cap Equity Fund (Division 33)  Money Market II Fund (Division 44)
Small Cap Growth Fund (Division 35)                Aggressive Growth Lifestyle Fund (Division 48)
Small Cap Value Fund (Division 36)                 Moderate Growth Lifestyle Fund (Division 49)
Mid Cap Growth Fund (Division 37)                  Conservative Growth Lifestyle Fund (Division 50)
Mid Cap Value Fund (Division 38)                   Core Bond Fund (Division 58)
Capital Appreciation Fund (Division 39)            Strategic Bond Fund (Division 59)
Large Cap Value Fund (Division 40)                 High Yield Bond Fund (Division 60)
Socially Responsible Fund (Division 41)

OTHER FUNDS

Vanguard Long-Term Investment-Grade Fund (Division 22)        Ariel Fund (Division 68)
Vanguard Long-Term Treasury Fund (Division 23)                Ariel Appreciation Fund (Division 69)
Vanguard Windsor II Fund (Division 24)                        Lou Holland Growth Fund (Division 70)
Vanguard Wellington Fund (Division 25)                        SunAmerica 2020 High Watermark Fund (Division 82)
Vanguard LifeStrategy Growth Fund (Division 52)               Invesco Balanced-Risk Commodity Strategy Fund
Vanguard LifeStrategy Moderate Growth Fund (Division 53)      (Division 102)
Vanguard LifeStrategy Conservative Growth Fund (Division 54)

The assets of the Separate Account are segregated from VALIC's other assets. The operations of the Separate Account are part of VALIC.

In addition to the sixty six divisions above, a contract owner may allocate contract funds to a fixed account, which is part of VALIC's general account. Contract owners should refer to the Portfolio Director prospectus, Group Unit Purchase prospectus, IMPACT prospectus, Independence Plus prospectus, and/or the Potentia prospectus for a complete description of the available Funds and fixed account.

Net premiums from the contracts are allocated to the divisions and invested in the Funds in accordance with contract owner instructions and are recorded as principal transactions in the Statements of Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principals general accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

INVESTMENT VALUATION: Investments in the Funds are valued at the net asset value per share at the close of each business day as reported by each Fund, which value their securities at fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME: Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale. The cost basis to calculate the realized gains and losses is determined by recording purchases and subsequent sales on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

RESERVES FOR ANNUITY CONTRACTS ON BENEFIT: Participants are able to elect assumed interest rates between 3.0% and 6.0% in determining annuity payments. Reserves are calculated according to the 1983(a) Individual Mortality Table, the Annuity 2000 Mortality Table, and the 1994 Group Annuity Reserve Mortality Table, depending on the calendar year of annuitization.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, VALIC makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to VALIC. VALIC received a net mortality transfer from the Separate Account of $583,654 and $362,484 for the years ended December 31, 2012 and 2011, respectively.

ACCUMULATION UNITS: Accumulation units are the basic valuation unit of a deferred variable annuity. Such units are valued daily to reflect investment performance and the prorated daily deduction for mortality and expense risk charges, net of any applicable expense reimbursements. VALIC offers both standard and enhanced contracts, which have different mortality and expense risk charges.

FEDERAL INCOME TAXES: VALIC qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of VALIC and are not taxed separately. Under the current provisions of the Code, VALIC does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. Based on this, no charge is being made currently to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code.

3. FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Separate Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Separate Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most separate account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Separate Account assets measured at fair value as of December 31, 2012 consist of investments registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2011, and respective hierarchy levels. As all assets of the Separate Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2011, is presented.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS

Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

MORTALITY AND EXPENSE RISK CHARGE: Deductions for mortality and expense risks assumed by VALIC are calculated daily, at an annual rate, on the average daily net asset value of the underlying Funds comprising the divisions attributable to the contract owners and are paid to VALIC. The mortality and expense risk charges for each division is shown in the table below. The charges range from 0.21% to 2.10% based on the average daily net asset value of each division. The exact rate depends on the particular product issued and the division selected. This charge is guaranteed and cannot be increased by VALIC. The mortality and expense risk charges are to compensate VALIC for assuming mortality and expense risks under the contract. The mortality risk that VALIC assumes is the obligation to provide payments during the payout period for the life of the contract, no matter how long that might be. In addition, VALIC assumes the obligation to pay during the purchase period a death benefit. The expense risk is VALIC's obligation to cover the cost of issuing and administering the contract, no matter how large the cost may be. These charges are included on the mortality and expense risk charge line of the Statement of Operations.

DIVISIONS                                                            RISK CHARGES
---------                                                            ------------
Group Unit Purchase                                0.85% on the first $10 million
10B                                                0.425% on the next $90 million
                                                   0.21% on the excess over $100 million

Portfolio Director, Impact, Independence Plus      0.40% - 1.85%
1, 2, 4 through 8, 10A, 10C, 10D, 11 through 18,
  20, 21, 30, 33, 35 through 41, 44 through 46,
  48 through 50, 58 through 60, 72 through 80, 83
  through 103

Portfolio Director                                 0.65% - 1.25%
22 through 28, 31, 32, 47, 52 through 57,
  61 through 71, 82

Potentia Product                                   0.95% - 1.45%
4, 6, 10C, 12, 14, 16, 17, 26 through 28, 31, 35,
  39, 47 through 50, 58, 59, 78, 79, 83, 87

Equity Director                                    1.60% - 2.10%
1 through 80, 83 through 102

Mortality and expense risk charges of the Separate Account's divisions' 10A and 10B (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

DIVISIONS                                                         EXPENSE LIMITATIONS
---------                                                         -------------------
Group Unit Purchase                                1.4157% on the first $359,065,787
10A                                                1.36% on the next $40,934,213
                                                   1.32% on the excess over $400 million

10B                                                0.6966% on the first $25,434,267
                                                   0.50% on the first $74,565,733
                                                   0.25% on the excess over $100 million

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. CHARGES AND DEDUCTIONS (CONTINUED)

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or their affiliates have an agreement with VALIC to pay VALIC for administrative and shareholder services provided to the underlying Fund. VALIC applied these payments to reduce its charges to the division investing in that Fund. In addition, VALIC currently reimburses or credits certain divisions a portion of VALIC's mortality and expense risk charges, as shown in the table above. The reimbursements are included on the reimbursement of expenses line of the Statement of Operations. Such crediting arrangements are voluntary, and may be changed by VALIC at any time. The expense reimbursements are credited at the annual rates shown below.

           DIVISIONS                                EXPENSE REDUCTION
           ---------                                -----------------
           22, 23, 32, 33, 35 through 41, 44, 48
             through 50, 58 through 71                    0.25%

ACCOUNT MAINTENANCE CHARGE: An account maintenance charge of $3.75 is assessed on each contract (except those relating to divisions 10A and 10B, contracts within division 10D are assessed a $30 annual maintenance charge) by VALIC on the last day of the calendar quarter in which VALIC receives the first purchase payment, and in quarterly installments thereafter during the accumulation period. The account maintenance charge is to reimburse VALIC for administrative expenses for establishing and maintaining the record keeping for the divisions. Account maintenance charges for all divisions in the Separate Account totaled $4,032,742 and $4,208,644 for the years ended December 31, 2012 and 2011, respectively. These charges are paid by redemption of units outstanding and are included as part of the contract charges line of the Statement of Changes in Net Assets.

SURRENDER CHARGE: When money is withdrawn from a participant's account, a surrender charge may be deducted from the amount withdrawn. VALIC received surrender charges of $4,257,806 and $3,933,292 for the years ended December 31, 2012 and 2011, respectively. The surrender charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments into divisions 10A and 10B are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. VALIC received $6,270 and $117 for the year ended December 31, 2012, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. VALIC received $6,354 and $213 for the year ended December 31, 2011, in sales and administrative charges on variable annuity purchase payments for divisions 10A and 10B, respectively. The sales and administrative charges are paid by redemption of units outstanding and represent the sum of all divisions presented in the Separate Account. These charges are included as part of the purchase payments line of the Statement of Changes in Net Assets.

PREMIUM TAX CHARGE: Taxes on purchase payments are imposed by some states, cities, and towns. The rate will range from 0% to 3.5%. If the law of the state, city, or town requires premium taxes to be paid when purchase payments are made, VALIC will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin.

GUARANTEED MINIMUM WITHDRAWAL CHARGE: An optional annualized fee percentage of 0.65% for a guaranteed minimum withdrawal benefit ("GMWB") charge may be assessed on certain contracts based on eligible purchase payments made into the contract (called the "Benefit Base"). The fee is deducted quarterly and is calculated as a percentage of the Benefit Base on the date the fee is deducted. The GMWB charges for all divisions in the Separate Account totaled $18,560,128 and $10,650,607 for the years ended December 31, 2012 and 2011, respectively. These charges are paid by redemption of units outstanding and are included as part of the surrenders of accumulation units by termination and withdrawal line of the Statement of Changes in Net Assets.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

OTHER MATTERS RELATED TO SEPARATE ACCOUNT CHARGES: Capital surplus (which represents VALIC's investment in the Separate Account) amounts reflected in the statements of net assets for Divisions 44, 75, 77 and 101 are not subject to contract owner charges since they do not represent reserves for annuity contracts issued.

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of shares acquired and the aggregate proceeds from shares sold during the year ended December 31, 2012 consist of the following:

                                                                   COST OF     PROCEEDS FROM
UNDERLYING FUND                                       DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                       -------- --------------- -------------
VALIC Company I Capital Conservation Fund                 1     $  1,048,686   $ 16,535,818
VALIC Company I Capital Conservation Fund                 7       56,508,627      4,325,264
VALIC Company I Money Market I Fund                       2           25,531        123,129
VALIC Company I Money Market I Fund                       6      102,928,057    128,006,024
VALIC Company I Mid Cap Index Fund                        4      169,634,730    217,066,638
VALIC Company I Asset Allocation Fund                     5       29,031,599     24,429,677
VALIC Company I Government Securities Fund                8       20,448,854     22,378,830
VALIC Company I Stock Index Fund                        10A        1,048,686     16,535,818
VALIC Company I Stock Index Fund                        10B           69,037      1,184,530
VALIC Company I Stock Index Fund                        10C      147,600,960    273,402,733
VALIC Company I Stock Index Fund                        10D          289,919      1,155,772
VALIC Company I International Equities Fund              11      140,307,686    234,926,716
VALIC Company I Global Social Awareness Fund             12       14,550,186     39,834,438
VALIC Company I International Government Bond Fund       13       36,427,314     60,534,463
VALIC Company I Small Cap Index Fund                     14       27,702,146    106,314,479
VALIC Company I Core Equity Fund                         15        6,249,715     26,156,860
VALIC Company I Growth & Income Fund                     16        6,148,449     11,173,792
VALIC Company I Science & Technology Fund                17       10,197,573     88,890,157
VALIC Company I Small Cap Fund                           18        4,666,315     40,775,170
VALIC Company I International Growth Fund                20       56,063,972     52,899,750
VALIC Company I Dividend Value Fund                      21      164,722,098     15,143,651
Vanguard LT Investment-Grade Fund                        22       92,818,851     34,440,738
Vanguard LT Treasury Fund                                23       46,734,143     51,901,810
Vanguard Windsor II Fund                                 24       45,612,434    179,423,833
Vanguard Wellington Fund                                 25       98,594,078    160,001,706
VALIC Company II International Small Cap Equity Fund     33       21,968,337    134,692,530
VALIC Company II Small Cap Growth Fund                   35       17,665,284     16,015,242
VALIC Company II Small Cap Value Fund                    36       35,788,527     46,215,829
VALIC Company II Mid Cap Growth Fund                     37       10,366,925     47,209,853
VALIC Company II Mid Cap Value Fund                      38       52,172,924     54,171,531
VALIC Company II Capital Appreciation Fund               39        5,916,451      5,152,601
VALIC Company II Large Cap Value Fund                    40        7,969,060     33,819,003
VALIC Company II Socially Responsible Fund               41       15,924,691    217,142,379
VALIC Company II Money Market II Fund                    44       66,856,360     86,308,617
VALIC Company I Nasdaq-100(R) Index Fund                 46       38,440,498     15,060,309
VALIC Company II Aggressive Growth Lifestyle Fund        48      108,629,083     19,795,793
VALIC Company II Moderate Growth Lifestyle Fund          49      170,479,809     19,835,114
VALIC Company II Conservative Growth Lifestyle Fund      50      107,493,048     37,530,992
Vanguard LifeStrategy Growth Fund                        52       19,820,109     15,607,673
Vanguard LifeStrategy Moderate Growth Fund               53       27,278,870     17,104,066

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS (CONTINUED)

                                                               COST OF     PROCEEDS FROM
UNDERLYING FUND                                   DIVISION SHARES ACQUIRED  SHARES SOLD
---------------                                   -------- --------------- -------------
Vanguard LifeStrategy Conservative Growth Fund       54       15,948,239      8,335,055
VALIC Company II Core Bond Fund                      58      126,697,408     53,702,320
VALIC Company II Strategic Bond Fund                 59      119,278,901     23,676,989
VALIC Company II High Yield Bond Fund                60       87,540,167     19,999,377
Ariel Fund                                           68       11,682,215     50,141,484
Ariel Appreciation Fund                              69       48,321,283     33,840,212
Lou Holland Growth Fund                              70       13,287,877      9,045,790
VALIC Company I Blue Chip Growth Fund                72       25,229,504     32,858,929
VALIC Company I Health Sciences Fund                 73       67,030,437     16,821,062
VALIC Company I Value Fund                           74        4,825,440     43,535,584
VALIC Company I Broad Cap Value Income Fund          75        7,799,010      6,545,533
VALIC Company I Large Cap Core Fund                  76       30,523,201     23,846,578
VALIC Company I Inflation Protected Fund             77       98,326,646     33,186,347
VALIC Company I Growth Fund                          78       57,230,904     69,223,956
VALIC Company I Large Capital Growth Fund            79       32,890,521     39,446,663
SunAmerica 2015 High Watermark Fund                  81            3,265     20,571,465
SunAmerica 2020 High Watermark Fund                  82        3,480,028      6,808,480
VALIC Company I Mid Cap Strategic Growth Fund        83       11,027,311     39,449,713
VALIC Company I Small Cap Special Values Fund        84        7,102,410     24,886,696
VALIC Company I Small Mid Growth Fund                85        4,562,391     12,748,895
VALIC Company I Small Cap Aggressive Growth Fund     86        4,879,488     10,815,278
VALIC Company I Emerging Economies Fund              87      345,507,439     33,530,520
VALIC Company I Global Strategy Fund                 88       36,043,222    109,297,169
VALIC Company I Foreign Value Fund                   89       51,898,612    135,672,419
VALIC Company I Global Real Estate Fund             101       52,244,958     31,509,587
Invesco Balanced-Risk Commodity Strategy Fund       102      225,258,831      3,718,908
VALIC Company I Dynamic Allocation Fund             103       10,001,275             --

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of       CAPITAL CONSERVATION     CAPITAL CONSERVATION       MONEY MARKET I
the increase (decrease) in units outstanding as of               FUND                     FUND                    FUND
December 31, 2012.                                     -----------------------  -----------------------  -----------------------
                                                              DIVISION 1               DIVISION 7              DIVISION 2
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/        1.85% /(6)/        1.00% /(2) (3) (4) (5)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               6.493891                 1.091896                 2.927548

Accumulation Units Issued                                               19,004                  364,765                    7,654
Accumulation Units Redeemed                                            (61,089)                (189,865)                 (38,593)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  (42,085)                 174,900                  (30,939)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                            1.00% /(2) (3) (4) (5)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.636534

Accumulation Units Issued                                                                     9,197,353
Accumulation Units Redeemed                                                                  (3,785,576)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                         5,411,777
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.80% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.833180

Accumulation Units Issued                                                                     5,404,215
Accumulation Units Redeemed                                                                  (2,061,412)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                         3,342,803
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.60% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        4.046194

Accumulation Units Issued                                                                       651,326
Accumulation Units Redeemed                                                                    (120,676)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                           530,650
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.40% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        1.295000

Accumulation Units Issued                                                                            --
Accumulation Units Redeemed                                                                          --
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --
                                                                                =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of         MONEY MARKET I            MID CAP INDEX           ASSET ALLOCATION
the increase (decrease) in units outstanding as of              FUND                     FUND                      FUND
December 31, 2012.                                     -----------------------  -----------------------  -----------------------
                                                             DIVISION 6               DIVISION 4                DIVISION 5
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/              1.85% /(6)/              1.85% /(6)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               0.963856                 1.109821                 1.102177

Accumulation Units Issued                                            2,119,415                2,414,889                1,089,932
Accumulation Units Redeemed                                         (2,222,773)              (1,200,617)                (680,499)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                 (103,358)               1,214,272                  409,433
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/              1.45% /(1)/        1.00% /(2) (3) (4) (5)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.025855                 1.832414                 6.262293

Accumulation Units Issued                                               34,322                    2,009                2,480,600
Accumulation Units Redeemed                                            (17,677)                 (10,574)              (2,507,517)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                   16,645                   (8,565)                 (26,917)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/  1.00%/ (2) (3) (4) (5)/        0.80% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.067129                13.048225                 6.626709

Accumulation Units Issued                                           28,135,823                4,741,354                1,748,079
Accumulation Units Redeemed                                        (35,781,320)             (13,999,324)              (1,458,560)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding               (7,645,497)              (9,257,970)                 289,519
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/              0.95% /(1)/              0.60% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.065268                 2.118910                 7.027574

Accumulation Units Issued                                                   --                       --                   16,632
Accumulation Units Redeemed                                                 --                       --                   (6,966)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                       --                       --                    9,666
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/              0.80% /(2)/               0.40% (2)
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.179509                13.829406                 1.197710

Accumulation Units Issued                                            8,941,272                1,655,553                       --
Accumulation Units Redeemed                                        (12,005,030)              (3,486,959)                      --
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding               (3,063,758)              (1,831,406)                      --
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/              0.60%/ (2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               2.300488                14.692846

Accumulation Units Issued                                              699,853                  173,044
Accumulation Units Redeemed                                           (700,194)                (185,532)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                     (341)                 (12,488)
                                                       =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40%/ (2)/              0.40%/ (2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               1.011555                 1.177099

Accumulation Units Issued                                           29,010,698                1,448,188
Accumulation Units Redeemed                                        (27,955,916)              (2,293,858)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                1,054,782                 (845,670)
                                                       =======================  =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                     VALIC COMPANY I        VALIC COMPANY I     VALIC COMPANY I
                                                                  GOVERNMENT SECURITIES       STOCK INDEX         STOCK INDEX
The accumulation units outstanding and analysis of the increase           FUND                   FUND                FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------------  ---------------------  ---------------
                                                                       DIVISION 8            DIVISION 10A        DIVISION 10B
                                                                  ---------------------  ---------------------  ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/       1.00% /(2) (3)(4)(5)/   0.4335% /(3)/
                                                                  ---------------------  ---------------------   -------------
Accumulation Unit Value                                                        1.097147              27.953606       48.562447

Accumulation Units Issued                                                       335,932                 80,508           2,310
Accumulation Units Redeemed                                                    (154,023)              (600,622)        (24,752)
                                                                  ---------------------  ---------------------   -------------
Increase (Decrease) in Accumulation Units Outstanding                           181,909               (520,114)        (22,442)
                                                                  =====================  =====================   =============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2) (3)(4)(5)/
                                                                  ---------------------
Accumulation Unit Value                                                        3.588922

Accumulation Units Issued                                                     3,502,180
Accumulation Units Redeemed                                                  (4,097,896)
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                          (595,716)
                                                                  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/
                                                                  ---------------------
Accumulation Unit Value                                                        3.783007

Accumulation Units Issued                                                     1,449,806
Accumulation Units Redeemed                                                  (2,112,007)
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                          (662,201)
                                                                  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/
                                                                  ---------------------
Accumulation Unit Value                                                        3.993154

Accumulation Units Issued                                                        50,144
Accumulation Units Redeemed                                                     (34,165)
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                            15,979
                                                                  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/
                                                                  ---------------------
Accumulation Unit Value                                                        1.259325

Accumulation Units Issued                                                            --
Accumulation Units Redeemed                                                          --
                                                                  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                --
                                                                  =====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                VALIC COMPANY I        VALIC COMPANY I        VALIC COMPANY I
The accumulation units outstanding and analysis of                STOCK INDEX            STOCK INDEX       INTERNATIONAL EQUITIES
the increase (decrease) in units outstanding as of                   FUND                   FUND                    FUND
December 31, 2012.                                           ---------------------  ---------------------  ----------------------
                                                                 DIVISION 10C           DIVISION 10D            DIVISION 11
                                                             ---------------------  ---------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/       1.00% /(2) (3)(4)(5)/       1.85% /(6)/
                                                             ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                                   1.134086              10.516091               0.979993

Accumulation Units Issued                                                1,250,128                 41,681                290,577
Accumulation Units Redeemed                                               (483,584)              (112,480)              (157,057)
                                                             ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                      766,544                (70,799)               133,520
                                                             =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.45% /(1)/                              1.00% /(2) (3)(4)(5)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   1.094293                                      1.656905

Accumulation Units Issued                                                    3,723                                    68,047,990
Accumulation Units Redeemed                                                 (8,696)                                 (125,534,740)
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                       (4,973)                                  (57,486,750)
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2) (3)(4)(5)/                               0.80%/(2)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   5.933717                                      1.735153

Accumulation Units Issued                                                9,706,327                                    15,254,501
Accumulation Units Redeemed                                            (37,508,596)                                  (26,505,647)
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                  (27,802,269)                                  (11,251,146)
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.95% /(1)/                                   0.60% /(2)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   1.555073                                      1.817872

Accumulation Units Issued                                                       --                                       192,405
Accumulation Units Redeemed                                                     --                                    (1,359,949)
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                           --                                    (1,167,544)
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/                                    0.40%/(2)/
                                                             ---------------------                         ---------------------
Accumulation Unit Value                                                   6.233635                                      0.739639

Accumulation Units Issued                                                1,663,065                                            --
Accumulation Units Redeemed                                             (8,860,432)                                           --
                                                             ---------------------                         ---------------------
Increase (Decrease) in Accumulation Units Outstanding                   (7,197,367)                                           --
                                                             =====================                         =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/
                                                             ---------------------
Accumulation Unit Value                                                   6.563499

Accumulation Units Issued                                                  491,360
Accumulation Units Redeemed                                               (776,942)
                                                             ---------------------
Increase (Decrease) in Accumulation Units Outstanding                     (285,582)
                                                             =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/
                                                             ---------------------
Accumulation Unit Value                                                   0.995939

Accumulation Units Issued                                                3,942,971
Accumulation Units Redeemed                                             (5,623,232)
                                                             ---------------------
Increase (Decrease) in Accumulation Units Outstanding                   (1,680,261)
                                                             =====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                               VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the         SOCIAL AWARENESS    INT'L GOVERNMENT BOND    SMALL CAP INDEX
increase (decrease) in units outstanding as of                       FUND                  FUND                  FUND
December 31, 2012.                                           --------------------  --------------------- --------------------
                                                                 DIVISION 12            DIVISION 13           DIVISION 14
                                                             --------------------  --------------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  1.060548              1.093819              1.070274

Accumulation Units Issued                                                      --             3,314,346             1,370,752
Accumulation Units Redeemed                                                    --            (2,427,422)           (1,022,118)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --               886,924               348,634
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.45% /(1)/      1.00% /(2)(3)(4)(5)/       1.45% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  0.992058              3.231730              1.586029

Accumulation Units Issued                                                      --             6,651,030                 1,791
Accumulation Units Redeemed                                                    --           (16,273,677)               (3,058)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --            (9,622,647)               (1,267)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/       0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  4.103112              3.369388              4.256311

Accumulation Units Issued                                               2,358,039             1,641,737             4,991,492
Accumulation Units Redeemed                                            (4,127,918)           (2,812,107)          (19,897,810)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (1,769,879)           (1,170,370)          (14,906,318)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.95% /(1)/            0.60%(2)             0.95% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  1.387857              3.515818              1.879878

Accumulation Units Issued                                                      --                57,563                    --
Accumulation Units Redeemed                                                    --              (162,409)                   --
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --              (104,846)                   --
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/           0.40% /(2)/           0.80% /(2)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  4.290536              1.338535              4.430135

Accumulation Units Issued                                                 780,988                   185               827,905
Accumulation Units Redeemed                                            (5,958,940)               (2,143)           (5,519,230)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (5,177,952)               (1,958)           (4,691,325)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/                                 0.60% /(2)/
                                                             --------------------                        --------------------
Accumulation Unit Value                                                  4.495022                                    4.617371

Accumulation Units Issued                                                 113,372                                      99,394
Accumulation Units Redeemed                                              (171,860)                                   (441,586)
                                                             --------------------                        --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (58,488)                                   (342,192)
                                                             ====================                        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/                                 0.40% /(2)/
                                                             --------------------                        --------------------
Accumulation Unit Value                                                  0.891390                                    1.072317

Accumulation Units Issued                                                   3,523                                   1,412,534
Accumulation Units Redeemed                                              (143,292)                                 (1,643,184)
                                                             --------------------                        --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (139,769)                                   (230,650)
                                                             ====================                        ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                VALIC COMPANY I       VALIC COMPANY I      VALIC COMPANY I
The accumulation units outstanding and analysis of the            CORE EQUITY         GROWTH & INCOME    SCIENCE & TECHNOLOGY
increase (decrease) in units outstanding as of                       FUND                  FUND                  FUND
December 31, 2012.                                           --------------------  --------------------  --------------------
                                                                  DIVISION 15           DIVISION 16          DIVISION 17
                                                             --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  1.095162              1.044905              1.015975

Accumulation Units Issued                                                 555,234               570,452               142,260
Accumulation Units Redeemed                                              (369,790)             (350,436)              (72,805)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     185,444               220,016                69,455
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/       1.45% /(1)/           1.45% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  2.285999              0.947441              0.661302

Accumulation Units Issued                                               1,646,531                   523                 2,168
Accumulation Units Redeemed                                            (9,533,965)               (8,768)               (1,026)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (7,887,434)               (8,245)                1,142
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  2.370065              2.359321              2.943230

Accumulation Units Issued                                                 544,374             2,126,259             3,110,761
Accumulation Units Redeemed                                            (2,139,529)           (3,713,451)          (23,387,186)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (1,595,155)           (1,587,192)          (20,276,425)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/           0.95% /(1)/           0.95% /(1)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  2.460309              1.340865              1.652232

Accumulation Units Issued                                                  31,879                    --                    --
Accumulation Units Redeemed                                               (86,091)                   --                    --
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (54,212)                   --                    --
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                             --------------------  --------------------  --------------------
Accumulation Unit Value                                                  0.929537              2.446240              3.050881

Accumulation Units Issued                                                   2,155               447,082             2,178,755
Accumulation Units Redeemed                                               (63,707)           (1,025,694)           (6,105,456)
                                                             --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (61,552)             (578,612)           (3,926,701)
                                                             ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.60% /(2)/           0.60% /(2)/
                                                                                   --------------------  --------------------
Accumulation Unit Value                                                                        2.539408              3.167184

Accumulation Units Issued                                                                        15,491               205,690
Accumulation Units Redeemed                                                                     (66,224)             (295,635)
                                                                                   --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                           (50,733)              (89,945)
                                                                                   ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.40% /(2)/           0.40% /(2)/
                                                                                   --------------------  --------------------
Accumulation Unit Value                                                                        0.876053              1.042741

Accumulation Units Issued                                                                            --             1,183,411
Accumulation Units Redeemed                                                                          --            (2,199,643)
                                                                                   --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --            (1,016,232)
                                                                                   ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                              VALIC COMPANY I      VALIC COMPANY I        VALIC COMPANY I
The accumulation units outstanding and analysis of the           SMALL CAP       INTERNATIONAL GROWTH     DIVIDEND VALUE
increase (decrease) in units outstanding as of                     FUND                  FUND                  FUND
December 31, 2012.                                         --------------------  --------------------  --------------------
                                                                DIVISION 18          DIVISION 20            DIVISION 21
                                                           --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.107888              1.044568              1.173530

Accumulation Units Issued                                               574,135             2,916,520             2,172,502
Accumulation Units Redeemed                                            (248,845)             (698,712)             (921,223)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                   325,290             2,217,808             1,251,279
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                3.199722              2.410812              1.904739

Accumulation Units Issued                                             1,365,182             8,766,264            67,083,058
Accumulation Units Redeemed                                         (10,565,317)          (13,528,432)           (4,892,803)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                (9,200,135)           (4,762,168)           62,190,255
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                3.332073              2.509668              2.003624

Accumulation Units Issued                                               835,871            12,787,797            18,305,538
Accumulation Units Redeemed                                          (2,680,006)          (11,001,458)           (4,050,911)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                (1,844,135)            1,786,339            14,254,627
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                3.484543              2.615705              2.114976

Accumulation Units Issued                                               204,294             1,507,922               838,949
Accumulation Units Redeemed                                            (195,808)             (317,743)             (299,976)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     8,486             1,190,179               538,973
                                                           ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.131967              0.881700              0.981036

Accumulation Units Issued                                                    --                    --                 2,255
Accumulation Units Redeemed                                                  --                    --              (149,348)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                        --                    --              (147,093)
                                                           ====================  ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                        VANGUARD              VANGUARD         VANGUARD
                                                                  LONG-TERM INVESTMENT   LONG-TERM TREASURY   WINDSOR II
The accumulation units outstanding and analysis of the increase        GRADE FUND               FUND             FUND
(decrease) in units outstanding as of December 31, 2012.          --------------------  --------------------  -----------
                                                                      DIVISION 22           DIVISION 23       DIVISION 24
                                                                  --------------------  --------------------  -----------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/           1.85% /(6)/      2.10% /(6)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.260880              1.288888     1.149401

Accumulation Units Issued                                                      690,063               256,453      327,812
Accumulation Units Redeemed                                                   (486,359)             (287,981)    (155,755)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          203,704               (31,528)     172,057
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.25% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.005726              3.117635     2.651970

Accumulation Units Issued                                                   23,774,048             6,763,827    8,941,085
Accumulation Units Redeemed                                                 (8,087,304)          (11,056,684) (52,429,870)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                       15,686,744            (4,292,857) (43,488,785)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/           0.80% /(2)/      1.05% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.191828              3.281921     2.791851

Accumulation Units Issued                                                    3,527,777             3,222,019    1,854,843
Accumulation Units Redeemed                                                 (4,080,427)           (5,450,472) (16,441,988)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                         (552,650)           (2,228,453) (14,587,145)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/           0.60% /(2)/      0.85% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.402419              3.461904     2.949977

Accumulation Units Issued                                                      135,284               293,598      257,600
Accumulation Units Redeemed                                                   (150,825)             (209,236)    (573,544)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (15,541)               84,362     (315,944)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/           0.40% /(2)/      0.65% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.595486              1.600308     0.958307

Accumulation Units Issued                                                          857                 2,590    2,463,378
Accumulation Units Redeemed                                                    (17,458)              (95,724)  (2,946,293)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (16,601)              (93,134)    (482,915)
                                                                  ====================  ====================  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                   VANGUARD       VALIC COMPANY II     VALIC COMPANY II
                                                                  WELLINGTON   INTERNATIONAL GROWTH II SMALL CAP GROWTH
The accumulation units outstanding and analysis of the increase      FUND               FUND                 FUND
(decrease) in units outstanding as of December 31, 2012.          -----------  ----------------------- ----------------
                                                                  DIVISION 25        DIVISION 33         DIVISION 35
                                                                  -----------  ----------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              2.10% /(6)/        1.60% /(6)/         1.60% /(6)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              1.121004           0.950039            1.042993

Accumulation Units Issued                                           1,027,553            355,376             320,648
Accumulation Units Redeemed                                          (567,763)          (297,987)           (264,211)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding                 459,790             57,389              56,437
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.25% /(2)/        0.75% /(2)/         1.45% /(1)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              3.061214           1.815052            0.968794

Accumulation Units Issued                                          12,446,902          8,210,015                 812
Accumulation Units Redeemed                                       (32,850,233)       (72,564,279)               (189)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding             (20,403,331)       (64,354,264)                623
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.05% /(2)/        0.55% /(2)/         0.95% /(1)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              3.247949           1.867800            1.700932

Accumulation Units Issued                                           4,470,612          1,274,066                  --
Accumulation Units Redeemed                                       (18,999,162)        (7,014,072)                 --
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding             (14,528,550)        (5,740,006)                 --
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.85% /(2)/        0.35% /(2)/         0.75% /(2)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              3.462184           1.922198            1.819330

Accumulation Units Issued                                             700,365             53,227           5,783,426
Accumulation Units Redeemed                                        (1,477,045)          (648,278)         (7,266,647)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding                (776,680)          (595,051)         (1,483,221)
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.65% /(2)/        0.15% /(2)/         0.55% /(2)/
                                                                  -----------        -----------         -----------
Accumulation Unit Value                                              1.168794           0.768244            1.872187

Accumulation Units Issued                                           2,708,574                 --             832,180
Accumulation Units Redeemed                                        (3,929,081)                --          (1,631,235)
                                                                  -----------        -----------         -----------
Increase (Decrease) in Accumulation Units Outstanding              (1,220,507)                --            (799,055)
                                                                  ===========        ===========         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.35% /(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                     1.926748

Accumulation Units Issued                                                                                     93,059
Accumulation Units Redeemed                                                                                 (190,124)
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                        (97,065)
                                                                                                         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.15% /(2)/
                                                                                                         -----------
Accumulation Unit Value                                                                                     0.911530

Accumulation Units Issued                                                                                         --
Accumulation Units Redeemed                                                                                       --
                                                                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding                                                             --
                                                                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
                                                                  SMALL CAP VALUE   MID CAP GROWTH   MID CAP VALUE
The accumulation units outstanding and analysis of the increase         FUND             FUND             FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------- ---------------- ----------------
                                                                    DIVISION 36      DIVISION 37      DIVISION 38
                                                                  ---------------- ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               1. 027846        1. 023046        1. 075769

Accumulation Units Issued                                               372,907          380,850          821,946
Accumulation Units Redeemed                                            (294,153)        (210,782)        (449,630)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                    78,754          170,068          372,316
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/      0.75% /(2)/      0.75% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               2. 563639        1. 414791        3. 743543

Accumulation Units Issued                                            11,193,433        6,342,269       15,026,330
Accumulation Units Redeemed                                         (14,549,204)     (30,200,524)      (7,954,678)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (3,355,771)     (23,858,255)       7,071,652
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/      0.55% /(2)/      0.55% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               2. 638055        1. 455838        3. 852214

Accumulation Units Issued                                             1,135,643          623,168          789,656
Accumulation Units Redeemed                                          (3,979,937)      (2,950,227)      (7,476,739)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (2,844,294)      (2,327,059)      (6,687,083)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/      0.35% /(2)/      0.35% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               2. 714913        1. 498297        3. 964466

Accumulation Units Issued                                                44,493           35,000           74,426
Accumulation Units Redeemed                                            (532,465)        (201,783)        (526,059)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  (487,972)        (166,783)        (451,633)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/      0.15% /(2)/      0.15% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                               1. 062080        0. 934678        1. 048630

Accumulation Units Issued                                               391,542               --          591,436
Accumulation Units Redeemed                                            (791,697)              --         (868,853)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  (400,155)              --         (277,417)
                                                                    ===========      ===========      ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
The accumulation units outstanding and analysis of the  CAPITAL APPRECIATION LARGE CAP VALUE  SOCIALLY RESPONSIBLE
increase (decrease) in units outstanding as of                  FUND               FUND               FUND
December 31, 2012.                                      -------------------- ---------------- --------------------
                                                            DIVISION 39        DIVISION 40        DIVISION 41
                                                        -------------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.60% /(6)/        1.60% /(6)/         1.60% /(6)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.120727           1.082893            1.130592

Accumulation Units Issued                                       192,681          1,440,943              29,115
Accumulation Units Redeemed                                     (97,015)          (821,701)            (25,303)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding            95,666            619,242               3,812
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.45% /(1)/        0.75% /(2)/         0.75% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        0.809951           1.876768            1.607632

Accumulation Units Issued                                         2,823          2,564,950           7,218,778
Accumulation Units Redeemed                                        (215)       (15,952,416)       (121,157,046)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding             2,608        (13,387,466)       (113,938,268)
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.95% /(1)/        0.55% /(2)/         0.55% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.406735           1.931324            1.654326

Accumulation Units Issued                                            --            900,240             748,136
Accumulation Units Redeemed                                          --         (2,972,160)        (18,309,603)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding                --         (2,071,920)        (17,561,467)
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.75% /(2)/        0.35% /(2)/         0.35% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.121761           1.987600            1.702570

Accumulation Units Issued                                     4,575,726             39,560              81,939
Accumulation Units Redeemed                                  (3,616,920)          (136,536)         (1,082,448)
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding           958,806            (96,976)         (1,000,509)
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.55% /(2)/        0.15% /(2)/         0.15% /(2)/
                                                            -----------        -----------        ------------
Accumulation Unit Value                                        1.154345           0.849798            1.022789

Accumulation Units Issued                                       848,559                 --                  --
Accumulation Units Redeemed                                  (1,039,624)                --                  --
                                                            -----------        -----------        ------------
Increase (Decrease) in Accumulation Units Outstanding          (191,065)                --                  --
                                                            ===========        ===========        ============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.35% /(2)/
                                                            -----------
Accumulation Unit Value                                        1.188038

Accumulation Units Issued                                        50,602
Accumulation Units Redeemed                                    (170,589)
                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding          (119,987)
                                                            ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.15% /(2)/
                                                            -----------
Accumulation Unit Value                                        0.948853

Accumulation Units Issued                                            --
Accumulation Units Redeemed                                          --
                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding                --
                                                            ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II   VALIC COMPANY I     VALIC COMPANY II
                                                                  MONEY MARKET II  NASDAQ-100 (R) INDEX  AGGRESSIVE GROWTH
The accumulation units outstanding and analysis of the increase         FUND               FUND           LIFESTYLE FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------- --------------------  -----------------
                                                                    DIVISION 44        DIVISION 46          DIVISION 48
                                                                  ---------------- --------------------  -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/         1.85% /(6)/         1.60% /(6)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                0.968709                1.170276        1.113914

Accumulation Units Issued                                            13,477,819                 506,748         597,553
Accumulation Units Redeemed                                         (13,831,768)               (210,670)       (300,442)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                  (353,949)                296,078         297,111
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/    1.00% /(2)(3)(4)(5)/     1.45% /(1)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.245485                0.726037        1.431216

Accumulation Units Issued                                            37,371,935              40,974,460          25,587
Accumulation Units Redeemed                                         (47,447,577)            (16,382,219)        (15,974)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding               (10,075,642)             24,592,241           9,613
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/         0.80% /(2)/         0.75% /(2)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.281776                0.743960        2.210029

Accumulation Units Issued                                             8,809,867               8,224,322      41,892,645
Accumulation Units Redeemed                                         (12,741,606)             (5,258,728)     (6,395,812)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                (3,931,739)              2,965,594      35,496,833
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/         0.60% /(2)/         0.95% /(1)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.319139                0.762296        1.928661

Accumulation Units Issued                                               373,272                 490,513              --
Accumulation Units Redeemed                                            (535,432)               (262,981)             --
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                  (162,160)                227,532              --
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/         0.40% /(2)/         0.55% /(2)/
                                                                    -----------    --------------------     -----------
Accumulation Unit Value                                                1.025041                1.186928        2.274288

Accumulation Units Issued                                                    --                      --       8,690,137
Accumulation Units Redeemed                                                  --                      --      (3,480,455)
                                                                    -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding                        --                      --       5,209,682
                                                                    ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                        0.35% /(2)/
                                                                                                            -----------
Accumulation Unit Value                                                                                        2.340548

Accumulation Units Issued                                                                                       528,083
Accumulation Units Redeemed                                                                                    (269,038)
                                                                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding                                                           259,045
                                                                                                            ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                        0.15% /(2)/
                                                                                                            -----------
Accumulation Unit Value                                                                                        1.090469

Accumulation Units Issued                                                                                            --
Accumulation Units Redeemed                                                                                          --
                                                                                                            -----------
Increase (Decrease) in Accumulation Units Outstanding                                                                --
                                                                                                            ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II  VALIC COMPANY II   VANGUARD LIFESTRATEGY
                                                                  MODERATE GROWTH  CONSERVATIVE GROWTH        GROWTH
The accumulation units outstanding and analysis of the increase    LIFESTYLE FUND    LIFESTYLE FUND            FUND
(decrease) in units outstanding as of December 31, 2012.          ---------------- ------------------- ---------------------
                                                                    DIVISION 49        DIVISION 50          DIVISION 52
                                                                  ---------------- ------------------- ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/        1.60% /(6)/          2.10% /(6)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                1.114953           1.120783             1.071673

Accumulation Units Issued                                             1,011,568          1,451,308               40,693
Accumulation Units Redeemed                                            (288,063)          (815,460)             (28,997)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                   723,505            635,848               11,696
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45% /(1)/        1.45% /(1)/          1.25% /(2)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                1.568677           1.609353             1.697731

Accumulation Units Issued                                                 3,134             15,675            8,937,110
Accumulation Units Redeemed                                              (4,430)           (19,593)          (7,940,763)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                    (1,296)            (3,918)             996,347
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/        0.75% /(2)/            1.05%(2)
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                2.362416           2.357894             1.746936

Accumulation Units Issued                                            60,313,567         36,421,805            1,501,417
Accumulation Units Redeemed                                          (7,543,387)        (5,993,709)          (1,968,119)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                52,770,180         30,428,096             (466,702)
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95% /(1)/        0.95% /(1)/          0.85% /(2)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                1.831532           1.736475             1.797454

Accumulation Units Issued                                                    --                 --               41,589
Accumulation Units Redeemed                                                  --                 --             (212,041)
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                        --                 --             (170,452)
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/        0.55% /(2)/          0.65% /(2)/
                                                                    -----------        -----------          -----------
Accumulation Unit Value                                                2.431020           2.426405             0.976300

Accumulation Units Issued                                             9,680,653          7,145,559                   --
Accumulation Units Redeemed                                          (2,214,511)       (10,051,328)                  --
                                                                    -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding                 7,466,142         (2,905,769)                  --
                                                                    ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/        0.35% /(2)/
                                                                    -----------        -----------
Accumulation Unit Value                                                2.501816           2.497018

Accumulation Units Issued                                               592,837            281,332
Accumulation Units Redeemed                                            (232,494)          (220,070)
                                                                    -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                   360,343             61,262
                                                                    ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/        0.15% /(2)/
                                                                    -----------        -----------
Accumulation Unit Value                                                1.183735           1.255692

Accumulation Units Issued                                                    --                 --
Accumulation Units Redeemed                                                  --                 --
                                                                    -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                        --                 --
                                                                    ===========        ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY VALIC COMPANY II
                                                                     MODERATE GROWTH     CONSERVATIVE GROWTH     CORE BOND
The accumulation units outstanding and analysis of the increase           FUND                  FUND                FUND
(decrease) in units outstanding as of December 31, 2012.          --------------------- --------------------- ----------------
                                                                       DIVISION 53           DIVISION 54        DIVISION 58
                                                                  --------------------- --------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   2.10% /(6)/           2.10% /(6)/        1.60% /(6)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.074477              1.065403           1.104651

Accumulation Units Issued                                                1,149,239               303,952          2,336,169
Accumulation Units Redeemed                                               (855,894)              (73,128)        (1,712,216)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                      293,345               230,824            623,953
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.25% /(2)/           1.25% /(2)/        1.45% /(1)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.755662              1.731638           1.623146

Accumulation Units Issued                                               11,182,753             6,697,979              2,876
Accumulation Units Redeemed                                             (8,581,384)           (4,234,748)              (504)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                    2,601,369             2,463,231              2,372
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.05% /(2)/           1.05% /(2)/        0.95% /(1)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.806449              1.781753           1.475638

Accumulation Units Issued                                                1,877,040             1,464,017                 --
Accumulation Units Redeemed                                             (1,757,401)           (1,039,002)                --
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                      119,639               425,015                 --
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.85% /(2)/           0.85% /(2)/        0.75% /(2)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.858818              1.833333           1.935747

Accumulation Units Issued                                                   86,609                36,433         53,158,286
Accumulation Units Redeemed                                               (100,466)             (134,398)       (25,216,174)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                      (13,857)              (97,965)        27,942,112
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.65% /(2)/           0.65% /(2)/        0.55% /(2)/
                                                                       -----------           -----------        -----------
Accumulation Unit Value                                                   1.056308              1.109594           1.991982

Accumulation Units Issued                                                       --                    --          3,764,450
Accumulation Units Redeemed                                                     --                    --         (2,671,391)
                                                                       -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                           --                    --          1,093,059
                                                                       ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.35% /(2)/
                                                                                                                -----------
Accumulation Unit Value                                                                                            2.050061

Accumulation Units Issued                                                                                           298,367
Accumulation Units Redeemed                                                                                        (609,712)
                                                                                                                -----------
Increase (Decrease) in Accumulation Units Outstanding                                                              (311,345)
                                                                                                                ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.15% /(2)/
                                                                                                                -----------
Accumulation Unit Value                                                                                           1.3801437

Accumulation Units Issued                                                                                         1,436,394
Accumulation Units Redeemed                                                                                      (1,512,981)
                                                                                                                -----------
Increase (Decrease) in Accumulation Units Outstanding                                                               (76,587)
                                                                                                                ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II VALIC COMPANY II
The accumulation units outstanding and analysis of      STRATEGIC BOND  HIGH YIELD BOND          ARIEL
the increase (decrease) in units outstanding as of           FUND             FUND               FUND
December 31, 2012.                                     ---------------- ---------------- --------------------
                                                         DIVISION 59      DIVISION 60         DIVISION 68
                                                       ---------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.60% /(6)/      1.60% /(6)/         1.85% /(6)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.135756         1.150276                1.027961

Accumulation Units Issued                                  5,747,309        9,356,099                 143,103
Accumulation Units Redeemed                               (4,200,640)      (7,407,026)               (110,289)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding      1,546,669        1,949,073                  32,814
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.45% /(1)/      0.75% /(2)/    1.00% /(2)(3)(4)(5)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.075606         2.336987                2.073186

Accumulation Units Issued                                      5,237       26,675,080               4,275,909
Accumulation Units Redeemed                                   (7,845)      (4,723,697)            (18,111,190)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding         (2,608)      21,951,383             (13,835,281)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.95% /(1)/      0.55% /(2)/         0.80% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.803009         2.404838                2.124367

Accumulation Units Issued                                         --        3,268,746               1,327,500
Accumulation Units Redeemed                                       --       (2,386,521)             (7,201,683)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding             --          882,225              (5,874,183)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/      0.35% /(2)/         0.60% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.605602         2.475053                2.176706

Accumulation Units Issued                                 31,608,349          144,453                  58,096
Accumulation Units Redeemed                               (5,445,927)        (202,375)               (394,536)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding     26,162,422          (57,922)               (336,440)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/      0.15% /(2)/         0.40% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.681295         1.298448                1.033136

Accumulation Units Issued                                  5,311,017               --                 916,576
Accumulation Units Redeemed                               (3,699,470)              --                (928,437)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding      1,611,547               --                 (11,861)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/
                                                         -----------
Accumulation Unit Value                                     2.759420

Accumulation Units Issued                                    315,938
Accumulation Units Redeemed                                 (210,171)
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding        105,767
                                                         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/
                                                         -----------
Accumulation Unit Value                                    1.3888499

Accumulation Units Issued                                         --
Accumulation Units Redeemed                                       --
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding             --
                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                              ARIEL               LOU HOLLAND        VALIC COMPANY I
The accumulation units outstanding and analysis of         APPRECIATION             GROWTH           BLUE CHIP GROWTH
the increase (decrease) in units outstanding as of             FUND                  FUND                  FUND
December 31, 2012.                                     --------------------  --------------------  --------------------
                                                           DIVISION 69            DIVISION 70          DIVISION 72
                                                       --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.065611              1.117594              1.155011

Accumulation Units Issued                                            69,022               885,208             3,964,984
Accumulation Units Redeemed                                         (63,948)             (526,548)           (1,681,663)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                 5,074               358,660             2,283,321
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            2.093201              1.189649              1.128292

Accumulation Units Issued                                         7,597,949             5,800,924            20,497,455
Accumulation Units Redeemed                                     (13,462,533)           (4,351,537)          (22,312,470)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (5,864,584)            1,449,387            (1,815,015)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            2.144766              1.218961              1.156118

Accumulation Units Issued                                         2,260,010             2,226,755             3,778,017
Accumulation Units Redeemed                                      (3,358,817)           (3,222,772)           (8,097,506)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (1,098,807)             (996,017)           (4,319,489)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            2.197692              1.249028              1.184661

Accumulation Units Issued                                           299,135               466,561               288,982
Accumulation Units Redeemed                                        (341,042)             (217,210)             (430,903)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (41,907)              249,351              (141,921)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.164805              1.133014              1.063658

Accumulation Units Issued                                           603,276                    --                    --
Accumulation Units Redeemed                                        (605,183)                   --                    --
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                (1,907)                   --                    --
                                                       ====================  ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the     HEALTH SCIENCES            VALUE            BROAD CAP VALUE
increase (decrease) in units outstanding as of                  FUND                  FUND                  FUND
December 31, 2012.                                      --------------------  --------------------  --------------------
                                                             DIVISION 73           DIVISION 74           DIVISION 75
                                                        --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.402541              1.101315              1.116720

Accumulation Units Issued                                            632,364                94,347             3,468,225
Accumulation Units Redeemed                                         (341,587)              (21,591)           (2,695,394)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                290,777                72,756               772,831
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             2.094978              1.406493              1.202946

Accumulation Units Issued                                         21,315,393             2,141,486             4,020,404
Accumulation Units Redeemed                                       (5,664,955)          (20,278,333)           (2,701,723)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             15,650,438           (18,136,847)            1,318,681
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             2.146525              1.437844              1.220103

Accumulation Units Issued                                          5,087,464               603,273               561,141
Accumulation Units Redeemed                                       (3,137,795)          (11,891,997)           (1,445,700)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding              1,949,669           (11,288,724)             (884,559)
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             2.199561              1.469887              1.237550

Accumulation Units Issued                                            315,309                36,396               118,017
Accumulation Units Redeemed                                         (517,385)             (171,780)              (58,664)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (202,076)             (135,384)               59,353
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.516112              0.930112              1.018442

Accumulation Units Issued                                                 --                    --                    --
Accumulation Units Redeemed                                               --                    --                    --
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     --                    --                    --
                                                        ====================  ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of the     LARGE CAP CORE      INFLATION PROTECTED         GROWTH
increase (decrease) in units outstanding as of                  FUND                  FUND                  FUND
December 31, 2012.                                      --------------------  --------------------  --------------------
                                                             DIVISION 76           DIVISION 77           DIVISION 78
                                                        --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.131618              1.146325             1.1005341

Accumulation Units Issued                                          4,517,657             5,318,720               557,847
Accumulation Units Redeemed                                       (3,023,691)           (2,235,975)             (407,306)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding              1,493,966             3,082,745               150,541
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/       1.45% /(1)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.429255              1.382935              1.149183

Accumulation Units Issued                                          6,356,607            60,731,304                   539
Accumulation Units Redeemed                                       (7,939,505)          (22,624,724)                   (6)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             (1,582,898)           38,106,580                   533
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/           0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.449662              1.405312              1.187213

Accumulation Units Issued                                          1,680,597             5,041,281            46,436,658
Accumulation Units Redeemed                                       (8,091,081)           (3,107,105)          (47,917,728)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             (6,410,484)            1,934,176            (1,481,070)
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/           0.60% /(2)/           0.95% /(1)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.470325              1.428138              1.191051

Accumulation Units Issued                                             90,253               672,311                    --
Accumulation Units Redeemed                                         (240,951)             (314,892)                   --
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (150,698)              357,419                    --
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/           0.40% /(2)/           0.80% /(2)/
                                                        --------------------  --------------------  --------------------
Accumulation Unit Value                                             1.185354              1.355586              1.204127

Accumulation Units Issued                                                 --                    --             3,231,708
Accumulation Units Redeemed                                               --                    --           (10,022,856)
                                                        --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     --                    --            (6,791,148)
                                                        ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.60% /(2)/
                                                                                                    --------------------
Accumulation Unit Value                                                                                         1.221339

Accumulation Units Issued                                                                                        643,489
Accumulation Units Redeemed                                                                                   (1,072,232)
                                                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                           (428,743)
                                                                                                    ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                     0.40% /(2)/
                                                                                                    --------------------
Accumulation Unit Value                                                                                         1.071401

Accumulation Units Issued                                                                                      1,618,899
Accumulation Units Redeemed                                                                                   (2,027,917)
                                                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                           (409,018)
                                                                                                    ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                             VALIC COMPANY I        SUNAMERICA 2015       SUNAMERICA 2020
The accumulation units outstanding and analysis of the     LARGE CAPITAL GROWTH     HIGH WATERMARK        HIGH WATERMARK
increase (decrease) in units outstanding as of                     FUND                  FUND                  FUND
December 31, 2012.                                         --------------------  --------------------  --------------------
                                                               DIVISION 79            DIVISION 81           DIVISION 82
                                                           --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.85% /(6)/      1.00% /(2)(3)(4)(5)/       1.85% /(6)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                               1.0171900                                   1.1734536

Accumulation Units Issued                                               152,653                 5,920                    --
Accumulation Units Redeemed                                             (78,496)          (15,351,078)                   --
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    74,157           (15,345,158)                   --
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.45% /(1)/           0.80% /(2)/      1.00% /(2)(3)(4)(5)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.142381                                    1.173118

Accumulation Units Issued                                                   852                 2,737             2,483,038
Accumulation Units Redeemed                                              (7,494)           (1,692,822)           (4,983,288)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (6,642)           (1,690,085)           (2,500,250)
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.00% /(2)(3)(4)(5)/       0.60% /(2)/           0.80% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.185264                                    1.191715

Accumulation Units Issued                                             4,473,188                    --               420,074
Accumulation Units Redeemed                                         (24,567,300)              (20,802)             (971,455)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               (20,094,112)              (20,802)             (551,381)
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.95% /(1)/           0.40% /(2)/           0.60% /(2)/
                                                           --------------------  --------------------  --------------------
Accumulation Unit Value                                                1.189696                                    1.210638

Accumulation Units Issued                                                    --                    --                 6,991
Accumulation Units Redeemed                                                  --                    --               (12,049)
                                                           --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                        --                    --                (5,058)
                                                           ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.80% /(2)/                                 0.40% /(2)/
                                                           --------------------                        --------------------
Accumulation Unit Value                                                1.204448                                    0.982575

Accumulation Units Issued                                             1,296,215                                          --
Accumulation Units Redeemed                                          (8,466,313)                                         --
                                                           --------------------                        --------------------
Increase (Decrease) in Accumulation Units Outstanding                (7,170,098)                                         --
                                                           ====================                        ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.60% /(2)/
                                                           --------------------
Accumulation Unit Value                                                1.224043

Accumulation Units Issued                                               113,286
Accumulation Units Redeemed                                            (446,228)
                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (332,942)
                                                           ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            0.40% /(2)/
                                                           --------------------
Accumulation Unit Value                                                0.933047

Accumulation Units Issued                                               530,493
Accumulation Units Redeemed                                            (490,031)
                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                    40,462
                                                           ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                           VALIC COMPANY I         VALIC COMPANY I
                                                                       MID CAP STRATEGIC GROWTH   SMALL CAP SPECIAL
The accumulation units outstanding and analysis of the increase                  FUND                VALUES FUND
(decrease) in units outstanding as of December 31, 2012.               ------------------------ --------------------
                                                                             DIVISION 83             DIVISION 84
                                                                       ------------------------ --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          1.85% /(6)/            1.85% /(6)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                             0.9815116              1.0484221

Accumulation Units Issued                                                             266,336                  6,161
Accumulation Units Redeemed                                                          (214,456)                    --
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                                  51,880                  6,161
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          1.45% /(1)/       1.00% /(2)(3)(4)(5)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.371803               1.101383

Accumulation Units Issued                                                               4,114              4,760,107
Accumulation Units Redeemed                                                              (198)           (16,126,130)
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                                   3,916            (11,366,023)
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     1.00% /(2)(3)(4)(5)/        0.80% /(2)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.423343               1.117103

Accumulation Units Issued                                                           2,892,796              1,391,493
Accumulation Units Redeemed                                                       (20,221,715)            (7,594,913)
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                             (17,328,919)            (6,203,420)
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.95% /(1)/            0.60% /(2)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.428633               1.133040

Accumulation Units Issued                                                                  --              1,563,360
Accumulation Units Redeemed                                                                --               (425,734)
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                                      --              1,137,626
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.80% /(2)/            0.40% /(2)/
                                                                         --------------------   --------------------
Accumulation Unit Value                                                              1.446400               1.006910

Accumulation Units Issued                                                           2,332,817                     --
Accumulation Units Redeemed                                                        (7,312,528)                    --
                                                                         --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                              (4,979,711)                    --
                                                                         ====================   ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.60% /(2)/
                                                                         --------------------
Accumulation Unit Value                                                              1.469912

Accumulation Units Issued                                                              80,031
Accumulation Units Redeemed                                                          (301,530)
                                                                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                                (221,499)
                                                                         ====================
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                          0.40% /(2)/
                                                                         --------------------
Accumulation Unit Value                                                              0.922460

Accumulation Units Issued                                                             333,076
Accumulation Units Redeemed                                                          (457,970)
                                                                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                                (124,894)
                                                                         ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and      VALIC COMPANY I      VALIC COMPANY I       VALIC COMPANY I        VALIC COMPANY I
analysis of the increase (decrease) in         SMALL MID       SMALL CAP AGGRESSIVE   EMERGING ECONOMIES      GLOBAL STRATEGY
units outstanding as of                       GROWTH FUND          GROWTH FUND               FUND                  FUND
December 31, 2012.                       --------------------  --------------------  --------------------  --------------------
                                              DIVISION 85          DIVISION 86           DIVISION 87            DIVISION 88
                                         --------------------  --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             1.85% /(6)/           1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.028562              0.995694              0.996615              1.126424

Accumulation Units Issued                              82,731                47,451             2,181,541             1,498,415
Accumulation Units Redeemed                           (61,970)              (35,152)             (445,768)             (956,217)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                    20,761                12,299             1,735,773               542,198
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                        1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/       1.45% /(1)/      1.00% /(2)(3)(4)(5)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.103500              1.316921              0.971967              1.615072

Accumulation Units Issued                           4,293,116             2,672,363                27,718             6,485,805
Accumulation Units Redeemed                        (8,319,504)           (6,053,259)              (89,376)          (51,734,390)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (4,026,388)           (3,380,896)              (61,658)          (45,248,585)
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.80% /(2)/           0.80% /(2)/      1.00% /(2)(3)(4)(5)/       0.80% /(2)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.119263              1.335709              1.004121              1.638117

Accumulation Units Issued                             806,161             1,025,334           285,646,051             2,715,569
Accumulation Units Redeemed                        (3,424,088)           (2,441,499)          (20,829,946)          (18,933,681)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                (2,617,927)           (1,416,165)          264,816,105           (16,218,112)
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.60% /(2)/           0.60% /(2)/           0.95% /(1)/           0.60% /(2)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.135194              1.354775              1.007400              1.661514

Accumulation Units Issued                              36,389                37,622                    --               204,670
Accumulation Units Redeemed                          (108,641)             (137,540)                   --            (1,781,642)
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   (72,252)              (99,918)                   --            (1,576,972)
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                             0.40% /(2)/           0.40% /(2)/           0.80% /(2)/           0.40% /(2)/
                                         --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                              1.016008              1.089202              1.018475              1.208476

Accumulation Units Issued                                  --                    --            72,759,281                    --
Accumulation Units Redeemed                                --                    --           (15,206,087)                   --
                                         --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                        --                    --            57,553,194                    --
                                         ====================  ====================  ====================  ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                         0.60% /(2)/
                                                                                     --------------------
Accumulation Unit Value                                                                          1.033002

Accumulation Units Issued                                                                       2,341,357
Accumulation Units Redeemed                                                                      (756,586)
                                                                                     --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                             1,584,771
                                                                                     ====================
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                                                                         0.40% /(2)/
                                                                                     --------------------
Accumulation Unit Value                                                                          0.721728

Accumulation Units Issued                                                                       3,506,711
Accumulation Units Redeemed                                                                    (3,246,350)
                                                                                     --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                                                               260,361
                                                                                     ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                              VALIC COMPANY I      VALIC COMPANY I     INVESCO BALANCE-RISK    VALIC COMPANY I
The accumulation units outstanding and         FOREIGN VALUE      GLOBAL REAL ESTATE    COMMODITY STRATEGY    DYNAMIC ALLOCATION
analysis of the increase (decrease) in             FUND                  FUND                  FUND                  FUND
units outstanding as of December 31, 2012. --------------------  --------------------  --------------------  --------------------
                                                DIVISION 89          DIVISION 101          DIVISION 102          DIVISION 103
                                           --------------------  --------------------  --------------------  --------------------

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    1.85% /(6)/           1.85% /(6)/           1.85% /(6)/          1.85% /(6)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                0.995645              1.161463              0.982295              0.997344

Accumulation Units Issued                             2,096,210               380,209                48,256                    --
Accumulation Units Redeemed                          (1,384,202)             (176,354)              (23,028)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           712,008               203,855                25,228                    --
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                               1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                1.161140              1.160111              0.992063              0.997646

Accumulation Units Issued                            19,151,089            37,553,363           179,747,387                 1,278
Accumulation Units Redeemed                         (81,731,339)          (28,953,457)           (3,796,229)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                       (62,580,250)            8,599,906           175,951,158                 1,278
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    0.80% /(2)/           0.80% /(2)/           0.80% /(2)/          0.80% /(2)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                1.177699              1.171354              0.994374              0.997716

Accumulation Units Issued                            12,067,354             2,722,683            34,935,871                    --
Accumulation Units Redeemed                         (43,635,217)           (3,299,228)             (797,579)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                       (31,567,863)             (576,545)           34,138,292                    --
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    0.60% /(2)/           0.60% /(2)/           0.60% /(2)/          0.60% /(2)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                1.194535              1.182698              0.996711              0.997789

Accumulation Units Issued                               827,145               455,844             1,120,056                    --
Accumulation Units Redeemed                          (2,241,974)             (505,424)             (386,488)                   --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                        (1,414,829)              (49,580)              733,568                    --
                                           ====================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                    0.40% /(2)/           0.40% /(2)/           0.40% /(2)/          0.40% /(2)/
                                           --------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                                0.851012              1.194176              0.999060              0.997858

Accumulation Units Issued                                 8,657                    --                    --                    --
Accumulation Units Redeemed                             (64,634)                   --                    --                    --
                                           --------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                           (55,977)                   --                    --                    --
                                           ====================  ====================  ====================  ====================

/(1)/Offered in registered Potentia Product
/(2)/Offered in Portfolio Director Product
/(3)/Offered in Group Unit Purchase Product
/(4)/Offered in Independence Plus Fixed and Variable Annuity Product /(5)/Offered in Impact Fixed and Variable Annuity Product
/(6)/Offered in Equity Director Product

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of       CAPITAL CONSERVATION     CAPITAL CONSERVATION       MONEY MARKET I
the increase (decrease) in units outstanding as of               FUND                     FUND                    FUND
December 31, 2011.                                     -----------------------  -----------------------  -----------------------
                                                              DIVISION 1               DIVISION 7              DIVISION 2
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/        1.85% /(6)/        1.00% /(2) (3) (4) (5)/
Accumulation Unit Value                                               6.184408                 1.048726                 2.956849

Accumulation Units Issued                                               15,243                   31,254                   13,209
Accumulation Units Redeemed                                            (27,003)                     (35)                 (25,440)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  (11,760)                  31,219                  (12,231)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                            1.00% /(2) (3) (4) (5)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.463229

Accumulation Units Issued                                                                     6,980,436
Accumulation Units Redeemed                                                                  (6,400,146)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                           580,290
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.80% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.643165

Accumulation Units Issued                                                                     4,996,859
Accumulation Units Redeemed                                                                  (3,099,005)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                         1,897,854
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.60% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        3.837902

Accumulation Units Issued                                                                       258,208
Accumulation Units Redeemed                                                                     (93,652)
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                           164,556
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                  0.40% /(2)/
                                                                                -----------------------
Accumulation Unit Value                                                                        1.225856

Accumulation Units Issued                                                                            --
Accumulation Units Redeemed                                                                          --
                                                                                -----------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --
                                                                                =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I          VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of         MONEY MARKET I            MID CAP INDEX           ASSET ALLOCATION
the increase (decrease) in units outstanding as of              FUND                     FUND                      FUND
December 31, 2011.                                     -----------------------  -----------------------  -----------------------
                                                             DIVISION 6               DIVISION 4                DIVISION 5
                                                       -----------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/              1.85% /(6)/              1.85% /(6)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               0.981814                 0.962009                 0.990777

Accumulation Units Issued                                              586,411                  160,976                  183,776
Accumulation Units Redeemed                                           (374,470)                  (3,148)                    (809)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  211,941                  157,828                  182,967
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/              1.45% /(1)/        1.00% /(2) (3) (4) (5)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.040888                 1.582182                 5.581770
Accumulation Units Issued                                               40,608                    3,326                1,934,761
Accumulation Units Redeemed                                            (98,239)                    (215)              (2,718,211)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  (57,631)                   3,111                 (783,450)
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2) (3) (4) (5)/  1.00% /(2) (3) (4) (5)/        0.80% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.087792                11.214772                 5.894722

Accumulation Units Issued                                           84,103,738               11,258,843                1,513,304
Accumulation Units Redeemed                                        (78,588,521)             (19,747,045)              (1,220,747)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                5,515,217               (8,488,202)                 292,557
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.95% /(1)/              0.95% /(1)/              0.60% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               1.075472                 1.820332                 6.238760

Accumulation Units Issued                                                   --                       --                   23,685
Accumulation Units Redeemed                                                 --                       --                  (18,790)
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                       --                       --                    4,895
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/              0.80% /(2)/              0.40% /(2)/
                                                       -----------------------  -----------------------  -----------------------
Accumulation Unit Value                                               2.196860                11.862315                 1.061127

Accumulation Units Issued                                           16,374,148                7,415,223                       --
Accumulation Units Redeemed                                        (16,078,969)             (10,287,134)                      --
                                                       -----------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  295,179               (2,871,911)                      --
                                                       =======================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/              0.60% /(2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               2.314126                12.577625

Accumulation Units Issued                                            1,358,312                  165,751
Accumulation Units Redeemed                                         (1,165,058)                (268,546)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                  193,254                 (102,795)
                                                       =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/              0.40% /(2)/
                                                       -----------------------  -----------------------
Accumulation Unit Value                                               1.015541                 1.005614

Accumulation Units Issued                                            2,370,727                1,910,084
Accumulation Units Redeemed                                         (3,551,703)              (2,371,837)
                                                       -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding               (1,180,976)                (461,753)
                                                       =======================  =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                       VALIC COMPANY I       VALIC COMPANY I    VALIC COMPANY I
                                                                    GOVERNMENT SECURITIES      STOCK INDEX        STOCK INDEX
The accumulation units outstanding and analysis of the increase             FUND                  FUND               FUND
(decrease) in units outstanding as of December 31, 2011.            --------------------- --------------------  ---------------
                                                                         DIVISION 8           DIVISION 10A       DIVISION 10B
                                                                    --------------------- --------------------  ---------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     1.85% /(6)/      1.00% /(2)(3)(4)(5)/   0.4335% /(3)/
                                                                    --------------------  --------------------   -------------
Accumulation Unit Value                                                         1.077715             24.429766       42.274723

Accumulation Units Issued                                                         37,040                49,193           3,053
Accumulation Units Redeemed                                                           --              (592,038)        (31,444)
                                                                    --------------------  --------------------   -------------
Increase (Decrease) in Accumulation Units Outstanding                             37,040              (542,845)        (28,391)
                                                                    ====================  ====================   =============

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.00% /(2)(3)(4)(5)/
                                                                    --------------------
Accumulation Unit Value                                                         3.495548

Accumulation Units Issued                                                      5,699,726
Accumulation Units Redeemed                                                   (6,895,697)
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                         (1,195,971)
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.80% /(2)/
                                                                    --------------------
Accumulation Unit Value                                                         3.677191

Accumulation Units Issued                                                      2,185,117
Accumulation Units Redeemed                                                   (2,580,732)
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                           (395,615)
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.60% /(2)/
                                                                    --------------------
Accumulation Unit Value                                                         3.873661

Accumulation Units Issued                                                        119,350
Accumulation Units Redeemed                                                     (150,488)
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                            (31,138)
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                     0.40% /(2)/
                                                                    --------------------
Accumulation Unit Value                                                         1.219172

Accumulation Units Issued                                                             --
Accumulation Units Redeemed                                                           --
                                                                    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                 --
                                                                    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of                  STOCK INDEX           STOCK INDEX      INTERNATIONAL EQUITIES
the increase (decrease) in units outstanding as of                     FUND                  FUND                   FUND
December 31, 2011.                                             --------------------  --------------------  ----------------------
                                                                   DIVISION 10C          DIVISION 10D           DIVISION 11
                                                               --------------------  --------------------  ----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% /(6)/      1.00% /(2)(3)(4)(5)/        1.85% /(6)/
                                                               --------------------  --------------------   --------------------
Accumulation Unit Value                                                    0.999567              9.190428               0.853078

Accumulation Units Issued                                                    48,187                 6,412                 59,460
Accumulation Units Redeemed                                                 (16,397)             (229,149)               (20,554)
                                                               --------------------  --------------------   --------------------
Increase (Decrease) in Accumulation Units Outstanding                        31,790              (222,737)                38,906
                                                               ====================  ====================   ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.45% /(1)/                             1.00% /(2)(3)(4)(5)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    0.960744                                     1.430123

Accumulation Units Issued                                                     5,601                                  101,286,805
Accumulation Units Redeemed                                                  (1,366)                                 (65,906,503)
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                         4,235                                   35,380,302
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           1.00% /(2)(3)(4)(5)/                              0.80%/(2)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    5.185709                                     1.494657

Accumulation Units Issued                                                23,302,436                                   31,214,384
Accumulation Units Redeemed                                             (52,755,632)                                 (21,390,149)
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                   (29,453,196)                                   9,824,235
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.95% /(1)/                                  0.60% /(2)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    1.358402                                     1.562754

Accumulation Units Issued                                                        --                                    1,399,298
Accumulation Units Redeemed                                                      --                                     (416,946)
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                            --                                      982,352
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% /(2)/                                  0.40%/(2)/
                                                               --------------------                         --------------------
Accumulation Unit Value                                                    5.436876                                     0.634556

Accumulation Units Issued                                                11,446,932                                           --
Accumulation Units Redeemed                                             (18,013,930)                                          --
                                                               --------------------                         --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (6,566,998)                                          --
                                                               ====================                         ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% /(2)/
                                                               --------------------
Accumulation Unit Value                                                    5.713089

Accumulation Units Issued                                                   913,845
Accumulation Units Redeemed                                                (922,602)
                                                               --------------------
Increase (Decrease) in Accumulation Units Outstanding                        (8,757)
                                                               ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% /(2)/
                                                               --------------------
Accumulation Unit Value                                                    0.865152

Accumulation Units Issued                                                 4,158,707
Accumulation Units Redeemed                                              (7,068,795)
                                                               --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (2,910,088)
                                                               ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I         VALIC COMPANY I          VALIC COMPANY I
The accumulation units outstanding and analysis of the     SOCIAL AWARENESS     INT'L GOVERNMENT BOND       SMALL CAP INDEX
increase (decrease) in units outstanding as of                   FUND                   FUND                     FUND
December 31, 2011.                                      ---------------------  -----------------------  -----------------------
                                                             DIVISION 12             DIVISION 13              DIVISION 14
                                                        ---------------------  -----------------------  -----------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/             1.85% /(6)/              1.85% /(6)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              0.921070                 1.025665                 0.939438

Accumulation Units Issued                                                  --                  465,555                  151,176
Accumulation Units Redeemed                                                --                  (17,563)                  (7,889)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                      --                  447,992                  143,287
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.45% /(1)/       1.00%/ (2) (3) (4) (5)/        1.45% /(1)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              0.858233                 3.004729                 1.386725

Accumulation Units Issued                                                  --               26,576,487                    1,640
Accumulation Units Redeemed                                                --              (13,799,378)                    (231)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                      --               12,777,109                    1,409
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2) (3)(4)(5)/        0.80%/ (2)/        1.00% /(2) (3) (4) (5)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              3.533362                 3.126430                 3.704412

Accumulation Units Issued                                           3,277,243                3,858,565               11,509,307
Accumulation Units Redeemed                                        (5,777,349)              (4,730,024)             (22,227,675)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding              (2,500,106)                (871,459)             (10,718,368)
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:           0.95%(1)               0.60%/(2)/              0.95% /(1)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              1.194579                 3.255749                 1.635369

Accumulation Units Issued                                                  --                   56,960                       --
Accumulation Units Redeemed                                                --                 (189,619)                      --
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                      --                 (132,659)                      --
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/             0.40% /(2)/              0.80% /(2)/
                                                        ---------------------  -----------------------  -----------------------
Accumulation Unit Value                                              3.687333                 1.237020                 3.847961

Accumulation Units Issued                                           4,785,480                        1                5,776,016
Accumulation Units Redeemed                                        (4,163,798)                    (603)              (8,047,574)
                                                        ---------------------  -----------------------  -----------------------
Increase (Decrease) in Accumulation Units Outstanding                 621,682                     (602)              (2,271,558)
                                                        =====================  =======================  =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/                                      0.60% /(2)/
                                                        ---------------------                           -----------------------
Accumulation Unit Value                                              3.855317                                          4.002538

Accumulation Units Issued                                             174,452                                           227,777
Accumulation Units Redeemed                                           (73,741)                                         (342,801)
                                                        ---------------------                           -----------------------
Increase (Decrease) in Accumulation Units Outstanding                 100,711                                          (115,024)
                                                        =====================                           =======================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/                                      0.40% /(2)/
                                                        ---------------------                           -----------------------
Accumulation Unit Value                                              0.762978                                          0.927653

Accumulation Units Issued                                                 198                                         1,769,810
Accumulation Units Redeemed                                          (110,475)                                       (1,700,405)
                                                        ---------------------                           -----------------------
Increase (Decrease) in Accumulation Units Outstanding                (110,277)                                           69,405
                                                        =====================                           =======================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                           VALIC COMPANY I        VALIC COMPANY I        VALIC COMPANY I
The accumulation units outstanding and analysis of the       CORE EQUITY          GROWTH & INCOME      SCIENCE & TECHNOLOGY
increase (decrease) in units outstanding as of                  FUND                   FUND                    FUND
December 31, 2011.                                      ---------------------  ---------------------  ---------------------
                                                             DIVISION 15            DIVISION 16            DIVISION 17
                                                        ---------------------  ---------------------  ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.85% /(6)/            1.85% /(6)/            1.85% /(6)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              0.976968               0.939029               0.922917

Accumulation Units Issued                                              54,576                 71,515                  5,131
Accumulation Units Redeemed                                                --                   (408)                    --
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                  54,576                 71,107                  5,131
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:    1.00% /(2) (3)(4)(5)/       1.45% /(1)/            1.45% /(1)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              2.022049               0.848122               0.598394

Accumulation Units Issued                                           4,106,971                  8,160                  9,373
Accumulation Units Redeemed                                       (11,658,747)                  (164)                  (972)
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding              (7,551,776)                 7,996                  8,401
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.80% /(2)/       1.00% /(2) (3)(4)(5)/  1.00% /(2) (3)(4)(5)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              2.092201               2.102329               2.651041

Accumulation Units Issued                                           1,618,978              2,662,286              7,350,445
Accumulation Units Redeemed                                        (2,918,577)            (4,175,844)           (30,095,270)
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding              (1,299,599)            (1,513,558)           (22,744,825)
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.60% /(2)/            0.95% /(1)/            0.95% /(1)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              2.167495               1.194245               1.487515

Accumulation Units Issued                                             108,082                     --                     --
Accumulation Units Redeemed                                          (121,641)                    --                     --
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                 (13,559)                    --                     --
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         0.40% /(2)/            0.80% /(2)/            0.80% /(2)/
                                                        ---------------------  ---------------------  ---------------------
Accumulation Unit Value                                              0.817262               2.175395               2.742482

Accumulation Units Issued                                                   6                937,138              7,025,728
Accumulation Units Redeemed                                           (36,489)            (1,122,131)            (9,723,115)
                                                        ---------------------  ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                 (36,483)              (184,993)            (2,697,387)
                                                        =====================  =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                0.60% /(2)/            0.60% /(2)/
                                                                               ---------------------  ---------------------
Accumulation Unit Value                                                                     2.253711               2.841316

Accumulation Units Issued                                                                     72,538                331,100
Accumulation Units Redeemed                                                                  (92,234)              (473,702)
                                                                               ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                        (19,696)              (142,602)
                                                                               =====================  =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                0.40% /(2)/            0.40% /(2)/
                                                                               ---------------------  ---------------------
Accumulation Unit Value                                                                     0.775921               0.933561

Accumulation Units Issued                                                                         --              1,397,160
Accumulation Units Redeemed                                                                       --             (2,264,649)
                                                                               ---------------------  ---------------------
Increase (Decrease) in Accumulation Units Outstanding                                             --               (867,489)
                                                                               =====================  =====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of                   SMALL CAP        INTERNATIONAL GROWTH     DIVIDEND VALUE
the increase (decrease) in units outstanding as of                      FUND                 FUND                   FUND
December 31, 2011.                                              --------------------- --------------------- ---------------------
                                                                    DIVISION 18           DIVISION 20           DIVISION 21
                                                                --------------------- --------------------- ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     0.974229              0.885384              1.061960

Accumulation Units Issued                                                     46,833                41,922                67,276
Accumulation Units Redeemed                                                  (1,390)                    --                 (957)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                         45,443                41,922                66,319
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     2.789910              2.026137              1.709087

Accumulation Units Issued                                                  3,604,900             9,271,427            57,658,804
Accumulation Units Redeemed                                             (11,722,531)          (24,033,683)          (25,337,339)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                    (8,117,631)          (14,762,256)            32,321,465
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     2.899471              2.104984              1.794211

Accumulation Units Issued                                                  3,860,887            25,826,358            17,756,069
Accumulation Units Redeemed                                              (2,872,774)          (34,826,757)           (7,268,328)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                        988,113           (9,000,399)            10,487,741
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     3.026057              2.189519              1.890115

Accumulation Units Issued                                                    405,958               290,630             1,174,899
Accumulation Units Redeemed                                                (245,946)             (660,154)             (175,619)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                        160,012             (369,524)               999,280
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                                --------------------- --------------------- ---------------------
Accumulation Unit Value                                                     0.981048              0.736544              0.874969

Accumulation Units Issued                                                         --                    --                     9
Accumulation Units Redeemed                                                       --                    --             (145,166)
                                                                --------------------- --------------------- ---------------------
Increase (Decrease) in Accumulation Units Outstanding                             --                    --             (145,157)
                                                                ===================== ===================== =====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                        VANGUARD              VANGUARD         VANGUARD
                                                                   LONG-TERM CORPORATE   LONG-TERM TREASURY   WINDSOR II
The accumulation units outstanding and analysis of the increase           FUND                  FUND             FUND
(decrease) in units outstanding as of December 31, 2011.          --------------------  --------------------  -----------
                                                                       DIVISION 22          DIVISION 23       DIVISION 24
                                                                  --------------------  --------------------  -----------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/           1.85% /(6)/      2.10% /(6)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.150375              1.269077     1.005739

Accumulation Units Issued                                                       28,648                79,830       24,788
Accumulation Units Redeemed                                                         (6)                 (873)        (974)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                           28,642                78,957       23,814
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.25% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       2.719127              3.043752     2.300894

Accumulation Units Issued                                                   24,717,365             7,728,788   17,178,766
Accumulation Units Redeemed                                                (12,687,396)          (14,343,672) (49,471,993)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                       12,029,969            (6,614,884) (32,293,227)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/           0.80% /(2)/      1.05% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       2.881690              3.197710     2.417393

Accumulation Units Issued                                                    5,244,762             5,426,927   14,687,339
Accumulation Units Redeemed                                                 (5,819,938)           (7,998,942) (26,258,333)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                         (575,176)           (2,572,015) (11,570,994)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/           0.60% /(2)/      0.85% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       3.065646              3.366304     2.549176

Accumulation Units Issued                                                      120,459               252,976      786,120
Accumulation Units Redeemed                                                   (165,990)             (367,816)    (992,957)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (45,531)             (114,840)    (206,837)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/           0.40% /(2)/      0.65% /(2)/
                                                                  --------------------  --------------------  -----------
Accumulation Unit Value                                                       1.434664              1.552982     0.826438

Accumulation Units Issued                                                            3                     7    2,943,594
Accumulation Units Redeemed                                                    (39,808)             (143,155)  (3,780,290)
                                                                  --------------------  --------------------  -----------
Increase (Decrease) in Accumulation Units Outstanding                          (39,805)             (143,148)    (836,696)
                                                                  ====================  ====================  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                   VANGUARD    VALIC COMPANY II VALIC COMPANY II
                                                                  WELLINGTON    INTERNATIONAL   SMALL CAP GROWTH
The accumulation units outstanding and analysis of the increase      FUND       GROWTH II FUND        FUND
(decrease) in units outstanding as of December 31, 2011.          -----------  ---------------- ----------------
                                                                  DIVISION 25    DIVISION 33      DIVISION 35
                                                                  -----------  ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              2.10% /(6)/    1.60% /(6)/      1.60% /(6)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              1.016997       0.791040         0.943172

Accumulation Units Issued                                              38,193        143,625          112,670
Accumulation Units Redeemed                                              (248)        (4,527)         (18,390)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  37,945        139,098           94,280
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.25% /(2)/    0.75% /(2)/      1.45% /(1)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              2.753713       1.498498         0.874847

Accumulation Units Issued                                          19,911,734     39,685,995               --
Accumulation Units Redeemed                                       (47,798,721)   (29,172,585)            (809)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding             (27,886,987)    10,513,410             (809)
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.05% /(2)/    0.55% /(2)/      0.95% /(1)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              2.915822       1.538953         1.528239

Accumulation Units Issued                                          19,065,273      5,178,662               --
Accumulation Units Redeemed                                       (30,623,760)    (7,805,728)              --
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding             (11,558,487)    (2,627,066)              --
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.85% /(2)/    0.35% /(2)/      0.75% /(2)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              3.101910       1.580580         1.631269

Accumulation Units Issued                                           1,103,724        276,360       14,170,305
Accumulation Units Redeemed                                        (1,196,680)      (201,928)     (10,803,786)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                 (92,956)        74,432        3,366,519
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.65% /(2)/    0.15% /(2)/      0.55% /(2)/
                                                                  -----------    -----------      -----------
Accumulation Unit Value                                              1.045067       0.630442         1.675287

Accumulation Units Issued                                           2,925,748             --        1,778,671
Accumulation Units Redeemed                                        (3,765,608)            --       (2,294,572)
                                                                  -----------    -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (839,860)            --         (515,901)
                                                                  ===========    ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                              0.35% /(2)/
                                                                                                  -----------
Accumulation Unit Value                                                                              1.720642

Accumulation Units Issued                                                                             152,693
Accumulation Units Redeemed                                                                          (119,349)
                                                                                                  -----------
Increase (Decrease) in Accumulation Units Outstanding                                                  33,344
                                                                                                  ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                              0.15% /(2)/
                                                                                                  -----------
Accumulation Unit Value                                                                              0.911530

Accumulation Units Issued                                                                                  --
Accumulation Units Redeemed                                                                                --
                                                                                                  -----------
Increase (Decrease) in Accumulation Units Outstanding                                                      --
                                                                                                  ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY II VALIC COMPANY II VALIC COMPANY II
                                                                  SMALL CAP VALUE   MID CAP GROWTH   MID CAP VALUE
The accumulation units outstanding and analysis of the increase         FUND             FUND             FUND
(decrease) in units outstanding as of December 31, 2011.          ---------------- ---------------- ----------------
                                                                    DIVISION 36      DIVISION 37      DIVISION 38
                                                                  ---------------- ---------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                1.60% /(6)/      1.60% /(6)/      1.60% /(6)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                0.907732         0.933966         0.897667

Accumulation Units Issued                                               102,526           86,449          125,858
Accumulation Units Redeemed                                              (1,495)          (2,710)          (2,063)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                   101,031           83,739          123,795
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.75% /(2)/      0.75% /(2)/      0.75% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                2.244890         1.280663         3.097357

Accumulation Units Issued                                            14,463,761       22,447,132       31,258,788
Accumulation Units Redeemed                                         (21,040,260)     (29,725,409)      (9,258,049)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (6,576,499)      (7,278,277)      22,000,739
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.55% /(2)/      0.55% /(2)/      0.55% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                2.305411         1.315170         3.180867

Accumulation Units Issued                                             3,974,788        2,003,911        8,354,157
Accumulation Units Redeemed                                          (8,386,169)      (3,409,906)      (5,154,091)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                (4,411,381)      (1,405,995)       3,200,066
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.35% /(2)/      0.35% /(2)/      0.35% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                2.367799         1.350804         3.266975

Accumulation Units Issued                                               139,641          118,309          270,723
Accumulation Units Redeemed                                            (412,504)        (122,256)        (302,084)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                  (272,863)          (3,947)         (31,361)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                0.15% /(2)/      0.15% /(2)/      0.15% /(2)/
                                                                    -----------      -----------      -----------
Accumulation Unit Value                                                0.924428         0.840978         0.862408

Accumulation Units Issued                                               576,511               --          884,022
Accumulation Units Redeemed                                            (614,507)              --       (1,029,495)
                                                                    -----------      -----------      -----------
Increase (Decrease) in Accumulation Units Outstanding                   (37,996)              --         (145,473)
                                                                    ===========      ===========      ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                         VALIC COMPANY II   VALIC COMPANY II   VALIC COMPANY II
The accumulation units outstanding and analysis of     CAPITAL APPRECIATION LARGE CAP VALUE  SOCIALLY RESPONSIBLE
the increase (decrease) in units outstanding as of             FUND               FUND               FUND
December 31, 2011.                                     -------------------- ---------------- --------------------
                                                           DIVISION 39        DIVISION 40        DIVISION 41
                                                       -------------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.60% /(6)/        1.60% /(6)/        1.60% /(6)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.965571           0.941052           0.996977

Accumulation Units Issued                                       21,446            221,587             13,363
Accumulation Units Redeemed                                       (253)           (22,570)              (214)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding           21,193            199,017             13,149
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       1.45% /(1)/        0.75% /(2)/        0.75% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.696843           1.617144           1.405642

Accumulation Units Issued                                        7,228          7,980,410         21,403,957
Accumulation Units Redeemed                                        (82)        (8,358,537)       (87,606,981)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding            7,146           (378,127)       (66,203,024)
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.95% /(1)/        0.55% /(2)/        0.55% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       1.204185           1.660812           1.443565

Accumulation Units Issued                                           --          3,872,966          9,517,341
Accumulation Units Redeemed                                         --         (4,541,478)       (19,242,465)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding               --           (668,512)        (9,725,124)
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.75% /(2)/        0.35% /(2)/        0.35% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.958280           1.705753           1.482674

Accumulation Units Issued                                    3,512,723             75,639            246,957
Accumulation Units Redeemed                                 (4,359,179)           (79,382)        (1,199,398)
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         (846,456)            (3,743)          (952,441)
                                                           -----------        -----------        -----------

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.55% /(2)/        0.15% /(2)/        0.15% /(2)/
                                                           -----------        -----------        -----------
Accumulation Unit Value                                       0.984139           0.727830           0.888904

Accumulation Units Issued                                      879,915                 --                 --
Accumulation Units Redeemed                                 (1,775,164)                --                 --
                                                           -----------        -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         (895,249)                --                 --
                                                           ===========        ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.35% /(2)/
                                                           -----------
Accumulation Unit Value                                       1.010818

Accumulation Units Issued                                       54,929
Accumulation Units Redeemed                                   (103,720)
                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding          (48,791)
                                                           ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:       0.15% /(2)/
                                                           -----------
Accumulation Unit Value                                       0.805698

Accumulation Units Issued                                           --
Accumulation Units Redeemed                                         --
                                                           -----------
Increase (Decrease) in Accumulation Units Outstanding               --
                                                           ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II   VALIC COMPANY II    VALIC COMPANY II
The accumulation units outstanding and analysis of     MONEY MARKET II   NASDAQ-100(R) INDEX  AGGRESSIVE GROWTH
the increase (decrease) in units outstanding as of           FUND               FUND           LIFESTYLE FUND
December 31, 2011.                                     ---------------- --------------------  -----------------
                                                         DIVISION 44         DIVISION 46         DIVISION 48
                                                       ---------------- --------------------  -----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.60% /(6)/         1.85% /(6)/         1.85% /(6)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     0.984281                1.010800        0.982476

Accumulation Units Issued                                  3,966,869                  17,654          64,403
Accumulation Units Redeemed                               (1,732,384)                     --            (201)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding      2,234,485                  17,654          64,202
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/    1.00% /(2)(3)(4)(5)/     1.45% /(1)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.254760                0.621802        1.260579

Accumulation Units Issued                                 84,550,905              26,443,978          36,473
Accumulation Units Redeemed                              (79,815,841)            (31,476,375)        (29,243)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding      4,735,064              (5,032,397)          7,230
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/         0.80% /(2)/         0.75% /(2)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.288750                0.635880        1.932761

Accumulation Units Issued                                 24,480,907               9,174,672      35,941,812
Accumulation Units Redeemed                              (24,762,193)             (7,827,423)     (9,613,738)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding       (281,286)              1,347,249      26,328,074
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/         0.60% /(2)/         0.95% /(1)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.323642                0.650234        1.690158

Accumulation Units Issued                                    880,741                 479,866              --
Accumulation Units Redeemed                                 (807,955)               (379,703)             --
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding         72,786                 100,163              --
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/         0.40% /(2)/         0.55% /(2)/
                                                         -----------    --------------------     -----------
Accumulation Unit Value                                     1.026466                1.010402        1.984971

Accumulation Units Issued                                         --                      --       8,255,642
Accumulation Units Redeemed                                       --                      --      (2,235,242)
                                                         -----------    --------------------     -----------
Increase (Decrease) in Accumulation Units Outstanding             --                      --       6,020,400
                                                         ===========    ====================     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                             0.35% /(2)/
                                                                                                 -----------
Accumulation Unit Value                                                                             2.038679

Accumulation Units Issued                                                                            202,141
Accumulation Units Redeemed                                                                         (126,167)
                                                                                                 -----------
Increase (Decrease) in Accumulation Units Outstanding                                                 75,974
                                                                                                 ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                             0.15% /(2)/
                                                                                                 -----------
Accumulation Unit Value                                                                             0.947928

Accumulation Units Issued                                                                                 --
Accumulation Units Redeemed                                                                               --
                                                                                                 -----------
Increase (Decrease) in Accumulation Units Outstanding                                                     --
                                                                                                 ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II  VALIC COMPANY II   VANGUARD LIFESTRATEGY
The accumulation units outstanding and analysis of     MODERATE GROWTH  CONSERVATIVE GROWTH        GROWTH
the increase (decrease) in units outstanding as of      LIFESTYLE FUND    LIFESTYLE FUND            FUND
December 31, 2011.                                     ---------------- ------------------- ---------------------
                                                         DIVISION 49        DIVISION 50          DIVISION 52
                                                       ---------------- ------------------- ---------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.85% /(6)/        1.85% /(6)/          2.10% /(6)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     0.996476           1.017887             0.956915

Accumulation Units Issued                                     90,462            294,682               14,417
Accumulation Units Redeemed                                     (305)              (604)                (255)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding         90,157            294,078               14,162
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.45% /(1)/        1.45% /(1)/          1.25% /(2)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     1.400032           1.459573             1.503116

Accumulation Units Issued                                      8,632             15,245           10,372,089
Accumulation Units Redeemed                                   (6,304)            (1,594)          (6,787,383)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding          2,328             13,651            3,584,706
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/        0.75% /(2)/            1.05%(2)
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     2.093524           2.123310             1.543574

Accumulation Units Issued                                 43,921,027         18,575,147            3,278,473
Accumulation Units Redeemed                              (12,019,024)        (6,213,147)          (2,782,369)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding     31,902,003         12,362,000              496,104
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.95% /(1)/        0.95% /(1)/          0.85% /(2)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     1.626383           1.566921             1.585015

Accumulation Units Issued                                         --                 --              112,253
Accumulation Units Redeemed                                       --                 --             (280,089)
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding             --                 --             (167,836)
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/        0.55% /(2)/          0.65% /(2)/
                                                         -----------        -----------          -----------
Accumulation Unit Value                                     2.149986           2.180618             0.859177

Accumulation Units Issued                                  8,209,241          5,440,479                   --
Accumulation Units Redeemed                               (3,863,500)        (2,933,915)                  --
                                                         -----------        -----------          -----------
Increase (Decrease) in Accumulation Units Outstanding      4,345,741          2,506,564                   --
                                                         ===========        ===========          ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/        0.35% /(2)/
                                                         -----------        -----------
Accumulation Unit Value                                     2.208151           2.239566

Accumulation Units Issued                                    199,727            135,482
Accumulation Units Redeemed                                 (140,098)           (85,238)
                                                         -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         59,629             50,244
                                                         ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/        0.15% /(2)/
                                                         -----------        -----------
Accumulation Unit Value                                     1.042697           1.123962

Accumulation Units Issued                                         --                 --
Accumulation Units Redeemed                                       --                 --
                                                         -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding             --                 --
                                                         ===========        ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VANGUARD LIFESTRATEGY VANGUARD LIFESTRATEGY
The accumulation units outstanding and analysis of        MODERATE GROWTH     CONSERVATIVE GROWTH  VALIC COMPANY II
the increase (decrease) in units outstanding as of             FUND                  FUND           CORE BOND FUND
December 31, 2011.                                     --------------------- --------------------- ----------------
                                                            DIVISION 53           DIVISION 54        DIVISION 58
                                                       --------------------- --------------------- ----------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        2.10% /(6)/           2.10% /(6)/        1.60% /(6)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        0.981827              0.996484           1.045315

Accumulation Units Issued                                        77,869                 2,999            313,861
Accumulation Units Redeemed                                          --                    --             (5,924)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding            77,869                 2,999            307,937
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.25% /(2)/           1.25% /(2)/        1.45% /(1)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        1.590715              1.605939           1.533817

Accumulation Units Issued                                    12,275,186             6,985,747              6,233
Accumulation Units Redeemed                                  (7,955,302)           (5,785,697)              (761)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         4,319,884             1,200,050              5,472
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.05% /(2)/           1.05% /(2)/        0.95% /(1)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        1.633450              1.649116           1.387391

Accumulation Units Issued                                     3,743,023             1,385,737                 --
Accumulation Units Redeemed                                  (2,572,633)           (1,518,629)                --
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding         1,170,390              (132,892)                --
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.85% /(2)/           0.85% /(2)/        0.75% /(2)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        1.677421              1.693439           1.816272

Accumulation Units Issued                                       276,693                52,118         78,285,171
Accumulation Units Redeemed                                    (395,208)             (118,851)       (19,634,329)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding          (118,515)              (66,733)        58,650,842
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.65% /(2)/           0.65% /(2)/        0.55% /(2)/
                                                            -----------           -----------        -----------
Accumulation Unit Value                                        0.951301              1.022863           1.865299

Accumulation Units Issued                                            --                    --          9,728,163
Accumulation Units Redeemed                                          --                    --         (3,514,578)
                                                            -----------           -----------        -----------
Increase (Decrease) in Accumulation Units Outstanding                --                    --          6,213,585
                                                            ===========           ===========        ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                 0.35% /(2)/
                                                                                                     -----------
Accumulation Unit Value                                                                                 1.915807

Accumulation Units Issued                                                                              1,256,733
Accumulation Units Redeemed                                                                             (558,061)
                                                                                                     -----------
Increase (Decrease) in Accumulation Units Outstanding                                                    698,672
                                                                                                     ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                 0.15% /(2)/
                                                                                                     -----------
Accumulation Unit Value                                                                                1.2871700

Accumulation Units Issued                                                                              1,385,978
Accumulation Units Redeemed                                                                           (1,550,986)
                                                                                                     -----------
Increase (Decrease) in Accumulation Units Outstanding                                                   (165,008)
                                                                                                     ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                       VALIC COMPANY II VALIC COMPANY II
The accumulation units outstanding and analysis of      STRATEGIC BOND  HIGH YIELD BOND          ARIEL
the increase (decrease) in units outstanding as of           FUND             FUND               FUND
December 31, 2011.                                     ---------------- ---------------- --------------------
                                                         DIVISION 59      DIVISION 60         DIVISION 68
                                                       ---------------- ---------------- --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.60% /(6)/      1.60% /(6)/         1.85% /(6)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.026749         1.027542                0.870352

Accumulation Units Issued                                  1,031,535        2,026,779                  47,846
Accumulation Units Redeemed                                 (136,848)        (517,389)                 (5,738)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding        894,687        1,509,390                  42,108
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     1.45% /(1)/      0.75% /(2)/    1.00% /(2)(3)(4)(5)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.873773         2.069970                1.740470

Accumulation Units Issued                                      6,389       21,357,465              13,761,699
Accumulation Units Redeemed                                     (869)     (19,948,855)            (23,256,015)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding          5,520        1,408,610              (9,494,316)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.95% /(1)/      0.55% /(2)/         0.80% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     1.619487         2.125793                1.779854

Accumulation Units Issued                                         --        5,178,304              11,389,323
Accumulation Units Redeemed                                       --       (6,079,690)            (12,883,467)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding             --         (901,386)             (1,494,144)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.75% /(2)/      0.35% /(2)/         0.60% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.335588         2.183455                1.820042

Accumulation Units Issued                                 31,531,652          161,728                 289,223
Accumulation Units Redeemed                              (14,893,632)        (187,563)               (409,675)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding     16,638,020          (25,835)               (120,452)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.55% /(2)/      0.15% /(2)/         0.40% /(2)/
                                                         -----------      -----------    --------------------
Accumulation Unit Value                                     2.398607         1.143183                0.862110

Accumulation Units Issued                                 12,537,407               --               1,209,628
Accumulation Units Redeemed                               (8,926,146)              --              (1,243,977)
                                                         -----------      -----------    --------------------
Increase (Decrease) in Accumulation Units Outstanding      3,611,261               --                 (34,349)
                                                         ===========      ===========    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.35% /(2)/
                                                         -----------
Accumulation Unit Value                                     2.463532

Accumulation Units Issued                                    505,367
Accumulation Units Redeemed                                 (436,999)
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding         68,368
                                                         ===========

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:     0.15% /(2)/
                                                         -----------
Accumulation Unit Value                                    1.2374360

Accumulation Units Issued                                         --
Accumulation Units Redeemed                                       --
                                                         -----------
Increase (Decrease) in Accumulation Units Outstanding             --
                                                         ===========

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

The accumulation units outstanding and          ARIEL              LOU HOLLAND        VALIC COMPANY I        VALIC COMPANY I
analysis of the increase (decrease) in       APPRECIATION            GROWTH           BLUE CHIP GROWTH       HEALTH SCIENCES
units outstanding as of December 31,             FUND                 FUND                  FUND                  FUND
2011.                                    -------------------  --------------------  --------------------  --------------------
                                             DIVISION 69           DIVISION 70          DIVISION 72            DIVISION 73
                                         -------------------  --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            1.85% /(6)/           1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             0.909551              1.014866              0.996031              1.084607

Accumulation Units Issued                             27,621                12,064               217,475               111,280
Accumulation Units Redeemed                               --                  (359)              (28,056)               (3,437)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   27,621                11,705               189,419               107,843
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF: 1/4                    1.00%/(2)/(3)(4)(5)  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             1.771533              1.071161              0.964772              1.606388

Accumulation Units Issued                         17,031,433             8,219,835            24,720,913            16,708,370
Accumulation Units Redeemed                      (18,654,758)           (3,672,139)          (35,541,612)          (11,294,998)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (1,623,325)            4,547,696           (10,820,699)            5,413,372
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.80% /(2)/           0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             1.811526              1.095359              0.986570              1.642608

Accumulation Units Issued                          3,572,103             4,079,451             9,974,205             4,342,402
Accumulation Units Redeemed                       (4,888,788)           (5,575,092)          (25,862,990)           (3,855,726)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                               (1,316,685)           (1,495,641)          (15,888,785)              486,676
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.60% /(2)/           0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             1.852511              1.120111              1.008903              1.679811

Accumulation Units Issued                            361,130                74,318               494,360               386,412
Accumulation Units Redeemed                         (276,680)              (74,864)             (372,918)             (254,894)
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                   84,450                  (546)              121,442               131,518
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:                            0.40% /(2)/           0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                         -------------------  --------------------  --------------------  --------------------
Accumulation Unit Value                             0.979864              1.014024              0.904019              1.155524

Accumulation Units Issued                            783,754                    --                    --                    --
Accumulation Units Redeemed                         (897,356)                   --                    --                    --
                                         -------------------  --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation
  Units Outstanding                                 (113,602)                   --                    --                    --
                                         ===================  ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE
  RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation
  Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          VALIC COMPANY I       VALIC COMPANY I       VALIC COMPANY I
The accumulation units outstanding and analysis of             VALUE            BROAD CAP VALUE       LARGE CAP CORE
the increase (decrease) in units outstanding as of             FUND                  FUND                  FUND
December 31, 2011.                                     --------------------  --------------------  --------------------
                                                            DIVISION 74           DIVISION 75           DIVISION 76
                                                       --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            0.959369              0.998078              0.971459

Accumulation Units Issued                                            10,067               587,361               601,455
Accumulation Units Redeemed                                             (91)              (24,650)              (30,719)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                 9,976               562,711               570,736
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.214851              1.066063              1.216597

Accumulation Units Issued                                         7,415,098             5,933,907            13,544,004
Accumulation Units Redeemed                                     (10,295,700)           (3,010,398)           (8,253,827)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (2,880,602)            2,923,509             5,290,177
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.80% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.239437              1.079087              1.231491

Accumulation Units Issued                                         3,613,523             2,063,251             5,036,080
Accumulation Units Redeemed                                      (5,148,165)           (1,014,871)          (10,155,378)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            (1,534,642)            1,048,380            (5,119,298)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.60% /(2)/           0.60% /(2)/           0.60% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.264515              1.092323              1.246538

Accumulation Units Issued                                            48,591               192,925               202,978
Accumulation Units Redeemed                                        (165,864)              (90,587)             (620,331)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding              (117,273)              102,338              (417,353)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.40% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            0.798539              0.897108              1.002905

Accumulation Units Issued                                                --                    --                    --
Accumulation Units Redeemed                                              --                    --                    --
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    --                    --                    --
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                          VALIC COMPANY I                            VALIC COMPANY I
The accumulation units outstanding and analysis of      INFLATION PROTECTED    VALIC COMPANY I     LARGE CAPITAL GROWTH
the increase (decrease) in units outstanding as of             FUND            VALIC ULTRA FUND            FUND
December 31, 2011.                                     --------------------  --------------------  --------------------
                                                            DIVISION 77          DIVISION 78           DIVISION 79
                                                       --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.080975             0.9756100             0.9216390

Accumulation Units Issued                                           855,443               173,712                85,873
Accumulation Units Redeemed                                        (292,139)               (1,596)              (55,222)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               563,304               172,116                30,651
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:   1.00% /(2)(3)(4)(5)/       1.45% /(1)/           1.45% /(1)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.293056              1.014763              1.031039

Accumulation Units Issued                                        76,356,464                    --                 2,640
Accumulation Units Redeemed                                     (32,841,479)                 (550)                 (496)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding            43,514,985                  (550)                2,144
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.80% /(2)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.311355              1.043543              1.064845

Accumulation Units Issued                                         9,984,763            52,493,541             8,917,763
Accumulation Units Redeemed                                      (7,351,800)          (73,392,915)          (28,031,008)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding             2,632,963           (20,899,374)          (19,113,245)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.60% /(2)/           0.95% /(1)/           0.95% /(1)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.329971              1.046444              1.068326

Accumulation Units Issued                                           378,395                    --                    --
Accumulation Units Redeemed                                        (204,863)                   --                    --
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding               173,532                    --                    --
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:        0.40% /(2)/           0.80% /(2)/           0.80% /(2)/
                                                       --------------------  --------------------  --------------------
Accumulation Unit Value                                            1.259864              1.056289              1.079909

Accumulation Units Issued                                                --            10,365,270             4,321,711
Accumulation Units Redeemed                                              --           (18,863,071)           (9,424,487)
                                                       --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                    --            (8,497,801)           (5,102,776)
                                                       ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                              0.60% /(2)/           0.60% /(2)/
                                                                             --------------------  --------------------
Accumulation Unit Value                                                                  1.069240              1.095272

Accumulation Units Issued                                                               1,247,251               472,047
Accumulation Units Redeemed                                                            (1,183,961)             (804,040)
                                                                             --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                      63,290              (331,993)
                                                                             ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                              0.40% /(2)/           0.40% /(2)/
                                                                             --------------------  --------------------
Accumulation Unit Value                                                                  0.936083              0.833197

Accumulation Units Issued                                                               1,348,301               655,694
Accumulation Units Redeemed                                                            (2,534,482)             (482,872)
                                                                             --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                                  (1,186,181)              172,822
                                                                             ====================  ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)


                                                                SUNAMERICA 2015       SUNAMERICA 2020        VALIC COMPANY I
The accumulation units outstanding and analysis of              HIGH WATERMARK        HIGH WATERMARK     MID CAP STRATEGIC GROWTH
the increase (decrease) in units outstanding as of                   FUND                  FUND                    FUND
December 31, 2011.                                           --------------------  --------------------  ------------------------
                                                                  DIVISION 81           DIVISION 82            DIVISION 83
                                                             --------------------  --------------------  ------------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:         1.00% /(2)(3)(4)(5)/       1.85% /(6)/             1.85% /(6)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                 1.1982500             1.1495050               0.9154290

Accumulation Units Issued                                                 728,864                    --                  76,702
Accumulation Units Redeemed                                            (4,627,007)                   --                 (13,698)
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                  (3,898,143)                   --                  63,004
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.80% /(2)/      1.00% /(2)(3)(4)(5)/         1.45% /(1)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                  1.214832              1.139397                1.274470

Accumulation Units Issued                                                  24,394             4,437,937                   2,551
Accumulation Units Redeemed                                              (439,622)           (3,709,287)                 (1,863)
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                    (415,228)              728,650                     688
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.60% /(2)/           0.80% /(2)/        1.00% /(2)(3)(4)(5)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                  1.231614              1.155145                1.316289

Accumulation Units Issued                                                      --               987,669               6,974,590
Accumulation Units Redeemed                                                (1,718)             (500,581)            (24,207,161)
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                      (1,718)              487,088             (17,232,571)
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              0.40% /(2)/           0.60% /(2)/             0.95% /(1)/
                                                             --------------------  --------------------    --------------------
Accumulation Unit Value                                                  1.017765              1.171119                1.320567

Accumulation Units Issued                                                      --                13,481                      --
Accumulation Units Redeemed                                                    --               (13,022)                     --
                                                             --------------------  --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                          --                   459                      --
                                                             ====================  ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                    0.40% /(2)/             0.80% /(2)/
                                                                                   --------------------    --------------------
Accumulation Unit Value                                                                        0.948580                1.334934

Accumulation Units Issued                                                                            --               5,402,595
Accumulation Units Redeemed                                                                          --              (9,035,488)
                                                                                   --------------------    --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                --              (3,632,893)
                                                                                   ====================    ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.60% /(2)/
                                                                                                           --------------------
Accumulation Unit Value                                                                                                1.353896

Accumulation Units Issued                                                                                               185,863
Accumulation Units Redeemed                                                                                            (415,325)
                                                                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                                  (229,462)
                                                                                                           ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                                                            0.40% /(2)/
                                                                                                           --------------------
Accumulation Unit Value                                                                                                0.847936

Accumulation Units Issued                                                                                               442,595
Accumulation Units Redeemed                                                                                            (428,671)
                                                                                                           --------------------
Increase (Decrease) in Accumulation Units Outstanding                                                                    13,924
                                                                                                           ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                    VALIC COMPANY I             VALIC COMPANY I             VALIC COMPANY I
                                                       SMALL CAP                   SMALL CAP                   SMALL CAP
The accumulation units outstanding and              SPECIAL VALUES                 STRATEGIC                  AGGRESSIVE
analysis of the increase (decrease) in units             FUND                     GROWTH FUND                 GRWOTH FUND
outstanding as of December 31, 2011.          --------------------        --------------------        --------------------
                                                      DIVISION 84                 DIVISION 85                 DIVISION 86
                                              --------------------        --------------------        --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          1.85% /(6)/                 1.85% /(6)/                 1.85% /(6)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                  0.9327580                    0.938846                    0.881481

Accumulation Units Issued                                       --                          --                       8,824
Accumulation Units Redeemed                                     --                          --                          --
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   --                          --                       8,824
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                     1.00% /(2)(3)(4)(5)/        1.00% /(2)(3)(4)(5)/        1.00% /(2)(3)(4)(5)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.971583                    0.998727                    1.155997

Accumulation Units Issued                                7,284,855                   5,973,543                   5,805,013
Accumulation Units Redeemed                            (20,964,320)                (12,967,080)                (11,845,254)
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                          (13,679,465)                 (6,993,537)                 (6,040,241)
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.80% /(2)/                 0.80% /(2)/                 0.80% /(2)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.983476                    1.010961                    1.170139

Accumulation Units Issued                                9,056,506                   2,079,559                   3,716,701
Accumulation Units Redeemed                             (5,815,422)                 (3,307,679)                 (5,467,814)
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                            3,241,084                  (1,228,120)                 (1,751,113)
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.60% /(2)/                 0.60% /(2)/                 0.60% /(2)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.995508                    1.023290                    1.184454

Accumulation Units Issued                                  422,680                      72,025                      46,080
Accumulation Units Redeemed                               (354,256)                   (194,186)                   (145,824)
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                               68,424                    (122,161)                    (99,744)
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:                                          0.40% /(2)/                 0.40% /(2)/                 0.40% /(2)/
                                              --------------------        --------------------        --------------------
Accumulation Unit Value                                   0.882892                    0.914003                    0.950343

Accumulation Units Issued                                       --                          --                          --
Accumulation Units Redeemed                                     --                          --                          --
                                              --------------------        --------------------        --------------------
Increase (Decrease) in Accumulation Units
  Outstanding                                                   --                          --                          --
                                              ====================        ====================        ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units
  Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK
  CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units
  Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                  VALIC COMPANY I        VALIC COMPANY I       VALIC COMPANY I
                                                                 EMERGING ECONOMIES      GLOBAL STRATEGY        FOREIGN VALUE
The accumulation units outstanding and analysis of the increase         FUND                  FUND                  FUND
(decrease) in units outstanding as of December 31, 2011.        --------------------  --------------------  --------------------
                                                                    DIVISION 87            DIVISION 88           DIVISION 89
                                                                --------------------  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 1.85% /(6)/           1.85% /(6)/           1.85% /(6)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.853929              0.959887              0.853937

Accumulation Units Issued                                                     18,126               157,442               328,217
Accumulation Units Redeemed                                                       --                (4,086)              (46,258)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                         18,126               153,356               281,959
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 1.45% /(1)/      1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5/)
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.829563              1.364636              0.987452

Accumulation Units Issued                                                     25,508            14,899,719            64,261,648
Accumulation Units Redeemed                                                   (9,610)          (30,430,925)          (59,451,455)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                         15,898           (15,531,206)            4,810,193
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:            1.00% /(2)(3)(4)(5)/       0.80% /(2)/           0.80% /(2)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.853084              1.381327              0.999518

Accumulation Units Issued                                                 14,497,876            14,399,591            27,453,388
Accumulation Units Redeemed                                              (20,564,984)          (22,995,767)          (38,154,900)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                     (6,067,108)           (8,596,176)          (10,701,512)
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.95% /(1)/           0.60% /(2)/           0.60% /(2)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.855471              1.398240              1.011778

Accumulation Units Issued                                                         --               945,761               776,230
Accumulation Units Redeemed                                                       --            (1,296,603)           (1,973,612)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                             --              (350,842)           (1,197,382)
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.80% /(2)/           0.40% /(2)/           0.40% /(2)/
                                                                --------------------  --------------------  --------------------
Accumulation Unit Value                                                     0.863540              1.014944              0.719355

Accumulation Units Issued                                                 15,907,661                    --                 2,598
Accumulation Units Redeemed                                              (10,050,898)                   --               (83,080)
                                                                --------------------  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                      5,856,763                    --               (80,482)
                                                                ====================  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.60% /(2)/
                                                                --------------------
Accumulation Unit Value                                                     0.874103

Accumulation Units Issued                                                    897,446
Accumulation Units Redeemed                                                 (750,623)
                                                                --------------------
Increase (Decrease) in Accumulation Units Outstanding                        146,823
                                                                ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                 0.40% /(2)/
                                                                --------------------
Accumulation Unit Value                                                     0.609469

Accumulation Units Issued                                                  3,698,282
Accumulation Units Redeemed                                               (3,209,801)
                                                                --------------------
Increase (Decrease) in Accumulation Units Outstanding                        488,481
                                                                ====================

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. UNIT VALUES, NET ASSETS AND CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                                                    VALIC COMPANY I     INVESCO BALANCE-RISK
                                                                   GLOBAL REAL ESTATE    COMMODITY STRATEGY
The accumulation units outstanding and analysis of the increase           FUND                  FUND
(decrease) in units outstanding as of December 31, 2011.          --------------------  --------------------
                                                                      DIVISION 101          DIVISION 102
                                                                  --------------------  --------------------
CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   1.85% /(6)/           1.85% /(6)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.903129              0.965597

Accumulation Units Issued                                                       37,395                    --
Accumulation Units Redeemed                                                     (5,088)                   --
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                           32,307                    --
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:              1.00% /(2)(3)(4)(5)/  1.00% /(2)(3)(4)(5)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.894454              0.966950

Accumulation Units Issued                                                   68,191,702             4,798,297
Accumulation Units Redeemed                                                (47,892,755)              (39,305)
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                       20,298,947             4,758,992
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.80% /(2)/           0.80% /(2)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.901308              0.967265

Accumulation Units Issued                                                    5,739,815               152,780
Accumulation Units Redeemed                                                 (7,923,012)               (1,336)
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                       (2,183,197)              151,444
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.60% /(2)/           0.60% /(2)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.908211              0.967586

Accumulation Units Issued                                                      571,919                27,913
Accumulation Units Redeemed                                                   (372,316)                   (1)
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                          199,603                27,912
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:                   0.40% /(2)/           0.40% /(2)/
                                                                  --------------------  --------------------
Accumulation Unit Value                                                       0.915178              0.967904

Accumulation Units Issued                                                           --                    --
Accumulation Units Redeemed                                                         --                    --
                                                                  --------------------  --------------------
Increase (Decrease) in Accumulation Units Outstanding                               --                    --
                                                                  ====================  ====================

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

CONTRACTS WITH MORTALITY AND EXPENSE RISK CHARGE OF:
Accumulation Unit Value

Accumulation Units Issued
Accumulation Units Redeemed
Increase (Decrease) in Accumulation Units Outstanding

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for the divisions, investment income ratios, expense ratios, excluding expenses of the underlying funds, and total return ratios for each of the five years in the period ended December 31, 2012, follows:

                 AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
      ------------------------------------- ------------------------------------------------------
               UNIT FAIR VALUE      NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS       LOWEST TO        ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)       HIGHEST         (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- ------------------ ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 1
-----------------------------------------------------
2012      327 $ 6.49             $    2,435 $    2,514    2.14%    0.40% to  1.00%   5.00%
2011      369   6.18                  2,594      2,602    3.18     0.40  to  1.00    5.77
2010      381   5.85                  2,538      2,485    3.21     0.40  to  1.00    6.77
2009      396   5.48                  2,436      2,443    4.74     0.40  to  1.00    9.91
2008      491   4.98                  2,453      2,652    7.31     0.40  to  1.00   -3.97

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 2
-----------------------------------------------
2012      207 $ 2.93             $      604 $      653    0.01%    0.40% to  1.00%  -0.99%
2011      237   2.96                    702        724    0.01     0.40  to  1.00   -0.98
2010      250   2.99                    745        906    0.01     0.40  to  1.00   -0.97
2009      354   3.02                  1,067      1,206    0.34     0.40  to  1.00   -0.70
2008      443   3.04                  1,344      1,331    2.32     0.40  to  1.00    1.21

VALIC COMPANY I MID CAP INDEX FUND, DIVISION 4
----------------------------------------------
2012  206,475 $ 1.11 to  $ 14.69 $2,515,665 $2,472,132    1.01%    0.40% to  1.85%  15.36% to   17.05%
2011  217,217   0.96 to    12.58  2,286,604  2,458,249    0.90     0.40  to  1.85   -3.80  to   -2.40
2010  229,477   1.03 to    12.91  2,496,518  2,143,995    1.11     0.40  to  1.25   24.43  to   25.75
2009  233,428   0.82 to    10.29  2,026,974  1,616,528    1.84     0.40  to  1.25   36.28  to   38.00
2008  244,773   0.59 to     7.49  1,556,585  2,249,264    1.00     0.40  to  1.25  -38.00  to  -37.00

VALIC COMPANY I ASSET ALLOCATION FUND, DIVISION 5
-------------------------------------------------
2012   24,967 $ 1.10 to  $  7.03 $  154,635 $  149,257    2.16%    0.40% to  1.85%  11.24% to   12.64%
2011   24,285   0.99 to     6.24    135,824    138,288    2.47     0.40  to  1.85   -0.92  to    0.52
2010   24,625   1.06 to     6.22    138,558    130,054    2.08     0.40  to  1.00   13.42  to   14.10
2009   26,016   0.93 to     5.46    128,975    112,275    3.15     0.40  to  1.00   22.38  to   23.00
2008   27,866   0.75 to     4.44    112,753    142,569    3.18     0.40  to  1.00  -22.88  to  -22.41

VALIC COMPANY I MONEY MARKET I FUND, DIVISION 6
-----------------------------------------------
2012  180,858 $ 0.96 to  $  2.30 $  369,794 $  382,382    0.01%    0.40% to  1.85%  -1.83% to   -0.39%
2011  190,599   0.98 to     2.31    394,983    390,998    0.01     0.40  to  1.85   -1.82  to   -0.39
2010  185,907   1.02 to     2.33    387,635    407,687    0.01     0.40  to  1.25   -1.43  to   -0.38
2009  203,942   1.02 to     2.34    428,483    462,539    0.32     0.40  to  1.25   -1.15  to    0.00
2008  234,879   1.02 to     2.35    496,779    469,954    2.27     0.40  to  1.25    0.75  to    1.82

VALIC COMPANY I CAPITAL CONSERVATION FUND, DIVISION 7
-----------------------------------------------------
2012   53,999 $ 1.09 to  $  4.05 $  199,039 $  177,674    2.50%    0.40% to  1.85%   4.12% to    5.43%
2011   44,539   1.05 to     3.84    156,309    147,378    3.29     0.40  to  1.85    4.87  to    6.40
2010   41,939   1.15 to     3.61    138,921    127,614    3.44     0.40  to  1.00    6.77  to    7.41
2009   37,698   1.07 to     3.37    116,753    112,951    4.82     0.40  to  1.00    9.91  to   11.00
2008   38,835   0.97 to     3.06    109,358    141,419    6.13     0.40  to  1.00   -3.97  to   -3.39

VALIC COMPANY I GOVERNMENT SECURITIES FUND, DIVISION 8
------------------------------------------------------
2012   31,983 $ 1.10 to  $  3.99 $  115,432 $  115,283    2.46%    0.40% to  1.85%   1.80% to    3.08%
2011   33,043   1.08 to     3.87    116,669    108,963    2.22     0.40  to  1.85    7.77  to    9.34
2010   34,699   1.12 to     3.55    112,820    119,919    2.87     0.40  to  1.00    2.93  to    3.55
2009   39,018   1.08 to     3.44    123,250    130,318    3.56     0.40  to  1.00   -4.74  to   -4.00
2008   48,452   1.12 to     3.59    160,387    129,526    2.74     0.40  to  1.00    8.66  to    9.32

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10A
----------------------------------------------
2012    3,800 $27.95             $  107,820 $  107,550    1.74%    1.04%            14.42%
2011    4,320  24.43                107,283    113,620    1.63     1.01              0.81
2010    4,863  24.23                119,948    119,125    1.54     0.97             13.55
2009    5,436  21.34                118,342    113,495    2.21     0.94             24.91
2008    6,222  17.09                108,696    158,889    2.14     1.03            -37.83

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
      ----------------------------------- ------------------------------------------------------
              UNIT FAIR VALUE     NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO       ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)      HIGHEST        (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- ---------------- ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY I STOCK INDEX FUND, DIVISION 10B
----------------------------------------------
2012      204 $48.56           $   10,000 $    9,829    1.75%    0.62%            14.87%
2011      226  42.27                9,663     10,179    1.64     0.64              1.34
2010      255  41.71               10,702     10,593    1.54     0.63             14.23
2009      283  36.52               10,476     10,297    2.15     0.63             25.65
2008      343  29.06               10,107     14,389    2.23     0.42            -37.46

VALIC COMPANY I STOCK INDEX FUND. DIVISION 10C
----------------------------------------------
2012  570,425 $ 1.00 to  $6.56 $3,161,605 $3,054,503    1.78%    0.40% to  1.85%  13.46% to   15.12%
2011  606,629   0.87 to   5.71  2,947,401  3,028,368    1.68     0.40  to  1.85   -0.04  to    1.41
2010  646,779   0.85 to   5.64  3,118,465  2,982,658    1.59     0.40  to  1.45   13.03  to   14.23
2009  673,226   0.75 to   4.95  2,854,853  2,576,473    2.33     0.40  to  1.45   24.33  to   25.66
2008  680,762   0.59 to   3.95  2,299,825  3,429,040    2.00     0.40  to  1.45  -38.00  to  -37.00

VALIC COMPANY I STOCK INDEX FUND, DIVISION 10D
----------------------------------------------
2012    1,297 $10.52           $   13,704 $   13,180    1.79%    0.40% to  1.00%  14.42%
2011    1,368   9.19               12,650     13,619    1.60     0.40  to  1.00    0.81
2010    1,591   9.12               14,586     14,365    1.55     0.40  to  1.00   13.55
2009    1,752   8.03               14,143     13,440    2.22     0.40  to  1.00   24.91
2008    1,970   6.43               12,736     18,529    2.16     0.40  to  1.00  -37.83

VALIC COMPANY I INTERNATIONAL EQUITIES FUND, DIVISION 11
--------------------------------------------------------
2012  520,838 $ 0.98 to  $1.82 $  870,642 $  782,632    2.88%    0.40% to  1.85%  14.88% to   16.32%
2011  590,610   0.63 to   1.56    851,929    922,718    2.92     0.40  to  1.85  -14.69  to  -13.45
2010  545,749   0.73 to   1.81    914,538    827,162    2.51     0.40  to  1.00    7.38  to    8.03
2009  546,905   0.68 to   1.68    853,578    686,672    2.96     0.40  to  1.00   28.31  to   29.08
2008  546,311   0.53 to   1.30    664,239    885,419    3.44     0.40  to  1.00  -43.96  to  -43.62

VALIC COMPANY I GLOBAL SOCIAL AWARENESS FUND, DIVISION 12
---------------------------------------------------------
2012   65,030 $ 0.89 to  $4.50 $  267,576 $  259,865    1.83%    0.40% to  1.85%  16.12% to   16.83%
2011   72,176   0.76 to   3.86    255,983    275,896    1.99     0.40  to  1.85   -7.53  to   -6.55
2010   74,146   0.82 to   4.13    282,439    277,470    1.59     0.40  to  1.45   10.60  to   11.78
2009   82,271   0.73 to   3.71    281,524    251,597    2.74     0.40  to  1.45   29.66  to   31.04
2008  112,984   0.56 to   2.83    297,995    445,017    2.15     0.40  to  1.45  -40.85  to  -40.22

VALIC COMPANY I INTERNATIONAL GOVERNMENT BOND FUND, DIVISION 13
---------------------------------------------------------------
2012   56,985 $ 1.09 to  $3.52 $  182,727 $  190,798    3.20%    0.40% to  1.85%   6.64% to    8.21%
2011   66,998   1.03 to   3.26    201,827    180,773    3.92     0.40  to  1.85    2.57  to    4.06
2010   54,808   1.19 to   3.13    160,668    156,568    4.72     0.40  to  1.00    7.04  to    7.68
2009   56,220   1.10 to   2.92    153,805    139,893    4.23     0.40  to  1.00   10.47  to   11.14
2008   63,244   0.99 to   2.63    156,509    165,606    5.75     0.40  to  1.00   -1.56  to   -0.96

VALIC COMPANY I SMALL CAP INDEX FUND, DIVISION 14
-------------------------------------------------
2012  205,976 $ 1.07 to  $4.62 $  846,828 $  836,963    1.28%    0.40% to  1.85%  13.93% to   15.59%
2011  225,799   0.93 to   4.00    811,189    869,879    0.97     0.40  to  1.85   -6.06  to   -4.69
2010  239,145   0.97 to   4.21    908,953    802,437    0.92     0.40  to  1.45   24.72  to   26.04
2009  253,624   0.77 to   3.34    771,594    625,406    1.87     0.40  to  1.45   26.36  to   27.71
2008  269,419   0.60 to   2.62    647,869    881,941    1.61     0.40  to  1.45  -35.42  to  -34.73

VALIC COMPANY I CORE EQUITY FUND, DIVISION 15
---------------------------------------------
2012   95,915 $ 0.93 to  $2.46 $  219,871 $  223,389    1.49%    0.40% to  1.85%  12.10% to   13.74%
2011  105,328   0.82 to   2.17    213,715    229,899    1.08     0.40  to  1.85   -2.30  to   -0.88
2010  114,337   0.82 to   2.19    235,433    224,786    1.26     0.40  to  1.00   11.70  to   12.37
2009  126,171   0.73 to   1.95    232,389    196,305    2.17     0.40  to  1.00   22.12  to   22.85
2008  139,868   0.60 to   1.59    210,844    301,477    0.94     0.40  to  1.00  -37.70  to  -37.32

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
      ---------------------------------- ------------------------------------------------------
              UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO      ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)      HIGHEST       (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- --------------- ---------- ---------- ----------  -------------   -----------------
VALIC COMPANY I GROWTH & INCOME FUND, DIVISION 16
-------------------------------------------------
2012   34,018 $0.95 to  $2.54 $   80,380 $   81,443    0.91%    0.40% to  1.85%  11.27% to   12.68%
2011   36,023  0.78 to   2.25     76,135     81,238    0.77     0.40  to  1.85   -6.10  to   -4.73
2010   37,680  0.81 to   2.37     84,164     79,052    1.25     0.40  to  1.45   10.64  to   11.81
2009   40,126  0.73 to   2.12     80,518     68,356    2.57     0.40  to  1.45   20.05  to   21.33
2008   44,144  0.60 to   1.75     73,428    106,096    1.90     0.40  to  1.45  -37.67  to  -37.00

VALIC COMPANY I SCIENCE & TECHNOLOGY FUND, DIVISION 17
------------------------------------------------------
2012  241,647 $0.66 to  $3.17 $  690,337 $  724,888    0.00%    0.40% to  1.85%  10.08% to   11.69%
2011  266,886  0.60 to   2.84    687,137    791,033      --     0.40  to  1.85   -7.71  to   -6.36
2010  293,662  0.65 to   3.04    812,819    726,982      --     0.40  to  1.45   20.32  to   21.60
2009  320,463  0.54 to   2.51    735,085    560,627    0.11     0.40  to  1.45   63.11  to   64.85
2008  331,257  0.33 to   1.52    463,670    736,702      --     0.40  to  1.45  -46.77  to  -46.20

VALIC COMPANY I SMALL CAP FUND, DIVISION 18
-------------------------------------------
2012   96,923 $1.11 to  $3.48 $  312,090 $  312,348    0.07%    0.40% to  1.85%  13.72% to   15.15%
2011  107,633  0.97 to   3.03    302,695    324,004    0.13     0.40  to  1.85   -2.58  to   -1.16
2010  114,707  0.99 to   3.07    328,013    289,296    0.18     0.40  to  1.00   28.27  to   29.04
2009  125,005  0.77 to   2.38    278,537    230,121    0.56     0.40  to  1.00   27.11  to   27.88
2008  137,567  0.60 to   1.87    240,997    341,874    0.38     0.40  to  1.00  -34.91  to  -34.52

VALIC COMPANY I INTERNATIONAL GROWTH FUND, DIVISION 20
------------------------------------------------------
2012  235,242 $1.04 to  $2.62 $  573,397 $  529,319    1.60%    0.40% to  1.85%  17.98% to   19.46%
2011  234,810  0.74 to   2.19    482,873    555,034    1.62     0.40  to  1.85  -11.46  to  -10.17
2010  259,788  0.82 to   2.44    597,987    522,038    1.50     0.40  to  1.00   11.47  to   12.14
2009  262,693  0.73 to   2.18    541,547    427,517    2.28     0.40  to  1.00   34.01  to   34.82
2008  267,849  0.54 to   1.62    411,248    584,007    1.65     0.40  to  1.00  -42.57  to  -42.22

VALIC COMPANY I DIVIDEND VALUE FUND, DIVISION 21
------------------------------------------------
2012  215,635 $0.98 to  $2.11 $  414,565 $  317,008    1.85%    0.40% to  1.85%  10.51% to   12.12%
2011  137,547  0.87 to   1.89    237,769    194,482    1.68     0.40  to  1.85    6.20  to    7.74
2010   93,955  0.81 to   1.76    151,322    132,577    1.38     0.40  to  1.00   12.91  to   13.59
2009   85,766  0.71 to   1.55    122,205     99,548    2.83     0.40  to  1.00   17.81  to   18.52
2008   89,191  0.60 to   1.31    107,471    156,956    2.32     0.40  to  1.00  -35.88  to  -35.49

VANGUARD LONG-TERM INVESTMENT GRADE FUND, DIVISION 22
-----------------------------------------------------
2012  107,229 $1.26 to  $3.40 $  324,948 $  285,625    4.67%    0.40% to  1.85%   9.61% to   11.21%
2011   91,923  1.15 to   3.07    252,660    205,693    5.37     0.40  to  1.85   15.04  to   16.71
2010   80,641  1.23 to   2.63    191,367    183,929    5.63     0.40  to  1.00    9.61  to   10.27
2009   78,886  1.11 to   2.39    170,703    156,319    6.25     0.40  to  1.00    7.67  to    8.32
2008   80,380  1.03 to   2.21    161,331    163,740    6.06     0.40  to  1.00    1.27  to    1.89

VANGUARD LONG-TERM TREASURY FUND, DIVISION 23
---------------------------------------------
2012  104,316 $1.29 to  $3.46 $  328,115 $  337,334    2.76%    0.40% to  1.85%   1.56% to    3.05%
2011  110,878  1.27 to   3.37    340,278    290,919    3.27     0.40  to  1.85   26.91  to   28.75
2010  120,333  1.21 to   2.62    288,502    310,318    4.03     0.40  to  1.00    7.84  to    8.48
2009  142,416  1.11 to   2.42    317,183    355,802    4.13     0.40  to  1.00  -12.93  to  -12.41
2008  179,085  1.27 to   2.77    457,525    363,716    4.33     0.40  to  1.00   21.29  to   22.02

VANGUARD WINDSOR II FUND, DIVISION 24
-------------------------------------
2012  550,354 $0.96 to  $2.95 $1,431,448 $1,446,920    2.33%    0.65% to  2.10%  14.28% to   15.96%
2011  609,057  0.83 to   2.55  1,377,632  1,434,797    2.23     0.65  to  2.10    0.57  to    2.04
2010  655,224  0.81 to   2.50  1,462,420  1,427,243    1.98     0.65  to  1.25    9.24  to    9.90
2009  715,186  0.74 to   2.28  1,462,917  1,181,133    2.77     0.65  to  1.25   25.47  to   26.23
2008  694,646  0.58 to   1.81  1,128,091  1,499,307    2.96     0.65  to  1.25  -37.49  to  -37.11

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
        ---------------------------------- ------------------------------------------------------
                UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS      LOWEST TO      ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)      HIGHEST       (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
        ------- --------------- ---------- ---------- ----------  -------------   -----------------
VANGUARD WELLINGTON FUND, DIVISION 25
-------------------------------------
2012    511,573 $1.12 to  $3.46 $1,537,119 $1,522,306    2.86%    0.65% to  2.10%  10.23% to   11.84%
2011    548,042  1.02 to   3.10  1,483,510  1,530,644    2.97     0.65  to  2.10    1.70  to    3.18
2010    590,076  1.01 to   3.01  1,558,590  1,436,066    2.90     0.65  to  1.25    9.56  to   10.22
2009    581,855  0.92 to   2.74  1,395,733  1,189,390    3.62     0.65  to  1.25   20.68  to   21.41
2008    618,448  0.76 to   2.26  1,225,434  1,497,681    3.54     0.65  to  1.25  -23.26  to  -22.80

VALIC COMPANY II INTERNATIONAL SMALL CAP EQUITY FUND, DIVISION 33
-----------------------------------------------------------------
2012    275,156 $0.95 to  $1.92 $  501,215 $  505,481    2.04%    0.15% to  1.60%  20.10% to   21.61%
2011    345,788  0.63 to   1.58    519,835    605,065    1.64     0.15  to  1.60  -20.90  to  -19.74
2010    338,206  0.79 to   1.97    637,415    587,896    1.03     0.15  to  0.75   19.14  to   19.86
2009    376,297  0.66 to   1.65    595,446    495,566    1.70     0.15  to  0.75   24.64  to   25.39
2008    406,274  0.52 to   1.32    516,024    616,841    1.17     0.15  to  0.75  -41.85  to  -41.50

VALIC COMPANY II SMALL CAP GROWTH FUND, DIVISION 35
---------------------------------------------------
2012     40,783 $0.97 to  $1.93 $   74,470 $   74,429    0.00%    0.15% to  1.60%  10.58% to   11.98%
2011     43,106  0.87 to   1.72     70,618     73,384      --     0.15  to  1.60   -5.68  to   -4.31
2010     40,165  0.93 to   1.80     69,252     49,816      --     0.15  to  1.20   31.75  to   33.49
2009     34,299  0.70 to   1.35     44,559     33,811      --     0.15  to  1.20   35.77  to   37.56
2008     31,934  0.52 to   0.99     30,327     41,375      --     0.15  to  1.20  -44.05  to  -43.31

VALIC COMPANY II SMALL CAP VALUE FUND, DIVISION 36
--------------------------------------------------
2012    165,403 $1.03 to  $2.71 $  420,658 $  401,638    0.53%    0.15% to  1.60%  13.23% to   14.89%
2011    172,412  0.91 to   2.37    383,764    427,513    0.87     0.15  to  1.60   -9.23  to   -7.90
2010    184,161  1.00 to   2.58    448,256    379,693    1.17     0.15  to  0.75   24.88  to   25.63
2009    187,896  0.80 to   2.05    366,264    276,720    1.27     0.15  to  0.75   23.27  to   24.02
2008    145,609  0.64 to   1.66    228,970    259,868    1.06     0.15  to  0.75  -30.25  to  -29.83

VALIC COMPANY II MID CAP GROWTH FUND, DIVISION 37
-------------------------------------------------
2012     83,075 $1.02 to  $1.50 $  117,917 $  132,464    0.10%    0.15% to  1.60%   9.54% to   10.92%
2011    109,257  0.84 to   1.35    140,381    162,982      --     0.15  to  1.60   -6.60  to   -5.24
2010    118,027  0.89 to   1.43    160,999    179,414      --     0.15  to  0.75   21.28  to   22.01
2009    162,373  0.73 to   1.17    182,531    141,799      --     0.15  to  0.75   42.60  to   43.45
2008    167,995  0.51 to   0.82    132,414    166,293      --     0.15  to  0.75  -47.02  to  -46.70

VALIC COMPANY II MID CAP VALUE FUND, DIVISION 38
------------------------------------------------
2012    190,393 $1.05 to  $3.96 $  700,450 $  644,871    0.44%    0.15% to  1.60%  19.84% to   21.59%
2011    190,365  0.86 to   3.27    580,005    567,306    0.51     0.15  to  1.60  -10.23  to   -8.92
2010    165,538  0.95 to   3.59    555,061    485,670    0.70     0.15  to  0.75   21.29  to   22.02
2009    180,191  0.78 to   2.95    499,338    397,647    1.30     0.15  to  0.75   35.75  to   36.57
2008    193,079  0.57 to   2.17    393,903    513,298    0.46     0.15  to  0.75  -39.15  to  -38.79

VALIC COMPANY II CAPITAL APPRECIATION FUND, DIVISION 39
-------------------------------------------------------
2012     30,004 $0.81 to  $1.19 $   33,868 $   32,425    0.47%    0.15% to  1.60%  16.07% to   17.53%
2011     29,258  0.70 to   1.20     28,216     30,075    0.47     0.15  to  1.60   -3.44  to   -2.03
2010     31,069  0.72 to   1.24     30,770     28,686    0.40     0.15  to  1.20   12.70  to   14.18
2009     33,269  0.64 to   1.09     29,011     23,949    1.27     0.15  to  1.20   30.38  to   32.10
2008     35,384  0.49 to   0.83     23,480     32,614    0.07     0.15  to  1.20  -44.98  to  -44.26

VALIC COMPANY II LARGE CAP VALUE FUND, DIVISION 40
--------------------------------------------------
2012     80,659 $1.08 to  $1.99 $  151,544 $  150,793    1.33%    0.15% to  1.60%  15.07% to   16.52%
2011     95,597  0.73 to   1.71    155,197    161,604    1.01     0.15  to  1.60   -5.89  to   -4.52
2010     96,600  0.76 to   1.79    165,350    158,831    1.29     0.15  to  0.75   15.07  to   15.76
2009    106,396  0.66 to   1.55    158,240    136,168    2.07     0.15  to  0.75    9.36  to   10.02
2008    115,417  0.60 to   1.41    156,942    279,624    1.78     0.15  to  0.75  -37.19  to  -36.81

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. FINANCIAL HIGHLIGHTS (CONTINUED)

                 AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
        -------------------------------- ------------------------------------------------------
                UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS      LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)      HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
        ------- --------------- -------- ---------- ----------  -------------   -----------------
VALIC COMPANY II SOCIALLY RESPONSIBLE FUND, DIVISION 41
-------------------------------------------------------
2012    332,810 $1.13 to  $1.70 $536,742  $597,000     1.46%    0.15% to  1.60%  13.40% to   14.83%
2011    465,306  0.89 to   1.48  656,164   724,622     1.24     0.15  to  1.60   -0.30  to    1.15
2010    543,535  0.88 to   1.47  762,238   726,809     1.13     0.15  to  0.75   13.77  to   14.46
2009    588,653  0.77 to   1.29  724,759   589,344     1.89     0.15  to  0.75   29.72  to   30.50
2008    624,830  0.59 to   0.99  593,031   845,688     1.67     0.15  to  0.75  -38.01  to  -37.63

VALIC COMPANY II MONEY MARKET II FUND, DIVISION 44
--------------------------------------------------
2012    137,930 $0.97 to  $1.32 $172,581  $184,420     0.01%    0.15% to  1.60%  -1.58% to   -0.34%
2011    152,454  0.98 to   1.32  192,060   191,918     0.01     0.15  to  1.60   -1.57  to   -0.14
2010    145,958  1.03 to   1.33  185,792   211,555     0.01     0.15  to  0.75   -0.74  to   -0.14
2009    177,060  1.03 to   1.33  227,029   255,923     0.41     0.15  to  0.75   -0.40  to    0.20
2008    246,302  1.03 to   1.33  316,406   334,421     2.23     0.15  to  0.75    1.47  to    2.08

VALIC COMPANY I NASDAQ-100(R) INDEX FUND, DIVISION 46
-----------------------------------------------------
2012    212,283 $0.73 to  $1.17 $154,991  $145,921     0.50%    0.40% to  1.85%  15.78% to   17.23%
2011    184,202  0.62 to   1.01  115,067   116,952     0.37     0.40  to  1.85    1.08  to    2.55
2010    187,997  0.61 to   0.99  115,120   103,478     0.26     0.40  to  1.00   18.53  to   19.25
2009    195,757  0.51 to   0.83  101,088    72,999     0.31     0.40  to  1.00   53.89  to   54.81
2008    159,845  0.33 to   0.53   53,618    77,846     0.24     0.40  to  1.00  -42.99  to  -42.65

VALIC COMPANY II AGGRESSIVE GROWTH LIFESTYLE FUND, DIVISION 48
--------------------------------------------------------------
2012    151,965 $1.11 to  $2.34 $336,975  $289,368     1.53%    0.15% to  1.60%  13.38% to   14.80%
2011    110,693  0.95 to   2.04  214,836   180,875     2.04     0.15  to  1.60   -1.75  to   -0.32
2010     78,398  0.95 to   2.05  153,507   124,682     2.55     0.15  to  1.20   14.24  to   15.74
2009     63,007  0.82 to   1.77  107,254    81,839     1.98     0.15  to  1.20   27.30  to   28.98
2008     53,544  0.64 to   1.38   71,085    84,221     2.28     0.15  to  1.20  -33.93  to  -33.05

VALIC COMPANY II MODERATE GROWTH LIFESTYLE FUND, DIVISION 49
------------------------------------------------------------
2012    210,641 $1.11 to  $2.50 $498,521  $415,887     1.83%    0.15% to  1.60%  11.89% to   13.30%
2011    149,322  1.00 to   2.21  313,625   274,844     2.25     0.15  to  1.60   -0.35  to    1.10
2010    113,112  1.03 to   2.19  236,445   193,044     3.00     0.15  to  1.20   13.21  to   14.70
2009     89,780  0.90 to   1.91  164,570   127,577     2.66     0.15  to  1.20   24.28  to   25.91
2008     80,685  0.71 to   1.52  118,105   132,834     2.48     0.15  to  1.20  -27.25  to  -26.29

VALIC COMPANY II CONSERVATIVE GROWTH LIFESTYLE FUND, DIVISION 50
----------------------------------------------------------------
2012     92,004 $1.12 to  $2.50 $216,627  $179,805     2.30%    0.15% to  1.60%  10.11% to   11.49%
2011     63,788  1.02 to   2.24  135,919   116,178     2.76     0.15  to  1.60    1.79  to    3.27
2010     48,658  1.09 to   2.17  101,184    80,708     3.33     0.15  to  1.20   11.83  to   13.30
2009     35,263  0.96 to   1.92   65,146    52,683     3.67     0.15  to  1.20   19.14  to   20.71
2008     32,076  0.80 to   1.60   49,349    54,676     2.62     0.15  to  1.20  -19.51  to  -18.45

VANGUARD LIFESTRATEGY GROWTH FUND, DIVISION 52
----------------------------------------------
2012     97,744 $1.07 to  $1.80 $166,668  $158,810     2.39%    0.65% to  2.10%  11.99% to   13.40%
2011     97,374  0.86 to   1.59  146,998   147,901     2.06     0.65  to  2.10   -4.31  to   -2.91
2010     93,569  0.88 to   1.64  146,353   130,158     2.08     0.65  to  1.25   13.63  to   14.32
2009     90,265  0.77 to   1.43  124,240   101,794     2.50     0.65  to  1.25   23.44  to   24.18
2008     85,467  0.62 to   1.16   95,289   119,196     2.44     0.65  to  1.25  -35.21  to  -34.82

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND, DIVISION 53
-------------------------------------------------------
2012    106,449 $1.07 to  $1.86 $187,532  $180,095     2.36%    0.65% to  2.10%   9.44% to   10.81%
2011    103,448  0.95 to   1.68  165,256   163,396     2.25     0.65  to  2.10   -1.82  to   -0.39
2010     98,281  0.95 to   1.69  158,557   144,747     2.34     0.65  to  1.25   11.91  to   12.58
2009     95,648  0.85 to   1.50  137,961   115,704     2.80     0.65  to  1.25   18.84  to   19.55
2008     91,608  0.71 to   1.26  111,169   131,333     3.05     0.65  to  1.25  -27.41  to  -26.97

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

               AT DECEMBER 31                      FOR THE YEAR ENDED DECEMBER 31
      -------------------------------- ------------------------------------------------------
              UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
      UNITS      LOWEST TO     ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
      (000S)      HIGHEST      (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ------- --------------- -------- ---------- ----------  -------------   -----------------
VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND, DIVISION 54
-----------------------------------------------------------
2012   42,752 $1.07 to  $1.83 $ 74,254  $ 68,878     2.35%    0.65% to  2.10%   6.92% to    8.26%
2011   39,731  1.00 to   1.69   64,120    63,994     2.34     0.65  to  2.10   -0.35  to    1.10
2010   39,029  1.01 to   1.68   62,668    57,067     2.59     0.65  to  1.25    9.76  to   10.42
2009   36,792  0.92 to   1.52   53,838    46,000     3.11     0.65  to  1.25   15.60  to   16.30
2008   36,297  0.79 to   1.31   45,929    52,588     3.56     0.65  to  1.25  -20.52  to  -20.04

VALIC COMPANY II CORE BOND FUND, DIVISION 58
--------------------------------------------
2012  239,177 $1.10 to  $2.05 $459,847  $421,689     3.00%    0.15% to  1.60%   5.68% to    7.22%
2011  209,904  1.05 to   1.92  378,574   305,035     3.26     0.15  to  1.60    4.53  to    6.05
2010  144,575  1.21 to   1.81  246,246   176,396     3.64     0.15  to  1.20    8.00  to    9.42
2009   87,930  1.11 to   1.66  136,448   112,683     6.14     0.15  to  1.20   14.31  to   15.82
2008   80,969  0.96 to   1.43  108,756   155,936     5.27     0.15  to  1.20   -6.17  to   -4.93

VALIC COMPANY II STRATEGIC BOND FUND, DIVISION 59
-------------------------------------------------
2012  231,898 $1.14 to  $2.76 $603,911  $538,346     4.18%    0.15% to  1.60%  10.62% to   12.01%
2011  202,475  1.03 to   2.46  474,360   439,308     5.67     0.15  to  1.60    2.67  to    4.17
2010  181,559  1.19 to   2.37  411,674   378,971     5.62     0.15  to  1.20    9.39  to   10.83
2009  167,361  1.07 to   2.14  344,468   283,393     5.80     0.15  to  1.20   24.17  to   25.81
2008  159,484  0.85 to   1.71  262,296   308,244     7.78     0.15  to  1.20  -15.44  to  -14.32

VALIC COMPANY II HIGH YIELD BOND FUND, DIVISION 60
--------------------------------------------------
2012  129,786 $1.15 to  $2.48 $300,387  $248,391     6.16%    0.15% to  1.60%  11.94% to   13.35%
2011  105,061  1.03 to   2.18  216,844   217,690     7.19     0.15  to  1.60    2.75  to    4.25
2010  103,235  1.10 to   2.10  207,116   203,757     7.66     0.15  to  0.75   12.67  to   13.35
2009  108,230  0.97 to   1.86  192,756   154,152    10.37     0.15  to  0.75   42.43  to   43.29
2008  107,247  0.68 to   1.30  134,056   181,344     8.84     0.15  to  0.75  -31.81  to  -31.40

ARIEL FUND, DIVISION 68
-----------------------
2012  172,615 $1.03 to  $2.18 $349,450  $343,162     0.96%    0.40% to  1.85%  18.11% to   19.84%
2011  192,640  0.86 to   1.82  328,302   376,186     0.19     0.40  to  1.85  -12.96  to  -11.70
2010  204,028  0.98 to   2.07  396,452   346,936     0.01     0.40  to  1.00   24.72  to   25.47
2009  209,571  0.78 to   1.65  326,053   228,895     0.02     0.40  to  1.00   61.79  to   62.76
2008  210,618  0.48 to   1.02  202,490   331,104     0.97     0.40  to  1.00  -48.77  to  -48.46

ARIEL APPRECIATION FUND, DIVISION 69
------------------------------------
2012  139,223 $1.07 to  $2.20 $287,615  $277,062     0.83%    0.40% to  1.85%  17.16% to   18.87%
2011  146,226  0.91 to   1.85  255,760   281,612     0.37     0.40  to  1.85   -9.04  to   -7.72
2010  149,428  1.06 to   2.01  284,897   256,984     0.03     0.40  to  1.00   18.43  to   19.14
2009  155,818  0.89 to   1.69  250,852   180,169     0.17     0.40  to  1.00   61.33  to   62.31
2008  163,108  0.55 to   1.04  162,793   249,409     0.55     0.40  to  1.00  -41.33  to  -40.97

LOU HOLLAND GROWTH FUND, DIVISION 70
------------------------------------
2012   51,966 $1.12 to  $1.25 $ 62,551  $ 61,307     0.06%    0.40% to  1.85%  10.12% to   11.51%
2011   50,904  1.01 to   1.12   55,164    52,493       --     0.40  to  1.85    1.49  to    2.97
2010   47,876  0.98 to   1.09   50,714    45,631       --     0.40  to  1.00   12.84  to   13.52
2009   48,213  0.87 to   0.96   45,224    33,476       --     0.40  to  1.00   37.69  to   38.51
2008   43,833  0.63 to   0.70   29,858    40,753       --     0.40  to  1.00  -35.48  to  -35.09

VALIC COMPANY I BLUE CHIP GROWTH FUND, DIVISION 72
--------------------------------------------------
2012  359,500 $1.13 to  $1.18 $407,535  $396,858     0.05%    0.40% to  1.85%  15.96% to   17.42%
2011  363,493  0.90 to   1.01  352,236   375,736     0.02     0.40  to  1.85   -0.40  to    1.06
2010  390,794  0.89 to   1.00  377,066   408,096     0.04     0.40  to  1.00   15.06  to   15.75
2009  524,641  0.77 to   0.87  440,473   342,959     0.26     0.40  to  1.00   41.70  to   42.55
2008  451,191  0.54 to   0.61  267,117   293,877     0.17     0.40  to  1.00  -43.47  to  -43.13

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
        -------------------------------  ------------------------------------------------------
                UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)     HIGHEST       (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
        ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY I HEALTH SCIENCES FUND, DIVISION 73
-------------------------------------------------
2012    149,863 $1.40 to  $2.20 $315,416  $279,749     0.00%    0.40% to  1.85%  29.31% to   30.94%
2011    132,174  1.08 to   1.68  213,411   206,037     0.37     0.40  to  1.85    8.46  to   10.04
2010    126,203  1.05 to   1.53  186,279   175,419       --     0.40  to  1.00   14.60  to   15.29
2009    134,702  0.91 to   1.33  173,403   143,741       --     0.40  to  1.00   30.20  to   30.99
2008    143,853  0.70 to   1.02  142,129   181,521       --     0.40  to  1.00  -30.28  to  -29.86

VALIC COMPANY I VALUE FUND, DIVISION 74
---------------------------------------
2012     64,658 $1.10 to  $1.47 $ 91,345  $104,321     2.12%    0.40% to  1.85%  14.80% to   16.24%
2011     94,147  0.80 to   1.26  114,983   121,861     1.31     0.40  to  1.85   -4.06  to   -2.66
2010     98,833  0.82 to   1.30  124,704   137,330     0.64     0.40  to  1.00   13.75  to   14.43
2009    140,943  0.72 to   1.14  156,504   137,329     2.23     0.40  to  1.00   32.09  to   32.88
2008    178,504  0.54 to   0.86  150,143   191,340     1.03     0.40  to  1.00  -42.74  to  -42.39

VALIC COMPANY I BROAD CAP VALUE INCOME FUND, DIVISION 75
--------------------------------------------------------
2012     26,193 $1.12 to  $1.24 $ 31,467  $ 29,715     0.70%    0.40% to  1.85%  11.89% to   13.30%
2011     24,927  0.90 to   1.09   26,600    26,288     1.76     0.40  to  1.85   -0.19  to    1.26
2010     20,311  0.89 to   1.08   24,199    21,304     1.83     0.40  to  1.00   13.30  to   13.98
2009     19,603  0.78 to   0.95   20,667    16,746     2.34     0.40  to  1.00   24.07  to   24.82
2008     20,170  0.62 to   0.76   17,061    22,875     2.18     0.40  to  1.00  -35.12  to  -34.73

VALIC COMPANY I LARGE CAP CORE FUND, DIVISION 76
------------------------------------------------
2012     95,261 $1.13 to  $1.47 $136,137  $132,383     1.02%    0.40% to  1.85%  16.49% to   17.95%
2011    101,911  0.97 to   1.25  124,377   130,246     0.91     0.40  to  1.85   -2.85  to   -1.44
2010    101,954  1.02 to   1.27  127,140   127,049     1.06     0.40  to  1.00   15.58  to   16.28
2009    101,838  0.88 to   1.09  109,687    93,286     1.47     0.40  to  1.00   36.93  to   37.75
2008    120,552  0.64 to   0.79   94,759    76,422     0.72     0.40  to  1.00  -33.15  to  -32.75

VALIC COMPANY I INFLATION PROTECTED FUND, DIVISION 77
-----------------------------------------------------
2012    298,846 $1.15 to  $1.43 $413,284  $379,284     2.77%    0.40% to  1.85%   6.05% to    7.38%
2011    255,365  1.08 to   1.33  330,664   287,954     1.72     0.40  to  1.85    8.10  to    9.67
2010    208,880  1.15 to   1.22  248,185   234,203     2.40     0.40  to  1.00    8.05  to    8.70
2009    172,929  1.06 to   1.12  195,635   154,654     1.04     0.40  to  1.00    8.49  to    9.15
2008    143,120  0.97 to   1.03  150,002   133,699     4.83     0.40  to  1.00   -6.27  to   -5.70

VALIC COMPANY I VALIC GROWTH FUND, DIVISION 78
----------------------------------------------
2012    665,111 $1.07 to  $1.22 $789,736  $790,190     0.72%    0.40% to  1.85%  12.80% to   14.46%
2011    674,070  0.94 to   1.07  703,255   744,771     0.70     0.40  to  1.85   -2.44  to   -1.02
2010    705,473  0.95 to   1.08  747,679   685,482     0.67     0.40  to  1.45   16.53  to   17.77
2009    764,385  0.80 to   0.92  691,637   568,285     0.95     0.40  to  1.45   34.55  to   35.98
2008    826,768  0.59 to   0.68  553,158   817,995     0.02     0.40  to  1.45  -40.51  to  -39.88

VALIC COMPANY I LARGE CAPITAL GROWTH FUND, DIVISION 79
------------------------------------------------------
2012    289,231 $0.93 to  $1.22 $343,216  $356,451     0.21%    0.40% to  1.85%  10.37% to   11.98%
2011    316,720  0.83 to   1.10  337,606   374,650     0.28     0.40  to  1.85   -7.84  to   -6.49
2010    341,447  0.89 to   1.17  391,506   362,773     0.42     0.40  to  1.45   13.82  to   15.03
2009    371,886  0.77 to   1.02  372,794   310,848     0.86     0.40  to  1.45   29.26  to   30.64
2008    402,218  0.59 to   0.78  310,364   445,695     0.24     0.40  to  1.45  -39.43  to  -38.78

SUNAMERICA 2010 HIGH WATERMARK FUND, DIVISION 80 (CLOSED)/ (4)/
--------------------------------------------------------------
2008         --    -- to     --       --    13,452       --     0.40% to  1.00%   1.59% to    1.71%

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                 AT DECEMBER 31                         FOR THE YEAR ENDED DECEMBER 31
      ------------------------------------  ------------------------------------------------------
                 UNIT FAIR VALUE    NET      AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
        UNITS      LOWEST TO       ASSETS   NET ASSETS   INCOME      LOWEST TO         LOWEST TO
        (000S)      HIGHEST        (000S)     (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
      ---------- --------------  ---------- ---------- ----------  -------------   -----------------
SUNAMERICA 2015 HIGH WATERMARK FUND, DIVISION 81/(8)/
----------------------------------------------------
2011  $17,056.00 $1.02 to  $1.23 $20,464.00 $22,019.00    2.23%    0.65% to  1.25%   4.63% to    5.26%
2010      21,371  0.97 to   1.17     24,363     26,186    2.10     0.65  to  1.25    5.27  to    5.90
2009      25,578  0.91 to   1.11     27,849     27,673    1.91     0.65  to  1.25   -1.64  to   -1.05
2008      26,300  0.92 to   1.12     29,108     27,723    2.01     0.65  to  1.25   -5.96  to   -5.39

SUNAMERICA 2020 HIGH WATERMARK FUND, DIVISION 82
------------------------------------------------
2012      13,367 $1.17 to  $1.21 $   15,716 $   17,642    2.31%    0.65% to  1.25%   2.96% to    3.37%
2011      16,423  0.95 to   1.17     18,751     15,862    2.73     0.65  to  1.25   15.90  to   16.59
2010      15,226  0.81 to   1.01     14,991     13,842    2.69     0.65  to  1.25    7.50  to    8.14
2009      13,153  0.75 to   0.93     12,042     11,690    2.24     0.65  to  1.25   -7.32  to   -6.76
2008      12,028  0.81 to   1.00     11,879     12,395    2.22     0.65  to  1.25  -17.31  to  -16.80

VALIC COMPANY I MID CAP STRATEGIC GROWTH FUND, DIVISION 83
----------------------------------------------------------
2012     164,490 $0.92 to  $1.47 $  233,684 $  248,952    0.00%    0.40% to  1.85%   7.22% to    8.79%
2011     187,090  0.85 to   1.35    245,809    284,353    0.47     0.40  to  1.85   -8.46  to   -7.12
2010     208,331  0.91 to   1.46    296,518    259,638    0.06     0.40  to  1.45   24.35  to   25.67
2009     221,863  0.73 to   1.16    252,605    199,361    0.64     0.40  to  1.45   44.94  to   46.49
2008     231,620  0.50 to   0.80    181,182    295,424      --     0.40  to  1.45  -48.83  to  -48.29

VALIC COMPANY I SMALL CAP SPECIAL VALUES FUND, DIVISION 84
----------------------------------------------------------
2012     170,518 $1.05 to  $1.13 $  188,728 $  184,666    0.60%    0.40% to  1.85%   4.84% to   13.82%
2011     186,944  0.88 to   1.00    182,403    193,401    0.77     0.40  to  1.85   -5.93  to   -5.36
2010     197,528  0.93 to   1.05    204,726    187,800    0.65     0.40  to  1.00   20.39  to   21.11
2009     213,947  0.77 to   0.87    184,086    149,260    1.98     0.40  to  1.00   30.19  to   30.97
2008     229,331  0.59 to   0.67    151,515    219,815    1.09     0.40  to  1.00  -36.15  to  -35.76

VALIC COMPANY I SMALL MID GROWTH FUND, DIVISION 85
--------------------------------------------------
2012      91,849 $1.03 to  $1.14 $  101,706 $  104,088    0.00%    0.40% to  1.85%   2.86% to   10.94%
2011      98,545  0.91 to   1.02     98,730    109,073      --     0.40  to  1.85   -5.31  to   -4.75
2010     106,947  0.96 to   1.08    113,096     98,531      --     0.40  to  1.00   24.97  to   25.73
2009     112,722  0.76 to   0.86     95,333     76,536    0.25     0.40  to  1.00   39.45  to   40.29
2008     115,211  0.54 to   0.61     69,837    101,001    0.08     0.40  to  1.00  -40.30  to  -39.93

VALIC COMPANY I SMALL CAP AGGRESSIVE GROWTH FUND, DIVISION 86
-------------------------------------------------------------
2012      55,949 $1.00 to  $1.35 $   73,916 $   75,295    0.00%    0.40% to  1.85%  12.96% to   14.38%
2011      60,834  0.88 to   1.18     70,524     81,094      --     0.40  to  1.85  -11.85  to  -10.57
2010      68,838  1.06 to   1.33     89,729     84,552      --     0.40  to  1.00   26.54  to   27.30
2009      67,301  0.83 to   1.04     69,293     48,669    0.01     0.40  to  1.00   51.58  to   52.49
2008      55,785  0.55 to   0.69     37,879     54,383      --     0.40  to  1.00  -41.16  to  -40.80

VALIC COMPANY I EMERGING ECONOMIES FUND, DIVISION 87
----------------------------------------------------
2012     589,559 $0.72 to  $1.03 $  586,649 $  474,324    0.73%    0.40% to  1.85%  16.71% to   18.42%
2011     263,671  0.61 to   0.87    219,563    241,218    0.97     0.40  to  1.85  -14.61  to  -13.36
2010     263,737  0.70 to   1.01    254,860    238,413    1.76     0.40  to  1.45    9.61  to   10.77
2009     282,505  0.64 to   0.91    248,410    205,613    0.38     0.40  to  1.45   27.72  to   29.08
2008     303,049  0.49 to   0.71    208,026    328,038    1.18     0.40  to  1.45  -46.87  to  -46.30

                              SEPARATE ACCOUNT A
                                      OF
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)


7. FINANCIAL HIGHLIGHTS (CONTINUED)

                  AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
          -------------------------------  ------------------------------------------------------
                  UNIT FAIR VALUE   NET     AVERAGE   INVESTMENT  EXPENSE RATIO      TOTAL RETURN
          UNITS     LOWEST TO      ASSETS  NET ASSETS   INCOME      LOWEST TO         LOWEST TO
          (000S)     HIGHEST       (000S)    (000S)   RATIO /(1)/ HIGHEST /(2)/     HIGHEST /(3)/
          ------- --------------  -------- ---------- ----------  -------------   -----------------
VALIC COMPANY I GLOBAL STRATEGY FUND, DIVISION 88
-------------------------------------------------
2012      273,255 $1.13 to  $1.66 $442,647  $463,613     5.69%    0.40% to  1.85%  17.35% to   18.83%
2011      335,756  0.96 to   1.40  459,716   502,485     4.41     0.40  to  1.85   -4.01  to   -2.61
2010      361,200  1.04 to   1.44  510,781   425,350     3.54     0.40  to  1.00   10.57  to   11.23
2009      320,247  0.94 to   1.30  409,351   349,195    10.60     0.40  to  1.00   22.79  to   23.53
2008      354,647  0.76 to   1.05  369,050   447,117     5.76     0.40  to  1.00  -21.58  to  -21.11

VALIC COMPANY I FOREIGN VALUE FUND, DIVISION 89
-----------------------------------------------
2012      744,687 $0.85 to  $1.19 $867,033  $832,638     3.20%    0.40% to  1.85%  16.59% to   18.30%
2011      839,594  0.72 to   1.01  831,211   949,942     2.58     0.40  to  1.85  -14.61  to  -13.36
2010      848,633  0.83 to   1.17  975,265   848,704     1.82     0.40  to  1.00    6.51  to    7.15
2009      751,757  0.77 to   1.09  810,513   642,165     2.97     0.40  to  1.00   45.89  to   46.77
2008      765,921  0.53 to   0.75  565,647   820,333     3.43     0.40  to  1.00  -45.10  to  -44.77

VALIC COMPANY I GLOBAL REAL ESTATE FUND, DIVISION 101 /(5)/
----------------------------------------------------------
2012      281,040 $1.16 to  $1.18 $326,429  $283,429     1.74%    0.40% to  1.85%  28.60% to   30.22%
2011      272,862  0.89 to   0.92  244,297   256,372     2.22     0.40  to  1.85   -9.69  to   -8.37
2010      254,996  0.98 to   1.00  250,623   265,805     5.68     0.40  to  1.00   17.05  to   17.75
2009      312,027  0.84 to   0.85  270,476   208,280    13.12     0.40  to  1.00   30.58  to   31.36
2008      294,039  0.64 to   0.65  195,460    51,139     5.32     0.40  to  1.00  -35.75  to  -35.43

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND, DIVISION 102 /(6)/
----------------------------------------------------------------
2012      215,787 $0.98 to  $1.00 $214,139  $176,572     2.46%    0.40% to  1.85%  -1.77% to    3.01%
2011        4,938  0.97 to   0.97    4,772     3,069       --     0.40  to  1.85   -3.30  to   -3.24

VALIC COMPANY I DYNAMIC ALLOCATION FUND, DIVISION 103/(7)/
---------------------------------------------------------
2012            1 $1.00 to  $1.00 $  9,981  $  9,954     0.00%    0.40% to  1.85%  -0.24% to   -0.24%

/(1)/These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.
/(2)/These amounts represent the annualized contract expenses of the separate account, consisting of mortality and expense risk charges, net of any expense reimbursements, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
/(3)/These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period.
/(4)/Fund commenced operations on February 18, 2005 and closed April 21, 2008. /(5)/Fund commenced operations on March 7, 2008.
/(6)/Fund commenced operations on November 1, 2011.
/(7)/Fund commenced operations on December 31, 2012.
/(8)/Fund closed on October 26, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                               NAIC CODE: 19380

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                        AMERICAN HOME ASSURANCE COMPANY

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report.........................................................  2
Statements of Admitted Assets........................................................  3
Statements of Liabilities, Capital and Surplus.......................................  4
Statements of Operations and Changes in Capital and Surplus..........................  5
Statements of Cash Flow..............................................................  6
Note 1 - Organization and Summary of Significant Statutory Basis Accounting Policies.  7
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements.............. 20
Note 3 - Investments................................................................. 23
Note 4 - Reserves for Losses and Loss Adjustment Expenses............................ 35
Note 5 - Related Party Transactions.................................................. 41
Note 6 - Reinsurance................................................................. 49
Note 7 - Deposit Accounting Assets and Liabilities................................... 55
Note 8 - Federal and Foreign Income Taxes............................................ 56
Note 9 - Pension Plans and Deferred Compensation Arrangements........................ 64
Note 10 - Capital and Surplus and Dividend Restrictions.............................. 67
Note 11 - Contingencies.............................................................. 69
Note 12 - Other Significant Matters.................................................. 77
Note 13 - Subsequent Events.......................................................... 81

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of American Home Assurance Company:

We have audited the accompanying statutory financial statements of American Home Assurance Company, which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 1B.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
April 26, 2013
New York, New York

                        AMERICAN HOME ASSURANCE COMPANY

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                              2012             2011
------------------                                                                           -----------      -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $18,325,355; 2011 - $18,504,022)   $17,011,221      $17,761,724
   Common stocks, at fair value adjusted for nonadmitted assets
     (cost: 2012 - $61,305; 2011 - $63,353)                                                       83,185           84,263
   Other invested assets (cost: 2012 - $1,221,922; 2011 - $1,196,504)                          1,483,452        1,440,576
   Mortgage loans                                                                                 60,167               --
   Derivatives                                                                                     2,188            1,690
   Short-term investments, at amortized cost (approximates fair value)                         1,075,189          377,947
   Cash and cash equivalents                                                                      59,125           68,584
   Receivable for securities sold and other                                                          513              491
                                                                                             -----------      -----------
       TOTAL CASH AND INVESTED ASSETS                                                         19,775,040       19,735,275
                                                                                             -----------      -----------
Investment income due and accrued                                                                181,068          185,393
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                              839,516          456,491
   Premiums and installments booked but deferred and not yet due                                 287,646          343,368
   Accrued retrospective premiums                                                              1,118,007        1,378,023
Amounts billed and receivable from high deductible policies                                       57,578           38,303
Reinsurance recoverable on loss payments                                                         444,027          399,486
Funds held by or deposited with reinsurers                                                        75,742           71,893
Net deferred tax assets                                                                          783,175          691,892
Equities in underwriting pools and associations                                                  255,640          266,934
Receivables from parent, subsidiaries and affiliates                                             203,974           13,330
Other admitted assets                                                                            280,887          320,924
                                                                                             -----------      -----------
       TOTAL ADMITTED ASSETS                                                                 $24,302,300      $23,901,312
                                                                                             ===========      ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                       2012        2011
------------------                                                    ----------- -----------
                            Liabilities

Reserves for losses and loss adjustment expenses                      $12,300,489 $12,466,514
Unearned premium reserves                                               2,654,419   2,843,572
Commissions, premium taxes, and other expenses payable                    273,150     314,677
Reinsurance payable on paid loss and loss adjustment expenses             282,684      83,381
Current federal taxes payable to parent                                     4,311      23,930
Funds held by company under reinsurance treaties                        1,232,398   1,196,004
Provision for reinsurance                                                  49,111      78,525
Ceded reinsurance premiums payable, net of ceding commissions             510,362     350,769
Deposit accounting liabilities                                             86,648      97,625
Deposit accounting liabilities - funds held                                17,981       4,848
Collateral deposit liability                                              376,977     299,956
Payable for securities purchased                                              489           3
Payable to parent, subsidiaries and affiliates                            111,709      85,155
Other liabilities                                                         397,229     389,050
                                                                      ----------- -----------
   TOTAL LIABILITIES                                                   18,297,957  18,234,009
                                                                      =========== ===========
                        Capital and Surplus

Common capital stock, $11.51 par value, 1,758,158 shares authorized,
1,695,054 shares issued and outstanding                                    19,504      19,504
Capital in excess of par value                                          4,048,510   4,689,192
Unassigned surplus                                                      1,935,124     507,717
Special surplus tax - SSAP 10R                                                 --     450,661
Special surplus funds from retroactive reinsurance                          1,205         229
                                                                      ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                            6,004,343   5,667,303
                                                                      ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                             $24,302,300 $23,901,312
                                                                      =========== ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                                ----------  -----------  -----------
                                      Statement of Operations

Underwriting income:
   Premiums earned                                                              $5,357,689  $ 5,682,158  $ 5,648,764
                                                                                ----------  -----------  -----------
Underwriting deductions:
   Losses incurred                                                               3,633,608    3,932,805    5,066,245
   Loss adjustment expenses incurred                                               625,094      611,264      912,853
   Other underwriting expenses incurred                                          1,765,943    1,668,713    1,674,370
                                                                                ----------  -----------  -----------
Total underwriting deductions                                                    6,024,645    6,212,782    7,653,468
                                                                                ----------  -----------  -----------
Loss portfolio transfer
   Premiums from affiliated loss portfolio transfer (Note 4)                       (40,241)  (1,933,829)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               40,241    1,933,829           --
                                                                                ----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                                ----------  -----------  -----------
Net underwriting loss                                                             (666,956)    (530,624)  (2,004,704)
                                                                                ----------  -----------  -----------
Investment gain:
   Net investment income earned                                                    911,306      800,175      769,130
   Net realized capital gains (net of capital gains tax: 2012 - $48,295;
     2011 - $90,032; 2010 - $169,323)                                               56,339      166,901      294,941
                                                                                ----------  -----------  -----------
Net investment gain                                                                967,645      967,076    1,064,071
                                                                                ----------  -----------  -----------
Net loss from agents' or premium balances charged-off                              (57,047)     (16,296)     (30,549)
Other income (expense)                                                              10,700      (29,775)      52,746
                                                                                ----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES            254,342      390,381     (918,436)
Federal and foreign income tax benefit                                             (31,163)    (104,195)    (141,920)
                                                                                ----------  -----------  -----------
   NET INCOME (LOSS)                                                            $  285,505  $   494,576  $  (776,516)
                                                                                ==========  ===========  ===========
                                  Changes in Capital and Surplus

Capital and surplus, as of December 31, previous year                           $5,667,303  $ 6,673,099  $ 5,872,354
                                                                                ----------  -----------  -----------
   Adjustment to beginning surplus (Note 2)                                        (29,278)      26,048      (28,355)
Capital and surplus, as of January 1,                                            5,638,025    6,699,147    5,843,999
   Other changes in capital and surplus:
       Net income (loss)                                                           285,505      494,576     (776,516)
       Change in net unrealized capital (losses) gains (net of capital gains tax expense (benefit): 2012 - $21,950; 2011 - $(3,008);
         2010 - $(110,099))                                                        (40,778)      44,397     (161,330)
       Change in net deferred income tax                                           (22,439)     659,647     (396,374)
       Change in non-admitted assets                                               208,727     (926,257)     513,237
       Change in provision for reinsurance                                          29,414       20,918      (10,819)
       Capital contribution                                                       (645,750)      67,381    1,947,275
       Quasi-reorganization                                                      1,000,000           --           --
       Return of capital                                                                --   (1,414,078)          --
       Change in par value of common stock                                              --       (5,922)          --
       Dividends to stockholder                                                   (522,716)    (137,458)    (301,343)
       Foreign exchange translation                                                 74,961      (21,541)      25,470
       Change in SSAP 10R                                                               --      189,739      (11,994)
       Other surplus adjustments                                                      (606)      (3,246)       1,494
   Total changes in capital and surplus                                            366,318   (1,031,844)     829,100
                                                                                ----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                         $6,004,343  $ 5,667,303  $ 6,673,099
                                                                                ==========  ===========  ===========

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                2012         2011        2010
--------------------------------                                             ----------  -----------  ----------
                                       Cash from Operations

Premiums collected, net of reinsurance                                       $5,313,202  $ 5,378,755  $5,414,448
Net investment income                                                           809,251      779,881     851,466
Miscellaneous (expense) income                                                   (6,214)     (86,211)     16,466
                                                                             ----------  -----------  ----------
   SUB-TOTAL                                                                  6,116,239    6,072,425   6,282,380
Benefit and loss related payments                                             3,593,294    3,912,580   4,340,008
Payment to affiliate for loss portfolio transfer                                     --      783,818          --
Commission and other expense paid                                             2,502,676    2,363,413   2,416,351
Federal and foreign income taxes paid (recovered)                                 1,012       28,206    (370,410)
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                                   19,257   (1,015,592)   (103,569)
                                                                             ----------  -----------  ----------
                                       Cash from Investments

Proceeds from investments sold, matured, or repaid:
   Bonds                                                                      4,505,552    4,992,080   5,421,569
   Stocks                                                                         2,833      545,819   1,385,481
   Mortgage loans                                                                   149           --          --
   Other                                                                        243,676      392,513     130,972
                                                                             ----------  -----------  ----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                   4,752,210    5,930,412   6,938,022
                                                                             ----------  -----------  ----------
Cost of investments acquired:
   Bonds                                                                      3,659,690    7,448,761   4,509,137
   Stocks                                                                         2,736        9,769     622,754
   Mortgage loans                                                                59,296           --          --
   Other                                                                        278,203      250,178     240,465
                                                                             ----------  -----------  ----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                         3,999,925    7,708,708   5,372,356
                                                                             ----------  -----------  ----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                        752,285   (1,778,296)  1,565,666
                                                                             ----------  -----------  ----------
                           Cash from Financing and Miscellaneous Sources

Capital contributions                                                           300,000    1,942,747          --
Return of capital                                                                    --   (1,414,078)         --
Change in par value of common stock                                                  --       (5,922)         --
Dividends to stockholder                                                       (455,589)    (110,000)   (301,343)
Intercompany receivable and payable, net                                       (164,090)     (77,372)    169,364
Net deposit on deposit-type contracts and other insurance                        (1,683)      (1,723)     13,312
Equities in underwriting pools and associations                                  54,713      356,715       6,643
Collateral deposit liability                                                     77,021      (40,411)    (13,384)
Other                                                                           105,869      (30,447)   (103,508)
                                                                             ----------  -----------  ----------
   NET CASH (USED IN) PROVIDED FROM FINANCING AND MISCELLANEOUS ACTIVITIES      (83,759)     619,509    (228,916)
                                                                             ----------  -----------  ----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                                687,783   (2,174,379)  1,233,181
Cash and short-term investments:
   Beginning of year                                                            446,531    2,620,910   1,387,729
                                                                             ----------  -----------  ----------
   END OF YEAR                                                               $1,134,314  $   446,531  $2,620,910
                                                                             ==========  ===========  ==========

See Note 12E for description of non-cash items.

               See Notes to Statutory Basis Financial Statements

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   American Home Assurance Company (the Company or American Home) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG PC, respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 19.4 percent of its net premiums written represented workers' compensation business. Relative to geographic location, 90.6 percent of the Company's direct premiums written were foreign sourced, with 85.7 percent from the Japan branch. U.S. resident business accounted for 9.4 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                    Pool
                                                                         NAIC   Participation   State of
Company                                                                 Co Code  Percentage     Domicile
-------                                                                 ------- ------------- ------------
(1) National Union Fire Ins. Co. of Pittsburgn, Pa. (National Union) *   19445       38%      Pennsylvania
(2) American Home                                                        19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)                        19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                             19402        5%      Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)                      23841        5%      Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)            19429        5%      Pennsylvania
(7) Chartis Casualty Company (CCC)                                       40258        0%      Pennsylvania
(8) Granite State Insurance Company (Granite)                            23809        0%      Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)                  23817        0%        Illinois

*  Lead Company

   The accompanying financial statements include the Company's U.S. operation, the operations of its Japan branch, and its participation in the Chartis Overseas Association (the Association or COA), as described in Note 5. The 2012 balances include the Company's operations of its Argentina branch. Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The prior year amounts within the Statements of Admitted Assets and the Statements of Liabilities, Capital and Surplus have been adjusted to reflect the merger of Landmark Insurance Company (Landmark) into National Union and subsequent retrocession to Lexington Insurance Company (Lexington) as if these transactions had occurred as of January 1, 2011. Asset and liability accounts acquired by National Union as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to the Company in accordance with its pooling participation percentage. Refer to Note 5 for additional information pertaining to the Association.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services (NY SAP).

   NY SAP recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of New York. The Superintendent of the New York State Department of Financial Services (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

   NY SAP has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of: (1) allowing the discounting of workers compensation known case loss reserves on a non-tabular basis; that are not permitted under NAIC SAP; and, (2) allowing certain offsets to the provision for reinsurance in accordance with NY SAP Regulation 20 that are not permitted under NAIC SAP.

   With the concurrence of the New York State Department of Financial Services (NY DFS), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   In the first quarter of 2012 the Company received a permitted practice to effect a quasi-reorganization that was accounted for as described in NAIC Statement of Statutory Accounting Principles (SSAP) No. 72, Surplus and Quasi-reorganizations (SSAP 72) (Refer to Note 10 for more information). The quasi-reorganization did not impact the Company's total surplus. The Company did not request or receive any permitted accounting practices for 2011 and 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

DECEMBER 31,                                            2012        2011        2010
------------                                         ----------  ----------  ----------
Net income (loss), NY SAP                            $  285,505  $  494,576  $ (776,516)
State prescribed practices - addition (deduction):
   Non-tabular discounting                              (70,542)     60,114     (27,631)
                                                     ----------  ----------  ----------
NET INCOME (LOSS), NAIC SAP                          $  214,963  $  554,690  $ (804,147)
                                                     ==========  ==========  ==========
STATUTORY SURPLUS, NY SAP                            $6,004,343  $5,667,303  $6,673,099
State prescribed or permitted practices - (charge):
   Non-tabular discounting                             (455,052)   (384,510)   (444,624)
   Credits for reinsurance                             (118,047)    (94,824)   (172,413)
                                                     ----------  ----------  ----------
STATUTORY SURPLUS, NAIC SAP                          $5,431,244  $5,187,969  $6,056,062
                                                     ==========  ==========  ==========

   The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded, are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       value (referred to as fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts recorded require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statements of Operations and Changes in Capital and Surplus immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e. the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, are charged directly to surplus;

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/ (depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows present changes in cash and short term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. NY SAP also requires disclosure of contingent assets and

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those used for loss and LAE reserves, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

    . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both: (a) readily convertible to known amounts of cash; and
       (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

    . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short term investments. Short term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short term investments.

    . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

       Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

       Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $4,753,790 and $3,936,226, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

    . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

       Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

    . Other Invested Assets: Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements. Partnership and joint venture investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in partnerships and joint ventures that are determined to have an other-than-temporary impairment (OTTI) in value, the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

    . Mortgage Loans: Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected.

    . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the contract expires, realized gains and losses are recorded in investment income.

    . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of the specific identification.

       Investment income due and accrued is assessed for collectability. The Company writes off investment

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

    . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at fair value, partnerships, joint ventures, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   Other Than Temporary Impairment:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP No. 26, Bonds, Excluding Loan Backed and Structured Securities, SSAP No. 43, Revised, Loan-backed and Structured Securities, SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities), SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and Interpretation 06-07 Definition of phrase "Other Than Temporary".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is determined to have OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net realized capital gains (losses).

   In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

       . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

       . The occurrence of a discrete credit event resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

       .  There are other factors precluding a full recovery of the investment.

   Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered a candidate for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       .  The Company may not realize a full recovery on their investment;

       .  Fundamental credit issues of the issuer exist;

       . An intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered a candidate for OTTI. OTTI factors to consider include:

       . An order of liquidation or other fundamental credit issues with the partnership exists;

       . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

       . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

       . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for 100 percent of amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted and thereafter for 10 percent of any amounts recoverable not offset by retrospectively return premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated return contracts amounted to $1,118,007 and $1,378,023, respectively, net of non-admitted premium balances of $38,071 and $58,213, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


For the years ended December 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $154,505  $350,717  $522,917
Percentage of total net written premiums                             3.0%      6.6%     10.1%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or, five year terms) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statements of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated unassigned surplus until the actual

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which based on internal analyses do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP No. 62
   - Revised, Property and Casualty Reinsurance (SSAP 62R), the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by NY DFS, or, ii) the collateral (i.e., funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of NY SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income (expense) in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,156,910 and $3,698,960, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $81,137 and $63,117, respectively, of which $23,559 and $25,005, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the NY DFS, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the statements of admitted assets and liabilities, capital and surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company discounts its loss reserves on workers' compensation claims as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. Only case basis loss reserves are discounted. Tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $211,531 and $202,786, respectively, all of which were applied against the Company's case reserves.

   The calculation of the Company's workers' compensation non-tabular discount is based upon the Company's own payout pattern and a 5.0 percent interest rate as prescribed by NY SAP. Only case basis loss reserves are discounted. Non-tabular discount is not applied to IBNR reserves. As of December 31, 2012 and 2011, the Company's non-tabular discount amounted to $455,052 and $384,510, respectively, all of which were applied against the Company's case reserves. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $1,674,185 and $1,704,799, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholder.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet NY DFS requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. For the years ended December 31, 2012 and 2011, depreciation and amortization expense amounted to $9,136 and $14,394, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $163,036 and $153,908, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGE IN ACCOUNTING PRINCIPLES

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012, the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   The Company adopted SSAP 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

       1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;
       2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and
       3. The amount of the assessment can be reasonably estimated.

   For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12). The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010 and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3, Accounting Changes and Correction of Errors, have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011 and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011 and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                                                 TOTAL
                                                                POLICYHOLDERS   ADMITTED      TOTAL
                                                                   SURPLUS       ASSETS    LIABILITIES
                                                                ------------- -----------  -----------
BALANCE AT DECEMBER 31, 2011                                     $5,667,303   $23,901,312  $18,234,009
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,068 of deemed capital
     contribution)                                                    4,232         4,232           --
   Liability corrections                                            (26,436)           --       26,436
   Income tax corrections                                            (7,074)       (7,074)          --
                                                                 ----------   -----------  -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (29,278)       (2,842)      26,436
                                                                 ----------   -----------  -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                          $5,638,025   $23,898,470  $18,260,445
                                                                 ==========   ===========  ===========

   The composition for each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) deemed dividend resulting from the forgiveness of a loan to an affiliate; (b) miscellaneous reconciling items relating to other assets and deposit programs; partially offset by
   (c) overstated allowance adjustment; (d) accrued recoverables related to self insured retention programs.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) IBNR statutory to GAAP differences;
   (b) unearned premium and outstanding loss reserves resulting from reserve validations; partially offset by (c) taxes, licenses and fees reserve for residual market plans and, (d) deposit program liabilities.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) current and deferred tax assets and liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2011 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2010                                     $6,673,099    $26,416,595   $19,743,496
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $897 of deemed capital
     contribution)                                                   47,679         47,679            --
   Liability corrections                                            (23,911)            --        23,911
   Income tax corrections                                             2,280          2,280            --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS            26,048         49,959        23,911
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                          $6,699,147    $26,466,554   $19,767,407
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; (b) intangible asset; and, (c) miscellaneous reserves; partially offset by: (d) a miscellaneous non-admitted asset;
   (e) non-admitted assets related to retrospective premium and high deductible recoverables; and, (f) other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and,
   (b) paid losses and loss reserves; partially offset by: (c) reserve adjustments; and, (d) other miscellaneous adjustments.

   Income tax corrections - The increase in taxes is primarily the result of corrections for: (a) the current tax assets and tax liabilities; and,
   (b) the tax effect of the corresponding change in asset and liability corrections.

   2010 ADJUSTMENTS:

                                                                POLICYHOLDERS TOTAL ADMITTED    TOTAL
                                                                   SURPLUS        ASSETS     LIABILITIES
                                                                ------------- -------------- -----------
BALANCE AT DECEMBER 31, 2009                                     $5,872,354    $25,002,928   $19,130,574
Adjustments to beginning Capital and Surplus
   Asset corrections                                                  2,147          2,147            --
   Liability corrections                                            (23,800)            --        23,800
   Income tax corrections                                            (6,702)        (6,702)           --
                                                                 ----------    -----------   -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND SURPLUS           (28,355)        (4,555)       23,800
                                                                 ----------    -----------   -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                          $5,843,999    $24,998,373   $19,154,374
                                                                 ==========    ===========   ===========

   The composition for each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and liabilities is described below:

   Asset corrections - The increase in net admitted assets is primarily the result of corrections for: (a) equities and deposits in pools and associations; partially offset by, (b) a decrease in miscellaneous accounts receivable; and, (c)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   other miscellaneous adjustments.

   Liability corrections - The increase in total liabilities is primarily the result of corrections for: (a) an increase in loss reserves related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) deposit liability balances; and, (d) other small miscellaneous adjustments.

   Income tax corrections - The decrease in taxes is primarily the result of corrections for: (a) deferred tax substantiation; and, (b) the tax effect of the corresponding change in asset and liability corrections.

NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011.

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $17,011,221 $18,325,355 $17,761,724 $18,504,022
   Common stocks                                            83,185      86,075      84,263      84,263
   Mortgage loans                                           60,167      89,901          --          --
   Derivatives asset                                         2,188       2,188       1,690       1,690
   Other invested assets                                 1,483,452   1,483,452   1,440,576   1,440,576
   Cash, cash equivalents and short-term investments     1,134,314   1,134,314     446,531     446,531
   Receivable for securities and other                         513         513         491         491
   Equities and deposits in pools & associations           255,640     255,640     266,934     266,934
Liabilities:
   Collateral deposit liability                        $   376,977 $   376,977 $   299,956 $   299,956
   Payable for securities                                      489         489      64,083      64,083

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The statutory fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

The reconciliation from carrying values to fair values of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the table below:

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                    $   543,363 $   38,425  $     97  $   581,691
   All other governments                                   724,664     43,067       254      767,477
   States, territories and possessions                   1,578,734    142,999        --    1,721,733
   Political subdivisions of states, territories and
     possessions                                         2,037,287    169,859        --    2,207,146
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        4,811,431    382,236     3,057    5,190,610
   Industrial and miscellaneous                          7,315,742    554,748    13,792    7,856,698
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                $17,011,221 $1,331,334  $ 17,200  $18,325,355
                                                       =========== ==========  ========  ===========

                                                                     GROSS      GROSS
                                                        CARRYING   UNREALIZED UNREALIZED
                                                         VALUE*      GAINS      LOSSES   FAIR VALUE
                                                       ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                    $ 1,202,854 $   51,880  $     30  $ 1,254,704
   All other governments                                   866,122     34,145     3,898      896,369
   States, territories and possessions                   1,773,975    155,847        --    1,929,822
   Political subdivisions of states, territories and
     possessions                                         2,172,432    156,627       352    2,328,707
   Special revenue and special assessment
     obligations and all non-guaranteed obligations
     of agencies and authorities and their political
     subdivisions                                        5,430,054    343,906    10,153    5,763,807
   Public utilities                                             --         --        --           --
   Industrial and miscellaneous                          6,316,287    169,838   155,512    6,330,613
                                                       ----------- ----------  --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                $17,761,724 $  912,243  $169,945  $18,504,022
                                                       =========== ==========  ========  ===========

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $635,529 and $318,273, respectively.

At December 31, 2012 and 2011 the Company held hybrid securities with fair values of 56,298 and $53,235, respectively, and carrying values of $52,546 and $52,281, respectively. The securities are included in the Industrial and Miscellaneous category.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                                 CARRYING
                                                  VALUE*    FAIR VALUE
                                                ----------- -----------
        Due in one year or less                 $   406,314 $   411,736
        Due after one year through five years     3,531,530   3,709,656
        Due after five years through ten years    4,235,975   4,621,970
        Due after ten years                       4,466,212   4,828,203
        Structured securities                     4,371,190   4,753,790
                                                ----------- -----------
           TOTAL BONDS                          $17,011,221 $18,325,355
                                                =========== ===========

Proceeds from sales and associated gross realized capital gains and gross realized capital losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31          2012                  2011                  2010
-------------------------------  --------------------- --------------------- ---------------------
                                              EQUITY                EQUITY                EQUITY
                                   BONDS    SECURITIES   BONDS    SECURITIES   BONDS    SECURITIES
                                 ---------- ---------- ---------- ---------- ---------- ----------
    Proceeds from sale           $3,047,963   $2,830   $3,979,210  $104,040  $4,652,824 $1,078,800
    Gross realized gains            133,853       21      168,725    14,425      99,350    536,459
    Gross realized losses             6,685       86        9,904       363      28,656     15,017

The reconciliation from cost or amortized cost to fair value and carrying value of the Company's common stocks as of December 31, 2012 and 2011 are set forth in the table below:

                                       DECEMBER 31, 2012
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,741     $5,452   $57,081    $2,890    $54,191
 Non-affiliated    20,513     8,751        270    28,994        --     28,994
                  -------   -------     ------   -------    ------    -------
    TOTAL         $61,305   $30,492     $5,722   $86,075    $2,890    $83,185
                  =======   =======     ======   =======    ======    =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                       DECEMBER 31, 2011
                 -------------------------------------------------------------
                  COST OR    GROSS      GROSS
                 AMORTIZED UNREALIZED UNREALIZED  FAIR   NON-ADMITTED CARRYING
                   COST      GAINS      LOSSES    VALUE     ASSET      VALUE
                 --------- ---------- ---------- ------- ------------ --------
 Common stocks:
 Affiliated       $40,792   $21,832     $5,602   $57,022     $--      $57,022
 Non-affiliated    22,561     6,312      1,632    27,241      --       27,241
                  -------   -------     ------   -------     ---      -------
 TOTAL            $63,353   $28,144     $7,234   $84,263     $--      $84,263
                  =======   =======     ======   =======     ===      =======

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the table below:

                                                               LESS THAN 12 MONTHS 12 MONTHS OR LONGER        TOTAL
                                                               ------------------- ------------------- -------------------
                                                                FAIR    UNREALIZED  FAIR    UNREALIZED   FAIR   UNREALIZED
DESCRIPTION OF SECURITIES                                       VALUE     LOSSES    VALUE     LOSSES    VALUE     LOSSES
-------------------------                                      -------- ---------- -------- ---------- -------- ----------
As of December 31, 2012:
U.S. governments                                               $ 12,507   $   97   $     --  $    --   $ 12,507  $    97
All other governments                                            24,027      223     16,325       31     40,352      254
States, territories and possessions                                  --       --         --       --         --       --
Political subdivisions of states, territories and possessions        --       --         --       --         --       --
Special revenue                                                  28,756       32     24,748    3,025     53,504    3,057
Industrial and miscellaneous                                    418,427    7,600    273,226    6,192    691,653   13,792
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS                                                     483,717    7,952    314,299    9,248    798,016   17,200
                                                               --------   ------   --------  -------   --------  -------
Affiliated                                                          330       79     20,814    5,373     21,144    5,452
Non-affiliated                                                        3      270         --       --          3      270
                                                               --------   ------   --------  -------   --------  -------
Total common stocks                                                 333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL STOCKS                                                        333      349     20,814    5,373     21,147    5,722
                                                               --------   ------   --------  -------   --------  -------
TOTAL BONDS AND STOCKS                                         $484,050   $8,301   $335,113  $14,621   $819,163  $22,922
                                                               ========   ======   ========  =======   ========  =======

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                LESS THAN 12 MONTHS  12 MONTHS OR LONGER         TOTAL
                                                               --------------------- ------------------- ---------------------
                                                                 FAIR     UNREALIZED  FAIR    UNREALIZED   FAIR     UNREALIZED
DESCRIPTION OF SECURITIES                                        VALUE      LOSSES    VALUE     LOSSES     VALUE      LOSSES
-------------------------                                      ---------- ---------- -------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                               $  101,528  $     30  $     --  $    --   $  101,528  $     30
All other governments                                             125,873     2,625    16,280    1,273      142,153     3,898
States, territories and possessions                                    --        --        --       --           --        --
Political subdivisions of states, territories and possessions      25,592       352        --       --       25,592       352
Special revenue                                                   295,154       427    53,323    9,726      348,477    10,153
Industrial and miscellaneous                                    2,107,765   120,975   274,131   34,537    2,381,896   155,512
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS                                                     2,655,912   124,409   343,734   45,536    2,999,646   169,945
                                                               ----------  --------  --------  -------   ----------  --------
Affiliated                                                             --        --    20,584    5,602       20,584     5,602
Non-affiliated                                                      4,075     1,328        --      304        4,075     1,632
                                                               ----------  --------  --------  -------   ----------  --------
Total common stocks                                                 4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL STOCKS                                                        4,075     1,328    20,584    5,906       24,659     7,234
                                                               ----------  --------  --------  -------   ----------  --------
TOTAL BONDS AND STOCKS                                         $2,659,987  $125,737  $364,318  $51,442   $3,024,305  $177,179
                                                               ==========  ========  ========  =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,273, $61,446 and $49,894 in 2012, 2011 and 2010, respectively and reported write-downs on its common stock investments due to OTTI in fair value of $896, $0 and $33,261 during 2012, 2011 and 2010, respectively.

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company reported the following write-downs on its joint venture and partnership investments due to an OTTI in fair value:

         FOR THE YEARS ENDED DECEMBER 31,        2012   2011    2010
         --------------------------------       ------ ------- -------
         Steel Partners Holdings L.P.           $4,569 $    -- $    --
         General Atlantic Mauritius Limited      2,276      --      --
         Hunter Global Investors LP              1,578      --      --
         General Atlantic Partners 82, L.P.         --   4,427      --
         General Atlantic Partners 80, L.P.         --   4,306      --
         TH Lee Putnam Ventures, L.P.               --   4,079      --
         Sprout IX LP                               --   1,988      --
         Advanced Technology Ventures VI, L.P.      --   1,894      --
         General Atlantic Partners 74, L.P.         --      --  14,793
         NEF Kamchia Co-Investment Fund, L.P.       --      --  12,803
         General Atlantic Partners 70, L.P.         --      --  11,535
         Prides Capital Fund I LP                   --      --  10,778
         RH Fund 1, L.P.                            --      --   6,940
         General Atlantic Partners 77, L.P.         --      --   6,326
         Items less than $1.0 million               --     750      --
                                                ------ ------- -------
         TOTAL                                  $8,423 $17,444 $63,175
                                                ====== ======= =======

Securities carried at book adjusted values of $1,366,538 and $1,316,565 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $29,000, $27,606 and $17,034, respectively and interest expense of $27, $4 and $348, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP No. 100, Fair Value Measurements (SSAP 100) as of
December 31, 2012 and 2011:

                                        DECEMBER 31, 2012
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $75,286 $55,092 $130,378
               Common stocks      28,994      --      --   28,994
               Derivatives            --   1,038      --    1,038
                                 ------- ------- ------- --------
               Total             $28,994 $76,324 $55,092 $160,410
                                 ======= ======= ======= ========

                                        DECEMBER 31, 2011
                                 --------------------------------
                                 Level 1 Level 2 Level 3  Total
                                 ------- ------- ------- --------
               Bonds             $    -- $80,765 $81,990 $162,755
               Common stocks      27,241      --      --   27,241
               Derivative asset       --   1,690      --    1,690
                                 ------- ------- ------- --------
               Total             $27,241 $82,455 $81,990 $191,686
                                 ======= ======= ======= ========

The following table presents changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2012
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         -------     ------   --------             --                -------              -------           -------
Total    $81,990     $7,242   $(44,383)            $9                $12,491              $(2,257)          $55,092
         =======     ======   ========             ==                =======              =======           =======

                                                                 Unrealized Gains
         Balance                          Total Realized Gains       (Losses)        Purchases, Sales,     Balance at
       Beginning of Transfers Transfers (Losses) included in Net   Included in    Issuances, Settlements, December 31,
           Year        In        Out       Investment Income         Surplus                Net               2011
       ------------ --------- --------- ------------------------ ---------------- ----------------------- ------------
Bonds     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ------     -------   -------           ------              -------              -------           -------
Total     $2,904     $72,866   $(3,014)          $3,686              $(5,172)             $10,720           $81,990
          ======     =======   =======           ======              =======              =======           =======

Mortgage loans:

Mortgage loans on real estate are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. The maximum and minimum lending rates of interest received for new and commercial loans were 4.63 percent during 2012. None of the Company's mortgage loans had interest rates that had been reduced during 2012. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 66 percent as of December 31, 2012. There were no mortgage loan investments with interest more than 180 days past due as of December 31, 2012. No amounts for taxes or assessments have been advanced.

Impaired mortgage loans are identified by management as loans in which a probability exists that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans, including loans that are delinquent more than 90 days, is generally recognized on a cash basis. There are no impaired mortgage investments at December 31, 2012 for which there is a related allowance for credit losses in accordance with SSAP No. 37, Mortgage Loans, or SSAP No. 83, Mezzanine Real Estate Loans.

For commercial mortgage loans in particular, the impairment is measured based on the fair value of underlying collateral, which is determined based on the present value of expected net future cash flows of the collateral, less estimated costs to sell. For other loans, the impairment may be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the loan's observable market price, where available. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions.

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following tables present information about other invested assets carried at fair value on a non-recurring basis and indicate the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011.

                             DECEMBER 31, 2012
                       ------------------------------
                       Level 1 Level 2 Level 3 Total
Other invested assets    $--     $--   $4,697  $4,697
                         ---     ---   ------  ------
Total                    $--     $--   $4,697  $4,697
                         ===     ===   ======  ======

                              DECEMBER 31, 2011
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
Other invested assets    $--     $--   $11,871 $11,871
                         ---     ---   ------- -------
Total                    $--     $--   $11,871 $11,871
                         ===     ===   ======= =======

Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to retain such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


BOOK/ADJUSTED CARRYING VALUE   PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT   PROJECTED CASH                  AMORTIZED COST AFTER
        PERIOD OTTI                 FLOWS       RECOGNIZED OTTI         OTTI         FAIR VALUE
-----------------------------  ---------------- --------------- -------------------- ----------
         $2,253,688               $2,180,048        $73,640          $2,180,048      $2,068,731
                                  ==========        =======          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, as of December 31, 2012 and 2011 were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        --------    ------    --------    ------    --------   -------
Total temporarily impaired securities   $316,332    $6,408    $223,640    $5,214    $539,972   $11,622
                                        ========    ======    ========    ======    ========   =======

                                           DECEMBER 31, 2011
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                                  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ----------  --------   --------   -------   ----------  --------
Total temporarily impaired securities  $1,805,059  $100,010   $270,280   $33,244   $2,075,339  $133,254
                                       ==========  ========   ========   =======   ==========  ========

In its OTTI assessment, the Company considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. The Company also considers how credit enhancements affect the expected performance of the security. In addition, the Company also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to AIG SPV.

The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of Class A Notes issued by Metropolis, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the Company's cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on the Metropolis Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the cross-currency swaps held by the Company and its affiliates as of and for the years ended December 31, 2012 and 2011:

                               AS OF DECEMBER 31, 2012  YEAR ENDED DECEMBER 31, 2012
                             ------------------------- ------------------------------
                                                             YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED     CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/ (LOSSES)    (LOSSES)
-------                      ---------------   ------  --------------- --------------
National Union                (Euro)381,208    $2,323      $  (580)        $2,323
American Home                       164,847     2,188         (179)         2,188
C&I                                 107,151     1,406         (126)         1,406
Lexington Insurance Company         271,998     3,689         (326)         3,689
                              -------------    ------      -------         ------
   Total                      (Euro)925,204    $9,606      $(1,211)        $9,606
                              =============    ======      =======         ======

                               AS OF DECEMBER 31, 2011 YEAR ENDED DECEMBER 31, 2011
                             ------------------------- -----------------------------
                                                            YTD         UNREALIZED
                               OUTSTANDING     FAIR       REALIZED    CAPITAL GAINS/
COMPANY                      NOTIONAL AMOUNT   VALUE   GAINS/(LOSSES)    (LOSSES)
-------                      ---------------   ------  -------------- --------------
National Union               (Euro)  434,192   $2,509     $ (7,961)       $2,509
American Home                        195,790    1,690       (4,985)        1,690
C&I                                  127,264    1,148       (2,789)        1,148
Lexington Insurance Company          323,054    2,838       (7,080)        2,838
                              ---------------  ------     --------        ------
   Total                     (Euro)1,080,300   $8,185     $(22,815)       $8,185
                              ===============  ======     ========        ======

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91 - Revised, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $1,238,770 and $953,661, respectively. The Company had loaned securities with a fair value of $1,192,342 and $919,879 as of December 31, 2012 and 2011,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

respectively.

NOTE 4 - RESERVES FOR LOSSES AND LOSS ADJUSTMENT EXPENSES

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,466,514  $14,383,093  $13,482,501
Incurred losses and LAE related to:
   Current accident year                           4,006,581    4,293,428    4,074,495
   Prior accident year                               252,121      250,641    1,904,603
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,258,702    4,544,069    5,979,098
                                                 -----------  -----------  -----------
Paid losses and LAE related to:
   Current accident year                          (1,218,287)  (1,368,553)  (1,206,965)
   Prior accident year                            (3,206,440)  (5,092,095)  (3,871,541)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,424,727)  (6,460,648)  (5,078,506)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,300,489  $12,466,514  $14,383,093
                                                 ===========  ===========  ===========

During 2012, the Company ceded $65,962 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $252,121. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims from the Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $33,549 of adverse development. Catastrophe losses of $191,157 are also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,876,693 of its net asbestos and Excess Workers Compensation reserves to Eaglestone Reinsurance Company (Eaglestone). For 2011, the Company reported adverse loss and LAE reserve development of $250,641, including accretion of loss reserve discount, of $37,629. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $168,280 were also included in the Company's incurred losses and LAE. As discussed in Note 5, the restructure of the foreign branch operations resulted in a decrease of $27,229 and $44,666 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,506,600 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes -- Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation -- comprise approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's current best estimate of the ultimate value of the underlying claims. Additionally,

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,180,170, offset by an increase of $794,667 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. There were no catastrophe bond transactions during 2012. In 2011 and 2010, $575,000 and $875,000 in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $173,365, $176,259 and $169,676, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,545,399, $5,970,806 and $4,364,556, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the year ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,350,806  $1,536,426  $  890,649  $ 55,848  $ 67,916  $ 88,550
   Incurred losses and LAE                   (20,822)    (56,328)    818,692    42,532     8,700     5,138
   Calendar year paid losses and LAE        (100,088)   (129,292)   (172,915)  (13,533)  (20,768)  (25,772)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,229,896  $1,350,806  $1,536,426  $ 84,847  $ 55,848  $ 67,916
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  161,724  $  154,386  $   85,957  $  5,628  $  5,476  $  5,744
   Incurred losses and LAE                    19,159      26,780      87,026     1,379     1,379     1,066
   Calendar year paid losses and LAE         (22,096)    (19,442)    (18,597)      (66)   (1,227)   (1,334)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  158,787  $  161,724  $  154,386  $  6,941  $  5,628  $  5,476
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  733,373  $  393,257  $ 38,587  $ 41,696  $ 48,761
   Incurred losses and LAE                        --      46,614     422,050    22,205     8,388     6,963
   Calendar year paid losses and LAE              --    (779,987)    (81,934)   (9,219)  (11,497)  (14,028)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  733,373  $ 51,573  $ 38,587  $ 41,696
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $718,611 $860,891 $1,127,844 $13,897 $8,937 $17,850
Assumed reinsurance basis         83,016  101,277    118,402     203    410     394
Net of ceded reinsurance basis        --       --    552,119   6,579  4,491   8,548

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES        ENVIRONMENTAL LOSSES
                                --------------------------- ----------------------
                                  2012     2011     2010     2012    2011   2010
                                -------- -------- --------- ------- ------ -------
Direct basis                    $ 81,879 $ 98,454 $ 125,316 $ 5,956 $3,830 $ 7,650
Assumed reinsurance basis          7,822    9,322     7,659      62     91      87
Net of ceded reinsurance basis        --       --    55,849   2,795  3,588   3,582

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $71,198 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds as of the effective date of the agreement is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                                  PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                             LOSS RESERVES RESERVES LIABILITY  LIABILITIES
-------                             ------------- -------- --------- -------------
Admitted Pool Companies:
   National Union                     $ 69,627    $  8,532 $  1,600   $   79,759
   American Home                        65,962       8,083    1,517       75,562
   C&I                                  20,155       2,470      463       23,088
   CPCC                                  9,161       1,123      211       10,495
   New Hampshire                         9,161       1,123      211       10,495
   ISOP                                  9,161       1,123      211       10,495
                                      --------    -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES         $183,227    $ 22,454 $  4,213   $  209,894
                                      ========    ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington                          $601,790    $465,276 $ 86,714   $1,153,780
   Chartis Specialty                    66,865      51,697    9,635      128,197
                                      --------    -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES    $668,655    $516,973 $ 96,349   $1,281,977
                                      ========    ======== ========   ==========
GRAND TOTAL                           $851,882    $539,427 $100,562   $1,491,871
                                      ========    ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

Asbestos Loss Portfolio Transfer

On March 31, 2011, the Company and certain other AIG affiliated insurers (collectively, the AIG Asbestos Reinsureds) entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Asbestos Reinsureds transferred all of their net (net of discount and net of external reinsurance) U.S. asbestos liabilities to Eaglestone. The AIG Asbestos Reinsureds made a payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Asbestos Reinsureds is presented below.

Eaglestone and the AIG Asbestos Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Asbestos Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Asbestos Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company
(NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Asbestos Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Asbestos reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Asbestos Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the NY DFS, the Company's provision for reinsurance recoverable both paid and unpaid has been reduced by $88,190 and $82,034 as of December 31, 2012 and 2011, respectively, to reflect the transfer to an authorized reinsurer of the collection risk on certain of the AIG companies' asbestos related third party reinsurance recoverables. This credit is reflected in the "Other allowed offset items" column of Schedule F included within the Company's 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Admitted Pool members entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of 4.25 percent per annum on the funds withheld

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

balance. The Company's portion of the funds held balance including accrued interest was $1,113,372 and $1,071,268 at December 31, 2012 and 2011.

The share of the net reserves assumed by Eaglestone from each of the AIG Excess Workers' Compensation Reinsureds as of the effective date of the agreement is presented below.

                                        ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                   TRANSFER     COMPENSATION     TOTAL
-------                                 ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                        $  827,363     $  927,266    $1,754,629
   American Home                            783,818      1,092,875     1,876,693
   C&I                                      239,500        333,934       573,434
   CPCC                                     108,863        122,009       230,872
   New Hampshire                            108,863        122,009       230,872
   ISOP                                     108,863        122,009       230,872
                                         ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES             2,177,270      2,720,102     4,897,372
                                         ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                261,997             --       261,997
   Chartis Select Insurance Company *        67,370             --        67,370
   Chartis Specialty                         37,428             --        37,428
   Landmark **                                7,486             --         7,486
                                         ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES          374,281             --       374,281
                                         ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                    212,400             --       212,400
   Other                                     26,400             --        26,400
                                         ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                 238,800             --       238,800
                                         ==========     ==========    ==========
GRAND TOTAL                              $2,790,351     $2,720,102    $5,510,453
                                         ==========     ==========    ==========

*  Merged into Lexington effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the NY DFS, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of the Company) to National Union (the lead pooling participant). In turn, each pooling participant receives from National Union their percentage share of the pooled business.

   The Company's share of the pool is 36.0 percent. Accordingly, all insurance and reinsurance related account balances in the accompanying financial statements emanate from the Company's percentage participation in the pool.

   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association; a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, National Union, and the Company. On an annual basis the Association files audited financial statements with the NY DFS that have been prepared in accordance with NY SAP.

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined and business underwritten by the Company's Japan and Argentina branches which is not subject to the Admitted Pooling Agreement nor the Association). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
                                               CODE      PERCENT        JAPAN RISK
MEMBER COMPANY                               -------- ------------- -------------------
Chartis Overseas Limited                         --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   National Union                             19445       11.0%             5.0%
   The Company                                19380       10.0%             0.0%

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

      AS OF DECEMBER 31,                                2012       2011
      ------------------                             ---------  ---------
      Assumed reinsurance premiums receivable        $ 119,473  $ 119,334
      Funds held by ceding reinsurers                   44,804     41,702
      Reinsurance recoverable                           31,234     34,065
      Equity in underwriting pools and associations    255,640    266,934
                                                     ---------  ---------
      TOTAL ASSETS                                   $ 451,151  $ 462,035
                                                     ---------  ---------
      Loss and LAE reserves                          $ 380,640  $ 524,705
      Unearned premium reserves                        187,408    206,983
      Funds held                                        12,082     10,157
      Ceded balances payable                            49,285     48,337
      Assumed reinsurance payable                       53,831     53,519
                                                     ---------  ---------
      TOTAL LIABILITIES                              $ 683,246  $ 843,701
                                                     ---------  ---------
      Total surplus                                  $(232,095) $(381,666)
                                                     =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and Chartis UK Holdings (n/k/a AIG Europe Holdings Limited represented $872,518, respectively of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012, the Company's interest in the Association's SCA entities was $302,999 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities of any kind arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11C - Other Contingencies.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   Investments in affiliates are included in common stocks. As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                                  AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                  OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                              PERCENT   2012        2012            2012
---------------------                             --------- ------- --------------- --------------
Common stocks:
AIU Brasil Affiliate (a)                            100.0%  $   408     $    --        $  (476)
American International Realty Corporation            31.5%   14,198      35,938            (24)
Eastgreen, Inc.                                      13.8%   20,977      18,253             31
Pine Street Real Estate Holdings Corporation (b)     31.5%    5,209          --         (2,362)
                                                    -----   -------     -------        -------
   TOTAL COMMON STOCKS - AFFILIATES                         $40,792     $54,191        $(2,831)
                                                    =====   =======     =======        =======

(a)Carrying value, net of nonadmitted balance of $330.
(b)Carrying value, net of nonadmitted balance of $2,561.

                                                AFFILIATE ACTUAL  CARRYING VALUE    CHANGE IN
                                                OWNERSHIP  COST   AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                            PERCENT   2011        2011            2011
---------------------                           --------- ------- --------------- --------------
Common stocks:
AIG Mexico Industrial, L.L.C. (c)                   0.0%  $    --     $    --       $ (10,954)
AIU Brasil Affiliate                              100.0%      408         476          (1,771)
American International Realty Corporation          31.5%   14,198      35,962          (6,385)
Chartis Non Life Holding Company (Japan), Inc.      0.0%       --          --        (289,975)
Eastgreen, Inc.                                    13.8%   20,977      18,222           8,157
Pine Street Real Estate Holdings Corporation       31.5%    5,209       2,362             227
                                                  -----   -------     -------       ---------
   TOTAL COMMON STOCKS - AFFILIATES                       $40,792     $57,022       $(300,701)
                                                  =====   =======     =======       =========

(c)The Company's interest in AIG Mexico Industrial, L.L.C. was sold in July
   2011.

   On August 4, 2011, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. The Company realized a capital gain of $133,220 and incurred a tax expense of $46,627 on this transaction. The tax liability was relieved through a deemed capital contribution.

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent were $609,564 and $566,665, respectively.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into National Union. In conjunction with this merger, National Union retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select Insurance Company (Chartis Select) was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill. The Landmark merger contributed $1,041 of total assets and total liabilities to the Company's prior year 2011 balances on the Statements of Admitted Assets and Statements of Liabilities, Capital and Surplus.

   Effective January 1, 2012, Chartis Select, which was wholly-owned by National Union, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to National Union. National Union now owns 100 percent of Lexington and Chartis Specialty. National Union recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage.

   The Company recorded its share of each of the transactions disclosed above based upon its stated pool percentage.

   FOREIGN OPERATIONS

   As discussed in Note 1 the business of the Argentina branch is now reported within the Company's results and is not allocated to the remaining members of the Admitted Pool.

   Prior to December 1, 2012 the Company owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity

December 1, 2011          Cyprus Branch of American Home                     AIG Europe Limited, Cyprus Branch

December 1, 2011          Malta Branch of American Home                      AIG Europe Limited, Malta Branch

December 1, 2011          New Zealand Branch of American Home                Chartis Insurance New Zealand Limited

March 1, 2012             Aruban Branch of American Home                     Chartis Aruba Insurance Company N.V.

March 1, 2012             Greek Branch of National Union                     Chartis Insurance UK Limited, Greek Branch

June 1, 2012              Korean Branch of American Home                     Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date            Branch Name                                        Transferee Entity
                          Hong Kong Branch of National Union, American
December 1, 2010          Home and New Hampshire                             Chartis Insurance Hong Kong Limited
January 1, 2011           Singapore Branch of American Home                  Chartis Singapore Insurance Pte. Ltd
March 1, 2011             Australia Branch of American Home                  Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a AIG Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of National Union, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, National Union sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586,800. Additionally, on the same date, the Company closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately
   38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,600. AIG PC's total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby National Union provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

F. OTHER RELATED PARTY TRANSACTIONS

   The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010 as well as all capital contributions and dividends.

                                                                                      2012
                                                             -------------------------------------------------------
                                                                 ASSETS RECEIVED BY         ASSETS TRANSFERRED BY
                                                                     THE COMPANY                 THE COMPANY
                                                             --------------------------- ---------------------------
 DATE OF
TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION STATEMENT VALUE DESCRIPTION
-----------  --------------------------  ------------------- --------------- ----------- --------------- -----------
03/27/2012           Dividend            Chartis U.S., Inc.     $     --         --         $  1,589        Cash
03/27/2012           Dividend            Chartis U.S., Inc.           --         --           48,411     Securities
05/10/2012           Dividend            Chartis U.S., Inc.           --         --          315,000        Cash
06/27/2012           Dividend            Chartis U.S., Inc.           --         --           10,000        Cash
11/01/2012           Dividend            Chartis U.S., Inc.           --         --          129,000        Cash
 Various             Dividend            Chartis U.S., Inc.           --         --           18,716      In kind
10/23/2012      Sale of securities         LSTREET I, LLC        159,498        Cash         153,951     Securities
12/27/2012      Sale of securities              AIG              563,313        Cash         514,499     Securities
12/27/2012     Capital contribution      Chartis U.S., Inc.      300,000        Cash              --         --
 Various     Capital contribution (a)    Chartis U.S., Inc.        1,471       In kind            --         --
 Various     Capital contribution (b)    Chartis U.S., Inc.       52,613       In kind            --         --
 Various     Capital contribution (c)    Chartis U.S., Inc.          166       In kind            --         --

(a)Capital contributions pursuant to the tax sharing agreement
(b)Assumption of liabilities by parent
(c)Other

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                              2011
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     03/28/11         Purchase of securities          AIG Inc.          $587,841     Securities     $  587,841       Cash
                                                      Matched
                                                     Investment
                                                      Program
     08/18/11         Purchase of securities       Chartis Select        179,406     Securities        179,406       Cash
     08/18/11         Purchase of securities         Lexington           747,122     Securities        747,122       Cash
     08/18/11           Sale of securities         Chartis Select        210,304        Cash           200,294    Securities
     08/18/11           Sale of securities           Lexington           854,193        Cash           814,422    Securities
     03/01/11                Dividend            Chartis U.S., Inc.           --         --             11,448     In kind
     06/29/11                Dividend            Chartis U.S., Inc.           --         --            110,000       Cash
     11/01/11                Dividend            Chartis U.S., Inc.           --         --             16,010     In kind
     03/31/11          Return of capital (a)     Chartis U.S., Inc.           --         --          1,020,000       Cash
     09/19/11            Return of capital       Chartis U.S., Inc.           --         --            400,000       Cash
     06/30/11          Capital contributions     Chartis U.S., Inc.        5,623        Cash                --        --
     Various         Capital contributions (b)   Chartis U.S., Inc.       57,153      In kind               --        --
     Various           Capital contribution      Chartis U.S., Inc.        4,605      In kind               --        --

(a)Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b)Capital contributions in lieu of Tax Sharing Agreement

                                                                                              2010
                                                                     -------------------------------------------------------
                                                                         ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                             THE COMPANY                  THE COMPANY
                                                                     ---------------------------  ---------------------------
DATE OF TRANSACTION  EXPLANATION OF TRANSACTION  NAME OF AFFILIATE   STATEMENT VALUE DESCRIPTION  STATEMENT VALUE DESCRIPTION
-------------------  --------------------------  ------------------- --------------- -----------  --------------- -----------
     02/12/10                Dividend            Chartis U.S., Inc.    $       --        --          $300,000        Cash
     04/08/10                Dividend            Chartis U.S., Inc.            --        --             1,343        Cash
     Various         Capital contribution (a)    Chartis U.S., Inc.         5,322     In kind              --         --
     03/31/10          Capital contribution      Chartis U.S., Inc.         4,829     In kind              --         --
     12/31/10        Capital contribution (b)    Chartis U.S., Inc.     1,937,124    Receivable            --         --
     06/24/10           Sale of securities         National Union         708,005       Cash          708,005     Securities

(a)Capital contributions in lieu of Tax Sharing agreement
(b)Capital contribution was received on February 25, 2011

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG Property Casualty Inc. (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350 percent of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG Property Casualty Inc. on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator. AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG Property Casualty Inc. and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG Property Casualty Inc., AIG

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Property Casualty U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG
   CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300 percent of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

   Funding of Eaglestone Capitalization

   On March 31, 2011, National Union, the Company, and New Hampshire (Funding Participants), with the approval of the NY DFS and the PA DOI, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG Property Casualty U.S., Inc. on July 27, 2011. On that same date, AIG Property Casualty U.S., Inc. contributed $620,000 to National Union, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012, 2011 and 2010 between the Company and affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2012, 2011 and 2010:

        FOR THE YEARS ENDED DECEMBER 31,        2012     2011     2010
        --------------------------------      -------- -------- --------
        Chartis Global Claims Services, Inc.  $241,398 $250,065 $245,427
        AIG PC Global Services, Inc.            39,741  272,803       --
                                              -------- -------- --------
           TOTAL                              $281,139 $522,868 $245,427
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services, Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $72,902 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   In 2012, the Company acquired interests in certain collateralized debt obligations (CDOs) from Maiden Lane III

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   LLC (ML III CDOs) in the Federal Reserve Bank of New York's public auctions of securities held in ML III. These CDOs were acquired, in cash, for an aggregate purchase price of $277,000. In the fourth quarter of 2012, the Company sold a portion of its interests in these CDOs to a non-insurance company affiliate (AIG SPV), for an aggregate sales price, in cash, of $159,000 and realized a gain of approximately $7,000. Certain other AIG Life and Retirement and Property-Casualty affiliates also sold interests in ML III CDOs to the AIG SPV.

   The Company subsequently purchased, in cash, from a non-affiliate (L Street II, LLC), NAIC 1-rated loan-backed and structured security (LBaSS) senior notes with a fair value of $190,000. The repayment of these senior notes is secured by the ML III CDOs which L Street II, LLC purchased from AIG SPV.

   As of December 31, 2012 and 2011, short-term investments included amounts invested in a money market fund of an affiliate of $1,073,304 and $376,438, respectively.

   Federal and foreign income taxes payable to AIG or AIG Property Casualty Inc. as of December 31, 2012 and 2011 amounted to $4,311 and $23,930, respectively.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

     AS OF DECEMBER 31,                                     2012    2011
     ------------------                                   -------- -------
     Balances with National Union                         $201,778 $ 3,447
     Balances with other admitted pool companies                34   2,878
     Balances less than 0.5% of admitted assets              2,162   7,005
     Balances arising from merger with Landmark                 --      --
                                                          -------- -------
     RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES  $203,974 $13,330
                                                          ======== =======
     Balances with National Union                         $     -- $    --
     Balances with other admitted pool companies             5,061     145
     Balances less than 0.5% of admitted assets            106,648  46,282
     Balances arising from merger with Landmark                 --  38,728
                                                          -------- -------
     PAYABLE TO PARENT, SUBSIDIARIES AND AFFILIATES       $111,709 $85,155
                                                          ======== =======

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,          2012                  2011                  2010
--------------------------------  --------------------- --------------------- ---------------------
                                   WRITTEN     EARNED    WRITTEN     EARNED    WRITTEN     EARNED
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Direct premiums                  $1,192,441 $1,276,901 $1,327,507 $1,425,212 $1,471,932 $1,494,653
 Reinsurance premiums assumed:
    Affiliates                     6,737,056  6,840,322  6,868,230  7,283,623  6,775,226  7,113,494
    Non-affiliates                   164,020    147,946    102,880     74,710     64,497     37,427
                                  ---------- ---------- ---------- ---------- ---------- ----------
        GROSS PREMIUMS             8,093,517  8,265,169  8,298,617  8,783,545  8,311,655  8,645,574
                                  ---------- ---------- ---------- ---------- ---------- ----------
 Reinsurance premiums ceded:
    Affiliates                     1,459,199  1,391,378  1,403,977  1,497,360  1,574,099  1,537,046
    Non-affiliates                 1,429,927  1,516,102  1,585,708  1,604,027  1,542,184  1,459,764
                                  ---------- ---------- ---------- ---------- ---------- ----------
        NET PREMIUMS              $5,204,391 $5,357,689 $5,308,932 $5,682,158 $5,195,372 $5,648,764
                                  ========== ========== ========== ========== ========== ==========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE            NET
                    --------------------- --------------------- ---------------------
                     UNEARNED              UNEARNED              UNEARNED
                     PREMIUM   COMMISSION  PREMIUM   COMMISSION  PREMIUM    COMMISSION
                     RESERVES    EQUITY    RESERVES    EQUITY    RESERVES     EQUITY
                    ---------- ---------- ---------- ---------- ----------  ----------
DECEMBER 31, 2012:
   Affiliates       $3,208,904  $420,604  $  903,877  $150,379  $2,305,027   $270,225
   Non affiliates       81,953    10,742     358,041    59,568    (276,088)   (48,826)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,290,857  $431,346  $1,261,918  $209,947  $2,028,939   $221,399
                    ==========  ========  ==========  ========  ==========   ========
DECEMBER 31, 2011:
   Affiliates       $3,342,813  $394,470  $  830,856  $138,051  $2,511,957   $256,419
   Non affiliates       65,890     7,775     444,215    73,807    (378,325)   (66,032)
                    ----------  --------  ----------  --------  ----------   --------
   TOTALS           $3,408,703  $402,245  $1,275,071  $211,858  $2,133,632   $190,387
                    ==========  ========  ==========  ========  ==========   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                        UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                            RESERVES           LAE             AND LAE
                        ---------------- --------------- -------------------
    DECEMBER 31, 2012:
       Affiliates          $  903,877       $170,885         $ 9,146,419
       Non-affiliates         358,041        273,142           2,858,965
                           ----------       --------         -----------
       TOTAL               $1,261,918       $444,027         $12,005,384
                           ==========       ========         ===========
    DECEMBER 31, 2011:
       Affiliates          $  830,856       $124,663         $10,409,887
       Non-affiliates         444,215        274,823           2,977,082
                           ----------       --------         -----------
       TOTAL               $1,275,071       $399,486         $13,386,969
                           ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                      NAIC CO.
      REINSURER                                         CODE     AMOUNT
      ---------                                       -------- ----------
      Affiliates:
      Chartis U.S., Inc. Admitted Pool                    --   $7,564,898
      Eaglestone Reinsurance Company                   10651      560,318
      Chartis Overseas Ltd                                --      441,127
      AIU Insurance Company                            19399      123,651
      United Guaranty Insurance Company                11715       22,965
      AIG Europe Limited (France Branch)                  --        6,159
      US Life Ins Co Of NY (F/ Amer Int Life Ass NY)   70106        1,492
      L'Union Atlantique De Reassurances S.A.             --        1,329
      Chartis Australia Insurance Ltd.                    --        1,171
      Other affiliates below $1.0 million                 --        3,118
                                                       -----   ----------
             TOTAL AFFILIATES                                   8,726,228
                                                       -----   ----------
      Non-affiliates
         Swiss Re Group                                   --      248,413
         Transatlantic Group                              --      230,337
         Lloyds Syndicates                                --      201,285
         Munich Re Group                                  --      191,200
                                                       -----   ----------
             TOTAL NON-AFFILIATES                                 871,235
                                                       -----   ----------
         TOTAL AFFILIATES AND NON-AFFILIATES                   $9,597,463
                                                       =====   ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $55,727, $2,152 and $135,317, respectively, as a result of commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,146 and premiums earned of $(6); the 2010 loss was comprised of losses incurred of $135,412, commissions incurred of $(98) and premiums earned of $(3). The following table includes the components of the losses by reinsurer:

COMPANY                                                            2012    2011    2010
-------                                                           ------- ------ --------
ISOP - the Association (a)                                        $50,174 $   -- $     --
American United Life Ins Co.                                        1,723     --       --
First Allmerica Financial Insurance Company                         1,123     --       --
Trenwick America Reinsurance Corporation                            1,024     --       --
Argonaut Midwest Insurance Company                                     --  1,882       --
American International Reinsurance Co. (AIRCO, an affiliate) (b)       --     --  131,629
Reliastar Life Ins. Co.                                                --     --    1,296
Continental Casualty Co.                                               23     --    1,270
Other reinsurers below $1 million                                   1,660    270    1,122
                                                                  ------- ------ --------
TOTAL                                                             $55,727 $2,152 $135,317
                                                                  ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Chartis Overseas Association (the Association) covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, National Union, the Company and New Hampshire (all member companies of the Association and participants of the Admitted Pool) recorded a loss of $139,372 as follows.

                                           ADMITTED COMPANY'S
                                             POOL     SHARE
                                           -------- ---------
                  Losses incurred          $107,191  $38,589
                  LAE incurred               32,181   11,585
                                           --------  -------
                  Losses and LAE incurred  $139,372  $50,174
                                           ========  =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the returned portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000. The Company's 36 percent pool share was $36,000.

(b)Effective April 1, 2010, National Union commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 36 percent pool share as follows:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $927,617
                                                             ----------     --------
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      131,629
                                                             ----------     --------
   Net cash                                                  $2,211,079     $795,988
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $103,172 and $102,721, respectively.

During 2012, 2011 and 2010, the Company had net recoveries (write offs) of reinsurance recoverable balances of $7,221, $14,092 and $(1,224), respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $356,179    $116,455    $472,634
Reinsurance payable on paid loss and loss adjustment expenses   221,076      61,608     282,684

2011                                                           AFFILIATE NON-AFFILIATE  TOTAL
----                                                           --------- ------------- --------
Premiums in course of collection                               $165,233    $ 36,933    $202,166
Reinsurance payable on paid loss and loss adjustment expenses    71,574      11,807      83,381

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, relate to reinsurance agreements with the following:

                                                            2012                               2011
                                             ---------------------------------- ---------------------------------
                                             Premiums in Reinsurance payable on Premiums in Reinsurance payable on
                                              course of    paid loss and loss    course of    paid loss and loss
                                             collection   adjustment expenses   collection   adjustment expenses
                                             ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                        $48,802          $    --           $ 7,986          $ 10,262
Chartis Overseas Ltd.                           43,656           24,912            42,610            13,061
American International Reinsurance Co. Ltd.     24,379           19,239                --                --
La Meridional Compania Argentina                21,609            3,446                40                --
Chartis Insurance Company of Canada             14,950           12,556             7,179             6,348
Chartis Excess Ltd.                              8,273            4,276             8,210                36
Chartis Australia Insurance Ltd.                 7,648            3,092                --             4,945
AIU Insurance Co.                                7,610            6,015            (2,539)           (3,624)
AIG Europe Ltd.                                  6,278            6,338             6,947             6,679
AIG Europe Limited (France Branch)               5,810            6,188             7,984             9,237
Chartis Specialty Ins. Co.                       2,753            2,217             3,195             1,321
National Union Ins. Co. of Vermont               1,642            9,578             2,225             9,024
CA De Seguros American Intl                      1,511            1,064             5,270             1,337
Chartis Ins. Co. of Puerto Rico                  1,369              409             1,473             1,269
United Guaranty Residential Ins. Co.               570               --               461           (50,400)
La Meridional Compania Argentina de Seguros
  S.A.                                              11                2             3,757             1,210
Eaglestone Reinsurance Co.                          --           19,251                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with National Union. In accordance with the commutation agreement, National Union transferred cash and securities totaling $4,041,671 to Chartis Specialty. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statement of Liabilities, Capital and Surplus:
   Outstanding Losses                                        $3,278,251    $1,180,170
   Unearned premium reserves                                    933,787       336,163
   Other                                                         49,727        17,902
                                                             ----------    ----------
                                                             $4,261,765    $1,534,235
                                                             ==========    ==========
Statement of Operations and Changes in Capital and Surplus:
   Ceding Commission                                            220,094        79,234
                                                             ----------    ----------
   Net cash and securities                                   $4,041,671    $1,455,001
                                                             ==========    ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2012:
                 Direct           $   --    $86,648     $    --
                 Assumed              --         --          --
                 Ceded             3,842         --      17,981
                                  ------    -------     -------
                 TOTAL            $3,842    $86,648     $17,981
                                  ======    =======     =======

                                  DEPOSIT   DEPOSIT   FUNDS HELD
                                  ASSETS  LIABILITIES LIABILITIES
                                  ------- ----------- -----------
              DECEMBER 31, 2011:
                 Direct           $   --    $97,581     $    --
                 Assumed              --         44          --
                 Ceded                 3         --       4,848
                                  ------    -------     -------
                 TOTAL            $    3    $97,625     $ 4,848
                                  ======    =======     =======

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2012 and 2011 is set forth in the table below:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    3    $97,625    $ 686   $189,891
   Deposit activity, including loss recoveries                  3,839     (9,208)    (683)   (90,764)
   Interest income or expense, net of amortization of margin       --     (1,769)      --     (1,502)
                                                               ------    -------    -----   --------
BALANCE AT DECEMBER 31                                         $3,842    $86,648    $   3   $ 97,625
                                                               ======    =======    =====   ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                      2012                   2011
                             ---------------------  ---------------------
                             FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                               ASSETS   LIABILITIES   ASSETS   LIABILITIES
                             ---------- ----------- ---------- -----------
     BALANCE AT JANUARY 1       $--      $  4,848    $ 88,515    $  990
        Contributions            --        57,648          --     4,753
        Withdrawals              --       (44,515)    (88,515)     (895)
        Interest                 --            --          --        --
                                ---      --------    --------    ------
     BALANCE AT DECEMBER 31     $--      $ 17,981    $     --    $4,848
                                ===      ========    ========    ======

NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                    DECEMBER 31, 2012                DECEMBER 31, 2011
                                             -------------------------------- -------------------------------
DESCRIPTION                                   ORDINARY   CAPITAL     TOTAL     ORDINARY   CAPITAL    TOTAL
-----------                                  ---------- ---------  ---------- ---------- --------  ----------
Gross Deferred Tax Assets                    $1,696,557 $ 109,321  $1,805,878 $1,632,616 $122,640  $1,755,256
Statutory Valuation Allowance Adjustments            --        --          --         --       --          --
                                             ---------- ---------  ---------- ---------- --------  ----------
Adjusted Gross Deferred Tax Assets            1,696,557   109,321   1,805,878  1,632,616  122,640   1,755,256
Deferred Tax Assets Nonadmitted                 624,170        --     624,170    828,450       --     828,450
                                             ---------- ---------  ---------- ---------- --------  ----------
Subtotal Net Admitted Deferred Tax Asset      1,072,387   109,321   1,181,708    804,166  122,640     926,806
Deferred Tax Liabilities                        188,816   209,717     398,533     58,661  176,253     234,914
                                             ---------- ---------  ---------- ---------- --------  ----------
Net Admitted Deferred Tax Asset/(Liability)  $  883,571 $(100,396) $  783,175 $  745,505 $(53,613) $  691,892
                                             ========== =========  ========== ========== ========  ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                                    DECEMBER 31, 2012            DECEMBER 31, 2011
                                                              ------------------------------ --------------------------
DESCRIPTION                                                    ORDINARY  CAPITAL    TOTAL    ORDINARY CAPITAL   TOTAL
-----------                                                   ---------- -------- ---------- -------- -------- --------
Carried back losses that reverse in subsequent three
  calendar years                                              $       -- $     -- $       -- $     -- $     -- $     --
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus (the lesser of 1 and 2 below)     783,175       --    783,175  691,892       --  691,892
1. Adjusted gross DTAs realizable within 36 months               890,123       --    890,123  691,892       --  691,892
2. 15 percent of statutory surplus                                   N/A      N/A    783,175      N/A      N/A  786,764
Adjusted gross DTAs that can be offset against DTLs              289,212  109,321    398,533  112,273  122,641  234,914
                                                              ---------- -------- ---------- -------- -------- --------
Total DTA admitted as the result of application of SSAP
  101                                                         $1,072,387 $109,321 $1,181,708 $804,165 $122,641 $926,806
                                                              ========== ======== ========== ======== ======== ========

                                                                             2012        2011
                                                                          ----------  ----------
Ratio percentage used to determine recovery period and threshold
  limitation amount                                                              385%        432%
Amount of adjusted capital and surplus used to determine recovery period
  and threshold limitation in (2) above                                   $5,221,167  $5,693,511

During 2012, 2011, and 2010, the Company's current income tax expense (benefit) was comprised of the following:

   For the years ended December 31,             2012       2011       2010
   --------------------------------           --------  ---------  ---------
   Federal income tax                         $(28,785) $ (95,734) $(142,812)
   Foreign income tax                           16,212     (8,461)    (5,462)
   Other - including return to provision       (18,590)        --      6,354
                                              --------  ---------  ---------
   Subtotal                                    (31,163)  (104,195)  (141,920)
   Federal income tax on net capital gains      48,295     90,032    169,323
                                              --------  ---------  ---------
   Federal and foreign income taxes incurred  $ 17,132  $ (14,163) $  27,403
                                              ========  =========  =========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
        Ordinary                                  ---------- ----------
           Discounting of unpaid losses           $  317,097 $  416,180
           Non-admitted assets                       102,542    126,696
           Unearned premium reserve                  186,343    200,003
           Goodwill & deferred revenue                27,548     29,941
           Bad debt expense                           58,405     74,123
           Net operating loss carry-forward          622,777    461,242
           Foreign tax credit carry-forwards         157,063     69,946
           Deferred tax on foreign operations             --     43,675
           Investments                               181,118    118,681
           Deferred loss on branch conversions            53      9,555
           Intangibles                                19,098     22,280
           Other temporary difference                 24,513     60,293
                                                  ---------- ----------
               Subtotal                            1,696,557  1,632,615

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                  624,170    828,450
                                                  ---------- ----------
        Admitted ordinary deferred tax assets     $1,072,387 $  804,165
                                                  ---------- ----------
        Capital
           Investments writedown                  $  105,465 $  110,936
           Unrealized capital losses                   2,948     11,335
           Deferred loss on branch conversions           538         --
           Other temporary difference                    370        370
                                                  ---------- ----------
               Subtotal                              109,321    122,641

        Statutory valuation allowance adjustment          --         --
        Nonadmitted                                       --         --
                                                  ---------- ----------
        Admitted capital deferred tax assets         109,321    122,641
                                                  ---------- ----------
        Admitted deferred tax assets              $1,181,708 $  926,806
                                                  ========== ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                                         2012     2011
       Ordinary                                        -------- --------
              Investments                              $130,700 $ 46,868
              Deferred tax on foreign operations         55,771       --
              Other temporary difference                  2,346   11,793
                                                       -------- --------
                 Subtotal                               188,817   58,661
          Capital
              Investments                                38,964   19,064
              Unrealized capital gains                  170,752  157,189
                                                       -------- --------
                 Subtotal                               209,716  176,253
                                                       -------- --------
          Deferred tax liabilities                     $398,533 $234,914
                                                       -------- --------
       Net deferred tax assets/liabilities             $783,175 $691,892
                                                       ======== ========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                                2012        2011       CHANGE
                                                             ----------  ----------  ---------
Adjusted gross deferred tax assets                           $1,805,878  $1,755,256  $  50,622
Total deferred tax liabilities                                 (398,533)   (234,914)  (163,619)
                                                             ----------  ----------  ---------
Net deferred tax assets (liabilities)                         1,407,345   1,520,342   (112,997)
Deferred tax assets/(liabilities) - SSAP 3                                             (11,454)
Deferred tax assets/(liabilities) - unrealized                                         (21,950)
Deferred tax - noncash settlement through paid-in capital                              (57,154)
                                                                                     ---------
Total change in deferred tax                                                           (22,439)
                                                                                     =========
Change in deferred tax - current year                                                  (24,764)
Change in deferred tax - current year - other surplus items                              2,325
                                                                                     ---------
Change in deferred tax - current year - total                                        $ (22,439)
                                                                                     =========

                                                               CURRENT    DEFERRED     TOTAL
                                                             ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                                    $  (25,905) $  (11,454) $ (37,359)
   SSAP 3 - statutory valuation allowance                            --          --         --
                                                             ----------  ----------  ---------
   Subtotal SSAP 3                                              (25,905)    (11,454)   (37,359)
   SSAP 3 - APIC                                                 57,154     (57,154)        --
   SSAP 3 - unrealized gain/loss                                     --          --         --
                                                             ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities                  31,249     (68,608)   (37,359)
   SSAP 3 - non-admitted impact                                  (6,821)     37,106     30,285
                                                             ----------  ----------  ---------
   Total SSAP 3 impact                                       $   24,428  $  (31,502) $  (7,074)
                                                             ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,805,878. Management believes that it is more likely than not that these assets will be realized, and therefore the Company has not recorded a valuation allowance against its deferred tax asset. This expectation is based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

    . the nature, frequency, and severity of current and cumulative financial reporting losses;

    . transactions completed and transactions expected to be completed in the near future;

    . the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

    . the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

    . tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

Despite the existence of cumulative losses in recent years, including losses related to adverse development, the Company has been able to implement tax planning strategies to protect against the loss of deferred tax assets, and the Company has concluded that it is more likely than not that its net deferred tax assets will be realized at December 31, 2012.

In concluding that the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted gross deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,805,878 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that it is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $783,175 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory Federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

                                                              2012                  2011                  2010
                                                      --------------------  --------------------  --------------------
Description                                             AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT   AMOUNT   TAX EFFECT
-----------                                           ---------  ---------- ---------  ---------- ---------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                         $ 302,637   $105,923  $ 480,413  $ 168,145  $(749,113) $(262,190)
Book to Tax Adjustments:
   Tax Exempt Income                                   (212,356)   (74,325)  (304,201)  (106,470)  (420,450)  (147,157)
   Intercompany Dividends                                    --         --     (6,294)    (2,203)        --         --
   Dividend Received Deduction                             (622)      (218)      (451)      (158)    (8,767)    (3,069)
   Subpart F Income, Gross-Up & Foreign Tax Credits      63,904     (2,445)    14,771     (3,291)   (36,387)   (13,104)
   Meals And Entertainment                                   --         --         --         --        567        199
   Stock Options And Other Compensation                   9,756      3,415     27,409      9,593      4,644      1,625
   Non-Deductible Penalties                                  90         31      1,442        505         --         --
   Change in Non-admitted Assets                         42,101     14,735     84,424     29,549    162,087     56,731
   Change in Tax Position                                    --       (549)        --     (5,702)        --     11,310
   Statutory Valuation Allowance                             --         --   (753,998)  (753,998)   765,335    765,335
   Return to Provision                                       --     (4,319)        --     (5,690)        --     19,394
   Branch Incorporation & Conversion                     (1,005)      (352)      (536)      (188)        --         --
   Non-Deductible Expenses                                   --         --     34,253     11,989         --         --
   Other                                                     --         --       (252)       (89)        --     (5,297)
                                                      ---------   --------  ---------  ---------  ---------  ---------
       Total Book to Tax Adjustments                    (98,132)   (64,027)  (903,433)  (826,153)   467,029    685,967
                                                      ---------   --------  ---------  ---------  ---------  ---------
Total Federal Taxable Income and Tax                  $ 204,505   $ 41,896  $(423,020) $(658,008) $(282,084) $ 423,777
                                                      =========   ========  =========  =========  =========  =========
Federal and Foreign Income Taxes Incurred                          (31,163)             (104,195)             (141,920)
Federal Income Tax on Net Capital Gains                             48,295                90,032               169,323
Change in Net Deferred Income Taxes                                 22,439              (659,647)              396,374
Less: Change in Deferred Tax - Other Surplus Items                   2,325                15,802                    --
                                                                  --------             ---------             ---------
Total Tax                                                         $ 41,896             $(658,008)            $ 423,777
                                                                  --------             ---------             ---------

As of December 31, 2012, the Company had $157,063 of foreign tax credits carry forwards expiring through the year 2022, and $1,779,363 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no capital loss carry forwards remaining as of December 31, 2012 and no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

In accordance with Circular Letter 1979-33 issued by the New York State Insurance Department (now known as the NY DFS), AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $15,284, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

          AS OF DECEMBER 31,                      2012        2011
          ------------------                  -----------  ----------
          Fair value of plan assets           $ 3,720,427  $3,432,515
          Less: projected benefit obligation    4,909,897   4,219,931
                                              -----------  ----------
          Funded status                       $(1,189,470) $ (787,416)
                                              ===========  ==========

   The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                             2012              2011              2010
------------------                       ----------------  ----------------  ----------------
Discount rate                                  3.94%             4.62%             5.50%
Rate of compensation increase (average)        4.00%             4.00%             4.00%
Measurement date                         December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                         N/A               N/A               N/A

   In 2012, 2011, and 2010, AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $9,915, $7,922, and $11,968 for 2012, 2011, and 2010 respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postretirement Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $652, $589 and $112 for the years ended December 31, 2012, 2011, and 2010 respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,246, $4,957 and $7,156 in 2012, 2011 and 2010, respectively.

   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but only provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $27,950, $9,020 and $24,269 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   With the approval of the NY DFS, the Company executed a quasi reorganization effective March 31, 2012, which was a restatement of Gross Paid-in and Contributed Surplus to Unassigned Surplus. The impact of the quasi-reorganizations is as follows:

      Change in Gross Paid-in
          and Contributed        Change in
              Surplus         Unassigned Funds
      ----------------------- ----------------
2012        $(1,000,000)         $1,000,000
            -----------          ----------

   The Company returned $1,420,000 in capital to its immediate parent as a result of reducing the par value of its common capital stock from $0.015 per share to $0.0115065 per share. The return of capital was accomplished by two separate transactions. On March 31, 2011, the Company reduced the par value of its common stock from $0.015 per share to $0.0124578 per share. On September 30, 2011, the Company further reduced the par value of its common stock to $0.0115065 per share. As a result of these transactions, the Company's common capital stock was reduced by $5,922 and its gross paid in and contributed surplus was reduced by $1,414,078. Both transactions were approved by the Company's board of directors and NY DFS.

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                2012        2011
                             ---------  -----------
Unrealized gains and losses  $ 284,870  $   198,889
Non-admitted asset values     (939,992)  (1,224,794)
Provision for reinsurance      (49,111)     (78,525)

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                          2012         2011        2010
------------------------------                      -----------  -----------  ---------
Unrealized gains, current year                      $   283,851  $   198,889  $ 220,760
Unrealized gains, previous year                         198,889      220,760    441,772
                                                    -----------  -----------  ---------
Change in unrealized gains                               84,962      (21,871)  (221,012)
Change in tax on unrealized gains                       (21,950)       3,008    110,099
Adjustments to beginning surplus (SSAP 3) (Note 2)           --        2,913    (40,963)
Derivatives - change in foreign exchange                   (652)       5,940     (4,250)
Amortization of goodwill                                 (7,719)      (7,967)    (5,204)
Japan UTA                                               (96,438)      62,374         --
Mortgage loans                                            1,019           --         --
                                                    -----------  -----------  ---------
Change in unrealized, net of taxes                  $   (40,778) $    44,397  $(161,330)
                                                    ===========  ===========  =========

Change in non-admitted asset values                     2012         2011
-----------------------------------                 -----------  -----------
Non-admitted asset values, current year             $  (939,992) $(1,224,794)
Non-admitted asset values, previous year             (1,224,794)    (458,968)
                                                    -----------  -----------
Change in non-admitted assets                           284,802     (765,826)
Adjustments to beginning surplus (SSAP 3)               (76,075)      29,308
Change in accounting principles SSAP 10R                     --     (189,739)
                                                    -----------  -----------
Change in non-admitted assets                       $   208,727  $  (926,257)
                                                    ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012, 2011 and 2010, management utilized collateral including letters of credit provided by its Ultimate Parent of $274,558, $381,134 and $314,752, respectively. For 2010, management also utilized assets in trust of $26,752. The use of these assets was approved by the NY DFS.

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10 percent of the Company's statutory earned surplus as of December 31, 2012, or 100 percent of the Company's adjusted net investment income for the preceding 36 month period ending December 31,
   2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of NY DFS. As of December 31, 2012, the maximum dividend payment, which may be made without prior approval during 2013, is $600,314.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

   As of December 31, 2012 and 2011, the Company reported ordinary dividends to AIG Property Casualty U.S., Inc. of $522,716 and $137,458, respectively.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of the AIG PC insurance and non-insurance companies (collectively, the AIG PC parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the AIG PC parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the AIG PC parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and
   (iii) agreed to pay a contingent fine in the event that the AIG PC parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG has an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   As of December 31, 2009, all leases were transferred from the Company to National Union. Lease expenses are allocated to each affiliate based upon the percentage of space occupied. The Company's share of these transactions is based on its allocation as a member of the Admitted Pool, based upon its stated pool percentage.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third parties or affiliated AIG entities to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties (mostly affiliates) involved

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   in these structured settlements the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,580,996 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                   Licensed in
  Name of life insurer                          Location  Balances  New York
  --------------------                          --------- -------- -----------
  American General Life Insurance Company        Texas    $405,333      No
  BMO Life Assurance Company                     Canada    235,409      No
  The United States Life Insurance Company in
    the City of New York                        New York   878,872     Yes

   As part of its private equity portfolio investment, as of December 31, 2012 the Company may be called upon for an additional capital investment of up to $272,384. The Company expects only a small portion of this portfolio will be called during 2013.

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force. The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                       POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                     DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @      SURPLUS
GUARANTEED COMPANY                                  ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012  @12/31/2012
------------------                                 -------- ---------- ------------- --------------- ---------- --------------
21st Century Advantage Insurance Company
  (f/k/a AIG
Advantage Insurance Company )                   *  12/15/97   8/31/09  $      3,400   $     27,802     $  --     $    27,077
AIG Edison Life Insurance Company (f/k/a
  GE Edison Life Insurance Company)            **   8/29/03   3/31/11    22,892,930    101,513,918        --       5,058,696
Farmers Insurance Hawaii (f/k/a AIG Hawaii
  Insurance Company, Inc.)                      *   11/5/97   8/31/09        11,415         85,547        --          80,148
Chartis Seguros Mexico SA (f/k/a AIG
  Mexico Seguros Interamericana, S.A. de
  C.V.)                                            12/15/97                 206,231         94,087        --          84,123
American General Life and Accident
  Insurance Company                            +     3/3/03   9/30/10     8,269,324    146,599,363        --      11,514,485
American General Life Insurance Company              3/3/03  12/29/06    31,189,630    146,599,363        --      11,514,485
American International Assurance Company
  (Australia) Limited                               11/1/02  10/31/10       443,000      1,799,000        --         574,000
21st Century North America Insurance
  Company (f/k/a American International
  Insurance Company )                          *    11/5/97   8/31/09        37,068        543,538        --         517,343
21st Century Superior Insurance Company (f/
  k/a American International Insurance
  Company of California, Inc.)                 *   12/15/97   8/31/09           437         29,300        --          28,367
21st Century Pinnacle Insurance Company (f/
  k/a American International Insurance
  Company of New Jersey)                       *   12/15/97   8/31/09         8,834         41,478        --          39,781
Chartis Europe, S.A. (f/k/a AIG Europe, S.A.)       9/15/98  12/31/12     6,166,101      6,496,414        --       3,391,368
Chartis UK (f/k/a Landmark Insurance
  Company, Limited (UK))                       ++    3/2/98  11/30/07       298,948      6,541,439        --       2,156,437
Lloyd's Syndicate 1414 (Ascot Corporate
  Name)                                             1/20/05  10/31/07        75,263        664,518        --         124,860
SunAmerica Annuity and Life Assurance
  Company (Anchor National Life Insurance
  Company)                                     +     1/4/99  12/29/06    13,714,796    146,599,363        --      11,514,485
SunAmerica Life Insurance Company              +     1/4/99  12/29/06     8,610,638    146,599,363        --      11,514,485
The United States Life Insurance Company in
  the City of New York                               3/3/03   4/30/10     5,021,200     24,001,788        --       1,878,325
The Variable Annuity Life Insurance
  Company                                            3/3/03  12/29/06    45,889,138     70,109,962        --       4,235,520
                                                   --------  --------  ------------   ------------     -----     -----------
   Total guarantees                                                    $142,838,353   $798,346,243     $  --     $64,253,985
                                                                       ============   ============     =====     ===========

* The guaranteed company was formerly part of AIG's Personal Auto Group and was sold on July 1, 2009 to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group (ZFSG), n/k/a Zurich Insurance Company Limited. As part of the sale, ZFSG issued a hold harmless agreement to the Company with respect to its obligations under this guarantee.
** AIG Edison Life Insurance Company (Edison) was sold by AIG to Prudential
   Financial, Inc. (PFI) on February 1, 2011. As part of the sale, PFI provided the Company with a hold harmless agreement with respect to its obligations under this guarantee. Edison merged into Gibraltar Life Insurance Co., Ltd.
   (GLIC) on January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of September 30, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by GLIC as of September 30, 2012.
+ The guaranteed company merged into American General Life Insurance Company effective December 31, 2012. The policyholder obligations disclosed represent those of the guaranteed entity. Invested assets and policyholders' surplus disclosed represent the amount reported by American General Life Insurance Company as of December 31, 2012.
++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis Europe
   Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

          OTHER ADMITTED ASSETS                     2012       2011
          ---------------------                  ---------  ---------
          Allowance provision                    $(164,611) $(103,686)
          Deposit accounting assets                  3,842          3
          Gurananty funds receivable on deposit      8,538     10,011
          Intangible asset - Canada                (54,566)   (63,660)
          Loss funds on deposit                     50,904     51,722
          Paid loss clearing                       330,135    351,287
          Other assets                             106,645     75,247
                                                 ---------  ---------
             TOTAL OTHER ADMITTED ASSETS         $ 280,887  $ 320,924
                                                 =========  =========

B. GUARANTY FUNDS

   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company has a liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments in the amounts of $179,271 and $138,076, respectively, with related assets for premium tax credits of $8,538 and $10,011, respectively. Of the amount accrued, the Company expects to pay approximately $105,807 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $64,918 in future periods. In addition, the Company anticipates it will realize $5,565 of premium tax offset credits and the associated liability in years two through five. The remaining $2,981 will be realized between years six and ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges prior year-end                                $10,011
   Decreases current year:
      Guaranty fund refunds                                              330
      Premium tax offset applied                                       1,602
      Premium tax offset charge off                                      651
   Increases current year:
      Premium tax offset paid                                          1,110
                                                                     -------
   Assets recognized from paid and accrued premium tax offsets and
     policy surcharges current year-end                              $ 8,538
                                                                     =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $164,611 and $103,686, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $57,047, $16,296 and $30,549, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Operations.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


C. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                                    2012      2011
-----------------                                                                  --------  --------
Accounts payable                                                                   $ 48,757  $ 42,160
Accrued retrospective premiums                                                       49,630    64,482
Advance premiums                                                                      7,619     9,915
Amounts withheld or retained by company for account of others                         3,175     4,467
Deferred commission earnings                                                          7,849     4,161
Liability for pension and severance pay                                              18,308    20,276
Policyholder funds on deposit                                                        12,558     9,831
Remittances and items not allocated                                                  34,172    24,870
Retroactive reinsurance payable                                                          82       352
Retroactive reinsurance reserves - ceded                                             (5,592)     (899)
Servicing carrier liability                                                           5,699     6,929
Escrow funds (NICO)                                                                  22,748    25,693
Other legal contingencies                                                                --    52,613
Other liabilities, includes accrued expense account balances and certain accruals   192,224   124,200
                                                                                   --------  --------
   TOTAL OTHER LIABILITIES                                                         $397,229  $389,050
                                                                                   ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. OTHER INCOME (EXPENSE)

   As of December 31, 2012 and 2011, other income (expense) as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

 OTHER INCOME (EXPENSE)                             2012      2011      2010
 ----------------------                           --------  --------  -------
 Other income                                     $ 43,336  $ 18,192  $45,490
 Fee income on deposit programs                      6,641     6,198    8,018
 Equities and deposits in pools and associations        39        --     (698)
 Interest expense on reinsurance program           (39,541)  (51,139)      --
 Foreign exchange gain (loss)                          225    (3,026)     (64)
                                                  --------  --------  -------
    TOTAL OTHER INCOME (EXPENSE)                  $ 10,700  $(29,775) $52,746
                                                  ========  ========  =======

E. NON-CASH ITEMS

   For the years ended December 31, 2012 and 2011, the amounts reported in the accompanying Statements of Cash Flow are net of the following non-cash items:

   NON-CASH TRANSACTIONS                      2012        2011        2010
   ---------------------                    --------  -----------  ----------
   DIVIDENDS TO PARENT:
      Securities                            $ 48,411  $    27,458  $       --
      Other                                   18,716           --          --
   Capital contribution to parent             54,250       61,758   1,947,275
   LOSS PORTFOLIO TRANSFER:
      Premiums collected                       8,083           --          --
      Benefit and loss related payments       58,384    1,092,875          --
      Funds held                             (66,467)  (1,092,875)         --
                                            --------  -----------  ----------
          TOTAL NON-CASH TRANSACTIONS       $121,377  $    89,216  $1,947,275
                                            ========  ===========  ==========

                        AMERICAN HOME ASSURANCE COMPANY

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On February 20, 2013, the 2012 AIG Capital Maintenance Agreement (CMA) was amended to exclude net admitted DTAs from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the CMA was amended to exclude net admitted DTAs from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

The Company paid dividends to AIG PC of $77,000 and $23,000 on March 19, 2013 and April 1, 2013, respectively. Both dividends were approved by its Board of Directors on March 8, 2013.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by National Union acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                 THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                               SEPARATE ACCOUNT A

                        INDEPENDENCE PLUS CONTRACT SERIES
                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements:

     (i) Audited Financial Statements - The Variable Annuity Life Insurance Company
           Report of Independent Registered Public Accounting Firm Consolidated Balance Sheets
           Consolidated Statements of Income (Loss)
           Consolidated Statements of Comprehensive Income (Loss)
           Consolidated Statements of Shareholder's Equity
           Consolidated Statements of Cash Flows
           Notes to the Consolidated Financial Statements

     (ii) Audited Financial Statements - The Variable Annuity Life Insurance Company Separate Account A
           Report of Independent Registered Public Accounting Firm
           Statement of Assets and Liabilities
           Statement of Operations
           Schedule of Portfolio Investments
           Statements of Changes in Net Assets
           Notes to the Financial Statements

     (iii) Statutory Financial Statements - American Home Assurance Company Report of Independent Auditors
           Statements of Admitted Assets
           Statements of Liabilities, Capital and Surplus
           Statements of Income and Changes in Capital and Surplus Statements of Cash Flow
           Notes to the Statutory Basis Financial Statements

(b) Exhibits

1. Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance Company Separate Account A. (1)

1(b). Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of Executive Committee of The Variable Annuity Life Insurance Company Board of Directors. (3)

2.       Not Applicable.

3. Underwriting Agreement between The Variable Annuity Life Insurance Company, The Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc. (4)

4(a).    Form of Individual Annuity Contract (Form UIT-585-96). (1)

4(b).    Form of Group Annuity Contract (Form UITG-585-96). (1)

4(c). Form of Certificate of Participation under Group Annuity Contract (Form UITG-CB-585-96). (1)

5(a).    Form of Application for Annuity Contract (UIT-585-96 and
         UITG-CB-585-96). (2)

5(b). Form of Group Master Application for Flexible Payment Group Annuity Contract (Form UITG-585-96). (1)

6(a). Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company, effective as of April 28, 1989. (1)

6(b). Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The Variable Annuity Life Insurance Company as amended through April 28, 1989, effective March 28, 1990. (1)

6c). Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as amended through July 18, 2001. (3)

7.       Not Applicable.

8(a). General Guarantee Agreement between The Variable Annuity Life Insurance Company and American Home Assurance Company. (5)

8(b). Notice of Termination of General Guarantee Agreement as published in the Wall Street Journal on November 24, 2006 (8).

8(c) Unconditional Capital Maintenance Agreement Between American International Group, Inc. and The Variable Annuity Life Insurance Company effective March 30, 2011 (10)

9(a).    Opinion and consent of counsel for Depositor. (6)

9(b). Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (6)

10(a) Consent of Independent Registered Public Accounting Firm - PricewaterhouseCoopers, LLP. (Filed herewith)

10(b) Consent of Independent Accountants - PricewaterhouseCoopers, (Filed herewith).

11.      Not Applicable.

12.      Not Applicable.

13.      Calculation of standard and nonstandard performance information. (1)

14(a). Powers of Attorney - The Variable Annuity Life Insurance Company. (Filed herewith)

14(b).   Powers of Attorney - American Home Assurance Company. (Filed herewith)

15. Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions. (2)

----------
(1) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 23, 1997, Accession No. 0000950129-97-001680.

(2) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, Accession No. 0000950129-98-001760.

(3) Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4 Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, Accession No. 0000950129-03-002383.

(4) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4 Registration Statement (File No. 33-75292/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-124398/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, Accession No. 0000354912-05-000050.

(6) Incorporated by reference to Post-Effective Amendment No. 3 under the Securities Act of 1933 and Amendment No. 112 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on October 25, 2005, Accession No. 0000950129-05-010060.

(7) Incorporated by reference to Post-Effective Amendment No. 5 under the Securities Act of 1933 and Amendment No. 124 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on
         May 1, 2006, Accession No. 0000950129-06-004646.

(8) Incorporated by reference to Post-Effective Amendment No. 6 under the Securities Act of 1933 and Amendment No. 124 under The Investment Company Act of 1940, File Nos. 333-124398 and 811-03240, filed on
         May 1, 2007, Accession No. 0000950129-07-009704.

(9)      Incorporated by reference to Post-Effective Amendment No. 36 to
         Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2008, Accession No. 0001193125-08-097311.

(10)     Incorporated by reference to Post-Effective Amendment No. 39 to
         Form N-4 Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 2, 2011, Accession No. 0000950123-11-042882.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

     NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
     -----------------------------------------------
     Jay S. Wintrob (2)                     Director, Chairman and Chief Executive Officer
     Bruce R. Abrams                        Director and President
     Thomas J. Diemer                       Director, Senior Vice President and Chief Risk Officer
     Jeffrey M. Farber                      Director
     Mary Jane B. Fortin                    Director, Executive Vice President and Chief Financial Officer
     Deborah A. Gero (2)                    Director, Senior Vice President and Chief Investment Officer
     Jana W. Greer (3)                      Director
     Stephen A. Maginn (3)                  Director, Senior Vice President and Chief Distribution Officer
     James A. Mallon                        Director
     Jonathan J. Novak                      Director
     Curtis W. Olson (1)                    Director
     Glenn R. Harris                        Executive Vice President
     Robert M. Beuerlein                    Senior Vice President and Chief and Appointed Actuary
     Randall W. Epright                     Senior Vice President and Chief Information Officer
     Sharla A. Jackson (5)                  Senior Vice President
     Joseph P. McKernan                     Senior Vice President
     Christine A. Nixon (2)                 Senior Vice President
     Tim W. Still                           Senior Vice President and Chief Operations Officer
     Steven D. Anderson                     Vice President and Controller
     Jim A. Coppedge                        Vice President, General Counsel and Assistant Secretary

     Julie Cotton Hearne                    Vice President and Secretary
     David den Boer                         Vice President and Chief Compliance Officer
     William T. Devanney, Jr.               Vice President and Tax Officer
     Gavin D. Friedman (2)                  Vice President and Litigation Officer
     Tracy E. Harris                        Vice President, Product Filings
     Mallary L. Reznik (2)                  Vice President and Assistant Secretary
     T. Clay Spires                         Vice President and Tax Officer
     William C. Wolfe                       Vice President and Treasurer
     Manda Ghaferi (2)                      Vice President
     David S. Jorgensen                     Vice President
     Melissa H. Cozart                      Privacy Officer
     Craig M. Long                          Anti-Money Laundering and Office of Foreign Asset Control Officer
     David J. Kumatz  (4)                   Assistant Secretary
     Virginia N. Puzon (2)                  Assistant Secretary
     Mary C. Birmingham                     38a-1 Compliance Officer

     (1)   3600 Route 66, Neptune, NJ 07753
     (2)   1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
     (3)   21650 Oxnard Street, Woodland Hills, CA 91367
     (4)   200 American General Way, Brentwood, TN 37027
     (5)   205 E. 10th Avenue, Amarillo, Texas 79101

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-13-001390, filed February 21, 2013. Exhibit 21 is incorporated herein by reference.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2013, a date within 90 days prior to the date of filing, there were 21,654 individual contract owners and 11,727 group contract owners of the qualified contracts offered by the Independence Plus prospectus. As of February 28, 2013 there were 3 individual contract owners and 562 group contract owners of the non-qualified contracts offered by the Independence Plus prospectus.

ITEM 28. INDEMNIFICATION

Set forth below is a summary of the general effect of applicable provisions of the Depositor's Bylaws regarding indemnification of, and advancement of legal expenses to, the Depositor's officers, directors and employees (collectively, "Indemnitees"). The Depositor shall indemnify any Indemnitee who was or is a named defendant or respondent or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, or investigative (including any action by or in the right of the Depositor), or any appeal of such action, suit or proceeding and any inquiry or investigation that could lead to such an action, suit or proceeding, by reason of the fact that the Indemnitee is or was a director, or officer or employee of the Depositor, or is or was serving at the request of the Depositor as a director, officer, partner, venturer, proprietor, trustee, employee, or similar functionary of another foreign or domestic corporation or nonprofit corporation, partnership, joint venture, sole proprietorship, trust, employee benefit plan or other enterprise, against judgments, penalties (including excise and similar taxes), fines, amounts paid in settlement, and reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection with such action, suit or proceeding, if Indemnitee acted in good faith and in a manner he reasonably believed, (i) in the case of conduct in his official capacity as a director of the Depositor, to be in the best interests of the Depositor and (ii) in all other cases, to be not opposed to the best interests of the Depositor; and, with respect to any criminal action or proceeding, if Indemnitee had no reasonable cause to believe his conduct was unlawful; provided, however that in the case of any threatened, pending or completed action, suit or proceeding by or in the right of the Depositor, the indemnity shall be limited to reasonable expenses (including court costs and attorneys' fees) actually incurred in connection with such action, suit or proceeding; and no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Depositor or liable on the basis that personal benefit was improperly received by him, whether or not the benefit resulted from an action taken in the person's official capacity as a director or officer. The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or on a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in the best interests of the Depositor; and, with respect to any criminal action or proceeding, shall not create a presumption that the person had reasonable cause to believe that his conduct was unlawful.

Where an Indemnitee of the Depositor or other person entitled to indemnity hereunder has been wholly successful, on the merits or otherwise, in defense of any such action, suit or proceeding, Indemnitee shall be indemnified against reasonable expenses (including court costs and attorneys' fees) actually incurred by him in connection therewith.

Any indemnification (unless otherwise ordered by a court of competent jurisdiction) shall be made by the Depositor only as authorized in a specific case upon a determination that the applicable standard of conduct has been met. Such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who at the time of the vote have not been named as defendants or respondents in such action, suit or proceeding, or
(ii) if such a quorum cannot be obtained, by a majority vote of a committee of the Board of Directors, designated to act in the matter by a majority vote of all directors, consisting solely of two or more directors who at the time of the vote are not named defendants or respondents in such action, suit or proceeding, or (iii) by special legal counsel selected by the Board of Directors (or a committee thereof) by vote in the manner set forth in subparagraphs (i) and (ii) immediately above or if such a quorum cannot be obtained and such a committee cannot be established, by a majority vote of all directors, or (iv) by the shareholders in a vote that excludes the shares held by any Indemnitee who is named as a defendant or respondent in such action, suit or proceeding.

Reasonable expenses incurred by an Indemnitee of the Depositor or other person entitled to indemnity hereunder, who was, is or is threatened to be made a named defendant or respondent in any such action, suit or proceeding described above may be paid by the Depositor in advance of the final disposition thereof upon
(i) receipt of a written affirmation by the Indemnitee of his good faith belief that he has met the standard of conduct necessary for indemnification under this article and a written undertaking by or on behalf of the Indemnitee to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Depositor as authorized under this article and (ii) a determination that the facts then known to those making the determination would not preclude indemnification under this article.

Notwithstanding any other provision of this article, the Depositor may pay or reimburse expenses incurred by any Indemnitee of the Depositor or any other person entitled to indemnity hereunder in connection with his appearance as a witness or other participation in any action, suit or a proceeding described above at a time when he is not named defendant or respondent in such action, suit or proceeding.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant, as provided above or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the Depositor is against public policy, as expressed in the Securities Act of 1933, and therefore may be unenforceable. In the event (a) that a claim for such indemnification (except insofar as it provides for the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the Depositor by such director, officer or controlling person; and (b) the Securities and Exchange Commission is still of the same opinion that the Depositor or Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit such cause to a court of appropriate jurisdiction, the question of whether such indemnification by the Depositor is against public policy as expressed in the Securities Act of 1933 will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) American General Distributors, Inc. acts as exclusive distributor and principal underwriter of the Registrant.

(b) Unless otherwise indicated, the principal business address of each individual listed below is 2919 Allen Parkway, Houston, Texas 77019:

          NAME AND PRINCIPAL             POSITION AND OFFICES WITH UNDERWRITER
          BUSINESS ADDRESS               AMERICAN GENERAL DISTRIBUTORS, INC.
          ---------------------          -----------------------------------------------
          Kurt W. Bernlohr               Director, Chief Executive Officer and President

          Jim Coppedge                   Director and Secretary
          David H. den Boer              Director and Senior Vice President
          Thomas G. Norwood              Executive Vice President
          Krien VerBerkmoes              Chief Compliance Officer
          John Reiner                    Chief Financial Officer and Treasurer
          Daniel R. Cricks               Tax Officer
          Tom Ward                       Vice President
          Paul Hoepfl                    Assistant Treasurer
          Linda L. Pinney                Assistant Treasurer
          Robert C. Bauman               Assistant Vice President
          Debra L. Herzog                Assistant Secretary
          Paula G. Payne                 Assistant Secretary

     (c) Not Applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the "Act") and the Rules promulgated there under will be in the physical possession of:

             The Variable Annuity Life Insurance Company
             Attn: Operations Administration
             2929 Allen Parkway
             Houston, Texas 77019

ITEM 31. MANAGEMENT SERVICES

There have been no management-related services provided to the separate account for the last three fiscal years.

ITEM 32. UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

     (1) To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

     (2) To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

     (3) To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c.   Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

         (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

         (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

         (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

         (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

     (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

     (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

     (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

     (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

     (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

     (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

     (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

     (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (1) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners an offer to supply the Statement of Additional Information, which shall contain the annual audited statutory financial statements of American Home, free of charge upon a contract owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued contracts. The American Home Guarantee will not cover any contracts with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

                                   SIGNATURES

As required by The Securities Act of 1933 and The Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2013.

                                   THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                                   SEPARATE ACCOUNT A
                                   (Registrant)

                               BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                   COMPANY
                                   (On behalf of the Registrant and itself)


                               BY: /s/ MARY JANE B. FORTIN
                                   ----------------------------------
                                   Mary Jane B. Fortin
                                   Executive Vice President
                                      and Chief Financial Officer

As required by The Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                                     TITLE                       DATE
---------                                     -----                       ----
*JAY S. WINTROB             Director, Chairman and Chief Executive        April 30, 2013
---------------------       Officer
JAY S. WINTROB

*BRUCE R. ABRAMS            Director and President                        April 30, 2013
---------------------
BRUCE R. ABRAMS

*THOMAS J. DIEMER           Director, Senior Vice President and Chief     April 30, 2013
---------------------       Risk Officer
THOMAS J. DIEMER

*JEFFREY M. FARBER          Director                                      April 30, 2013
---------------------
JEFFREY M. FARBER

*MARY JANE B. FORTIN        Director, Executive Vice President            April 30, 2013
---------------------       and Chief Financial Officer
MARY JANE B. FORTIN

                            Director, Senior Vice President and Chief     April 30, 2013
---------------------       Investment Officer
DEBORAH A. GERO

*JANA W. GREER              Director                                      April 30, 2013
---------------------
JANA W. GREER

*STEPHEN A. MAGINN          Director, Senior Vice President and Chief     April 30, 2013
---------------------       Distribution Officer
STEPHEN A. MAGINN

*JAMES A. MALLON            Director                                      April 30, 2013
---------------------
JAMES A. MALLON

*JONATHAN J. NOVAK          Director                                      April 30, 2013
---------------------
JONATHAN J. NOVAK

*CURTIS W. OLSON            Director                                      April 30, 2013
---------------------
CURTIS W. OLSON

*STEVEN. D ANDERSON         Vice President and Controller                 April 30, 2013
---------------------
STEVEN. D ANDERSON

/S/ JENNIFER POWELL         Attorney-In-Fact                              April 30, 2013
---------------------
*JENNIFER POWELL

                                   SIGNATURES

     American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April, 2013.

                               AMERICAN HOME ASSURANCE COMPANY

                               BY:  /S/ KATHLEEN T. CARBONE
                                    -----------------------
                                    Kathleen T. Carbone
                                    Statutory Controller
                                      and Vice President

     This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                   Title                        Date
---------                                   -----                        ----
*/S/ RICHARD HOSKINS                      Director and               April 29, 2013
---------------------------         Chief Financial Officer
RICHARD HOSKINS

*/S/  ALEXANDER R. BAUGH                    Director                 April 29, 2013
---------------------------
ALEXANDER R. BAUGH

*/S/ JAMES BRACKEN                          Director                 April 29, 2013
---------------------------
JAMES BRACKEN

*/S/ JOHN Q. DOYLE                  Director, President and          April 29, 2013
---------------------------         Chief Executive Officer
JOHN Q. DOYLE

*/S/ PETER D. HANCOCK                       Director                 April 29, 2013
---------------------------
PETER D. HANCOCK

*/S/  DAVID L. HERZOG                       Director                 April 29, 2013
---------------------------
DAVID L. HERZOG

*/S/  MONIKA M. MACHON                      Director                 April 29, 2013
---------------------------
MONIKA M. MACHON

*/S/  RALPH W. MUCERINO                     Director                 April 29, 2013
---------------------------
RALPH W. MUCERINO

*/S/ SID SANKARAN                           Director                 April 29, 2013
---------------------------
SID SANKARAN

*/S/  CHRISTOPHER L. SPARRO                 Director                 April 29, 2013
---------------------------
CHRISTOPHER L. SPARRO

*/S/  MARK T. WILLIS                        Director                 April 29, 2013
---------------------
MARK T. WILLIS

* BY: /S/ KATHLEEN T. CARBONE
      -----------------------
      Kathleen T. Carbone
      Attorney-In-Fact
      (Exhibit 14(b) to the Registration Statement)

                                Index of Exhibits

Exhibit No.

10(a). Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP

10(b) Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers

14(a).     Powers of Attorney -- The Variable Annuity Life Insurance Company

14(b).     Powers of Attorney -- American Home Assurance Company